UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22375

PIMCO Equity Series

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

PIMCO Equity Series

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Adam T. Teufel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

●	PIMCO Equity Series Funds
●	PIMCO Equity Series RAE Funds
●	PIMCO Equity Series RealPath® Blend Funds
●	PIMCO RAFI Funds

PIMCO EQUITY SERIES®

Annual Report

June 30, 2021

PIMCO Dividend and Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, second quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third quarter GDP growth was 33.4%, the largest quarterly increase on record. GDP growth in the U.S. was then 4.3% and 6.3% during the fourth quarter of 2020 and the first quarter of 2021, respectively. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its

2	PIMCO EQUITY SERIES

purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Also of note, the U.K. and the European Union agreed to a long-awaited Brexit deal. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.66% on 30 June 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.26%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.11%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 14.86%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 6.81%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 6.57%.

Despite the headwinds from COVID-19 and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 40.79%, fueled, in our view, by accommodative monetary and fiscal policy, as well as improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 39.04%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 40.90%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.29% and European equities, as represented by the MSCI Europe Index, returned 27.94%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $42 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

ANNUAL REPORT	JUNE 30, 2021	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against several other major currencies. For example, the U.S. dollar returned -5.55% and -11.53% versus the euro and the British pound, respectively. However, the U.S. dollar rose 2.86 versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

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Important Information About the PIMCO Dividend and Income Fund

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO Dividend and Income Fund (the “Fund”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Fund may be subject to various risks as described in its prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Fund’s portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

ANNUAL REPORT	JUNE 30, 2021	5

Important Information About the PIMCO Dividend and Income Fund (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or share class may have

6	PIMCO EQUITY SERIES

been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO Dividend and Income Fund	12/14/11	12/14/11	12/14/11	—	12/14/11	12/14/11	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither the Fund’s prospectus nor the Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each

ANNUAL REPORT	JUNE 30, 2021	7

Important Information About the PIMCO Dividend and Income Fund (Cont.)

fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Fund is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Fund is uncertain at this time.

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ANNUAL REPORT	JUNE 30, 2021	9

PIMCO Dividend and Income Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (12/14/11)
PIMCO Dividend and Income Fund Institutional Class	36.27%	8.47%	7.39%
PIMCO Dividend and Income Fund I-2	36.16%	8.37%	7.30%
PIMCO Dividend and Income Fund Class A	35.89%	8.09%	7.02%
PIMCO Dividend and Income Fund Class A (adjusted)	28.47%	6.87%	6.39%
PIMCO Dividend and Income Fund Class C	34.82%	7.27%	6.21%
PIMCO Dividend and Income Fund Class C (adjusted)	33.82%	7.27%	6.21%
MSCI World Index±	39.04%	14.83%	12.90%
75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged±±	29.17%	11.79%	10.28%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

±± The benchmark is a blend of 75% MSCI World Index/25% Bloomberg Barclays Global Aggregate USD Unhedged. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.80% for Institutional Class shares, 0.90% for I-2 shares, 1.15% for Class A shares and 1.90% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PQIIX	I-2 - PQIPX
Class A - PQIZX	Class C - PQICX

Geographic Breakdown as of June 30, 2021†§

United States	56.0%
Japan	10.1%
United Kingdom	6.7%
Australia	5.5%
Spain	4.2%
France	3.7%
Germany	2.8%
Switzerland	1.8%
Canada	1.4%
Netherlands	1.0%
Short-Term Instruments‡	0.6%
Other	6.2%

Sector Breakdown as of June 30, 2021†§

Energy	16.3%
Financials	10.0%
Industrials	9.7%
Materials	9.0%
Communication Services	8.2%
Consumer Staples	8.1%
U.S. Government Agencies	5.9%
Health Care	5.7%
U.S. Treasury Obligations	4.3%
Information Technology	4.2%
Banking & Finance	3.7%
Asset-Backed Securities	3.0%
Utilities	2.8%
Non-Agency Mortgage-Backed Securities	2.7%
Real Estate	1.6%
Sovereign Issues	1.4%
Consumer Discretionary	1.2%
Loan Participations and Assignments	1.2%
Short-Term Instruments‡	0.6%
Other	0.4%

†	% of Investments, at value.
§	Geographic and Sector Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

ANNUAL REPORT	JUNE 30, 2021	11

PIMCO Dividend and Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Dividend and Income Fund seeks to provide current income that exceeds the average yield on global stocks, and as a secondary objective, seeks to provide long-term capital appreciation, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of income-producing investments, and will typically invest between 60-80% of its assets in equity and equity-related securities (such portion of the Fund’s portfolio, the “Equity Sleeve”) providing exposure to a portfolio of stocks (the “RAE Income Global Portfolio”) through investment in the securities that comprise the RAE Income Global Portfolio. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. With respect to investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Fund may invest. The stocks for the Equity Sleeve are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of global equities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

Equity Portfolio:

»	Security selection in the consumer discretionary sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the energy sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the materials sector contributed to relative returns, as and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the communication services sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

Fixed Income Portfolio:

»	Holdings of investment grade corporate credit contributed to performance, as U.S. corporate investment grade spreads tightened.

»	Exposure to select equity holdings contributed to performance, as these securities posted positive returns.

»	Holdings of non-Agency mortgage backed securities contributed to performance, as prices for these securities apperciated.

»

Holdings of emerging market external debt contributed to performance. The JP Morgan Emerging Market Bond Index (EMBI Global), which generally tracks the total return for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, posted positive returns.

»	Exposure to U.S. duration detracted from performance, as the U.S. yield curve steepened and U.S. interest rates in the 2-year to 7-year portion of the curve rose.

»	Exposure to select emerging market local debt, including Mexico and Brazil, detracted from performance, as these securities posted negative returns.

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Expense Example

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,158.60	$4.05	$1,000.00	$1,020.63	$3.79	0.77%
I-2	1,000.00	1,158.60	4.58	1,000.00	1,020.14	4.29	0.87
Class A	1,000.00	1,157.00	5.89	1,000.00	1,018.92	5.51	1.12
Class C	1,000.00	1,152.40	9.81	1,000.00	1,015.26	9.19	1.87

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2021	13

Financial Highlights PIMCO Dividend and Income Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

06/30/2021	$9.71	$0.44	$3.03	$3.47	$(0.46)	$0.00	$(0.46)

06/30/2020	11.27	0.33	(1.57)	(1.24)	(0.32)	0.00	(0.32)

06/30/2019	11.54	0.39	(0.18)	0.21	(0.48)	0.00	(0.48)

06/30/2018	11.09	0.36	0.41	0.77	(0.32)	0.00	(0.32)

06/30/2017	9.94	0.30	1.08	1.38	(0.23)	0.00	(0.23)

I-2

06/30/2021	9.72	0.41	3.06	3.47	(0.45)	0.00	(0.45)

06/30/2020	11.29	0.32	(1.58)	(1.26)	(0.31)	0.00	(0.31)

06/30/2019	11.56	0.38	(0.19)	0.19	(0.46)	0.00	(0.46)

06/30/2018	11.11	0.34	0.42	0.76	(0.31)	0.00	(0.31)

06/30/2017	9.96	0.30	1.07	1.37	(0.22)	0.00	(0.22)

Class A

06/30/2021	9.70	0.39	3.04	3.43	(0.42)	0.00	(0.42)

06/30/2020	11.27	0.29	(1.57)	(1.28)	(0.29)	0.00	(0.29)

06/30/2019	11.53	0.35	(0.19)	0.16	(0.42)	0.00	(0.42)

06/30/2018	11.08	0.31	0.42	0.73	(0.28)	0.00	(0.28)

06/30/2017	9.94	0.27	1.07	1.34	(0.20)	0.00	(0.20)

Class C

06/30/2021	9.70	0.27	3.07	3.34	(0.32)	0.00	(0.32)

06/30/2020	11.29	0.21	(1.57)	(1.36)	(0.23)	0.00	(0.23)

06/30/2019	11.48	0.26	(0.18)	0.08	(0.27)	0.00	(0.27)

06/30/2018	11.06	0.22	0.42	0.64	(0.22)	0.00	(0.22)

06/30/2017	9.92	0.18	1.07	1.25	(0.11)	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 1, 2020, the Fund’s Investment advisory fee was decreased by 0.04% to an annual rate of 0.45%.

14	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.72	36.27%	$32,512	0.79	%(d)	0.80	%(d)	0.77	%(d)	0.78	%(d)	3.79%	218%

9.71	(11.38)	16,438	0.83		0.84		0.80		0.81		3.05	158

11.27	2.06	20,685	0.95		0.96		0.80		0.81		3.48	108

11.54	6.89	23,027	0.85		0.86		0.80		0.81		3.04	80

11.09	14.01	23,087	0.80		0.81		0.79		0.80		2.88	93

12.74	36.19	19,919	0.89	(d)	0.90	(d)	0.87	(d)	0.88	(d)	3.64	218

9.72	(11.52)	19,236	0.93		0.94		0.90		0.91		2.95	158

11.29	1.91	25,573	1.05		1.06		0.90		0.91		3.40	108

11.56	6.80	27,286	0.95		0.96		0.90		0.91		2.94	80

11.11	13.86	24,731	0.90		0.91		0.89		0.90		2.79	93

12.71	35.89	136,346	1.14	(d)	1.15	(d)	1.12	(d)	1.13	(d)	3.41	218

9.70	(11.72)	96,148	1.18		1.19		1.15		1.16		2.70	158

11.27	1.61	122,533	1.30		1.31		1.15		1.16		3.13	108

11.53	6.60	138,561	1.20		1.21		1.15		1.16		2.70	80

11.08	13.54	144,912	1.15		1.16		1.14		1.15		2.53	93

12.72	34.82	18,882	1.89	(d)	1.90	(d)	1.87	(d)	1.88	(d)	2.52	218

9.70	(12.36)	46,644	1.93		1.94		1.90		1.91		1.92	158

11.29	0.87	83,059	2.05		2.06		1.90		1.91		2.34	108

11.48	5.72	115,183	1.95		1.96		1.90		1.91		1.91	80

11.06	12.70	140,710	1.90		1.91		1.89		1.90		1.75	93

ANNUAL REPORT	JUNE 30, 2021	15

Statement of Assets and Liabilities PIMCO Dividend and Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$216,550
Investments in Affiliates	1,231

Financial Derivative Instruments
Exchange-traded or centrally cleared	59
Over the counter	339
Cash	1,409
Deposits with counterparty	1,035
Foreign currency, at value	455
Receivable for investments sold	17,466
Receivable for TBA investments sold	16,654
Receivable for Fund shares sold	497
Interest and/or dividends receivable	2,723
Reimbursement receivable from PIMCO	1
Other assets	1

Total Assets	258,420

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$1,198
Payable for short sales	413

Financial Derivative Instruments
Exchange-traded or centrally cleared	76
Over the counter	76
Payable for investments purchased	19,493
Payable for TBA investments purchased	28,512
Deposits from counterparty	150
Payable for Fund shares redeemed	652
Accrued investment advisory fees	78
Accrued supervisory and administrative fees	67
Accrued distribution fees	12
Accrued servicing fees	33
Accrued reimbursement to PIMCO	1

Total Liabilities	50,761

Net Assets	$207,659

Net Assets Consist of:

Paid in capital	$279,648
Distributable earnings (accumulated loss)	(71,989)

Net Assets	$207,659

Cost of investments in securities	$185,964
Cost of investments in Affiliates	$1,231
Cost of foreign currency held	$456
Proceeds received on short sales	$413
Cost or premiums of financial derivative instruments, net	$(1,778)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

Net Assets:

Institutional Class	$32,512
I-2	19,919
Class A	136,346
Class C	18,882

Shares Issued and Outstanding:

Institutional Class	2,556
I-2	1,563
Class A	10,731
Class C	1,484

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.72
I-2	12.74
Class A	12.71
Class C	12.72

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

ANNUAL REPORT	JUNE 30, 2021	17

Statement of Operations PIMCO Dividend and Income Fund

Year Ended June 30, 2021
(Amounts in thousands†)

Investment Income:

Interest	$2,096
Dividends, net of foreign taxes*	6,335
Dividends from Investments in Affiliates	5
Total Income	8,436

Expenses:

Investment advisory fees	857
Supervisory and administrative fees	725
Distribution fees - Class C	224
Servicing fees - Class A	291
Servicing fees - Class C	75
Trustee fees	14
Interest expense	29
Miscellaneous expense	10
Total Expenses	2,225
Waiver and/or Reimbursement by PIMCO	(14)
Net Expenses	2,211

Net Investment Income (Loss)	6,225

Net Realized Gain (Loss):

Investments in securities	12,631
Exchange-traded or centrally cleared financial derivative instruments	(2,674)
Over the counter financial derivative instruments	(519)
Foreign currency	(71)

Net Realized Gain (Loss)	9,367

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	36,306
Exchange-traded or centrally cleared financial derivative instruments	3,319
Over the counter financial derivative instruments	445
Foreign currency assets and liabilities	7

Net Change in Unrealized Appreciation (Depreciation)	40,077

Net Increase (Decrease) in Net Assets Resulting from Operations	$55,669

* Foreign tax withholdings - Dividends	$258

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Dividend and Income Fund

(Amounts in thousands†)	Year Ended June 30, 2021	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$6,225	$5,539
Net realized gain (loss)	9,367	(17,040)
Net change in unrealized appreciation (depreciation)	40,077	(15,771)

Net Increase (Decrease) in Net Assets Resulting from Operations	55,669	(27,272)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(853)	(569)
I-2	(728)	(701)
Class A	(4,278)	(3,061)
Class C	(841)	(1,420)

Total Distributions(a)	(6,700)	(5,751)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(19,776)	(40,361)

Total Increase (Decrease) in Net Assets	29,193	(73,384)

Net Assets:

Beginning of year	178,466	251,850
End of year	$207,659	$178,466

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

* See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.

(a) The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	JUNE 30, 2021	19

Schedule of Investments PIMCO Dividend and Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.3%

ASSET-BACKED SECURITIES 3.1%

CAYMAN ISLANDS 0.2%

TruPS Financials Note Securitization Ltd.
1.705% due 09/20/2039 •	$415	$401

Total Cayman Islands		401

UNITED STATES 2.9%

Bear Stearns Asset-Backed Securities Trust
1.967% due 12/25/2034 •	1,001	1,004

Conseco Finance Corp.
6.280% due 09/01/2030	157	164

Credit Suisse First Boston Mortgage Securities Corp.
0.712% due 01/25/2032 •	849	828

EMC Mortgage Loan Trust
1.392% due 02/25/2041 •	24	23

Legacy Mortgage Asset Trust
1.843% due 01/28/2070 •	600	607

LP Credit Card ABS Master Trust
1.661% due 08/20/2024 •	242	243

Morgan Stanley Home Equity Loan Trust
0.192% due 12/25/2036 •	1,556	946

Navient Student Loan Trust
1.142% due 12/27/2066 •	458	466

Residential Asset Securities Corp. Trust
0.977% due 01/25/2034 •	771	770

Structured Asset Investment Loan Trust
0.242% due 09/25/2036 •	1,058	1,039

Total United States		6,090

Total Asset-Backed Securities (Cost $6,225)		6,491

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

CANADA 0.0%

Bausch Health Cos., Inc.
3.104% (LIBOR03M + 3.000%) due 06/02/2025 ~	4	4

Total Canada		4

LUXEMBOURG 0.0%

Intelsat Jackson Holdings S.A.
3.600% - 5.618% (LIBOR03M + 5.500%) due 07/13/2022 ~	13	14
8.000% (PRIME + 4.750%) due 11/27/2023 ~	14	14
8.625% due 01/02/2024 ~	13	13

Total Luxembourg		41

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 1.2%

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~	$7	$7

BWAY Holding Co.
3.354% (LIBOR03M + 3.250%) due 04/03/2024 ~	10	9

Caesars Resort Collection LLC
2.854% (LIBOR03M + 2.750%) due 12/23/2024 ~	523	520

Cengage Learning, Inc.
TBD% due 06/29/2026	131	131

CityCenter Holdings LLC
3.000% - 3.250% (LIBOR03M + 2.250%) due 04/18/2024 ~	499	495

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	10	10

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	96	96

Emerald TopCo, Inc.
3.604% - 3.686% (LIBOR03M + 3.500%) due 07/24/2026 ~	3	3

Envision Healthcare Corp.
3.854% (LIBOR03M + 3.750%) due 10/10/2025 ~	215	185

Hilton Worldwide Finance LLC
1.842% (LIBOR03M + 1.750%) due 06/22/2026 ~	230	228

Lealand Finance Company B.V.
3.096% (LIBOR03M + 3.000%) due 06/30/2024 «~	1	1

Lealand Finance Company B.V. (1.093% Cash and 3.000% PIK)
4.093% (LIBOR03M + 1.000%) due 06/30/2025 ~ (b)	3	1

MH Sub LLC
3.604% (LIBOR03M + 3.500%) due 09/13/2024 ~	19	19

Nascar Holdings, Inc.
2.854% (LIBOR03M + 2.750%) due 10/19/2026 ~	2	2

Petco Health & Wellness Co.
TBD% due 03/03/2028	234	234

PUG LLC
3.604% (LIBOR03M + 3.500%) due 02/12/2027 ~	4	4

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	13	13

20	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Renal Care, Inc.
5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~	$13	$13

Uber Technologies, Inc.
3.604% (LIBOR03M + 3.500%) due 02/16/2027 ~	497	498

Westmoreland Coal Company (15.000% PIK)
15.000% due 03/15/2029 «~(b)	4	1

Whatabrands LLC
2.832% (LIBOR03M + 2.750%) due 07/31/2026 ~	2	2

Total United States		2,472

Total Loan Participations and Assignments (Cost $2,535)		2,517

	SHARES
COMMON STOCKS 71.8%

AUSTRALIA 5.7%

CONSUMER DISCRETIONARY 0.2%

Wesfarmers Ltd.	10,592	470

CONSUMER STAPLES 0.2%

Coles Group Ltd.	14,376	184

Endeavour Group Ltd. (d)	4,999	24

Metcash Ltd.	40,177	120

Woolworths Group Ltd.	4,999	143

		471

ENERGY 0.1%

Woodside Petroleum Ltd.	5,888	98

FINANCIALS 0.7%

Australia & New Zealand Banking Group Ltd.	21,336	450

Bendigo & Adelaide Bank Ltd.	28,072	221

Commonwealth Bank of Australia	6,589	494

National Australia Bank Ltd.	11,003	216

Suncorp Group Ltd.	10,371	86

Westpac Banking Corp.	4,069	79

		1,546

INDUSTRIALS 0.1%

Aurizon Holdings Ltd.	63,555	177

	SHARES	MARKET VALUE (000S)
MATERIALS 4.3%

BHP Group Ltd.	125,322	$4,559

BHP Group PLC	27,112	802

Fortescue Metals Group Ltd.	68,722	1,201

Rio Tinto Ltd.	25,313	2,400

		8,962

UTILITIES 0.1%

AGL Energy Ltd.	20,108	123

Total Australia		11,847

BELGIUM 0.3%

COMMUNICATION SERVICES 0.1%

Proximus SADP	8,862	171

ENERGY 0.1%

Euronav NV	10,720	100

FINANCIALS 0.1%

Ageas S.A.	2,960	164

MATERIALS 0.0%

Solvay S.A.	657	84

Total Belgium		519

CANADA 1.2%

CONSUMER DISCRETIONARY 0.0%

Magna International, Inc.	688	64

ENERGY 0.9%

ARC Resources Ltd.	12,682	108

Canadian Natural Resources Ltd.	7,215	262

Enbridge, Inc.	28,764	1,152

Keyera Corp.	2,715	73

Pembina Pipeline Corp.	2,298	73

Suncor Energy, Inc.	5,996	143

		1,811

FINANCIALS 0.3%

Bank of Montreal	242	25

Bank of Nova Scotia	2,341	152

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	21

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

Canadian Imperial Bank of Commerce	767	$88

Power Corp. of Canada	12,064	381

Toronto-Dominion Bank	246	17

		663

Total Canada		2,538

CAYMAN ISLANDS 0.0%

INDUSTRIALS 0.0%

Noble Corp. (d)	159	4

Total Cayman Islands		4

DENMARK 0.0%

HEALTH CARE 0.0%

Novo Nordisk A/S ‘B’	741	62

Total Denmark		62

FINLAND 0.4%

FINANCIALS 0.1%

Sampo Oyj ‘A’	3,626	167

INDUSTRIALS 0.2%

Wartsila Oyj Abp	20,977	311

MATERIALS 0.1%

UPM-Kymmene Oyj	6,189	234

UTILITIES 0.0%

Fortum Oyj	822	23

Total Finland		735

FRANCE 3.5%

COMMUNICATION SERVICES 0.1%

Orange S.A.	13,513	154

CONSUMER STAPLES 0.0%

Danone S.A.	1,419	100

ENERGY 2.3%

TotalEnergies SE	105,304	4,770

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.8%

AXA S.A.	59,074	$1,500

Credit Agricole S.A.	8,116	114

		1,614

HEALTH CARE 0.1%

Sanofi	2,460	258

INDUSTRIALS 0.2%

ALD S.A.	1,370	21

Bouygues S.A.	11,042	409

		430

Total France		7,326

GERMANY 2.8%

COMMUNICATION SERVICES 0.1%

Deutsche Telekom AG	6,181	131

Telefonica Deutschland Holding AG	28,562	75

		206

CONSUMER DISCRETIONARY 0.1%

Bayerische Motoren Werke AG	2,308	245

Daimler AG	459	41

		286

CONSUMER STAPLES 0.2%

Metro AG	25,860	320

FINANCIALS 0.1%

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	529	145

HEALTH CARE 0.1%

Bayer AG	3,917	238

INDUSTRIALS 0.4%

Deutsche Post AG	3,782	257

Hochtief AG	1,009	78

Siemens AG	2,643	420

		755

22	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
MATERIALS 1.7%

BASF SE	44,018	$3,475

Covestro AG	1,198	77

Evonik Industries AG	1,786	60

		3,612

UTILITIES 0.1%

E.ON SE	11,622	135

Total Germany		5,697

HONG KONG 0.1%

INDUSTRIALS 0.1%

CK Hutchison Holdings Ltd.	13,000	101

NWS Holdings Ltd.	14,000	15

		116

INFORMATION TECHNOLOGY 0.0%

VTech Holdings Ltd.	7,300	77

REAL ESTATE 0.0%

Hopson Development Holdings Ltd.	3,300	15

Total Hong Kong		208

IRELAND 0.2%

INFORMATION TECHNOLOGY 0.2%

Seagate Technology Holdings PLC	5,328	468

Total Ireland		468

ISRAEL 0.0%

FINANCIALS 0.0%

Plus500 Ltd.	2,938	54

Total Israel		54

ITALY 0.6%

ENERGY 0.4%

Eni SpA	75,626	922

FINANCIALS 0.1%

Assicurazioni Generali SpA	1,747	35

UnipolSai Assicurazioni SpA	28,121	82

		117

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

Enel SpA	23,265	$216

Total Italy		1,255

JAPAN 10.6%

COMMUNICATION SERVICES 1.4%

KDDI Corp.	7,300	227

Mixi, Inc.	4,100	108

Nintendo Co. Ltd.	200	116

Nippon Telegraph & Telephone Corp.	27,600	722

Softbank Corp.	137,200	1,794

		2,967

CONSUMER DISCRETIONARY 0.5%

Bridgestone Corp.	3,600	164

Haseko Corp.	2,400	33

Honda Motor Co. Ltd.	4,400	141

Isuzu Motors Ltd.	10,900	145

Panasonic Corp.	21,800	251

Sekisui House Ltd.	10,200	209

Subaru Corp.	5,300	105

		1,048

CONSUMER STAPLES 1.1%

Japan Tobacco, Inc.	98,100	1,854

Kirin Holdings Co. Ltd.	4,800	94

Seven & i Holdings Co. Ltd.	6,400	306

		2,254

ENERGY 0.4%

Idemitsu Kosan Co. Ltd.	8,200	198

JXTG Holdings, Inc.	144,200	604

		802

FINANCIALS 2.5%

Aozora Bank Ltd.	8,100	182

Daiwa Securities Group, Inc.	6,500	36

Japan Post Holdings Co. Ltd.	30,200	248

Mitsubishi UFJ Financial Group, Inc.	211,600	1,140

Mizuho Financial Group, Inc.	36,730	526

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	23

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)

MS&AD Insurance Group Holdings, Inc.	7,700	$223

Nomura Holdings, Inc.	32,100	163

ORIX Corp.	17,000	287

Resona Holdings, Inc.	72,200	278

Sumitomo Mitsui Financial Group, Inc.	57,800	1,993

Sumitomo Mitsui Trust Holdings, Inc.	1,500	48

		5,124

HEALTH CARE 0.4%

Astellas Pharma, Inc.	5,700	99

Takeda Pharmaceutical Co. Ltd.	19,300	648

		747

INDUSTRIALS 2.6%

Amada Co. Ltd.	7,900	80

Asahi Glass Co. Ltd.	1,900	80

ITOCHU Corp.	5,800	167

Kajima Corp.	8,700	110

Komatsu Ltd.	6,700	166

Marubeni Corp.	83,300	725

Mitsubishi Corp.	76,300	2,084

Mitsubishi Electric Corp.	3,300	48

Mitsubishi Heavy Industries Ltd.	5,800	171

Mitsui & Co. Ltd.	14,200	320

Mitsui OSK Lines Ltd.	2,100	101

Nippon Yusen KK	4,600	234

NSK Ltd.	11,300	96

Sojitz Corp.	74,700	226

Sumitomo Corp.	59,800	802

Taisei Corp.	2,200	72

		5,482

INFORMATION TECHNOLOGY 1.3%

Canon, Inc.	73,900	1,670

Hitachi Ltd.	3,700	212

Konica Minolta, Inc.	59,100	327

Nippon Electric Glass Co. Ltd.	6,200	146

Seiko Epson Corp.	16,100	283

		2,638

	SHARES	MARKET VALUE (000S)
MATERIALS 0.2%

Mitsubishi Chemical Holdings Corp.	10,600	$89

Mitsubishi Gas Chemical Co., Inc.	3,200	68

Mitsui Chemicals, Inc.	2,400	83

Nitto Denko Corp.	1,100	82

Sumitomo Chemical Co. Ltd.	12,500	67

Ube Industries Ltd.	3,700	75

		464

REAL ESTATE 0.2%

Daito Trust Construction Co. Ltd.	3,800	415

Total Japan		21,941

MEXICO 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)	41,996	0

Total Mexico		0

NETHERLANDS 0.7%

COMMUNICATION SERVICES 0.1%

Koninklijke KPN NV	18,763	59

VEON Ltd. ADR	46,752	85

		144

CONSUMER STAPLES 0.1%

Koninklijke Ahold Delhaize NV	6,583	196

ENERGY 0.1%

Royal Dutch Shell PLC ‘A’	12,209	245

FINANCIALS 0.4%

ASR Nederland NV	1,642	64

NN Group NV	14,608	690

		754

Total Netherlands		1,339

NEW ZEALAND 0.0%

COMMUNICATION SERVICES 0.0%

Spark New Zealand Ltd.	6,294	21

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%

Contact Energy Ltd.	4,006	$23

Total New Zealand		44

NORWAY 0.3%

COMMUNICATION SERVICES 0.1%

Telenor ASA	7,449	126

ENERGY 0.1%

Equinor ASA	10,637	225

Frontline Ltd.	3,720	33

SFL Corp. Ltd.	7,918	61

		319

FINANCIALS 0.1%

DNB ASA	5,445	119

MATERIALS 0.0%

Norsk Hydro ASA	11,463	73

Total Norway		637

SINGAPORE 0.0%

FINANCIALS 0.0%

United Overseas Bank Ltd.	3,800	73

Total Singapore		73

SPAIN 4.3%

COMMUNICATION SERVICES 1.6%

Telefonica S.A.	696,286	3,250

ENERGY 1.3%

Repsol S.A.	223,261	2,805

FINANCIALS 0.7%

Banco Bilbao Vizcaya Argentaria S.A.	194,931	1,209

Mapfre S.A.	125,792	266

		1,475

INDUSTRIALS 0.2%

ACS Actividades de Construccion Y Servicios S.A.	18,195	488

	SHARES	MARKET VALUE (000S)
UTILITIES 0.5%

Endesa S.A.	11,610	$282

Naturgy Energy Group S.A.	24,171	622

Red Electrica Corp. S.A.	2,163	40

		944

Total Spain		8,962

SWEDEN 0.0%

COMMUNICATION SERVICES 0.0%

Telia Co. AB	10,715	48

ENERGY 0.0%

Lundin Petroleum AB	946	33

Total Sweden		81

SWITZERLAND 1.6%

CONSUMER STAPLES 0.1%

Nestle S.A.	1,646	205

FINANCIALS 0.8%

Swiss Re AG	9,972	901

Zurich Insurance Group AG	1,711	687

		1,588

HEALTH CARE 0.5%

Novartis AG	4,975	454

Roche Holding AG	1,385	522

		976

INDUSTRIALS 0.2%

ABB Ltd.	3,892	132

Adecco Group AG	4,627	315

		447

Total Switzerland		3,216

UNITED KINGDOM 4.6%

COMMUNICATION SERVICES 0.2%

Vodafone Group PLC	214,456	359

CONSUMER DISCRETIONARY 0.1%

Persimmon PLC	5,788	237

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	25

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 1.6%

British American Tobacco PLC	46,006	$1,786

Imperial Brands PLC	74,746	1,612

		3,398

ENERGY 0.4%

BP PLC	182,184	799

FINANCIALS 0.6%

Aviva PLC	48,708	273

Direct Line Insurance Group PLC	5,335	21

Legal & General Group PLC	82,648	295

M&G PLC	152,636	484

Standard Life Aberdeen PLC	73,052	274

		1,347

INDUSTRIALS 0.1%

BAE Systems PLC	24,368	176

easyJet PLC	2,208	28

		204

MATERIALS 1.5%

Amcor PLC	8,470	97

Evraz PLC	76,148	625

Rio Tinto PLC	28,697	2,370

		3,092

UTILITIES 0.1%

SSE PLC	4,919	102

Total United Kingdom		9,538

UNITED STATES 34.9%

COMMUNICATION SERVICES 5.1%

AT&T, Inc.	178,249	5,130

Clear Channel Outdoor Holdings, Inc. (d)	29,821	79

iHeartMedia, Inc. ‘A’ (d)	6,979	188

iHeartMedia, Inc. ‘B’ «(d)	5,486	133

Lumen Technologies, Inc.	236,800	3,218

Omnicom Group, Inc.	1,358	109

Verizon Communications, Inc.	29,421	1,648

ViacomCBS, Inc. ‘B’	332	15

		10,520

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.3%

Best Buy Co., Inc.	151	$17

Home Depot, Inc.	255	81

McDonald’s Corp.	569	132

Newell Brands, Inc.	11,427	314

		544

CONSUMER STAPLES 5.1%

Altria Group, Inc.	127,147	6,062

Archer-Daniels-Midland Co.	1,393	85

Bunge Ltd.	965	75

Coca-Cola Co.	3,769	204

General Mills, Inc.	560	34

Kraft Heinz Co.	7,667	313

PepsiCo, Inc.	898	133

Philip Morris International, Inc.	33,777	3,348

Walgreens Boots Alliance, Inc.	8,041	423

		10,677

ENERGY 10.9%

Chevron Corp.	34,549	3,619

ConocoPhillips	2,165	132

Exxon Mobil Corp.	117,961	7,441

Helmerich & Payne, Inc.	7,787	254

HollyFrontier Corp.	2,320	76

Kinder Morgan, Inc.	58,855	1,073

Marathon Petroleum Corp.	16,781	1,014

Noble Corp. (d)(j)	1,977	49

Occidental Petroleum Corp.	88,543	2,769

ONEOK, Inc.	20,392	1,134

Phillips 66	7,890	677

Schlumberger NV	22,018	705

Targa Resources Corp.	5,215	232

Valaris Ltd. (d)	112	3

Valero Energy Corp.	31,732	2,477

Williams Cos., Inc.	39,991	1,062

		22,717

FINANCIALS 2.6%

American International Group, Inc.	1,866	89

CIT Group, Inc.	1,675	86

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)

Citigroup, Inc.	2,864	$203

Citizens Financial Group, Inc.	3,846	176

Comerica, Inc.	3,691	263

Fifth Third Bancorp	5,029	192

Franklin Resources, Inc.	9,428	302

Huntington Bancshares, Inc.	8,790	126

Invesco Ltd.	18,009	481

JPMorgan Chase & Co.	1,082	168

KeyCorp.	7,396	153

M&T Bank Corp.	491	71

MetLife, Inc.	5,079	304

Navient Corp.	20,698	400

PNC Financial Services Group, Inc.	944	180

Principal Financial Group, Inc.	5,667	358

Prudential Financial, Inc.	10,156	1,041

Regions Financial Corp.	738	15

U.S. Bancorp	2,091	119

Unum Group	5,634	160

Wells Fargo & Co.	13,107	594

		5,481

HEALTH CARE 4.9%

AbbVie, Inc.	29,481	3,321

Amgen, Inc.	1,784	435

Bristol-Myers Squibb Co.	3,237	216

Cardinal Health, Inc.	4,834	276

Eli Lilly & Co.	408	94

Gilead Sciences, Inc.	19,047	1,312

Johnson & Johnson	6,145	1,012

Merck & Co., Inc.	8,003	622

Organon & Co. (d)	707	21

Pfizer, Inc.	72,579	2,842

		10,151

INDUSTRIALS 1.0%

3M Co.	4,749	943

Caterpillar, Inc.	806	175

Cummins, Inc.	461	112

Eaton Corp. PLC	1,287	191

Emerson Electric Co.	1,234	119

Illinois Tool Works, Inc.	378	85

Lockheed Martin Corp.	41	16

	SHARES	MARKET VALUE (000S)

ManpowerGroup, Inc.	291	$35

Neiman Marcus Group Ltd. LLC «(d)(j)	1,124	124

Union Pacific Corp.	629	138

United Parcel Service, Inc. ‘B’	978	203

Westmoreland Mining Holdings LLC «(d)(j)	53	0

		2,141

INFORMATION TECHNOLOGY 2.9%

Broadcom, Inc.	532	254

Cisco Systems, Inc.	19,161	1,016

Corning, Inc.	3,115	128

Hewlett Packard Enterprise Co.	22,216	324

HP, Inc.	9,417	284

International Business Machines Corp.	20,511	3,007

Juniper Networks, Inc.	4,178	114

NetApp, Inc.	3,150	258

QUALCOMM, Inc.	1,779	254

Texas Instruments, Inc.	964	185

Xerox Holdings Corp.	8,823	207

		6,031

MATERIALS 1.5%

Dow, Inc.	16,043	1,015

Eastman Chemical Co.	734	86

International Paper Co.	8,960	549

LyondellBasell Industries NV ‘A’	12,690	1,306

Nucor Corp.	730	70

		3,026

UTILITIES 0.6%

Dominion Energy, Inc.	2,187	161

Duke Energy Corp.	2,270	224

Exelon Corp.	3,106	138

PPL Corp.	14,877	416

Southern Co.	4,204	254

		1,193

Total United States		72,481

Total Common Stocks (Cost $121,702)		149,025

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	27

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 10.2%

BERMUDA 0.0%

INDUSTRIALS 0.0%

Valaris Ltd. (8.250% Cash or 12.000% PIK)
8.250% due 04/30/2028 (b)		$1	$1

Total Bermuda			1

BRAZIL 0.1%

INDUSTRIALS 0.0%

Odebrecht Oil & Gas Finance Ltd.
0.000% due 08/02/2021 (f)(h)		46	1

Vale Overseas Ltd.
6.875% due 11/21/2036		10	14
6.250% due 08/10/2026		23	27

			42

UTILITIES 0.1%

Petrobras Global Finance BV
6.250% due 12/14/2026	GBP	100	159

Total Brazil			201

CANADA 0.1%

BANKING & FINANCE 0.0%

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		$6	7

INDUSTRIALS 0.1%

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		15	15

Bombardier, Inc.
7.875% due 04/15/2027		39	41
7.500% due 03/15/2025		2	2
6.125% due 01/15/2023		202	213

			271

Total Canada			278

CAYMAN ISLANDS 0.8%

BANKING & FINANCE 0.6%

Ambac LSNI LLC
6.000% due 02/12/2023 •		71	71

Avolon Holdings Funding Ltd.
3.250% due 02/15/2027		4	4
5.500% due 01/15/2023		18	19
5.125% due 10/01/2023		16	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	$21	$22
5.500% due 02/15/2024	9	10
5.250% due 08/15/2022	307	321

U.S. Capital Funding Ltd.
0.468% due 07/10/2043 •	927	816

		1,280

INDUSTRIALS 0.2%

MGM China Holdings Ltd.
4.750% due 02/01/2027	253	258

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (b)	5	5

Transocean, Inc.
7.500% due 01/15/2026	10	9
8.000% due 02/01/2027	10	9
7.250% due 11/01/2025	16	14

		295

UTILITIES 0.0%

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	2	2

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	97	50

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	1	1

Transocean Phoenix Ltd.
7.750% due 10/15/2024	3	3

		56

Total Cayman Islands		1,631

CURACAO 0.0%

INDUSTRIALS 0.0%

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021	2	2

Total Curacao		2

FRANCE 0.3%

BANKING & FINANCE 0.1%

Societe Generale S.A.
7.375% due 10/04/2023 •(h)(i)	200	218

INDUSTRIALS 0.2%

Altice France S.A.
7.375% due 05/01/2026	308	321

Total France		539

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 0.1%

BANKING & FINANCE 0.1%

Deutsche Bank AG
3.961% due 11/26/2025 •		$150	$162

Total Germany			162

IRELAND 0.3%

INDUSTRIALS 0.3%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	300	551

Total Ireland			551

ITALY 0.2%

BANKING & FINANCE 0.2%

UniCredit SpA
7.830% due 12/04/2023		$370	429

Total Italy			429

JERSEY, CHANNEL ISLANDS 0.2%

INDUSTRIALS 0.2%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	300	417

Total Jersey, Channel Islands			417

LUXEMBOURG 0.6%

BANKING & FINANCE 0.2%

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$400	413

INDUSTRIALS 0.1%

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(c)		20	7

Intelsat Jackson Holdings S.A.
9.750% due 07/15/2025 ^(c)		39	23
5.500% due 08/01/2023 ^(c)		28	16
8.000% due 02/15/2024		34	35
8.500% due 10/15/2024 ^(c)		229	136

			217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.3%

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		$300	$312
6.000% due 11/27/2023		300	331

			643

Total Luxembourg			1,273

MEXICO 0.2%

INDUSTRIALS 0.2%

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(c)		300	0

Petroleos Mexicanos
6.500% due 01/23/2029		74	76
6.500% due 03/13/2027		40	42
6.750% due 09/21/2047		10	9
6.490% due 01/23/2027		30	32
6.840% due 01/23/2030		82	85
7.690% due 01/23/2050		10	10
5.950% due 01/28/2031		67	65
6.950% due 01/28/2060		30	26

			345

Total Mexico			345

MULTINATIONAL 0.1%

INDUSTRIALS 0.1%

American Airlines, Inc.
5.500% due 04/20/2026		239	253

Broadcom Corp.
3.875% due 01/15/2027		8	9

Connect Finco SARL
6.750% due 10/01/2026		6	7

			269

Total Multinational			269

NETHERLANDS 0.4%

INDUSTRIALS 0.4%

Dufry One BV
2.000% due 02/15/2027	EUR	230	258

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		$46	46

Wabtec Transportation Netherlands BV
1.250% due 12/03/2027	EUR	431	515

			819

Total Netherlands			819

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	29

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 0.1%

BANKING & FINANCE 0.1%

DNB Bank ASA
6.500% due 03/26/2022 •(h)(i)		$200	$208

Total Norway			208

PANAMA 0.0%

INDUSTRIALS 0.0%

Carnival Corp.
11.500% due 04/01/2023		54	61

Total Panama			61

PERU 0.0%

BANKING & FINANCE 0.0%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	100	27

Total Peru			27

QATAR 0.1%

INDUSTRIALS 0.1%

Qatar Petroleum
2.250% due 07/12/2031 (a)		$261	258

Total Qatar			258

SPAIN 0.1%

INDUSTRIALS 0.1%

Cellnex Finance Co. S.A.
3.875% due 07/07/2041 (a)		260	260

Total Spain			260

SWITZERLAND 0.3%

BANKING & FINANCE 0.3%

Credit Suisse Group AG
7.500% due 12/11/2023 •(h)(i)		365	406

UBS AG
5.125% due 05/15/2024 (i)		200	221

			627

Total Switzerland			627

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 0.1%

BANKING & FINANCE 0.1%

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		$200	$204

Total Turkey			204

UNITED KINGDOM 1.5%

BANKING & FINANCE 1.3%

Barclays PLC
4.972% due 05/16/2029 •		400	469
7.875% due 09/15/2022 •(h)(i)	GBP	200	297

HSBC Holdings PLC
6.000% due 09/29/2023 •(h)(i)	EUR	320	417

Lloyds Banking Group PLC
7.875% due 06/27/2029 •(h)(i)	GBP	200	354
7.625% due 06/27/2023 •(h)(i)		200	303
7.500% due 09/27/2025 •(h)(i)		$200	235

Natwest Group PLC
8.625% due 08/15/2021 •(h)(i)		200	202

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	214	394

			2,671

INDUSTRIALS 0.2%

Marston’s Issuer PLC
2.633% due 07/16/2035 ~		200	218

Mitchells & Butlers Finance PLC
0.531% (BP0003M + 0.450%) due 12/15/2030 ~		102	132

			350

Total United Kingdom			3,021

UNITED STATES 4.6%

BANKING & FINANCE 0.6%

BGC Partners, Inc.
5.375% due 07/24/2023		$4	4
3.750% due 10/01/2024		6	6

Brixmor Operating Partnership LP
1.226% (US0003M + 1.050%) due 02/01/2022 ~		18	18

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CBL & Associates LP
5.950% due 12/15/2026 ^(c)	$3	$2

CTR Partnership LP
5.250% due 06/01/2025	12	12

EPR Properties
4.750% due 12/15/2026	2	2
4.950% due 04/15/2028	2	2

Ford Motor Credit Co. LLC
3.350% due 11/01/2022	391	401
5.584% due 03/18/2024	240	263

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	45	47

GLP Capital LP
5.250% due 06/01/2025	3	3
5.300% due 01/15/2029	19	22

MGM Growth Properties Operating Partnership LP
4.625% due 06/15/2025	237	254

Navient Corp.
6.500% due 06/15/2022	66	69

Newmark Group, Inc.
6.125% due 11/15/2023	10	11

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029	8	9

OneMain Finance Corp.
5.625% due 03/15/2023	196	210
6.125% due 03/15/2024	12	13

Physicians Realty LP
3.950% due 01/15/2028	4	5

Sabra Health Care LP
4.800% due 06/01/2024	3	3

Santander Holdings USA, Inc.
4.400% due 07/13/2027	7	8

SL Green Operating Partnership LP
3.250% due 10/15/2022	2	2

		1,366

INDUSTRIALS 2.8%

American Airlines Pass-Through Trust
3.350% due 04/15/2031	8	9

Anheuser-Busch InBev Worldwide, Inc.
4.500% due 06/01/2050	25	31
4.600% due 06/01/2060	9	11

Boeing Co.
6.125% due 02/15/2033	400	507

Broadcom, Inc.
3.469% due 04/15/2034	263	279
3.500% due 02/15/2041	225	231
4.110% due 09/15/2028	8	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CCO Holdings LLC
4.750% due 03/01/2030		$18	$19
4.500% due 08/15/2030		14	15
4.500% due 06/01/2033		253	259

Centene Corp.
4.250% due 12/15/2027		6	6

Charter Communications Operating LLC
4.800% due 03/01/2050		16	18
3.900% due 06/01/2052		100	102

Citrix Systems, Inc.
3.300% due 03/01/2030		3	3

Community Health Systems, Inc.
8.000% due 03/15/2026		46	50
6.625% due 02/15/2025		260	275

Corning, Inc.
5.450% due 11/15/2079		6	8

Coty, Inc.
3.875% due 04/15/2026	EUR	245	292

CVS Pass-Through Trust
8.353% due 07/10/2031		$427	560

DAE Funding LLC
5.000% due 08/01/2024		16	17
4.500% due 08/01/2022		10	10

Diamond Resorts International, Inc.
7.750% due 09/01/2023		107	110

Exela Intermediate LLC
10.000% due 07/15/2023		16	11

Gap, Inc.
8.625% due 05/15/2025		400	439

General Electric Co.
6.875% due 01/10/2039		2	3

Hilton Domestic Operating Co., Inc.
3.750% due 05/01/2029		200	202

Kraft Heinz Foods Co.
3.750% due 04/01/2030		18	20

Level 3 Financing, Inc.
3.875% due 11/15/2029		10	11

Micron Technology, Inc.
5.327% due 02/06/2029		8	10

Netflix, Inc.
5.375% due 11/15/2029		8	10

Occidental Petroleum Corp.
1.606% (US0003M + 1.450%) due 08/15/2022 ~		18	18

Oracle Corp.
3.950% due 03/25/2051 (j)		510	557

Ortho-Clinical Diagnostics, Inc.
7.375% due 06/01/2025		244	263

Tenet Healthcare Corp.
4.625% due 07/15/2024		4	4

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	31

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Topaz Solar Farms LLC
5.750% due 09/30/2039	$74	$86
4.875% due 09/30/2039	10	11

TransDigm, Inc.
5.500% due 11/15/2027	4	4

Travel + Leisure Co.
6.000% due 04/01/2027	6	7

U.S. Renal Care, Inc.
10.625% due 07/15/2027	6	6

United Airlines Pass-Through Trust
5.875% due 04/15/2029	395	439

Univision Communications, Inc.
5.125% due 02/15/2025	62	63

Western Midstream Operating LP
2.288% (US0003M + 2.100%) due 01/13/2023 ~	4	4

Windstream Escrow LLC
7.750% due 08/15/2028	229	236

Wynn Resorts Finance LLC
7.750% due 04/15/2025	500	540

		5,765

UTILITIES 1.2%

AT&T, Inc.
3.650% due 06/01/2051	8	8
3.850% due 06/01/2060	8	8

Edison International
5.750% due 06/15/2027	7	8

Enable Midstream Partners LP
4.950% due 05/15/2028	4	5

FirstEnergy Corp.
3.350% due 07/15/2022	410	417

Lumen Technologies, Inc.
4.000% due 02/15/2027	6	6

Pacific Gas & Electric Co.
4.600% due 06/15/2043	210	209
4.750% due 02/15/2044	120	122
3.250% due 06/01/2031	79	78
3.750% due 07/01/2028	110	115
4.550% due 07/01/2030	127	135
4.950% due 07/01/2050	105	108
4.500% due 07/01/2040	131	131
3.750% due 08/15/2042	2	2
2.950% due 03/01/2026	53	54
4.500% due 12/15/2041	2	2
3.250% due 06/15/2023	23	24
3.400% due 08/15/2024	35	37
4.000% due 12/01/2046	2	2
3.300% due 03/15/2027	20	21
4.250% due 03/15/2046	4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern California Edison Co.
6.650% due 04/01/2029		$2	$2
4.875% due 03/01/2049		1	1

Sprint Corp.
7.625% due 03/01/2026		7	9
7.625% due 02/15/2025		400	476
7.125% due 06/15/2024		435	502

			2,486

Total United States			9,617

VENEZUELA 0.0%

INDUSTRIALS 0.0%

Petroleos de Venezuela S.A.
9.750% due 05/17/2035 ^(c)		20	1
6.000% due 11/15/2026 ^(c)		300	13
6.000% due 05/16/2024 ^(c)		20	1

			15

Total Venezuela			15

Total Corporate Bonds & Notes (Cost $20,674)			21,215

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%

UNITED KINGDOM 0.8%

Eurosail PLC
0.784% due 09/13/2045 •	GBP	426	580
1.034% due 06/13/2045 •		421	584
1.034% due 06/13/2045 •		187	259

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	250	291

Total United Kingdom			1,714

UNITED STATES 2.0%

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^		$57	56

Banc of America Funding Trust
3.053% due 05/20/2036 ^~		9	9

Banc of America Mortgage Trust
3.168% due 11/20/2046 ^~		5	4
6.000% due 10/25/2036 ^		14	14

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		41	41

32	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Trust
3.342% due 09/25/2036 ^~	$27	$25

Countrywide Alternative Loan Trust
6.000% due 06/25/2036 ^	96	77
6.000% due 02/25/2037 ^	56	32
6.250% due 12/25/2036 ^•	25	17

Countrywide Home Loan Mortgage Pass-Through Trust
0.592% due 07/25/2037 ^•	15	5

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^	31	26

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
6.000% due 11/25/2035 ^	322	133

Credit Suisse Mortgage Capital Certificates
2.495% due 12/29/2037 ~	147	114

First Horizon Alternative Mortgage Securities Trust
2.535% due 06/25/2036 ^~	208	191

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	4	3

JP Morgan Alternative Loan Trust
5.692% due 05/26/2037 ~	55	47

JP Morgan Mortgage Trust
6.500% due 07/25/2036 ^	84	51

Merrill Lynch Mortgage Investors Trust
2.756% due 03/25/2036 ^~	11	7

OBX Trust
0.942% due 04/25/2048 •	161	162

Residential Accredit Loans, Inc. Trust
0.892% due 10/25/2045 •	59	51
5.500% due 03/25/2037 ^	304	295
6.250% due 03/25/2037 ^	22	21

Structured Adjustable Rate Mortgage Loan Trust
2.982% due 10/25/2036 ^~	1,410	1,046

Wells Fargo Alternative Loan Trust
2.705% due 07/25/2037 ^~	762	703

Wells Fargo Commercial Mortgage Trust
3.412% due 09/15/2058	935	983

Total United States		4,113

Total Non-Agency Mortgage-Backed Securities (Cost $5,553)		5,827

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.1%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	168	172

Total California		172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.1%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	$15	$19
7.350% due 07/01/2035	5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	60	71

Total Illinois		96

PUERTO RICO 0.1%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2001
5.125% due 07/01/2031 ^(c)	30	27

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.250% due 07/01/2034 ^(c)	5	5
5.250% due 07/01/2037 ^(c)	5	5

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.500% due 07/01/2032 ^(c)	20	18
5.700% due 07/01/2023 ^(c)	10	9

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
6.000% due 07/01/2039 ^(c)	5	4

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(c)	10	9

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(c)	120	101
5.125% due 07/01/2037 ^(c)	10	9

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(c)	10	9

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.125% due 07/01/2040 ^(c)	100	95

Total Puerto Rico		291

VIRGINIA 0.2%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	360	378

Total Virginia		378

Total Municipal Bonds & Notes (Cost $616)		937

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	33

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.3%

GERMANY 0.1%

INDUSTRIALS 0.1%

Schaeffler AG	15,832	$146

Volkswagen AG	197	49

		195

Total Germany		195

NETHERLANDS 0.0%

BANKING & FINANCE 0.0%

Stichting AK Rabobank Certificaten
2.188% due 12/29/2049 þ(h)	26,275	42

Total Netherlands		42

UNITED KINGDOM 0.1%

BANKING & FINANCE 0.1%

Nationwide Building Society
10.250% ~	1,130	294

Total United Kingdom		294

UNITED STATES 0.1%

INDUSTRIALS 0.1%

General Electric Co.
3.449% (US0003M + 3.330%) due 09/15/2021 ~(h)	169,000	166

Total United States		166

Total Preferred Stocks (Cost $623)		697

REAL ESTATE INVESTMENT TRUSTS 2.2%

AUSTRALIA 0.0%

REAL ESTATE 0.0%

Stockland	16,671	58

Total Australia		58

CANADA 0.1%

REAL ESTATE 0.1%

H&R Real Estate Investment Trust	4,826	62

RioCan Real Estate Investment Trust	4,760	85

	SHARES	MARKET VALUE (000S)

SmartCentres Real Estate Investment Trust	1,280	$30

		177

Total Canada		177

FRANCE 0.1%

REAL ESTATE 0.1%

Klepierre S.A.	1,262	32

Unibail-Rodamco-Westfield (d)	642	56

Unibail-Rodamco-Westfield	872	76

		164

Total France		164

HONG KONG 0.0%

REAL ESTATE 0.0%

Link REIT	6,100	59

Total Hong Kong		59

JAPAN 0.1%

REAL ESTATE 0.1%

Japan Retail Fund Investment Corp.	92	100

Total Japan		100

UNITED STATES 1.9%

FINANCIALS 0.7%

AGNC Investment Corp.	27,736	468

Annaly Capital Management, Inc.	80,961	719

New Residential Investment Corp.	24,932	264

		1,451

REAL ESTATE 1.2%

Iron Mountain, Inc.	18,672	790

Simon Property Group, Inc.	3,298	430

Uniti Group, Inc.	32	1

Ventas, Inc.	5,119	292

VEREIT, Inc.	2,686	124

VICI Properties, Inc.	26,432	820

		2,457

Total United States		3,908

Total Real Estate Investment Trusts (Cost $2,912)		4,466

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

		SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

ACS Actividades de Construccion y Servicios S.A.		20,014	$28

Total Spain			28

Total Rights (Cost $31)			28

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.5%

ARGENTINA 0.3%

Argentina Government International Bond
0.125% due 07/09/2030 þ		$299	106
0.125% due 07/09/2035 þ		373	115
0.125% due 01/09/2038 þ		269	102
0.125% due 07/09/2041 þ		196	70
1.000% due 08/05/2021 (g)	ARS	16,759	99
1.000% due 07/09/2029		$31	12
15.500% due 10/17/2026	ARS	1,226	3
34.069% (BADLARPP) due 10/04/2022 ~		28	0
36.104% (BADLARPP + 2.000%) due 04/03/2022 ~		2,640	15

Autonomous City of Buenos Aires
37.374% (BADLARPP + 3.250%) due 03/29/2024 ~		3,875	21

Provincia de Buenos Aires
37.854% due 04/12/2025		389	2

Total Argentina			545

CHINA 0.2%

China Development Bank
2.890% due 06/22/2025	CNY	300	46
3.300% due 02/01/2024		100	16
3.430% due 01/14/2027		100	16
3.680% due 02/26/2026		1,200	189
3.740% due 09/10/2025		300	47
4.150% due 10/26/2025		1,100	176

Total China			490

PERU 0.2%

Peru Government International Bond
5.940% due 02/12/2029	PEN	378	108
6.150% due 08/12/2032		332	89
6.350% due 08/12/2028		347	101
6.900% due 08/12/2037		7	2
6.950% due 08/12/2031		191	55

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.200% due 08/12/2026	PEN	199	$64

Total Peru			419

ROMANIA 0.1%

Romania Government International Bond
2.000% due 04/14/2033	EUR	214	252

Total Romania			252

SOUTH AFRICA 0.4%

South Africa Government International Bond
8.000% due 01/31/2030	ZAR	200	13
8.250% due 03/31/2032		300	19
8.750% due 02/28/2048		200	12
8.875% due 02/28/2035		200	13
10.500% due 12/21/2026		10,200	812

Total South Africa			869

TURKEY 0.3%

Turkey Government International Bond
4.250% due 03/13/2025		$200	197
4.625% due 03/31/2025	EUR	100	124
5.250% due 03/13/2030		$200	190

Total Turkey			511

VENEZUELA 0.0%

Venezuela Government International Bond
7.000% due 03/31/2038 ^(c)		2	0
7.650% due 04/21/2025 ^(c)		3	0
9.250% due 09/15/2027 ^(c)		44	5

Total Venezuela			5

Total Sovereign Issues (Cost $3,411)			3,091

U.S. GOVERNMENT AGENCIES 6.2%

UNITED STATES 6.2%

Uniform Mortgage-Backed Security
3.000% due 11/01/2029 - 03/01/2050		78	83
3.500% due 02/01/2050		54	57
4.000% due 06/01/2049 - 07/01/2050		540	576

Uniform Mortgage-Backed Security, TBA
2.000% due 08/01/2036 - 08/01/2051		300	307
2.500% due 09/01/2051		1,800	1,854
3.000% due 08/01/2051		1,300	1,354
3.500% due 08/01/2051		2,600	2,739
4.000% due 08/01/2051		5,600	5,968

Total U.S. Government Agencies (Cost $12,958)			12,938

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	35

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 4.5%

UNITED STATES 4.5%

U.S. Treasury Bonds
2.875% due 11/15/2046	$600	$696
3.000% due 02/15/2049	1,133	1,357

U.S. Treasury Inflation Protected Securities (g)
0.125% due 10/15/2024	208	224
0.125% due 07/15/2030	312	345
0.125% due 02/15/2051	308	338
0.250% due 07/15/2029 (m)	749	834
0.375% due 01/15/2027	35	39
0.375% due 07/15/2027	11	12
0.750% due 07/15/2028	532	611
0.875% due 01/15/2029	367	425
1.000% due 02/15/2048	108	145
1.000% due 02/15/2049	106	143

U.S. Treasury Notes
0.125% due 04/30/2023 (k)	4,000	3,993
1.125% due 02/15/2031	64	62
1.500% due 02/15/2030	71	72

Total U.S. Treasury Obligations (Cost $8,699)		9,296

	SHARES
WARRANTS 0.0%

UNITED STATES 0.0%

INFORMATION TECHNOLOGY 0.0%

Windstream Holdings LLC - Exp. 09/21/2055 «	40	1

Total United States		1

Total Warrants (Cost $0)		1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

ARGENTINA TREASURY BILLS 0.0%
38.382% due 07/30/2021 - 09/13/2021 (e)(f)(g)	ARS	3,656	$21

Total Argentina Treasury Bills (Cost $25)			21

Total Short-Term Instruments (Cost $25)			21

Total Investments in Securities (Cost $185,964)			216,550

		SHARES
INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%

PIMCO Short-Term Floating NAV Portfolio III		124,868	1,231

Total Short-Term Instruments (Cost $1,231)			1,231

Total Investments in Affiliates (Cost $1,231)			1,231

Total Investments 104.9% (Cost $187,195)			$217,781

Financial Derivative Instruments (l)(n) 0.1% (Cost or Premiums, net $(1,778))			246

Other Assets and Liabilities, net (5.0)%			(10,368)

Net Assets 100.0%			$207,659

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Neiman Marcus Group Ltd. LLC	09/25/2020	$36	$124	0.06%
Noble Corp.	02/05/2021 - 02/27/2021	26	49	0.02
Oracle Corp. 3.950% due 03/25/2051	03/22/2021	509	557	0.27
Westmoreland Mining Holdings LLC	03/26/2019	0	0	0.00

		$571	$730	0.35%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
CSN	0.070%	06/25/2021	07/02/2021	$(1,198)	$(1,198)

Total Sale-Buyback Transactions					$(1,198)

SHORT SALES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
United States (0.2)%
Uniform Mortgage-Backed Security, TBA	2.500%	08/01/2051	$400	$(413)	$(413)

Total Short Sales (0.2)%				$(413)	$(413)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	37

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
CSN	$0	$0	$(1,198)	$(1,198)	$1,198	$0

Total Borrowings and Other Financing Transactions	$0	$0	$(1,198)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(1,198)	$0	$0	$(1,198)

Total Borrowings	$0	$(1,198)	$0	$0	$(1,198)

Payable for sale-buyback financing transactions					$(1,198)

(k)	Securities with an aggregate market value of $1,198 have been pledged as collateral under the terms of the above master agreements as of June 30, 2021.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2021 was $(3,823) at a weighted average interest rate of 0.268%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond September Futures	09/2021	7	$1,257	$15	$6	$0
U.S. Treasury 10-Year Note September Futures	09/2021	118	15,635	112	28	0

				$127	$34	$0

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond September Futures	09/2021	18	$(1,906)	$(8)	$0	$(8)
U.S. Treasury 30-Year Bond September Futures	09/2021	9	(1,447)	(42)	0	(6)
U.S. Treasury Ultra Long-Term Bond September Futures	09/2021	4	(771)	(37)	0	(5)

				$(87)	$0	$(19)

Total Futures Contracts				$40	$34	$(19)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Boeing Co.	1.000%	Quarterly	06/20/2023	0.741%	$ 100	$0	$1	$1	$0	$0
General Electric Co.	1.000	Quarterly	06/20/2026	0.718	300	1	2	3	0	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	2.198	EUR 200	(21)	9	(12)	0	0

						$(20)	$12	$(8)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-35 5-Year Index	1.000%	Quarterly	06/20/2026		$300	$(11)	$3	$(8)	$0	$0
CDX.HY-36 5-Year Index	5.000	Quarterly	06/20/2026		900	80	14	94	0	0
iTraxx Europe Main 34 5-Year Index	1.000	Quarterly	12/20/2025	EUR	800	22	4	26	0	0

						$91	$21	$112	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2031	GBP	1,300	$6	$(10)	$(4)	$0	$(3)
Receive	1-Year BRL-CDI	2.840	Maturity	01/03/2022	BRL	100	0	0	0	0	0
Receive	1-Year BRL-CDI	2.848	Maturity	01/03/2022		100	0	0	0	0	0
Receive	1-Year BRL-CDI	2.859	Maturity	01/03/2022		400	0	1	1	0	0
Receive	1-Year BRL-CDI	2.860	Maturity	01/03/2022		500	0	1	1	0	0
Receive	1-Year BRL-CDI	2.865	Maturity	01/03/2022		200	0	1	1	0	0
Receive	1-Year BRL-CDI	2.870	Maturity	01/03/2022		100	0	0	0	0	0
Receive	1-Year BRL-CDI	2.880	Maturity	01/03/2022		400	0	1	1	0	0
Receive	1-Year BRL-CDI	2.883	Maturity	01/03/2022		300	0	1	1	0	0
Receive	1-Year BRL-CDI	2.884	Maturity	01/03/2022		100	0	0	0	0	0
Receive	1-Year BRL-CDI	2.886	Maturity	01/03/2022		100	0	0	0	0	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	39

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	3.060%	Maturity	01/03/2022	BRL	3,000	$0	$(6)	$(6)	$0	$0
Receive	1-Year BRL-CDI	3.360	Maturity	01/03/2022		700	(1)	2	1	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022		20,100	(6)	(22)	(28)	0	(1)
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		700	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		700	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	5.830	Maturity	01/02/2023		800	8	(4)	4	0	0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		600	6	(3)	3	0	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		200	2	(1)	1	0	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		5,200	(1)	(3)	(4)	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		$100	(2)	1	(1)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		500	(7)	3	(4)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,100	(293)	96	(197)	0	(1)
Receive	3-Month USD-LIBOR	0.928	Semi-Annual	05/06/2026		100	0	0	0	0	0
Receive	3-Month USD-LIBOR	0.940	Semi-Annual	06/08/2026		100	0	0	0	0	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		1,000	15	7	22	0	(1)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		2,300	(345)	113	(232)	0	(2)
Receive	3-Month USD-LIBOR	1.740	Semi-Annual	12/16/2026		100	(8)	4	(4)	0	0
Pay	3-Month USD-LIBOR	1.280	Semi-Annual	03/24/2028		400	(1)	5	4	1	0
Receive	3-Month USD-LIBOR	1.235	Semi-Annual	05/12/2028		100	0	0	0	0	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		1,539	(87)	12	(75)	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,900	(642)	290	(352)	0	(7)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		100	(12)	7	(5)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		200	(15)	13	(2)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		300	(30)	18	(12)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		200	(25)	13	(12)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		100	(13)	7	(6)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		2,400	(130)	157	27	0	(6)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		127	1	4	5	0	0
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		2,600	213	(47)	166	0	(7)
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		663	(60)	16	(44)	2	0
Receive	3-Month USD-LIBOR	1.910	Semi-Annual	10/17/2049		100	(23)	20	(3)	0	(1)
Receive	3-Month USD-LIBOR	1.895	Semi-Annual	10/18/2049		100	(23)	20	(3)	0	(1)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		900	(292)	194	(98)	0	(6)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(26)	20	(6)	0	(1)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(16)	19	3	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		500	(97)	98	1	0	(3)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		300	(48)	58	10	0	(2)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		600	(196)	127	(69)	0	(4)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		400	41	11	52	0	(2)
Pay	3-Month USD-LIBOR	1.491	Semi-Annual	01/21/2051		100	(1)	(6)	(7)	1	0
Pay	3-Month USD-LIBOR	1.590	Semi-Annual	02/09/2051		900	(7)	(31)	(38)	5	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	900	5	(2)	3	0	0
Pay	3-Month ZAR-JIBAR	4.848	Quarterly	01/11/2026		900	0	(2)	(2)	0	0
Pay	3-Month ZAR-JIBAR	4.915	Quarterly	02/01/2026		200	0	(1)	(1)	0	0
Pay	3-Month ZAR-JIBAR	5.020	Quarterly	02/11/2026		400	0	(1)	(1)	0	0
Receive	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		600	(5)	1	(4)	0	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	5,080	483	(134)	349	3	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80	(9)	2	(7)	0	0
Receive	6-Month EUR-EURIBOR	(0.150)	Annual	03/18/2030	EUR	800	(2)	14	12	0	(1)
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		300	4	0	4	0	(1)
Receive	6-Month JPY-LIBOR	(0.020)	Semi-Annual	03/20/2028	JPY	210,000	4	2	6	0	0
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029		341,000	4	5	9	0	0
Receive	28-Day MXN-TIIE	6.950	Lunar	06/23/2022	MXN	32,100	(67)	43	(24)	0	(1)
Pay	28-Day MXN-TIIE	7.640	Lunar	01/09/2023		200	1	0	0	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/09/2023		2,000	6	(4)	3	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/11/2023		1,400	5	(3)	2	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/29/2023		6,000	19	(11)	8	0	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/12/2023		3,400	12	(7)	5	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/12/2023		3,400	12	(7)	5	0	0
Pay	28-Day MXN-TIIE	5.990	Lunar	02/12/2026		4,300	9	(14)	(5)	1	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/22/2026		15,500	35	(50)	(15)	2	0
Pay	28-Day MXN-TIIE	6.490	Lunar	09/20/2026		30,000	97	(105)	(8)	3	0
Receive	28-Day MXN-TIIE	8.005	Lunar	01/02/2027		11,400	(86)	46	(40)	0	(1)

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	7.800%	Lunar	01/09/2027	MXN	1,200	$(8)	$5	$(3)	$0	$0
Receive	28-Day MXN-TIIE	7.910	Lunar	01/11/2027		700	(5)	3	(2)	0	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/22/2027		2,900	(22)	12	(10)	0	0
Receive	28-Day MXN-TIIE	8.030	Lunar	02/12/2028		2,000	(15)	8	(7)	0	0
Receive	28-Day MXN-TIIE	8.050	Lunar	02/12/2028		1,900	(15)	8	(7)	0	(1)
Pay	28-Day MXN-TIIE	7.165	Lunar	09/25/2032		400	2	(2)	0	0	0
Pay	28-Day MXN-TIIE	7.380	Lunar	09/08/2037		100	1	(1)	0	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	09/15/2037		100	1	(1)	0	0	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/29/2038		900	(9)	6	(3)	0	0

							$(1,658)	$1,015	$(643)	$20	$(57)

Total Swap Agreements							$(1,587)	$1,048	$(539)	$20	$(57)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$34	$25	$59	$0	$(19)	$(57)	$(76)

(m)

Securities with an aggregate market value of $419 and cash of $1,035 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2021. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $5 for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	41

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2021	AUD	30	$	22	$0	$0
	07/2021	BRL	2,407		481	0	(3)
	07/2021	$	453	BRL	2,407	31	0
	07/2021		128	EUR	107	0	(1)
	07/2021		1	PEN	4	0	0
	08/2021		232	NOK	1,955	0	(5)
	08/2021		44	RUB	3,301	1	0
	09/2021		456	IDR	6,575,031	0	(9)
	09/2021		87	RUB	6,343	0	(1)
BPS	07/2021	JPY	5,500	$	50	1	0
	07/2021	TRY	52		6	0	0
	07/2021	$	478	EUR	400	0	(3)
	07/2021		54	GBP	38	0	(1)
	07/2021		27	TRY	229	0	(1)
	08/2021	JPY	5,500	$	50	0	0
	08/2021	PEN	114		31	1	0
	11/2021	$	58	MXN	1,172	0	0
BRC	07/2021	TRY	59	$	7	0	0
	07/2021	$	4	TRY	36	0	0
	08/2021	EUR	450	$	535	2	0
BSH	07/2021	$	4	PEN	15	0	0
CBK	07/2021	AUD	26	$	20	1	0
	07/2021	CLP	3,579		5	0	0
	07/2021	PEN	610		157	0	(2)
	07/2021	TRY	73		9	0	0
	07/2021	$	5	CLP	3,579	0	0
	07/2021		302	PEN	1,177	4	0
	07/2021		40	RUB	3,075	2	0
	08/2021	PEN	452	$	120	2	0
	08/2021	$	45	PEN	178	2	0
	08/2021		54	RUB	4,081	1	0
	09/2021	PEN	852	$	226	4	0
	09/2021	$	136	CLP	97,797	0	(3)
	09/2021		32	PEN	124	0	0
	09/2021	ZAR	933	$	68	3	0
	10/2021	PEN	162		44	2	0
	10/2021	$	25	PEN	95	0	0
	12/2021		94	INR	7,241	1	0
	02/2022	ZAR	104	$	7	0	0
	04/2022	$	0	INR	27	0	0
GLM	07/2021	BRL	2,407	$	478	0	(6)
	07/2021	GBP	3,378		4,776	103	0
	07/2021	PEN	159		40	0	(2)
	07/2021	TRY	90		10	0	0
	07/2021	$	481	BRL	2,407	3	0
	07/2021		80	RUB	6,165	4	0
	07/2021		11	TRY	94	0	(1)
	08/2021		476	BRL	2,407	6	0
	08/2021		40	PEN	159	1	0
	08/2021		76	RUB	5,701	1	0
	09/2021		111		8,098	0	(1)
	09/2021		37	ZAR	525	0	0

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	09/2021	ZAR	459	$	33	$2	$0
	10/2021	$	228	MXN	4,621	1	0
	11/2021	PEN	100	$	27	1	0
	02/2022	CAD	61		51	1	0
	04/2022	$	31	INR	2,429	1	0
HUS	07/2021		4,570	GBP	3,302	0	(3)
	07/2021		23	PEN	89	0	0
	07/2021		5	TRY	41	0	0
	08/2021	GBP	3,302	$	4,571	3	0
	08/2021	$	246	CAD	298	0	(5)
	08/2021		106	RUB	7,996	2	0
	09/2021		118	CNH	757	0	(1)
	09/2021		200	MXN	4,209	9	0
	09/2021		7	PEN	28	0	0
	09/2021		46	RUB	3,340	0	(1)
	10/2021		430	MXN	9,051	19	0
	12/2021	PEN	18	$	5	0	0
	12/2021	$	41	INR	3,153	1	0
IND	02/2022	ZAR	1,657	$	107	0	(5)
JPM	07/2021	TRY	194		23	0	0
	07/2021	$	38	TRY	328	0	(1)
	12/2021		27	INR	2,064	0	0
	02/2022	ZAR	47	$	3	0	0
MYI	07/2021	$	32	RUB	2,479	1	0
	09/2021		3	PEN	12	0	0
	04/2022	INR	2,049	$	26	0	(1)
RYL	02/2022	ZAR	354		23	0	(1)
SCX	07/2021	EUR	1,473		1,802	55	0
	07/2021	PEN	140		37	1	0
	07/2021	TRY	119		14	0	0
	07/2021	$	4	PEN	16	0	0
	08/2021	EUR	966	$	1,146	0	0
	09/2021	$	6	PEN	25	0	0
	12/2021	PEN	11	$	3	0	0
	12/2021	$	216	INR	16,214	0	(2)
SSB	07/2021		53	GBP	38	0	0
UAG	07/2021		122	RUB	9,361	6	0
	09/2021		45		3,299	0	(1)
	09/2021	ZAR	656	$	46	1	0

Total Forward Foreign Currency Contracts						$280	$(60)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC CDX.IG-36 5-Year Index	Buy	0.700%	10/20/2021	600	$1	$1

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	43

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$99.641	07/07/2021	1,000	$6	$0

Total Purchased Options					$7	$1

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC CDX.IG-36 5-Year Index	Sell	0.900%	10/20/2021	600	$(1)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus INR	INR	81.000	04/27/2022	27	$(1)	$0
GLM	Call - OTC USD versus CAD	CAD	1.265	02/11/2022	261	(3)	(3)
JPM	Call - OTC USD versus INR	INR	80.000	01/27/2022	12	0	0
MYI	Call - OTC USD versus INR		81.500	04/22/2022	104	(2)	(1)
UAG	Call - OTC USD versus INR		81.000	05/02/2022	28	0	(1)

						$(6)	$(5)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.450%	07/14/2021	100	$(1)	$(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.850	07/14/2021	100	(1)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.298	08/11/2021	100	0	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.698	08/11/2021	100	0	0
BPS	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.360	07/16/2021	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.660	07/16/2021	100	0	0
FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.405	09/02/2021	100	(1)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.905	09/02/2021	100	(1)	0
MYC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.776	07/07/2021	700	(5)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.370	07/15/2021	100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.670	07/15/2021	100	0	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.785	08/10/2021	100	(1)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.295	08/10/2021	100	(1)	0

							$(11)	$(5)

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 07/01/2051	$101.422	07/07/2021	1,000	$(4)	$(1)

Total Written Options					$(22)	$(11)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	0.485%	$40	$(1)	$2	$1	$0
CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2022	0.685	245	(8)	9	1	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.200	300	(5)	3	0	(2)
GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	1.200	200	(3)	2	0	(1)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.784	50	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.354	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.608	100	(1)	3	2	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	0.406	200	(36)	37	1	0
HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.014	400	(12)	12	0	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.433	300	(5)	9	4	0
JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	100	(1)	1	0	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	0.815	100	(5)	6	1	0
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	0.608	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	0.833	100	(1)	2	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2026	0.938	300	(2)	3	1	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	0.681	400	(8)	10	2	0

							$(91)	$104	$16	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$4,000	$(85)	$127	$42	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	45

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	1,100	$0	$(2)	$0	$(2)
CBK	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		500	0	0	0	0

								$0	$(2)	$0	$(2)

Total Swap Agreements								$(176)	$229	$58	$(5)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$0	$0	$(2)	$(2)	$(2)	$0	$(2)
BOA	32	0	0	32	(19)	(2)	0	(21)	11	0	11
BPS	2	0	1	3	(5)	0	0	(5)	(2)	0	(2)
BRC	2	0	0	2	0	0	0	0	2	0	2
CBK	22	0	1	23	(5)	0	(2)	(7)	16	0	16
FAR	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
GLM	124	0	0	124	(10)	(3)	0	(13)	111	(110)	1
GST	0	0	46	46	0	0	(1)	(1)	45	(40)	5
HUS	34	0	4	38	(10)	0	0	(10)	28	0	28
IND	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
JPM	0	1	1	2	(1)	0	0	(1)	1	0	1
MYC	0	0	5	5	0	(2)	0	(2)	3	0	3
MYI	1	0	0	1	(1)	(1)	0	(2)	(1)	0	(1)
RYL	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SCX	56	0	0	56	(2)	0	0	(2)	54	0	54
UAG	7	0	0	7	(1)	(1)	0	(2)	5	0	5

Total Over the Counter	$280	$1	$58	$339	$(60)	$(11)	$(5)	$(76)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$34	$34
Swap Agreements	0	0	0	0	25	25

	$0	$0	$0	$0	$59	$59

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$280	$0	$280
Purchased Options	0	1	0	0	0	1
Swap Agreements	0	58	0	0	0	58

	$0	$59	$0	$280	$0	$339

	$0	$59	$0	$280	$59	$398

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	0	0	0	57	57

	$0	$0	$0	$0	$76	$76

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60	$0	$60
Written Options	0	0	0	5	6	11
Swap Agreements	0	3	0	0	2	5

	$0	$3	$0	$65	$8	$76

	$0	$3	$0	$65	$84	$152

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	1	1
Futures	0	0	0	0	(458)	(458)
Swap Agreements	0	22	0	0	(2,238)	(2,216)

	$0	$22	$0	$0	$(2,696)	$(2,674)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	47

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(627)	$0	$(627)
Written Options	0	8	0	4	27	39
Swap Agreements	0	62	0	0	7	69

	$0	$70	$0	$(623)	$34	$(519)

	$0	$92	$0	$(623)	$(2,662)	$(3,193)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	19	19
Swap Agreements	0	3	0	0	3,296	3,299

	$0	$3	$0	$0	$3,316	$3,319

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$330	$0	$330
Purchased Options	0	0	0	0	(6)	(6)
Written Options	0	0	0	1	10	11
Swap Agreements	0	114	0	0	(4)	110

	$0	$114	$0	$331	$0	$445

	$0	$117	$0	$331	$3,316	$3,764

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$401	$0	$401
United States	0	6,090	0	6,090
Loan Participations and Assignments
Canada	0	4	0	4
Luxembourg	0	41	0	41
United States	0	2,470	2	2,472
Common Stocks
Australia
Consumer Discretionary	0	470	0	470
Consumer Staples	24	447	0	471
Energy	0	98	0	98
Financials	0	1,546	0	1,546
Industrials	0	177	0	177
Materials	0	8,962	0	8,962
Utilities	0	123	0	123
Belgium
Communication Services	0	171	0	171
Energy	0	100	0	100
Financials	0	164	0	164
Materials	0	84	0	84

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Canada
Consumer Discretionary	$64	$0	$0	$64
Energy	1,811	0	0	1,811
Financials	663	0	0	663
Cayman Islands
Industrials	0	4	0	4
Denmark
Health Care	0	62	0	62
Finland
Financials	0	167	0	167
Industrials	0	311	0	311
Materials	0	234	0	234
Utilities	0	23	0	23
France
Communication Services	0	154	0	154
Consumer Staples	0	100	0	100
Energy	0	4,770	0	4,770
Financials	0	1,614	0	1,614
Health Care	0	258	0	258
Industrials	0	430	0	430
Germany
Communication Services	0	206	0	206
Consumer Discretionary	0	286	0	286
Consumer Staples	0	320	0	320
Financials	0	145	0	145
Health Care	0	238	0	238
Industrials	0	755	0	755
Materials	0	3,612	0	3,612
Utilities	0	135	0	135
Hong Kong
Industrials	0	116	0	116
Information Technology	0	77	0	77
Real Estate	0	15	0	15
Ireland
Information Technology	468	0	0	468
Israel
Financials	0	54	0	54
Italy
Energy	0	922	0	922
Financials	0	117	0	117
Utilities	0	216	0	216
Japan
Communication Services	0	2,967	0	2,967
Consumer Discretionary	0	1,048	0	1,048
Consumer Staples	0	2,254	0	2,254
Energy	0	802	0	802
Financials	0	5,124	0	5,124
Health Care	0	747	0	747
Industrials	0	5,482	0	5,482
Information Technology	0	2,638	0	2,638
Materials	0	464	0	464
Real Estate	0	415	0	415
Netherlands
Communication Services	85	59	0	144
Consumer Staples	0	196	0	196
Energy	0	245	0	245
Financials	0	754	0	754
New Zealand
Communication Services	0	21	0	21
Utilities	0	23	0	23

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	49

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Norway
Communication Services	$0	$126	$0	$126
Energy	94	225	0	319
Financials	0	119	0	119
Materials	0	73	0	73
Singapore
Financials	0	73	0	73
Spain
Communication Services	0	3,250	0	3,250
Energy	0	2,805	0	2,805
Financials	0	1,475	0	1,475
Industrials	0	488	0	488
Utilities	0	944	0	944
Sweden
Communication Services	0	48	0	48
Energy	0	33	0	33
Switzerland
Consumer Staples	0	205	0	205
Financials	0	1,588	0	1,588
Health Care	0	976	0	976
Industrials	0	447	0	447
United Kingdom
Communication Services	0	359	0	359
Consumer Discretionary	0	237	0	237
Consumer Staples	0	3,398	0	3,398
Energy	0	799	0	799
Financials	0	1,347	0	1,347
Industrials	0	204	0	204
Materials	97	2,995	0	3,092
Utilities	0	102	0	102
United States
Communication Services	10,387	0	133	10,520
Consumer Discretionary	544	0	0	544
Consumer Staples	10,677	0	0	10,677
Energy	22,717	0	0	22,717
Financials	5,481	0	0	5,481
Health Care	10,151	0	0	10,151
Industrials	2,017	0	124	2,141
Information Technology	6,031	0	0	6,031
Materials	3,026	0	0	3,026
Utilities	1,193	0	0	1,193
Corporate Bonds & Notes
Bermuda
Industrials	0	1	0	1
Brazil
Industrials	0	42	0	42
Utilities	0	159	0	159
Canada
Banking & Finance	0	7	0	7
Industrials	0	271	0	271
Cayman Islands
Banking & Finance	0	1,280	0	1,280
Industrials	0	295	0	295
Utilities	0	56	0	56
Curacao
Industrials	0	2	0	2
France
Banking & Finance	0	218	0	218
Industrials	0	321	0	321

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Germany
Banking & Finance	$0	$162	$0	$162
Ireland
Industrials	0	551	0	551
Italy
Banking & Finance	0	429	0	429
Jersey, Channel Islands
Industrials	0	417	0	417
Luxembourg
Banking & Finance	0	413	0	413
Industrials	0	217	0	217
Utilities	0	643	0	643
Mexico
Industrials	0	345	0	345
Multinational
Industrials	0	269	0	269
Netherlands
Industrials	0	819	0	819
Norway
Banking & Finance	0	208	0	208
Panama
Industrials	0	61	0	61
Peru
Banking & Finance	0	27	0	27
Qatar
Industrials	258	0	0	258
Spain
Industrials	0	260	0	260
Switzerland
Banking & Finance	0	627	0	627
Turkey
Banking & Finance	0	204	0	204
United Kingdom
Banking & Finance	0	2,671	0	2,671
Industrials	0	350	0	350
United States
Banking & Finance	0	1,366	0	1,366
Industrials	0	5,765	0	5,765
Utilities	0	2,486	0	2,486
Venezuela
Industrials	0	15	0	15
Non-Agency Mortgage-Backed Securities
United Kingdom	0	1,714	0	1,714
United States	0	4,113	0	4,113
Municipal Bonds & Notes
California	0	172	0	172
Illinois	0	96	0	96
Puerto Rico	0	291	0	291
Virginia	0	378	0	378
Preferred Stocks
Germany
Industrials	0	195	0	195
Netherlands
Banking & Finance	0	42	0	42
United Kingdom
Banking & Finance	0	294	0	294
United States
Industrials	0	166	0	166

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2021	51

Schedule of Investments PIMCO Dividend and Income Fund (Cont.)

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Real Estate Investment Trusts
Australia
Real Estate	$0	$58	$0	$58
Canada
Real Estate	177	0	0	177
France
Real Estate	56	108	0	164
Hong Kong
Real Estate	0	59	0	59
Japan
Real Estate	0	100	0	100
United States
Financials	1,451	0	0	1,451
Real Estate	2,457	0	0	2,457
Rights
Spain
Industrials	28	0	0	28
Sovereign Issues
Argentina	0	545	0	545
China	0	490	0	490
Peru	0	419	0	419
Romania	0	252	0	252
South Africa	0	869	0	869
Turkey	0	511	0	511
Venezuela	0	5	0	5
U.S. Government Agencies
United States	0	12,938	0	12,938
U.S. Treasury Obligations
United States	0	9,296	0	9,296
Warrants
United States
Information Technology	0	0	1	1
Short-Term Instruments
Argentina Treasury Bills	0	21	0	21

	$79,957	$136,333	$260	$216,550

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,231	$0	$0	$1,231

Total Investments	$81,188	$136,333	$260	$217,781

Short Sales, at Value - Liabilities
U.S. Government Agencies
United States	$0	$(413)	$0	$(413)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6	48	0	54
Over the counter	0	339	0	339

	$6	$387	$0	$393

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8)	(68)	0	(76)
Over the counter	0	(76)	0	(76)

	$(8)	$(144)	$0	$(152)

Total Financial Derivative Instruments	$(2)	$243	$0	$241

Totals	$81,186	$136,163	$260	$217,609

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

52	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements

June 30, 2021

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the PIMCO Dividend and Income Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the equity portion of the Fund. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement the investment strategies of the equity portion of the Fund.

On November 18, 2020, the Board of Trustees approved a reduction in the holding period of an automatic conversion of the Fund’s Class C shares into Class A shares of the same Fund from ten years to eight years. The reduction in the holding period became effective on January 18, 2021, with the first conversion taking place on or about February 10, 2021 and subsequent conversions occurring monthly thereafter. Certain financial intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares, as described in Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment  Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other

ANNUAL REPORT	JUNE 30, 2021	53

Notes to Financial Statements (Cont.)

asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

54	PIMCO EQUITY SERIES

June 30, 2021

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Separately, if the Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

ANNUAL REPORT	JUNE 30, 2021	55

Notes to Financial Statements (Cont.)

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

56	PIMCO EQUITY SERIES

June 30, 2021

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

ANNUAL REPORT	JUNE 30, 2021	57

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would

58	PIMCO EQUITY SERIES

June 30, 2021

accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

ANNUAL REPORT	JUNE 30, 2021	59

Notes to Financial Statements (Cont.)

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

60	PIMCO EQUITY SERIES

June 30, 2021

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the

ANNUAL REPORT	JUNE 30, 2021	61

Notes to Financial Statements (Cont.)

Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$539	$44,105	$(43,413)	$0	$0	$1,231	$5	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans

62	PIMCO EQUITY SERIES

June 30, 2021

or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior

ANNUAL REPORT	JUNE 30, 2021	63

Notes to Financial Statements (Cont.)

unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations.

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June 30, 2021

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at June 30, 2021, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that requires the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity.

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Notes to Financial Statements (Cont.)

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of

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June 30, 2021

Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required

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Notes to Financial Statements (Cont.)

to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of

68	PIMCO EQUITY SERIES

June 30, 2021

Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain

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Notes to Financial Statements (Cont.)

(loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit

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default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

72	PIMCO EQUITY SERIES

June 30, 2021

credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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Notes to Financial Statements (Cont.)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Dividend-Oriented Stocks Risk  is the risk that companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Fund or the Fund receiving less income. In addition, equity securities with higher dividend yields may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. The Fund’s use of a dividend capture strategy (i.e., purchasing an equity security shortly before the issuer pays a dividend and selling it shortly thereafter) exposes the Fund to higher portfolio turnover, increased trading costs, the potential for capital loss, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading and may result in negative tax consequences.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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June 30, 2021

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Market Risk is the risk  that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk  that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk  is the risk that fixed income securities and dividend-paying equity securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local

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Notes to Financial Statements (Cont.)

and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, the Sub-Adviser and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

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June 30, 2021

Mortgage-Related and Other Asset-Backed Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of

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Notes to Financial Statements (Cont.)

the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection

78	PIMCO EQUITY SERIES

June 30, 2021

mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to

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Notes to Financial Statements (Cont.)

Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Fund may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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June 30, 2021

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.45%(1)	0.30%	0.40%	0.50%*(2)	0.40%	0.40%

(1)	Effective October 1, 2020, the Fund’s investment advisory fee was reduced by 0.04%.
(2)

PIMCO has contractually agreed, through October 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2021, the Distributor retained $16,527 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and

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Notes to Financial Statements (Cont.)

subject to review and approval by the Trustees The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2021, to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2021, were as follows (amounts in thousands†):

Expiring within

12 months	13-24 months	25-36 months	Total

$23	$18	$14	$55

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through October 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The Waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amount was $14,230.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

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June 30, 2021

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2021, were as follows (amounts in thousands†):

Purchases	Sales

$1,236	$1,422

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$322,271	$321,997	$112,429	$136,139

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 06/30/2021		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,581	$19,056	739	$7,801

I-2	366	4,274	810	8,649

Class A	3,455	38,735	1,980	20,694

Class C	201	2,395	344	3,679

Issued as reinvestment of distributions

Institutional Class	72	851	50	567

I-2	50	580	48	543

Class A	300	3,479	236	2,684

Class C	73	819	103	1,195

Cost of shares redeemed

Institutional Class	(791)	(8,873)	(931)	(9,477)

I-2	(831)	(9,223)	(1,145)	(11,909)

Class A	(2,936)	(32,388)	(3,176)	(33,056)

Class C	(3,598)	(39,481)	(2,993)	(31,731)

Net increase (decrease) resulting from Fund share transactions	(2,058)	$(19,776)	(3,935)	$(40,361)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of June 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

84	PIMCO EQUITY SERIES

June 30, 2021

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO Dividend and Income Fund	$712	$0	$26,666	$(16)	$(99,351)	$0	$0	$(71,989)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain (loss) on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, passive foreign investment companies (PFICs), hyperinflationary adjustments, defaulted securities, and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through June 30, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through June 30, 2021 and Ordinary losses realized during the period January 1, 2021 through June 30, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dividend and Income Fund	$63,866	$35,485

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Dividend and Income Fund	$190,480	$29,192	$(2,542)	$26,650

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies (PFICs), hyperinflationary adjustments, defaulted securities, straddle loss deferrals, realized and unrealized gain (loss) swap contracts, and unrealized gain (loss) on certain futures, and forward contracts.

ANNUAL REPORT	JUNE 30, 2021	85

Notes to Financial Statements (Cont.)

June 30, 2021

For the fiscal years ended June 30, 2021 and June 30, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2021			June 30, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Dividend and Income Fund	$6,701	$0	$0	$5,751	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

Subsequent to year end, PIMCO notified Parametric of PIMCO’s intention to terminate the Portfolio Implementation Agreement with respect to the PIMCO Dividend and Income Fund on or after September 24, 2021 (the “First Termination Date”) and with respect to each additional Fund at PIMCO’s discretion, on a date or dates on or after the First Termination Date. At this time, the effective date(s) of the Terminations have not been finalized. Subsequent disclosure will be provided regarding the effective date of the Termination.

In addition, effective on or about November 1, 2021, certain changes to the Fund’s investment objective and strategies, removal of the sub-adviser, and a fee reduction will be implemented, which will be disclosed in a supplement to the Fund’s registration to be filed prior to the implementation date.

There were no other subsequent events identified that require recognition or disclosure.

86	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO Dividend and Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Dividend and Income Fund (one of the funds constituting PIMCO Equity Series®, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021, and the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2021

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	JUNE 30, 2021	87

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	RYL	NatWest Markets Plc
CSN	Credit Suisse AG (New York)	SAL	Citigroup Global Markets, Inc.
FAR	Wells Fargo Bank National Association	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
CNY	Chinese Renminbi (Mainland)	TRY	Turkish New Lira
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound	ZAR	South African Rand
IDR	Indonesian Rupiah

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	CNREPOFIX	China Fixing Repo Rates 7-Day
BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
CDX.EM	Credit Derivatives Index - Emerging Markets	PRIME	Daily US Prime Rate
CDX.HY	Credit Derivatives Index - High Yield	SONIO	Sterling Overnight Interbank Average Rate
CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	ICE 3-Month USD LIBOR
CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ADR	American Depositary Receipt	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BABs	Build America Bonds	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	REIT	Real Estate Investment Trust
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	TBA	To-Be-Announced
CDI	Brazil Interbank Deposit Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
JIBAR	Johannesburg Interbank Agreed Rate

88	PIMCO EQUITY SERIES

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Dividend and Income Fund	41.13%	91.56%	$6,701	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %
PIMCO Dividend and Income Fund	0%

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as Section 199A dividends. The Section 199A percentage of ordinary dividends are as follows:

199A Dividends %
PIMCO Dividend and Income Fund	2.50%

ANNUAL REPORT	JUNE 30, 2021	89

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2021 calculated as of the end of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Dividend and Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.0418	$0.0000	$0.0000	$0.0418

June 2021	$0.1348	$0.0000	$0.0000	$0.1348

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.0393	$0.0000	$0.0000	$0.0393

June 2021	$0.1306	$0.0000	$0.0000	$0.1306

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.0346	$0.0000	$0.0000	$0.0346

June 2021	$0.1231	$0.0000	$0.0000	$0.1231

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.0000	$0.0000	$0.0000	$0.0000

June 2021	$0.0969	$0.0000	$0.0000	$0.0969

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

90	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Interim Sub-Advisory Agreement, Interim Portfolio Implementation Agreement, New Sub-Advisory Agreement and New Portfolio Implementation Agreement

On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. and its subsidiaries (the “Acquisition”), including Parametric Portfolio Associates LLC (“Parametric”), resulting in a change of control of Parametric. The Acquisition constituted an “assignment,” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), resulting in the automatic termination of the following agreements:

(i)	the sub-advisory agreement between Pacific Investment Management Company LLC (“PIMCO”) and Parametric on behalf of the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI ESG U.S. ETF (collectively, the “RAFI ETFs”);

(ii)	the portfolio implementation agreement among PIMCO, Research Affiliates, LLC (“RALLC”) and Parametric on behalf of the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (collectively, the “RAE Funds”); and

(iii)	the portfolio implementation agreement among PIMCO, RALLC and Parametric with respect to the equity portion of the PIMCO Dividend and Income Fund (together with the RAFI ETFs and the RAE Funds, the “Funds” and each, a “Fund”).

In anticipation of the closing of the Acquisition, at a meeting held on January 15, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the 1940 Act (the “Independent Trustees”), considered and unanimously approved an interim sub-advisory agreement on behalf of the RAFI ETFs between PIMCO and Parametric (the “Interim Sub-Advisory Agreement”); an interim portfolio implementation agreement on behalf of the RAE Funds among PIMCO, RALLC and Parametric (the “Interim RAE Portfolio Implementation Agreement”); and an interim portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC and Parametric (together with the Interim Sub-Advisory Agreement and Interim RAE Portfolio Implementation Agreement, the “Interim Agreements”).1 In addition, the Board, including the Independent Trustees, considered and unanimously approved a new sub-advisory agreement on behalf of the RAFI ETFs between PIMCO and Parametric (the “Sub-Advisory Agreement”); a new portfolio implementation agreement on behalf of the RAE Funds among PIMCO, RALLC and Parametric (the “RAE Portfolio Implementation Agreement”); and a new portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC and Parametric (together with the Sub-Advisory Agreement and the RAE Portfolio Implementation Agreement, the “New Agreements,” and the New Agreements together with the Interim Agreements, the “Agreements”).

1 The Meeting was held remotely in reliance on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings.

ANNUAL REPORT	JUNE 30, 2021	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

At the Meeting, the Board reviewed the materials provided by PIMCO, Parametric and counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining the legal duties of the Board. The Board reviewed a variety of factors and considered a significant amount of information, including information and materials provided by Parametric prior to the Meeting regarding the Agreements, material changes (if any) since the Board’s August 2020 annual review of the existing agreements between PIMCO and Parametric related to the Funds and anticipated material changes (if any) in connection with the Acquisition, as well as materials Parametric provided in connection with the Board’s annual review in August 2020 of the existing agreements.

It is noted that following the Board’s August 2020 annual review of the existing agreements, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by Parametric supported the renewal of the existing agreements, that the existing sub-advisory and portfolio implementation agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to Parametric by PIMCO under those existing agreements, and that the renewal of such existing agreements was in the best interests of the Funds and their shareholders.

The approval determinations with respect to the Interim Agreements and the New Agreements were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Interim Agreements, as well as the proposed New Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. In approving the Agreements, the Trustees considered a number of factors discussed below. This discussion is not intended to be all-inclusive.

2. NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered that Parametric currently serves as sub-adviser to the RAFI ETFs and portfolio implementer to the RAE Funds and the equity portion of the PIMCO Dividend and Income Fund and considered the nature, extent and quality of services currently provided by Parametric in these roles. The Board also considered that the terms of each Interim Agreement, except for term and escrow provisions required by applicable law, and each proposed New Agreement are materially identical to those of the corresponding current agreement. Further, the Board considered the depth and quality of Parametric’s sub-advisory and portfolio implementation capabilities, the experience and capabilities of its key personnel, and Parametric’s representations concerning the Acquisition’s potential effects on Parametric’s services to the Funds.

92	PIMCO EQUITY SERIES

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by Parametric under the Interim Agreements and proposed New Agreements will likely benefit each applicable Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As part of the Board’s 2020 annual review of existing agreements between PIMCO and Parametric with respect to the Funds, the Board reviewed information from PIMCO (the “2020 PIMCO Report”), as well as information (the “2020 Broadridge Report”) from Broadridge Financial Solutions, Inc., concerning the Funds’ performance, as available, over short- and long-term periods. The Board considered information regarding the investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the 2020 PIMCO Report and 2020 Broadridge Report, which were provided in advance of the August 2020 meeting.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board noted that, as with the current arrangements between each Fund and Parametric, PIMCO will compensate Parametric pursuant to the Interim Agreements and proposed New Agreements, and that no Fund will directly pay for Parametric’s services. The Board also considered that the fees proposed to be paid by PIMCO to Parametric pursuant to the Interim Agreements and New Agreements are the same as the fees paid by PIMCO to Parametric pursuant to the respective existing agreements. As part of the Board’s 2020 annual review of those existing agreements, the Board reviewed the advisory and supervisory and administrative fees, or management fees, as applicable, and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the fees paid by PIMCO to Parametric with respect to the Funds under the existing agreements.

As part of the Board’s 2020 annual review, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds. The Board also considered as part of the 2020 annual review that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. As part of that review, the Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board considered information on profitability to Parametric derived from its relationship with the Funds, comparative fee information (as described above), and information on the sharing of potential economies of scale with the Funds (as described above as well as in relation to the asset breakpoint thresholds applicable to fee rates payable to Parametric under the existing agreements, Interim Agreements and New Agreements). With respect to potential economies of scale, as part of the 2020

ANNUAL REPORT	JUNE 30, 2021	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

annual review, the Board noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. As part of the 2020 annual review, the Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. As part of that review, the Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered as part of the 2020 annual review that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted at that review that PIMCO’s investments in these areas are extensive. The Board concluded at the 2020 annual review that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, a majority of the Board, including by a separate vote of a majority of the Independent Trustees, approved each Interim Agreement and each proposed New Agreement.

94	PIMCO EQUITY SERIES

Shareholder Meeting Results

(Unaudited)

Special Shareholder Meeting Results

The Fund held a special meeting of shareholders on March 26, 2021, which was adjourned to April 16, 2021 to approve a new portfolio implementation agreement on behalf of the Fund among PIMCO, Research Affiliates, LLC and Parametric (the “Proposal”). Shareholders voted on the Proposal as indicated below:

	For(1)	Against(1)	Abstain(1)(2)	Broker Non-Votes(2)

PIMCO Dividend and Income Fund	6,352,019	124,656	1,406,220	566,575

(1)

Certain of the Fund’s shares may have been held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, if applicable, PIMCO voted such shares in proportion to the votes of all other Fund shareholders voting on the proposal.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

ANNUAL REPORT	JUNE 30, 2021	95

Changes to the Board of Trustees

(Unaudited)

Effective February 10, 2021, the Board of Trustees appointed Kimberley G. Stafford to the Board.

96	PIMCO EQUITY SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	148	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	148	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2021.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	JUNE 30, 2021	97

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel, Secretary	05/2019 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

98	PIMCO EQUITY SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of August 13, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	JUNE 30, 2021	99

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

100	PIMCO EQUITY SERIES

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2021	101

Liquidity Risk Management Program

(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021 the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

102	PIMCO EQUITY SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PES3001AR_063021

PIMCO EQUITY SERIES®

Annual Report

June 30, 2021

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Emerging Markets Fund	8	34

PIMCO RAE Global Fund	10	42

PIMCO RAE Global ex-US Fund	12	43

PIMCO RAE International Fund	14	44

PIMCO RAE US Fund	16	52

PIMCO RAE US Small Fund	18	55

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, second quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third quarter GDP growth was 33.4%, the largest quarterly increase on record. GDP growth in the U.S. was then 4.3% and 6.3% during the fourth quarter of 2020 and the first quarter of 2021, respectively. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Also of note, the U.K. and the European Union agreed to a long-awaited Brexit deal. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.66% on 30 June 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.26%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.11%. Riskier fixed income asset classes, including high yield corporate

2	PIMCO EQUITY SERIES

bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 14.86%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 6.81%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 6.57%.

Despite the headwinds from COVID-19 and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 40.79%, fueled, in our view, by accommodative monetary and fiscal policy, as well as improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 39.04%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 40.90%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.29% and European equities, as represented by the MSCI Europe Index, returned 27.94%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $42 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against several other major currencies. For example, the U.S. dollar returned -5.55% and -11.53% versus the euro and the British pound, respectively. However, the U.S. dollar rose 2.86 versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (each, a “Fund” and collectively, the “Funds”).

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the PIMCO RAE Global Fund invests substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, the PIMCO RAE Global ex-US Fund invests substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940 (together with the Underlying Funds, “Acquired Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying Funds or Acquired Funds, as applicable).

4	PIMCO EQUITY SERIES

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Diversification Status
PIMCO RAE Emerging Markets Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE Global ex-US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE International Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified
PIMCO RAE US Small Fund	06/05/15	06/05/15	06/05/15	—	06/05/15	Diversified

ANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the Funds	(Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with the Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with the Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations.

6	PIMCO EQUITY SERIES

The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	JUNE 30, 2021	7

PIMCO RAE Emerging Markets Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Emerging Markets Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in investments that are economically tied to emerging market countries. Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Portfolio”) through investment in the securities that comprise the RAE Emerging Markets Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021*

	1 Year	5 Years	10 Years	Fund Inception (05/31/06)
PIMCO RAE Emerging Markets Fund Institutional Class	56.09%	12.18%	3.55%	6.96%
PIMCO RAE Emerging Markets Fund I-2	55.75%	12.04%	3.47%	6.91%
PIMCO RAE Emerging Markets Fund Class A	55.22%	11.78%	3.34%	6.82%
PIMCO RAE Emerging Markets Fund Class A (adjusted)	49.44%	10.93%	2.94%	6.56%
MSCI Emerging Markets Value Index±	41.59%	9.70%	1.80%	5.33%
MSCI Emerging Markets Index±± ª	40.90%	13.03%	4.28%	6.55%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI Emerging Markets Index.

± The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on May 31, 2006 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.77% for Institutional Class shares, 0.87% for I-2 shares and 1.12% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PEIFX	I-2 - PEPFX	Class A - PEAFX

Geographic Breakdown as of June 30, 2021†§

India	18.0%
South Korea	14.0%
Taiwan	13.0%
Brazil	12.6%
China	12.0%
Russia	6.9%
Mexico	5.9%
Short-Term Instruments	3.6%
South Africa	4.2%
Thailand	3.4%
Turkey	1.4%
Poland	1.1%
Other	3.9%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the materials, consumer discretionary, and information technology sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the industrials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials and energy sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	|	JUNE 30, 2021	9

PIMCO RAE Global Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global Fund seeks long-term capital appreciation by investing under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE US Fund (“US Fund”), the PIMCO RAE International Fund (“International Fund”), and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the US Fund, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) equity securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global Fund Institutional Class	47.04%	11.30%	8.17%
PIMCO RAE Global Fund I-2	46.78%	11.18%	8.04%
PIMCO RAE Global Fund Class A	46.46%	10.90%	7.79%
PIMCO RAE Global Fund Class A (adjusted)	40.91%	10.06%	7.11%
MSCI All Country World Value Index±	38.39%	9.81%	6.88%
MSCI All Country World Index±± ª	39.26%	14.61%	10.96%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World Index.

± The MSCI All Country World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.02% for Institutional Class shares, 1.12% for I-2 shares and 1.37% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PFQIX	I-2 - PFQPX	Class A - PFQAX

Top Holdings as of June 30, 2021†§

PIMCO RAE US Fund	46.0%
PIMCO RAE International Fund	40.8%
PIMCO RAE Emerging Markets Fund	13.2%

†  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the consumer discretionary, materials, and information technology sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	|	JUNE 30, 2021	11

PIMCO RAE Global ex-US Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE Global ex-US Fund seeks long-term capital appreciation by investing, under normal circumstances substantially all of its assets in (i) Institutional Class shares of the PIMCO RAE International Fund (“International Fund”) and the PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (together, the International Fund and the Emerging Markets Fund are referred to as the “Underlying Funds”) and (ii) securities that are eligible investments for the Underlying Funds. Under normal circumstances, each of the Underlying Funds obtains exposure to a portfolio of stocks (each, a “RAE Portfolio”) through investment in the securities that comprise the RAE Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE Global ex-US Fund Institutional Class	44.96%	9.86%	5.77%
PIMCO RAE Global ex-US Fund I-2	44.90%	9.78%	5.68%
PIMCO RAE Global ex-US Fund Class A	44.43%	9.49%	5.41%
PIMCO RAE Global ex-US Fund Class A (adjusted)	38.94%	8.65%	4.74%
MSCI All Country World ex US Value Index±	37.56%	8.54%	4.07%
MSCI All Country World ex US Index±± ª	35.72%	11.08%	6.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI All Country World ex US Index.

± The MSCI All Country World ex US Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of developed and emerging markets countries. The value investment style characteristics for index construction of the MSCI All Country World ex US Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 1.15% for Institutional Class shares, 1.25% for I-2 shares and 1.50% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PZRIX	I-2 - PZRPX	Class A - PZRAX

Top Holdings as of June 30, 2021†§

PIMCO RAE International Fund	75.6%
PIMCO RAE Emerging Markets Fund	24.4%

†  % of Investments, at value.

§ Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the materials, consumer discretionary, industrials, and information technology sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	|	JUNE 30, 2021	13

PIMCO RAE International Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE International Fund seeks long-term capital appreciation under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to at least three foreign (non-U.S.) countries (“RAE International Portfolio”) through investment in the securities that comprise the RAE International Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (06/05/15)
PIMCO RAE International Fund Institutional Class	41.64%	9.21%	5.26%
PIMCO RAE International Fund I-2	41.51%	9.13%	5.18%
PIMCO RAE International Fund Class A	41.10%	8.83%	4.89%
PIMCO RAE International Fund Class A (adjusted)	35.84%	8.01%	4.24%
MSCI EAFE Value Index±	33.50%	7.81%	3.24%
MSCI EAFE Index±± ª	32.35%	10.28%	6.29%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

ª Prior to 2/28/2019, the fund’s primary benchmark was the MSCI EAFE Index.

± The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across a group of developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.52% for Institutional Class shares, 0.62% for I-2 shares and 0.87% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PPYIX	I-2 - PPYPX	Class A - PPYAX

Geographic Breakdown as of June 30, 2021†§

Japan	24.5%
United Kingdom	9.8%
Germany	9.0%
Short-Term Instruments	8.2%
Switzerland	6.6%
France	5.8%
Netherlands	5.8%
Australia	5.4%
Canada	5.1%
Luxembourg	3.8%
Spain	3.1%
Hong Kong	2.3%
Italy	2.3%
Norway	1.7%
Israel	1.3%
Other	5.3%

†  % of Investments, at value.

§ Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the materials and industrials sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to the consumer discretionary sector contributed to relative returns, as the sector outperformed the benchmark index.

»	Underweight exposure to, and security selection in, the health care sector contributed to relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	There were no notable detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2021	15

PIMCO RAE US Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Fund seeks long-term capital appreciation by investing under normal circumstances, at least 80% of its assets in securities of companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of U.S. companies (“RAE US Portfolio”) through investment in the securities that comprise the RAE US Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021*

	1 Year	5 Years	10 Years	Fund Inception (12/22/04)
PIMCO RAE US Fund Institutional Class	48.99%	12.97%	12.39%	9.15%
PIMCO RAE US Fund I-2	48.77%	12.85%	12.32%	9.11%
PIMCO RAE US Fund Class A	48.44%	12.51%	12.13%	8.99%
PIMCO RAE US Fund Class A (adjusted)	42.90%	11.65%	11.69%	8.74%
Russell 1000® Value Index±	43.68%	11.87%	11.61%	8.11%♦
S&P 500 Index±± ª	40.79%	17.65%	14.84%	10.20% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 12/31/2004.

ª Prior to 2/28/2019, the fund’s primary benchmark was the S&P 500 Index.

± The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on December 22, 2004 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.42% for Institutional Class shares, 0.52% for I-2 shares and 0.82% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PKAIX	I-2 - PKAPX	Class A - PKAAX

Sector Breakdown as of June 30, 2021†§

Information Technology	22.2%
Consumer Discretionary	18.0%
Health Care	17.0%
Financials	10.1%
Industrials	9.0%
Consumer Staples	7.7%
Energy	5.3%
Communication Services	3.9%
Utilities	2.5%
Materials	2.3%
Real Estate	1.6%
Short-Term Instruments	0.4%

†  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the information technology sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the utilities and real estate sectors contributed to relative returns, as the sectors underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the health care sector detracted from relative returns, as the sector and the Fund’s holdings underperformed the benchmark index.

»	Underweight exposure to the financials sector detracted from relative returns, as the sector outperformed the benchmark index.

ANNUAL REPORT	|	JUNE 30, 2021	17

PIMCO RAE US Small Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO RAE US Small Fund seeks long-term capital appreciation by investing under normal circumstances at least 80% of its assets in securities of small companies economically tied to the United States (“U.S. companies”). Specifically, under normal circumstances, the Fund will obtain exposure to a portfolio of stocks of small U.S. companies (“RAE US Small Portfolio”) through investment in the securities that comprise the RAE US Small Portfolio. The stocks are selected by the Fund’s sub-adviser, Research Affiliates, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021*

	1 Year	5 Years	10 Years	Fund Inception (09/29/05)
PIMCO RAE US Small Fund Institutional Class	97.65%	16.63%	12.84%	10.20%
PIMCO RAE US Small Fund I-2	97.30%	16.51%	12.76%	10.15%
PIMCO RAE US Small Fund Class A	96.82%	16.18%	12.55%	10.02%
PIMCO RAE US Small Fund Class A (adjusted)	89.40%	15.30%	12.11%	9.75%
Russell 2000® Value Index±	73.28%	13.62%	10.85%	8.25%
Russell 2000® Index±± ª	62.02%	16.47%	12.34%	9.66% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 9/30/2005

ª Prior to 2/28/2019, the fund’s primary benchmark was the Russell 2000® Index.

± The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

±± Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

It is not possible to invest directly in an unmanaged index.

* For periods prior to June 5, 2015, the Fund’s performance reflects the performance when the Fund was a partnership, net of actual fees and expenses charged to individual partnership accounts in the aggregate. If the performance had been restated to reflect the applicable fees and expenses of each share class, the performance may have been higher or lower. The Fund began operations as a partnership on September 29, 2005 and, on June 5, 2015, was reorganized into a newly-formed fund that was registered as an investment company under the Investment Company Act of 1940. Prior to the reorganization, the Fund had an investment objective, investment strategies, investment guidelines, and restrictions that were substantially similar to those currently applicable to the Fund; however, the Fund was not registered as an investment company under the Investment Company Act of 1940 and was not subject to its requirements or requirements imposed by the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The performance of each class of shares will differ as a result of the different levels of fees and expenses applicable to each class of shares.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance data current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.54% for Institutional Class shares, 0.64% for I-2 shares and 0.94% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PMJIX	I-2 - PMJPX	Class A - PMJAX

Sector Breakdown as of June 30, 2021†§

Energy	20.2%
Consumer Discretionary	19.2%
Real Estate	10.8%
Industrials	10.4%
Health Care	8.5%
Information Technology	6.5%
Financials	6.4%
Materials	6.1%
Consumer Staples	5.0%
Short-Term Instruments	2.9%
Communication Services	2.8%
Utilities	1.2%

†  % of Investments, at value.

§ Sector Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the energy and consumer discretionary sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the real estate sector contributed to relative returns, as the Fund’s holdings underperformed the benchmark index.

»	Security selection in the consumer staples sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

ANNUAL REPORT	|	JUNE 30, 2021	19

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Emerging Markets Fund
Institutional Class	$1,000.00	$1,203.20	$4.08	$1,000.00	$1,020.68	$3.74	0.76%
I-2	1,000.00	1,201.80	4.62	1,000.00	1,020.19	4.24	0.86
Class A	1,000.00	1,199.20	5.95	1,000.00	1,018.97	5.46	1.11

PIMCO RAE Global Fund
Institutional Class	$1,000.00	$1,171.50	$0.11	$1,000.00	$1,024.29	$0.10	0.02%
I-2	1,000.00	1,170.20	0.64	1,000.00	1,023.80	0.59	0.12
Class A	1,000.00	1,168.90	1.96	1,000.00	1,022.58	1.82	0.37

PIMCO RAE Global ex-US Fund
Institutional Class	$1,000.00	$1,146.70	$0.05	$1,000.00	$1,024.33	$0.05	0.01%
I-2	1,000.00	1,145.20	0.58	1,000.00	1,023.85	0.54	0.11
Class A	1,000.00	1,144.60	1.88	1,000.00	1,022.63	1.78	0.36

PIMCO RAE International Fund
Institutional Class	$1,000.00	$1,128.60	$2.65	$1,000.00	$1,021.90	$2.51	0.51%
I-2	1,000.00	1,129.40	3.17	1,000.00	1,021.41	3.01	0.61
Class A	1,000.00	1,127.40	4.46	1,000.00	1,020.19	4.24	0.86

20	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE US Fund
Institutional Class	$1,000.00	$1,202.20	$2.20	$1,000.00	$1,022.38	$2.02	0.41%
I-2	1,000.00	1,200.70	2.74	1,000.00	1,021.90	2.51	0.51
Class A	1,000.00	1,199.80	4.34	1,000.00	1,020.43	3.99	0.81

PIMCO RAE US Small Fund
Institutional Class	$1,000.00	$1,436.30	$3.15	$1,000.00	$1,021.80	$2.61	0.53%
I-2	1,000.00	1,435.10	3.74	1,000.00	1,021.31	3.11	0.63
Class A	1,000.00	1,433.00	5.52	1,000.00	1,019.85	4.58	0.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	JUNE 30, 2021	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Emerging Markets Fund
Institutional Class

06/30/2021	$7.83	$0.27	$4.09	$4.36	$(0.17)	$0.00	$0.00	$(0.17)

06/30/2020	9.92	0.24	(2.06)	(1.82)	(0.24)	(0.03)	0.00	(0.27)

06/30/2019	10.74	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.83	0.25	0.59	0.84	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.20	2.17	2.37	(0.27)	0.00	0.00	(0.27)
I-2

06/30/2021	7.80	0.30	4.03	4.33	(0.16)	0.00	0.00	(0.16)

06/30/2020	9.86	0.32	(2.16)	(1.84)	(0.19)	(0.03)	0.00	(0.22)

06/30/2019	10.68	0.29	(0.11)	0.18	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.79	0.24	0.57	0.81	(0.18)	(0.74)	0.00	(0.92)

06/30/2017	8.70	0.23	2.12	2.35	(0.26)	0.00	0.00	(0.26)
Class A

06/30/2021	7.75	0.23	4.03	4.26	(0.15)	0.00	0.00	(0.15)

06/30/2020	9.84	0.23	(2.07)	(1.84)	(0.22)	(0.03)	0.00	(0.25)

06/30/2019	10.68	0.25	(0.09)	0.16	(0.26)	(0.74)	0.00	(1.00)

06/30/2018	10.81	0.21	0.59	0.80	(0.19)	(0.74)	0.00	(0.93)

06/30/2017	8.73	0.14	2.19	2.33	(0.25)	0.00	0.00	(0.25)

PIMCO RAE Global Fund
Institutional Class

06/30/2021	$8.48	$0.23	$3.71	$3.94	$(0.23)	$(0.03)	$0.00	$(0.26)

06/30/2020	10.30	0.35	(1.45)	(1.10)	(0.34)	(0.38)	0.00	(0.72)

06/30/2019	11.04	0.31	(0.26)	0.05	(0.30)	(0.49)	0.00	(0.79)

06/30/2018	10.78	0.35	0.64	0.99	(0.46)	(0.27)	0.00	(0.73)

06/30/2017	9.32	0.24	1.55	1.79	(0.24)	(0.09)	0.00	(0.33)
I-2

06/30/2021	8.45	0.19	3.72	3.91	(0.23)	(0.03)	0.00	(0.26)

06/30/2020	10.27	0.35	(1.45)	(1.10)	(0.34)	(0.38)	0.00	(0.72)

06/30/2019	11.01	0.32	(0.28)	0.04	(0.29)	(0.49)	0.00	(0.78)

06/30/2018	10.76	0.35	0.62	0.97	(0.45)	(0.27)	0.00	(0.72)

06/30/2017	9.31	0.02	1.76	1.78	(0.24)	(0.09)	0.00	(0.33)
Class A

06/30/2021	8.37	0.18	3.67	3.85	(0.22)	(0.03)	0.00	(0.25)

06/30/2020	10.20	0.34	(1.46)	(1.12)	(0.33)	(0.38)	0.00	(0.71)

06/30/2019	10.95	0.27	(0.25)	0.02	(0.28)	(0.49)	0.00	(0.77)

06/30/2018	10.72	0.24	0.70	0.94	(0.44)	(0.27)	0.00	(0.71)

06/30/2017	9.29	0.18	1.57	1.75	(0.23)	(0.09)	0.00	(0.32)

PIMCO RAE Global ex-US Fund
Institutional Class

06/30/2021	$8.20	$0.21	$3.45	$3.66	$(0.21)	$0.00	$0.00	$(0.21)

06/30/2020	10.23	0.38	(1.76)	(1.38)	(0.37)	(0.28)	0.00	(0.65)

06/30/2019	10.68	0.32	(0.51)	(0.19)	(0.26)	0.00	0.00	(0.26)

06/30/2018	10.49	0.38	0.28	0.66	(0.42)	0.00	(0.05)	(0.47)

06/30/2017	8.68	0.22	1.83	2.05	(0.22)	0.00	(0.02)	(0.24)
I-2

06/30/2021	8.18	0.02	3.63	3.65	(0.16)	0.00	0.00	(0.16)

06/30/2020	10.20	0.30	(1.68)	(1.38)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.65	0.26	(0.46)	(0.20)	(0.25)	0.00	0.00	(0.25)

06/30/2018	10.47	0.29	0.35	0.64	(0.41)	0.00	(0.05)	(0.46)

06/30/2017	8.67	0.07	1.97	2.04	(0.22)	0.00	(0.02)	(0.24)
Class A

06/30/2021	8.10	0.18	3.39	3.57	(0.19)	0.00	0.00	(0.19)

06/30/2020	10.14	0.41	(1.81)	(1.40)	(0.36)	(0.28)	0.00	(0.64)

06/30/2019	10.61	0.23	(0.46)	(0.23)	(0.24)	0.00	0.00	(0.24)

06/30/2018	10.44	0.24	0.38	0.62	(0.40)	0.00	(0.05)	(0.45)

06/30/2017	8.66	0.10	1.92	2.02	(0.22)	0.00	(0.02)	(0.24)

22	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$12.02	56.09%	$1,716,375	0.79	%(e)	0.85	%(e)	0.78	%(e)	0.84	%(e)	2.66%	79%

7.83	(18.91)	1,184,716	0.76		0.97		0.75		0.96		2.70	56

9.92	2.40	2,632,982	0.75		0.96		0.75		0.96		2.94	25

10.74	7.50	1,848,953	0.76		0.97		0.76		0.97		2.13	28

10.83	27.53	1,510,983	0.75		0.96		0.75		0.96		1.99	43

11.97	55.95	59,609	0.89	(f)	0.95	(f)	0.88	(f)	0.94	(f)	2.71	79

7.80	(19.13)	3,070	0.86		1.07		0.85		1.06		3.58	56

9.86	2.42	16,263	0.85		1.06		0.85		1.06		2.93	25

10.68	7.26	17,486	0.86		1.07		0.86		1.07		2.07	28

10.79	27.46	14,664	0.85		1.06		0.85		1.06		2.18	43

11.86	55.42	15,798	1.14	(f)	1.20	(f)	1.13	(f)	1.19	(f)	2.24	79

7.75	(19.27)	7,628	1.11		1.32		1.10		1.31		2.61	56

9.84	2.21	16,198	1.10		1.31		1.10		1.31		2.52	25

10.68	7.08	7,350	1.11		1.32		1.11		1.32		1.76	28

10.81	27.06	1,937	1.10		1.31		1.10		1.31		1.35	43

$12.16	47.04%	$291,092	0.02	%(g)(h)	0.58	%(g)(h)	0.02	%(g)(h)	0.58	%(g)(h)	2.21%	8%

8.48	(11.89)	276,005	0.02		0.72		0.02		0.72		3.67	29

10.30	1.07	292,168	0.02		0.71		0.02		0.71		2.97	38

11.04	9.05	359,953	0.02		0.72		0.02		0.72		3.07	19

10.78	19.60	409,144	0.01		0.71		0.01		0.71		2.36	20

12.10	46.78	241	0.12	(g)(i)	0.68	(g)(i)	0.12	(g)(i)	0.68	(g)(i)	1.80	8

8.45	(11.96)	137	0.12		0.82		0.12		0.82		3.68	29

10.27	1.00	218	0.12		0.81		0.12		0.81		3.01	38

11.01	8.93	3,293	0.12		0.82		0.12		0.82		3.09	19

10.76	19.49	3,127	0.11		0.81		0.11		0.81		0.22	20

11.97	46.46	1,346	0.37	(g)(i)	0.93	(g)(i)	0.37	(g)(i)	0.93	(g)(i)	1.71	8

8.37	(12.26)	1,115	0.37		1.07		0.37		1.07		3.54	29

10.20	0.82	1,901	0.37		1.06		0.37		1.06		2.58	38

10.95	8.64	1,505	0.37		1.07		0.37		1.07		2.09	19

10.72	19.18	1,009	0.36		1.06		0.36		1.06		1.79	20

$11.65	44.96%	$80,502	0.02	%(j)	0.63	%(j)	0.02	%(j)	0.63	%(j)	2.08%	18%

8.20	(14.73)	53,191	0.02		0.78		0.01		0.77		4.03	34

10.23	(1.50)	75,630	0.00		0.76		0.00		0.76		3.13	17

10.68	6.01	75,994	0.00		0.77		0.00		0.77		3.36	9

10.49	23.98	78,610	0.00		0.76		0.00		0.76		2.23	8

11.67	44.90	154	0.12	(k)	0.73	(k)	0.12	(k)	0.73	(k)	0.18	18

8.18	(14.74)	67	0.12		0.88		0.11		0.87		3.14	34

10.20	(1.60)	428	0.10		0.86		0.10		0.86		2.50	17

10.65	5.88	900	0.10		0.87		0.10		0.87		2.58	9

10.47	23.87	349	0.10		0.86		0.10		0.86		0.69	8

11.48	44.43	11,523	0.37	(k)	0.98	(k)	0.37	(k)	0.98	(k)	1.88	18

8.10	(15.01)	11,252	0.37		1.13		0.36		1.12		4.66	34

10.14	(1.90)	2,035	0.35		1.11		0.35		1.11		2.32	17

10.61	5.69	1,531	0.35		1.12		0.35		1.12		2.14	9

10.44	23.65	717	0.35		1.11		0.35		1.11		1.02	8

ANNUAL REPORT	|	JUNE 30, 2021	23

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE International Fund
Institutional Class

06/30/2021	$8.11	$0.27	$3.08	$3.35	$(0.23)	$0.00	$0.00	$(0.23)

06/30/2020	9.74	0.23	(1.45)	(1.22)	(0.41)	0.00	0.00	(0.41)

06/30/2019	10.60	0.34	(0.68)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.27	0.33	0.29	0.62	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.56	0.28	1.64	1.92	(0.21)	0.00	0.00	(0.21)
I-2

06/30/2021	8.07	0.40	2.92	3.32	(0.22)	0.00	0.00	(0.22)

06/30/2020	9.71	0.21	(1.43)	(1.22)	(0.42)	0.00	0.00	(0.42)

06/30/2019	10.57	0.30	(0.64)	(0.34)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.26	0.35	0.61	(0.27)	(0.01)	0.00	(0.28)

06/30/2017	8.55	0.29	1.62	1.91	(0.22)	0.00	0.00	(0.22)
Class A

06/30/2021	8.01	0.30	2.96	3.26	(0.21)	0.00	0.00	(0.21)

06/30/2020	9.64	0.18	(1.41)	(1.23)	(0.40)	0.00	0.00	(0.40)

06/30/2019	10.53	0.30	(0.67)	(0.37)	(0.25)	(0.27)	0.00	(0.52)

06/30/2018	10.24	0.37	0.21	0.58	(0.28)	(0.01)	0.00	(0.29)

06/30/2017	8.55	0.29	1.60	1.89	(0.20)	0.00	0.00	(0.20)

PIMCO RAE US Fund
Institutional Class

06/30/2021	$9.72	$0.25	$4.44	$4.69	$(0.28)	$(0.10)	$0.00	$(0.38)

06/30/2020	11.09	0.28	(1.08)	(0.80)	(0.32)	(0.25)	0.00	(0.57)

06/30/2019	11.30	0.26	0.20	0.46	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.57	0.23	1.16	1.39	(0.22)	(0.44)	0.00	(0.66)

06/30/2017	9.82	0.22	1.07	1.29	(0.22)	(0.32)	0.00	(0.54)
I-2

06/30/2021	9.67	0.23	4.41	4.64	(0.27)	(0.10)	0.00	(0.37)

06/30/2020	11.04	0.27	(1.08)	(0.81)	(0.31)	(0.25)	0.00	(0.56)

06/30/2019	11.26	0.25	0.20	0.45	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.54	0.22	1.15	1.37	(0.21)	(0.44)	0.00	(0.65)

06/30/2017	9.81	0.21	1.06	1.27	(0.22)	(0.32)	0.00	(0.54)
Class A

06/30/2021	9.55	0.19	4.37	4.56	(0.26)	(0.10)	0.00	(0.36)

06/30/2020	10.93	0.23	(1.07)	(0.84)	(0.29)	(0.25)	0.00	(0.54)

06/30/2019	11.19	0.22	0.19	0.41	(0.21)	(0.46)	0.00	(0.67)

06/30/2018	10.50	0.18	1.15	1.33	(0.20)	(0.44)	0.00	(0.64)

06/30/2017	9.79	0.17	1.07	1.24	(0.21)	(0.32)	0.00	(0.53)

PIMCO RAE US Small Fund
Institutional Class

06/30/2021	$8.80	$0.09	$8.05	$8.14	$(0.17)	$(0.87)	$0.00	$(1.04)

06/30/2020	10.72	0.14	(1.88)	(1.74)	(0.18)	0.00	0.00	(0.18)

06/30/2019	12.33	0.17	(1.05)	(0.88)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.10	0.15	1.63	1.78	(0.17)	(0.38)	0.00	(0.55)

06/30/2017	9.31	0.12	1.81	1.93	(0.14)	0.00	0.00	(0.14)
I-2

06/30/2021	8.76	0.02	8.06	8.08	(0.17)	(0.87)	0.00	(1.04)

06/30/2020	10.67	0.16	(1.90)	(1.74)	(0.17)	0.00	0.00	(0.17)

06/30/2019	12.29	0.15	(1.04)	(0.89)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.07	0.14	1.62	1.76	(0.16)	(0.38)	0.00	(0.54)

06/30/2017	9.29	0.12	1.79	1.91	(0.13)	0.00	0.00	(0.13)

24	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$11.23	41.64%	$1,025,896	0.51	%(l)	0.55	%(l)	0.51	%(l)	0.55	%(l)	2.79%	87%

8.11	(13.27)	756,178	0.51		0.62		0.50		0.61		2.65	93

9.74	(2.72)	547,007	0.50		0.61		0.50		0.61		3.41	41

10.60	5.88	543,875	0.51		0.62		0.51		0.62		3.04	47

10.27	22.76	475,759	0.50		0.61		0.50		0.61		2.90	20

11.17	41.51	25,494	0.61	(m)	0.65	(m)	0.61	(m)	0.65	(m)	3.66	87

8.07	(13.40)	841	0.61		0.72		0.60		0.71		2.39	93

9.71	(2.73)	832	0.60		0.71		0.60		0.71		3.02	41

10.57	5.84	1,994	0.61		0.72		0.61		0.72		2.33	47

10.24	22.67	4,998	0.60		0.71		0.60		0.71		3.03	20

11.06	41.10	25,298	0.86	(m)	0.90	(m)	0.86	(m)	0.90	(m)	2.87	87

8.01	(13.57)	3,258	0.86		0.97		0.85		0.96		2.05	93

9.64	(3.03)	5,072	0.85		0.96		0.85		0.96		3.06	41

10.53	5.53	5,007	0.86		0.97		0.86		0.97		3.34	47

10.24	22.34	323	0.85		0.96		0.85		0.96		2.99	20

$14.03	48.99%	$915,231	0.40	%(n)	0.44	%(n)	0.40	%(n)	0.44	%(n)	2.06%	54%

9.72	(8.03)	578,588	0.41		0.52		0.40		0.51		2.60	34

11.09	4.66	745,741	0.40		0.51		0.40		0.51		2.39	32

11.30	13.22	771,581	0.41		0.52		0.41		0.52		2.06	44

10.57	13.33	620,951	0.40		0.51		0.40		0.51		2.08	31

13.94	48.77	39,056	0.50	(o)	0.54	(o)	0.50	(o)	0.54	(o)	1.92	54

9.67	(8.08)	16,970	0.51		0.62		0.50		0.61		2.51	34

11.04	4.58	14,257	0.50		0.61		0.50		0.61		2.25	32

11.26	13.10	7,265	0.51		0.62		0.51		0.62		1.96	44

10.54	13.15	7,769	0.50		0.61		0.50		0.61		1.99	31

13.75	48.44	12,212	0.80	(p)	0.84	(p)	0.80	(p)	0.84	(p)	1.65	54

9.55	(8.41)	7,432	0.81		0.92		0.80		0.91		2.21	34

10.93	4.24	8,197	0.80		0.91		0.80		0.91		2.03	32

11.19	12.73	6,973	0.81		0.92		0.81		0.92		1.65	44

10.50	12.83	7,259	0.80		0.91		0.80		0.91		1.68	31

$15.90	97.65%	$331,165	0.53	%(n)	0.56	%(n)	0.51	%(n)	0.54	%(n)	0.79%	118%

8.80	(16.64)	288,592	0.53		0.63		0.52		0.62		1.50	202

10.72	(6.74)	119,223	0.51		0.62		0.51		0.62		1.52	64

12.33	16.37	128,985	0.50		0.62		0.50		0.62		1.30	30

11.10	20.70	93,541	0.50		0.61		0.50		0.61		1.13	45

15.80	97.30	6,427	0.63	(o)	0.66	(o)	0.61	(o)	0.64	(o)	0.17	118

8.76	(16.67)	883	0.63		0.73		0.62		0.72		1.53	202

10.67	(6.85)	2,565	0.61		0.72		0.61		0.72		1.34	64

12.29	16.27	4,366	0.60		0.72		0.60		0.72		1.19	30

11.07	20.59	3,902	0.60		0.71		0.60		0.71		1.12	45

ANNUAL REPORT	|	JUNE 30, 2021	25

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE US Small Fund (Cont.)
Class A

06/30/2021	$8.68	$(0.04)	$8.01	$7.97	$(0.16)	$(0.87)	$0.00	$(1.03)

06/30/2020	10.60	0.12	(1.89)	(1.77)	(0.15)	0.00	0.00	(0.15)

06/30/2019	12.24	0.12	(1.03)	(0.91)	(0.09)	(0.64)	0.00	(0.73)

06/30/2018	11.05	0.09	1.62	1.71	(0.14)	(0.38)	0.00	(0.52)

06/30/2017	9.29	0.10	1.79	1.89	(0.13)	0.00	0.00	(0.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.25%.
(f)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.35%.
(g)	Effective November 1, 2020, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.
(h)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.15% to an annual rate of 0.15%.
(i)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.15% to an annual rate of 0.25%.
(j)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.15%.
(k)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.20% to an annual rate of 0.25%.
(l)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.20%.
(m)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(n)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.15%.
(o)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.25%.
(p)	Effective November 1, 2020, the Class’s Supervisory and Administrative fee was decreased by 0.10% to an annual rate of 0.30%.

26	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year(a)	Total Return(a)	Net Assets End of Year (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$15.62	96.82%	$46,113	0.93	%(p)	0.96	%(p)	0.91	%(p)	0.94	%(p)	(0.27)%	118%

8.68	(16.99)	3,900	0.93		1.03		0.92		1.02		1.22	202

10.60	(7.05)	4,023	0.91		1.02		0.91		1.02		1.07	64

12.24	15.83	4,875	0.90		1.02		0.90		1.02		0.82	30

11.05	20.32	8,549	0.90		1.01		0.90		1.01		0.88	45

ANNUAL REPORT	|	JUNE 30, 2021	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Assets:

Investments, at value
Investments in securities*^	$1,787,310	$0	$0	$1,092,289	$963,376	$381,622
Investments in Affiliates	66,503	292,229	91,766	68,669	4,257	11,264
Cash	9,360	467	350	1,708	3,242	2,667
Foreign currency, at value	7,190	0	0	1,466	0	0
Receivable for investments sold	0	0	0	1,346	0	1,009
Receivable for Fund shares sold	323	0	73	531	651	1,234
Interest and/or dividends receivable	8,897	0	0	4,631	766	280
Reimbursement receivable from PIMCO	0	122	43	0	0	0
Other assets	0	0	0	15	0	0
Total Assets	1,879,583	292,818	92,232	1,170,655	972,292	398,076

Liabilities:

Payable for investments purchased	$1,287	$0	$0	$0	$0	$2,079
Payable upon return of securities loaned	67,899	0	0	70,377	4,272	11,247
Deposits from counterparty	0	0	0	22,975	0	0
Payable for Fund shares redeemed	193	13	6	132	1,192	833
Accrued investment advisory fees	762	88	32	282	198	125
Accrued supervisory and administrative fees	387	38	13	192	124	59
Accrued servicing fees	3	0	2	5	3	9
Accrued taxes payable	17,259	0	0	0	0	0
Accrued reimbursement to PIMCO	8	0	0	4	4	2
Other liabilities	3	0	0	0	0	17
Total Liabilities	87,801	139	53	93,967	5,793	14,371

Net Assets	$1,791,782	$292,679	$92,179	$1,076,688	$966,499	$383,705

Net Assets Consist of:

Paid in capital	$1,650,886	$206,316	$79,394	$769,693	$600,844	$138,407
Distributable earnings (accumulated loss)	140,896	86,363	12,785	306,995	365,655	245,298

Net Assets	$1,791,782	$292,679	$92,179	$1,076,688	$966,499	$383,705

Cost of investments in securities	$1,168,439	$0	$0	$760,118	$646,267	$178,858
Cost of investments in Affiliates	$66,503	$203,551	$75,517	$68,669	$4,257	$11,264
Cost of foreign currency held	$7,209	$0	$0	$1,470	$0	$0

* Includes repurchase agreements of:	$0	$0	$0	$26,881	$0	$0

^ Includes securities on loan of:	$62,893	$0	$0	$64,481	$4,187	$11,025

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Net Assets:

Institutional Class	$1,716,375	$291,092	$80,502	$1,025,896	$915,231	$331,165
I-2	59,609	241	154	25,494	39,056	6,427
Class A	15,798	1,346	11,523	25,298	12,212	46,113

Shares Issued and Outstanding:

Institutional Class	142,807	23,946	6,912	91,343	65,242	20,825
I-2	4,980	20	13	2,283	2,801	407
Class A	1,331	112	1,004	2,286	888	2,952

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.02	$12.16	$11.65	$11.23	$14.03	$15.90
I-2	11.97	12.10	11.67	11.17	13.94	15.80
Class A	11.86	11.97	11.48	11.06	13.75	15.62

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	JUNE 30, 2021	29

Statements of Operations

Year Ended June 30, 2021
(Amounts in thousands†)	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Investment Income:

Dividends, net of foreign taxes*	$50,958	$0	$0	$33,664	$19,808	$5,710
Dividends from Investments in Affiliates	0	6,779	1,680	0	0	0
Securities lending income	1,946	0	0	1,761	268	276
Total Income	52,904	6,779	1,680	35,425	20,076	5,986

Expenses:

Investment advisory fees	7,717	1,112	318	3,209	2,033	1,622
Supervisory and administrative fees	4,676	602	177	2,470	1,490	844
Servicing fees - Class A	32	3	31	23	22	34
Trustee fees	115	23	6	75	57	32
Interest expense	103	4	1	10	15	80
Miscellaneous expense	106	15	4	54	40	23
Total Expenses	12,749	1,759	537	5,841	3,657	2,635
Waiver and/or Reimbursement by PIMCO	(889)	(1,700)	(489)	(389)	(288)	(158)
Net Expenses	11,860	59	48	5,452	3,369	2,477

Net Investment Income (Loss)	41,044	6,720	1,632	29,973	16,707	3,509

Net Realized Gain (Loss):

Investments in securities	114,812	0	0	132,466	84,181	193,954
Investments in Affiliates	0	17,112	197	0	0	0
Net capital gain distributions received from Affiliate investments	0	1,144	0	0	0	0
Over the counter financial derivative instruments	(17)	0	0	120	0	0
Foreign currency	(4,166)	0	0	72	0	0

Net Realized Gain (Loss)	110,629	18,256	197	132,658	84,181	193,954

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	555,086	0	0	215,754	216,736	129,472
Investments in Affiliates	0	92,664	26,859	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0	0	0
Foreign currency assets and liabilities	285	0	0	7	0	0

Net Change in Unrealized Appreciation (Depreciation)	555,371	92,664	26,859	215,761	216,736	129,472

Net Increase (Decrease) in Net Assets Resulting from Operations	$707,044	$117,640	$28,688	$378,392	$317,624	$326,935

* Foreign tax withholdings - Dividends	$8,549	$0	$0	$3,237	$0	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO EQUITY SERIES	See Accompanying Notes

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	JUNE 30, 2021	31

Statements of Changes in Net Assets

	PIMCO RAE Emerging Markets Fund		PIMCO RAE Global Fund		PIMCO RAE Global ex-US Fund

(Amounts in thousands†)	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$41,044	$69,889	$6,720	$10,707	$1,632	$3,082
Net realized gain (loss)	110,629	(540,887)	18,256	(6,820)	197	(3,004)
Net change in unrealized appreciation (depreciation)	555,371	(216,265)	92,664	(37,695)	26,859	(11,704)

Net Increase (Decrease) in Net Assets Resulting from Operations	707,044	(687,263)	117,640	(33,808)	28,688	(11,626)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(27,290)	(84,783)	(7,722)	(21,865)	(1,351)	(4,610)
I-2	(44)	(93)	(3)	(15)	(0)	(10)
Class A	(166)	(327)	(25)	(120)	(249)	(680)

Total Distributions(a)	(27,500)	(85,203)	(7,750)	(22,000)	(1,600)	(5,300)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(83,176)	(697,563)	(94,468)	38,778	581	3,343

Total Increase (Decrease) in Net Assets	596,368	(1,470,029)	15,422	(17,030)	27,669	(13,583)

Net Assets:

Beginning of year	1,195,414	2,665,443	277,257	294,287	64,510	78,093
End of year	$1,791,782	$1,195,414	$292,679	$277,257	$92,179	$64,510

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO RAE International Fund		PIMCO RAE US Fund		PIMCO RAE US Small Fund

Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

$29,973	$15,651	$16,707	$18,762	$3,509	$3,123
132,658	(115,431)	84,181	(923)	193,954	(22,416)
215,761	83,132	216,736	(74,120)	129,472	56,991

378,392	(16,648)	317,624	(56,281)	326,935	37,698

(24,393)	(21,270)	(24,300)	(37,126)	(47,735)	(2,600)
(20)	(46)	(633)	(1,094)	(91)	(39)
(87)	(183)	(247)	(381)	(476)	(61)

(24,500)	(21,499)	(25,180)	(38,601)	(48,302)	(2,700)

(37,481)	245,513	71,065	(70,323)	(188,303)	132,566

316,411	207,366	363,509	(165,205)	90,330	167,564

760,277	552,911	602,990	768,195	293,375	125,811
$1,076,688	$760,277	$966,499	$602,990	$383,705	$293,375

ANNUAL REPORT	|	JUNE 30, 2021	33

Schedule of Investments	PIMCO RAE Emerging Markets Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.8%

COMMON STOCKS 92.5%

BRAZIL 6.3%

COMMUNICATION SERVICES 0.4%

Telefonica Brasil S.A.	782,200	$6,605

TIM S.A.	229,600	532

		7,137

CONSUMER DISCRETIONARY 0.2%

Petrobras Distribuidora S.A.	785,300	4,212

CONSUMER STAPLES 0.3%

Ambev S.A.	357,400	1,227

BRF S.A. (a)	232,500	1,278

JBS S.A.	368,400	2,155

		4,660

ENERGY 0.5%

Ultrapar Participacoes S.A.	2,582,000	9,547

FINANCIALS 2.6%

Banco do Brasil S.A.	5,522,400	35,674

Banco Santander Brasil S.A.	553,000	4,503

IRB Brasil Resseguros S/A	2,303,500	2,672

Porto Seguro S.A.	252,000	2,709

		45,558

HEALTH CARE 0.1%

Hypera S.A.	180,800	1,253

INDUSTRIALS 0.3%

CCR S.A.	135,600	366

Embraer S.A. (a)	1,519,500	5,765

		6,131

INFORMATION TECHNOLOGY 0.6%

Cielo S.A.	15,338,100	11,225

MATERIALS 1.2%

Cia Siderurgica Nacional S.A.	484,049	4,281

Vale S.A.	773,739	17,618

		21,899

UTILITIES 0.1%

Centrais Eletricas Brasileiras S.A.	42,200	366

Cia de Saneamento Basico do Estado de Sao Paulo	118,700	873

Cia de Saneamento de Minas Gerais-COPASA	66,300	207

EDP - Energias do Brasil S.A.	110,300	392

		1,838

Total Brazil		113,460

CHILE 0.5%

CONSUMER DISCRETIONARY 0.0%

Falabella S.A.	88,997	396

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.2%

Cencosud S.A.	1,211,738	$2,411

Cia Cervecerias Unidas S.A.	28,720	289

		2,700

FINANCIALS 0.1%

Banco de Chile	4,349,696	430

Banco Santander Chile	9,424,420	466

Itau CorpBanca Chile S.A. (a)	58,294,543	161

		1,057

MATERIALS 0.1%

CAP S.A.	144,469	2,479

UTILITIES 0.1%

AES Gener S.A.	6,727,505	914

Aguas Andinas S.A. ‘A’	873,783	180

Colbun S.A.	2,505,334	350

Engie Energia Chile S.A.	543,813	408

		1,852

Total Chile		8,484

CHINA 12.4%

CONSUMER DISCRETIONARY 0.7%

BAIC Motor Corp. Ltd. ‘H’	5,181,000	1,928

China Yongda Automobiles Services Holdings Ltd.	962,000	1,722

GOME Retail Holdings Ltd. (a)(c)	15,647,000	2,007

Great Wall Motor Co. Ltd. ‘H’	2,004,500	6,459

Hisense Home Appliances Group Co. Ltd.	168,000	232

		12,348

CONSUMER STAPLES 0.1%

Tingyi Cayman Islands Holding Corp.	506,000	1,010

Want Want China Holdings Ltd.	201,000	142

		1,152

ENERGY 1.4%

China Petroleum & Chemical Corp. ‘H’	38,908,400	19,776

China Shenhua Energy Co. Ltd. ‘H’	2,201,500	4,312

PetroChina Co. Ltd. ‘H’	3,522,000	1,725

		25,813

FINANCIALS 5.7%

Bank of China Ltd. ‘H’	60,633,000	21,771

Bank of Communications Co. Ltd. ‘H’	9,696,000	6,513

China Cinda Asset Management Co. Ltd. ‘H’	15,650,000	2,982

China Construction Bank Corp. ‘H’	60,884,000	47,776

China Everbright Bank Co. Ltd. ‘H’	2,209,000	902

China Huarong Asset Management Co. Ltd. ‘H’ «	19,152,000	1,258

Industrial & Commercial Bank of China Ltd. ‘H’	35,356,000	20,719

PICC Property & Casualty Co. Ltd. ‘H’	1,530,000	1,338

		103,259

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.2%

China Resources Pharmaceutical Group Ltd.	3,189,500	$1,986

Sinopharm Group Co. Ltd. ‘H’	344,000	1,021

		3,007

INDUSTRIALS 0.7%

Beijing Capital International Airport Co. Ltd. ‘H’	292,000	194

China Communications Services Corp. Ltd. ‘H’	2,410,000	1,203

CITIC Ltd.	5,873,000	6,324

Guangshen Railway Co. Ltd. ‘H’	2,324,000	452

Metallurgical Corp. of China Ltd.	1,761,000	410

Sinopec Engineering Group Co. Ltd. ‘H’	1,686,500	1,092

Sinotruk Hong Kong Ltd.	475,500	1,019

Weichai Power Co. Ltd. ‘H’	298,000	662

Yangzijiang Shipbuilding Holdings Ltd.	315,600	331

Zhejiang Expressway Co. Ltd. ‘H’	792,000	705

		12,392

INFORMATION TECHNOLOGY 2.2%

AAC Technologies Holdings, Inc.	463,500	3,468

BYD Electronic International Co. Ltd. (c)	629,500	4,138

FIH Mobile Ltd. (a)(c)	7,330,000	1,208

Lenovo Group Ltd.	26,858,000	30,844

		39,658

MATERIALS 0.8%

Angang Steel Co. Ltd. ‘H’	8,110,000	5,134

China BlueChemical Ltd. ‘H’	818,000	239

China Hongqiao Group Ltd.	1,903,500	2,577

China National Building Material Co. Ltd. ‘H’	4,857,400	5,704

China Oriental Group Co. Ltd.	770,000	249

		13,903

REAL ESTATE 0.5%

China Evergrande Group (c)	1,492,000	1,941

Greentown China Holdings Ltd.	463,500	715

Guangzhou R&F Properties Co. Ltd. ‘H’	1,723,400	1,968

KWG Living Group Holdings Ltd. (a)	384,250	492

KWG Property Holding Ltd.	1,306,500	1,747

Powerlong Real Estate Holdings Ltd.	1,548,000	1,327

Shui On Land Ltd.	4,747,500	770

Sino-Ocean Group Holding Ltd.	3,994,500	875

		9,835

UTILITIES 0.1%

China Longyuan Power Group Corp. Ltd. ‘H’	871,000	1,500

Total China		222,867

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
GREECE 0.8%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	97,293	$1,634

CONSUMER DISCRETIONARY 0.1%

OPAP S.A.	62,440	942

ENERGY 0.0%

Motor Oil Hellas Corinth Refineries S.A.	28,306	480

FINANCIALS 0.3%

Alpha Services and Holdings S.A. (a)(c)	2,361,240	3,022

National Bank of Greece S.A. (a)	794,014	2,263

Piraeus Financial Holdings S.A. (a)(c)	71,379	126

		5,411

UTILITIES 0.3%

Public Power Corp. S.A. (a)(c)	494,648	5,266

Total Greece		13,733

HONG KONG 0.9%

FINANCIALS 0.1%

China Everbright Ltd.	840,000	987

Far East Horizon Ltd.	189,000	198

		1,185

INDUSTRIALS 0.2%

China Merchants Port Holdings Co. Ltd.	248,000	362

COSCO SHIPPING Ports Ltd.	980,000	765

Orient Overseas International Ltd.	79,000	1,710

Shanghai Industrial Holdings Ltd.	952,000	1,404

		4,241

MATERIALS 0.1%

China Resources Cement Holdings Ltd.	702,000	667

REAL ESTATE 0.2%

China Overseas Land & Investment Ltd.	926,000	2,100

Poly Property Group Co. Ltd.	2,980,000	776

Shenzhen Investment Ltd.	3,208,000	988

		3,864

UTILITIES 0.3%

Beijing Enterprises Holdings Ltd.	127,000	451

China Resources Power Holdings Co. Ltd.	3,852,000	5,262

Kunlun Energy Co. Ltd.	126,000	116

		5,829

Total Hong Kong		15,786

INDIA 18.6%

COMMUNICATION SERVICES 0.1%

Indus Towers Ltd.	115,477	371

	SHARES	MARKET VALUE (000S)

Vodafone Idea Ltd. (a)	13,328,486	$1,787

		2,158

CONSUMER DISCRETIONARY 5.5%

Bosch Ltd.	5,540	1,121

Hero MotoCorp Ltd.	159,509	6,234

Mahindra & Mahindra Ltd.	96,390	1,011

Motherson Sumi Systems Ltd. (a)	862,184	2,813

Tata Motors Ltd. (a)	18,923,085	86,791

		97,970

ENERGY 2.4%

Bharat Petroleum Corp. Ltd.	1,092,393	6,893

Coal India Ltd.	2,563,720	5,063

Hindustan Petroleum Corp. Ltd.	813,099	3,211

Indian Oil Corp. Ltd.	7,501,217	10,906

Mangalore Refinery & Petrochemicals Ltd. (a)	288,760	200

Oil & Natural Gas Corp. Ltd.	9,077,607	14,406

Oil India Ltd.	1,006,912	2,133

Petronet LNG Ltd.	292,946	891

		43,703

FINANCIALS 2.5%

Axis Bank Ltd.	35,720	361

Bank of India (a)	503,099	528

Canara Bank (a)	594,471	1,217

General Insurance Corp. of India (a)	39,714	112

IDFC Ltd. (a)	6,143,059	4,461

Indiabulls Housing Finance Ltd. ‘L’	5,208,697	18,336

Power Finance Corp. Ltd.	2,274,909	3,948

REC Ltd.	1,964,423	3,932

Shriram Transport Finance Co. Ltd.	106,494	1,929

State Bank of India	1,615,866	9,135

Yes Bank Ltd. «(a)	3,406,176	497

		44,456

HEALTH CARE 0.3%

Dr Reddy’s Laboratories Ltd.	55,331	4,046

Sun Pharmaceutical Industries Ltd.	238,536	2,169

		6,215

INDUSTRIALS 0.4%

Bharat Electronics Ltd.	617,491	1,482

Bharat Heavy Electricals Ltd.	6,691,536	5,915

		7,397

INFORMATION TECHNOLOGY 0.3%

HCL Technologies Ltd.	14,243	189

Infosys Ltd.	104,317	2,207

Oracle Financial Services Software Ltd.	9,560	470

Redington India Ltd. (a)	244,352	880

Wipro Ltd.	186,292	1,367

		5,113

MATERIALS 6.8%

Dalmia Bharat Ltd. (a)	8,529	217

	SHARES	MARKET VALUE (000S)

Grasim Industries Ltd.	9,862	$199

Gujarat State Fertilizers & Chemicals Ltd. (a)	233,391	364

Hindalco Industries Ltd.	2,176,927	10,928

Hindustan Zinc Ltd.	262,558	1,200

Jindal Steel & Power Ltd. (a)	2,508,243	13,448

JSW Steel Ltd.	987,615	9,109

National Aluminium Co. Ltd.	10,048,105	10,621

NMDC Ltd.	1,996,298	4,959

Rain Industries Ltd.	208,766	548

Steel Authority of India Ltd.	4,664,563	8,218

Tata Steel BSL Ltd. (a)	148,820	180

Tata Steel Ltd.	1,854,446	29,178

Vedanta Ltd.	8,968,475	31,787

		120,956

UTILITIES 0.3%

GAIL India Ltd.	95,457	192

JSW Energy Ltd. (a)	268,868	608

NHPC Ltd.	784,142	277

PTC India Ltd. (a)	159,420	222

Tata Power Co. Ltd.	2,376,668	3,913

		5,212

Total India		333,180

INDONESIA 0.5%

COMMUNICATION SERVICES 0.1%

Telkom Indonesia Persero Tbk PT	8,983,100	1,953

CONSUMER STAPLES 0.0%

Hanjaya Mandala Sampoerna Tbk PT	3,176,900	267

ENERGY 0.2%

Adaro Energy Tbk PT	15,848,000	1,319

Indo Tambangraya Megah Tbk PT	2,462,500	2,415

		3,734

HEALTH CARE 0.1%

Kalbe Farma Tbk PT	4,037,900	390

MATERIALS 0.0%

Indocement Tunggal Prakarsa Tbk PT	509,600	362

UTILITIES 0.1%

Perusahaan Gas Negara Tbk PT	29,262,200	2,032

Total Indonesia		8,738

MALAYSIA 0.8%

COMMUNICATION SERVICES 0.2%

Telekom Malaysia Bhd.	1,964,000	2,873

CONSUMER DISCRETIONARY 0.1%

Genting Bhd.	1,362,100	1,617

FINANCIALS 0.3%

AMMB Holdings Bhd.	371,100	264

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	35

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

CIMB Group Holdings Bhd.	1,002,100	$1,114

Hong Leong Financial Group Bhd.	108,200	464

Malayan Banking Bhd.	970,100	1,895

Public Bank Bhd.	752,600	745

RHB Bank Bhd.	823,900	1,072

		5,554

INDUSTRIALS 0.2%

AirAsia Group Bhd. (a)	16,881,100	3,623

IJM Corp. Bhd.	548,000	237

		3,860

REAL ESTATE 0.0%

Mah Sing Group Bhd.	881,500	179

UTILITIES 0.0%

YTL Corp. Bhd.	695,433	110

YTL Power International Bhd.	1,271,996	213

		323

Total Malaysia		14,406

MEXICO 6.1%

COMMUNICATION SERVICES 1.7%

America Movil S.A.B. de C.V.	31,810,580	23,937

Grupo Televisa S.A.B.	2,110,410	6,037

		29,974

CONSUMER DISCRETIONARY 0.0%

Controladora Nemak S.A.B. de C.V. (a)	2,358,100	385

CONSUMER STAPLES 0.4%

Coca-Cola Femsa S.A.B. de C.V. SP - ADR	17,572	930

Gruma S.A.B. de C.V. ‘B’	154,660	1,729

Grupo Bimbo S.A.B. de C.V. ‘A’	978,200	2,154

Industrias Bachoco S.A.B. de C.V.	74,100	280

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	368,400	653

Wal-Mart de Mexico S.A.B. de C.V.	498,400	1,627

		7,373

FINANCIALS 0.1%

Grupo Financiero Inbursa S.A.B. de C.V. ‘O’ (a)	1,579,898	1,563

INDUSTRIALS 0.2%

Alfa S.A.B. de C.V. ‘A’	4,353,400	3,267

MATERIALS 3.7%

Alpek S.A.B. de C.V.	176,300	217

Cemex S.A.B. de C.V.	52,356,930	44,178

Cemex S.A.B. de C.V. SP - ADR	939,667	7,893

Grupo Mexico S.A.B. de C.V. ‘B’	2,103,600	9,894

Industrias Penoles S.A.B. de C.V. (a)	86,035	1,188

	SHARES	MARKET VALUE (000S)

Orbia Advance Corp. S.A.B. de C.V.	1,010,300	$2,642

		66,012

Total Mexico		108,574

PHILIPPINES 0.4%

COMMUNICATION SERVICES 0.3%

Globe Telecom, Inc.	17,740	669

PLDT, Inc.	138,800	3,669

		4,338

INDUSTRIALS 0.1%

Alliance Global Group, Inc.	4,620,200	960

DMCI Holdings, Inc.	3,187,700	411

International Container Terminal Services, Inc.	87,650	294

		1,665

UTILITIES 0.0%

First Gen Corp.	663,500	408

Manila Electric Co.	18,450	104

		512

Total Philippines		6,515

POLAND 1.2%

COMMUNICATION SERVICES 0.1%

Orange Polska S.A. (a)	527,723	929

ENERGY 0.2%

Polski Koncern Naftowy ORLEN S.A.	43,159	870

Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,134,181	1,985

		2,855

FINANCIALS 0.3%

Bank Polska Kasa Opieki S.A. (a)	220,936	5,391

Powszechny Zaklad Ubezpieczen S.A. (a)	48,690	469

		5,860

INFORMATION TECHNOLOGY 0.0%

Asseco Poland S.A.	21,329	432

MATERIALS 0.3%

Jastrzebska Spolka Weglowa S.A. (a)(c)	381,427	3,523

KGHM Polska Miedz S.A.	34,810	1,713

		5,236

UTILITIES 0.3%

Enea S.A. (a)	173,040	386

PGE Polska Grupa Energetyczna S.A. (a)	1,236,271	3,051

Tauron Polska Energia S.A. (a)	2,733,899	2,394

		5,831

Total Poland		21,143

	SHARES	MARKET VALUE (000S)
RUSSIA 7.0%

COMMUNICATION SERVICES 0.6%

Mobile TeleSystems PJSC (c)	1,254,370	$5,865

Rostelecom PJSC (c)	926,790	1,294

Sistema PJSC FC	6,384,460	2,768

		9,927

CONSUMER STAPLES 0.5%

Magnit PJSC (c)	110,855	8,057

ENERGY 0.8%

LUKOIL PJSC	87,430	8,089

Lukoil PJSC SP - ADR	70,017	6,498

		14,587

FINANCIALS 1.6%

Sberbank of Russia PJSC	5,770,530	24,112

VTB Bank PJSC	8,045,160,000	5,327

		29,439

INDUSTRIALS 0.0%

Globaltrans Investment PLC GDR	54,260	389

MATERIALS 3.0%

Alrosa PJSC	6,541,860	12,027

Magnitogorsk Iron & Steel Works PJSC	8,968,670	7,437

MMC Norilsk Nickel PJSC	16,685	5,655

Novolipetsk Steel PJSC	4,059,550	12,765

Severstal PAO	761,143	16,342

		54,226

REAL ESTATE 0.0%

LSR Group PJSC	69,031	732

UTILITIES 0.5%

Federal Grid Co. Unified Energy System PJSC (c)	615,410,000	1,848

Inter RAO UES PJSC	9,048,600	580

Rosseti PJSC	117,787,012	2,183

RusHydro PJSC	247,150,000	2,940

Unipro PJSC (c)	23,939,000	903

		8,454

Total Russia		125,811

SAUDI ARABIA 0.1%

COMMUNICATION SERVICES 0.0%

Etihad Etisalat Co.	23,010	203

MATERIALS 0.1%

National Petrochemical Co.	43,238	508

Saudi Industrial Investment Group	53,195	497

		1,005

Total Saudi Arabia		1,208

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
SOUTH AFRICA 4.3%

COMMUNICATION SERVICES 1.0%

MTN Group Ltd.	1,831,465	$13,232

Telkom S.A. SOC Ltd.	1,128,788	3,665

Vodacom Group Ltd.	72,552	654

		17,551

CONSUMER DISCRETIONARY 0.5%

Motus Holdings Ltd.	302,681	1,978

Pepkor Holdings Ltd. (a)	175,967	248

Truworths International Ltd.	892,928	3,607

Woolworths Holdings Ltd.	773,192	2,923

		8,756

CONSUMER STAPLES 0.3%

Shoprite Holdings Ltd.	268,221	2,919

Tiger Brands Ltd.	203,997	2,986

		5,905

ENERGY 0.0%

Exxaro Resources Ltd.	33,963	401

FINANCIALS 1.1%

Absa Group Ltd.	371,845	3,532

FirstRand Ltd.	598,632	2,246

Liberty Holdings Ltd.	183,615	794

Momentum Metropolitan Holdings	2,401,365	3,279

Nedbank Group Ltd.	339,540	4,062

Sanlam Ltd.	79,485	342

Standard Bank Group Ltd.	630,137	5,628

		19,883

HEALTH CARE 0.2%

Netcare Ltd. (a)	3,568,933	3,559

INDUSTRIALS 0.2%

Barloworld Ltd.	377,615	2,817

MATERIALS 1.0%

AngloGold Ashanti Ltd.	30,250	561

Gold Fields Ltd.	250,591	2,235

Kumba Iron Ore Ltd.	57,657	2,577

Sappi Ltd.	779,446	2,253

Sasol Ltd. (a)	677,619	10,323

		17,949

Total South Africa		76,821

SOUTH KOREA 14.4%

COMMUNICATION SERVICES 0.6%

KT Corp.	174,388	4,922

KT Corp. SP - ADR	475,202	6,629

		11,551

CONSUMER DISCRETIONARY 5.0%

Hankook Tire & Technology Co. Ltd.	67,484	3,097

Hyundai Mobis Co. Ltd.	5,937	1,540

Hyundai Motor Co.	88,311	18,791

Hyundai Wia Corp. (c)	14,132	1,273

	SHARES	MARKET VALUE (000S)

Kia Corp.	416,210	$33,169

LG Electronics, Inc.	176,983	25,624

LOTTE Himart Co. Ltd.	80,212	2,552

Lotte Shopping Co. Ltd. (c)	28,197	2,890

		88,936

CONSUMER STAPLES 0.3%

Amorepacific Corp.	8,933	508

E-MART, Inc.	22,304	3,166

KT&G Corp.	15,323	1,148

		4,822

ENERGY 0.1%

GS Holdings Corp.	47,876	1,969

FINANCIALS 1.1%

BNK Financial Group, Inc.	165,106	1,135

DB Insurance Co. Ltd.	44,080	2,147

Hanwha Life Insurance Co. Ltd.	1,413,339	4,727

Hyundai Marine & Fire Insurance Co. Ltd.	98,476	2,230

KB Financial Group, Inc.	70,240	3,486

Samsung Card Co. Ltd.	39,258	1,196

Samsung Fire & Marine Insurance Co. Ltd.	8,662	1,697

Samsung Life Insurance Co. Ltd.	55,513	3,939

		20,557

INDUSTRIALS 2.9%

CJ Corp.	21,733	2,063

Daelim Industrial Co. Ltd.	4,436	315

DL E&C Co. Ltd. (a)	3,773	475

Doosan Bobcat, Inc.	6,225	266

Doosan Heavy Industries & Construction Co. Ltd. (a)(c)	870,644	18,389

Doosan Infracore Co. Ltd. (a)(c)	427,094	5,480

Hanwha Corp.	223,035	6,280

Hyundai Engineering & Construction Co. Ltd.	144,676	7,489

Hyundai Glovis Co. Ltd.	984	183

KCC Corp.	2,074	634

LG International Corp.	213,234	5,907

LS Corp.	38,859	2,440

Samsung C&T Corp.	8,029	972

SK Networks Co. Ltd.	242,661	1,295

		52,188

INFORMATION TECHNOLOGY 1.8%

LG Display Co. Ltd. (c)	688,328	14,963

Samsung Electronics Co. Ltd.	246,095	17,617

		32,580

MATERIALS 1.9%

Dongkuk Steel Mill Co. Ltd. (c)	147,167	2,898

Hyundai Steel Co.	96,131	4,589

Kolon Industries, Inc.	34,933	2,504

Korea Petrochemical Ind Co. Ltd.	21,996	4,649

Lotte Chemical Corp.	9,355	2,180

POSCO	53,484	16,529

Taekwang Industrial Co. Ltd.	240	248

		33,597

	SHARES	MARKET VALUE (000S)
UTILITIES 0.7%

Korea Electric Power Corp.	566,763	$12,509

Total South Korea		258,709

TAIWAN 13.5%

COMMUNICATION SERVICES 0.1%

Chunghwa Telecom Co. Ltd.	338,000	1,379

Far EasTone Telecommunications Co. Ltd.	264,000	612

		1,991

CONSUMER DISCRETIONARY 0.3%

Cheng Shin Rubber Industry Co. Ltd.	642,000	1,076

China Motor Corp. (a)	82,000	226

Formosa Taffeta Co. Ltd.	368,000	431

Pou Chen Corp.	2,414,000	3,403

		5,136

CONSUMER STAPLES 0.1%

Uni-President Enterprises Corp.	579,640	1,522

FINANCIALS 0.6%

Cathay Financial Holding Co. Ltd.	2,345,581	4,535

CTBC Financial Holding Co. Ltd.	2,020,000	1,645

Fubon Financial Holding Co. Ltd.	1,685,000	4,467

		10,647

INDUSTRIALS 0.4%

China Airlines Ltd.	3,820,000	2,613

Eva Airways Corp.	2,211,686	1,601

Walsin Lihwa Corp.	2,778,000	2,917

		7,131

INFORMATION TECHNOLOGY 12.0%

Acer, Inc.	7,198,000	7,565

Asustek Computer, Inc.	1,841,000	24,548

AU Optronics Corp.	44,631,000	36,091

Catcher Technology Co. Ltd.	38,000	248

Compal Electronics, Inc.	10,920,000	8,759

Delta Electronics, Inc.	300,000	3,259

Foxconn Technology Co. Ltd.	540,000	1,272

Hon Hai Precision Industry Co. Ltd.	5,098,316	20,470

Innolux Corp.	31,978,000	23,789

Inventec Corp.	7,400,000	6,971

Lite-On Technology Corp.	1,761,035	3,638

MediaTek, Inc.	186,000	6,414

Novatek Microelectronics Corp.	148,000	2,645

Pegatron Corp.	3,343,000	8,254

Powertech Technology, Inc.	615,000	2,371

Quanta Computer, Inc.	1,547,000	4,855

Supreme Electronics Co. Ltd.	436,000	630

Synnex Technology International Corp.	558,650	1,020

Taiwan Semiconductor Manufacturing Co. Ltd.	469,195	10,106

United Microelectronics Corp.	18,772,000	35,597

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	37

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Wistron Corp.	3,280,515	$3,648

WPG Holdings Ltd.	1,424,320	2,613

		214,763

Total Taiwan		241,190

THAILAND 3.5%

COMMUNICATION SERVICES 0.0%

Advanced Info Service PCL	88,400	472

CONSUMER STAPLES 0.1%

Charoen Pokphand Foods PCL	905,200	749

Thai Union Group PCL ‘F’	1,466,500	906

		1,655

ENERGY 1.0%

Bangchak Corp. PCL	808,100	624

Banpu PCL (c)	8,031,300	3,915

Esso Thailand PCL (a)(c)	1,600,300	413

IRPC PCL	27,955,900	3,357

PTT Exploration & Production PCL	184,000	673

PTT PCL	2,117,300	2,598

Star Petroleum Refining PCL	21,143,400	6,413

Thai Oil PCL	121,000	206

		18,199

FINANCIALS 1.5%

Bangkok Bank PCL	607,700	2,146

Kasikornbank PCL	2,307,200	8,516

Krung Thai Bank PCL	8,442,875	2,823

Siam Commercial Bank PCL	3,126,800	9,578

Thanachart Capital PCL	2,723,204	2,935

TMBThanachart Bank PCL	15,387,000	539

		26,537

INDUSTRIALS 0.7%

Delta Electronics Thailand PCL	720,797	13,001

MATERIALS 0.2%

PTT Global Chemical PCL	912,800	1,683

Siam Cement PCL	132,200	1,783

Siam City Cement PCL	35,000	186

		3,652

Total Thailand		63,516

TURKEY 1.1%

COMMUNICATION SERVICES 0.1%

Turkcell Iletisim Hizmetleri A/S (c)	569,444	1,054

CONSUMER DISCRETIONARY 0.1%

Arcelik A/S (c)	252,508	863

Ford Otomotiv Sanayi A/S	10,230	200

Tofas Turk Otomobil Fabrikasi A/S	482,596	1,637

		2,700

ENERGY 0.1%

Turkiye Petrol Rafinerileri A/S	84,182	919

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.7%

Akbank T.A.S.	3,720,954	$2,257

Haci Omer Sabanci Holding A/S (c)	5,048,651	5,155

Is Yatirim Menkul Degerler A/S	457,822	745

Turkiye Garanti Bankasi A/S	3,191,506	3,047

Turkiye Is Bankasi ‘C’	2,940,293	1,723

Yapi ve Kredi Bankasi A/S	3,145,249	780

		13,707

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	909,245	1,881

UTILITIES 0.0%

Aygaz A/S	263,398	403

Total Turkey		20,664

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.1%

Nexteer Automotive Group Ltd.	1,918,000	2,665

Total United States		2,665

Total Common Stocks (Cost $1,073,945)		1,657,470

PREFERRED STOCKS 6.9%

BRAZIL 6.7%

BANKING & FINANCE 4.4%

Banco Bradesco S.A.	8,920,971	46,149

Banco do Estado do Rio Grande do Sul S.A.	1,358,000	3,621

Itau Unibanco Holding S.A.	4,721,289	28,287

		78,057

INDUSTRIALS 1.5%

Braskem S.A.	1,151,900	13,792

Gerdau S.A.	899,738	5,356

Metalurgica Gerdau S.A.	2,448,000	6,807

Usinas Siderurgicas de Minas Gerais S.A.	434,700	1,669

		27,624

UTILITIES 0.8%

Cia Energetica de Minas Gerais	3,209,246	7,827

Cia Energetica de Sao Paulo	326,700	1,572

Cia Paranaense de Energia	3,004,700	3,582

Petroleo Brasileiro S.A.	175,100	1,036

		14,017

Total Brazil		119,698

CHILE 0.1%

INDUSTRIALS 0.1%

Embotelladora Andina S.A.	199,085	461

Sociedad Quimica y Minera de Chile S.A.	20,686	975

		1,436

Total Chile		1,436

	SHARES	MARKET VALUE (000S)
RUSSIA 0.1%

UTILITIES 0.1%

Bashneft PJSC (c)	33,412	$498

Transneft PJSC	671	1,587

		2,085

Total Russia		2,085

Total Preferred Stocks (Cost $87,737)		123,219

REAL ESTATE INVESTMENT TRUSTS 0.4%

SOUTH AFRICA 0.1%

REAL ESTATE 0.1%

Growthpoint Properties Ltd.	286,078	299

Redefine Properties Ltd. (a)	2,023,039	606

		905

Total South Africa		905

TURKEY 0.3%

REAL ESTATE 0.3%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (c)	26,500,157	5,691

Total Turkey		5,691

Total Real Estate Investment Trusts (Cost $6,757)		6,596

RIGHTS 0.0%

BRAZIL 0.0%

ENERGY 0.0%

Ultrapar Participacoes S.A.	3,184,960	25

Total Rights (Cost $0)		25

Total Investments in Securities (Cost $1,168,439)		1,787,310

INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

MUTUAL FUNDS 3.7%

PIMCO Government Money Market Fund
0.080% (b)(c)(d)	66,502,669	66,503

Total Short-Term Instruments (Cost $66,503)		66,503

Total Investments in Affiliates (Cost $66,503)		66,503

Total Investments 103.5% (Cost $1,234,942)		$1,853,813

Other Assets and Liabilities, net (3.5)%		(62,031)

Net Assets 100.0%		$1,791,782

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $62,893 were out on loan in exchange for $67,899 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
BCY	$0	$0	$0	$172	$172	$(211)	$(39)
BOS	0	0	0	3,264	3,264	(3,719)	(455)
FOB	0	0	0	688	688	(754)	(66)
GSC	0	0	0	24,526	24,526	(26,038)	(1,512)
IDD	0	0	0	2,554	2,554	(2,682)	(128)
MBC	0	0	0	5,069	5,069	(5,799)	(730)
SAL	0	0	0	21,172	21,172	(22,533)	(1,361)
UBS	0	0	0	5,448	5,448	(6,163)	(715)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$62,893

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Preferred Securities	$185	$0	$0	$0	$185
Real Estate Investment Trusts	2,978	0	0	0	2,978
Common Stocks	64,736	0	0	0	64,736

Total Borrowings	$67,899	$0	$0	$0	$67,899

Payable for securities on loan - cash collateral					$67,899

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(17)	$0	$(17)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	39

Schedule of Investments	PIMCO RAE Emerging Markets Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Common Stocks
Brazil
Communication Services	$7,137	$0	$0	$7,137
Consumer Discretionary	4,212	0	0	4,212
Consumer Staples	4,660	0	0	4,660
Energy	9,547	0	0	9,547
Financials	45,558	0	0	45,558
Health Care	1,253	0	0	1,253
Industrials	6,131	0	0	6,131
Information Technology	11,225	0	0	11,225
Materials	21,899	0	0	21,899
Utilities	1,838	0	0	1,838
Chile
Consumer Discretionary	396	0	0	396
Consumer Staples	2,700	0	0	2,700
Financials	1,057	0	0	1,057
Materials	2,479	0	0	2,479
Utilities	1,852	0	0	1,852
China
Consumer Discretionary	0	12,348	0	12,348
Consumer Staples	0	1,152	0	1,152
Energy	0	25,813	0	25,813
Financials	0	102,001	1,258	103,259
Health Care	0	3,007	0	3,007
Industrials	705	11,687	0	12,392
Information Technology	0	39,658	0	39,658
Materials	0	13,903	0	13,903
Real Estate	0	9,835	0	9,835
Utilities	0	1,500	0	1,500
Greece
Communication Services	0	1,634	0	1,634
Consumer Discretionary	0	942	0	942
Energy	0	480	0	480
Financials	0	5,411	0	5,411
Utilities	0	5,266	0	5,266
Hong Kong
Financials	0	1,185	0	1,185
Industrials	0	4,241	0	4,241
Materials	0	667	0	667
Real Estate	0	3,864	0	3,864
Utilities	0	5,829	0	5,829
India
Communication Services	0	2,158	0	2,158
Consumer Discretionary	0	97,970	0	97,970
Energy	0	43,703	0	43,703
Financials	0	43,959	497	44,456
Health Care	0	6,215	0	6,215
Industrials	0	7,397	0	7,397
Information Technology	0	5,113	0	5,113
Materials	0	120,956	0	120,956
Utilities	0	5,212	0	5,212
Indonesia
Communication Services	0	1,953	0	1,953
Consumer Staples	0	267	0	267
Energy	0	3,734	0	3,734
Health Care	0	390	0	390
Materials	0	362	0	362
Utilities	0	2,032	0	2,032
Malaysia
Communication Services	0	2,873	0	2,873
Consumer Discretionary	1,617	0	0	1,617
Financials	2,904	2,650	0	5,554
Industrials	0	3,860	0	3,860
Real Estate	179	0	0	179
Utilities	213	110	0	323

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Mexico
Communication Services	$29,974	$0	$0	$29,974
Consumer Discretionary	385	0	0	385
Consumer Staples	7,373	0	0	7,373
Financials	1,563	0	0	1,563
Industrials	3,267	0	0	3,267
Materials	66,012	0	0	66,012
Philippines
Communication Services	669	3,669	0	4,338
Industrials	705	960	0	1,665
Utilities	408	104	0	512
Poland
Communication Services	0	929	0	929
Energy	0	2,855	0	2,855
Financials	0	5,860	0	5,860
Information Technology	0	432	0	432
Materials	0	5,236	0	5,236
Utilities	0	5,831	0	5,831
Russia
Communication Services	0	9,927	0	9,927
Consumer Staples	0	8,057	0	8,057
Energy	38	14,549	0	14,587
Financials	0	29,439	0	29,439
Industrials	389	0	0	389
Materials	0	54,226	0	54,226
Real Estate	0	732	0	732
Utilities	0	8,454	0	8,454
Saudi Arabia
Communication Services	0	203	0	203
Materials	0	1,005	0	1,005
South Africa
Communication Services	4,319	13,232	0	17,551
Consumer Discretionary	5,585	3,171	0	8,756
Consumer Staples	5,905	0	0	5,905
Energy	401	0	0	401
Financials	4,415	15,468	0	19,883
Health Care	3,559	0	0	3,559
Industrials	2,817	0	0	2,817
Materials	0	17,949	0	17,949
South Korea
Communication Services	6,629	4,922	0	11,551
Consumer Discretionary	0	88,936	0	88,936
Consumer Staples	0	4,822	0	4,822
Energy	0	1,969	0	1,969
Financials	0	20,557	0	20,557
Industrials	0	52,188	0	52,188
Information Technology	17,617	14,963	0	32,580
Materials	0	33,597	0	33,597
Utilities	0	12,509	0	12,509
Taiwan
Communication Services	0	1,991	0	1,991
Consumer Discretionary	0	5,136	0	5,136
Consumer Staples	0	1,522	0	1,522
Financials	0	10,647	0	10,647
Industrials	0	7,131	0	7,131
Information Technology	54,762	160,001	0	214,763
Thailand
Communication Services	0	472	0	472
Consumer Staples	0	1,655	0	1,655
Energy	0	18,199	0	18,199
Financials	0	26,537	0	26,537
Industrials	0	13,001	0	13,001
Materials	0	3,652	0	3,652
Turkey
Communication Services	0	1,054	0	1,054
Consumer Discretionary	1,637	1,063	0	2,700
Energy	0	919	0	919

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financials	$780	$12,927	$0	$13,707
Materials	0	1,881	0	1,881
Utilities	0	403	0	403
United States
Consumer Discretionary	0	2,665	0	2,665
Preferred Stocks
Brazil
Banking & Finance	78,057	0	0	78,057
Industrials	27,624	0	0	27,624
Utilities	14,017	0	0	14,017
Chile
Industrials	1,436	0	0	1,436
Russia
Utilities	0	2,085	0	2,085

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Real Estate Investment Trusts
South Africa
Real Estate	$905	$0	$0	$905
Turkey
Real Estate	5,691	0	0	5,691
Rights
Brazil
Energy	0	25	0	25

	$474,501	$1,311,054	$1,755	$1,787,310

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	66,503	0	0	66,503

Total Investments	$541,004	$1,311,054	$1,755	$1,853,813

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	41

Schedule of Investments	PIMCO RAE Global Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.8%

MUTUAL FUNDS (a) 99.8%

UNITED STATES 99.8%

PIMCO RAE Emerging Markets Fund	3,201,754	$38,485

PIMCO RAE International Fund	10,617,298	119,232

PIMCO RAE US Fund	9,587,463	134,512

Total Mutual Funds (Cost $203,551)		292,229

Total Investments in Affiliates (Cost $203,551)		292,229

Total Investments 99.8% (Cost $203,551)		$292,229

Other Assets and Liabilities, net 0.2%		450

Net Assets 100.0%		$292,679

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Affiliates, at Value
Mutual Funds
United States	$292,229	$0	$0	$292,229

Total Investments	$292,229	$0	$0	$292,229

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

42	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE Global ex-US Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.6%

MUTUAL FUNDS (a) 99.6%

UNITED STATES 99.6%

PIMCO RAE Emerging Markets Fund	1,863,792	$22,403

PIMCO RAE International Fund	6,176,639	69,363

Total Mutual Funds (Cost $75,517)		91,766

Total Investments in Affiliates (Cost $75,517)		91,766

Total Investments 99.6% (Cost $75,517)		$91,766

Other Assets and Liabilities, net 0.4%		413

Net Assets 100.0%		$92,179

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Affiliates, at Value
Mutual Funds
United States	$91,766	$0	$0	$91,766

Total Investments	$91,766	$0	$0	$91,766

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	43

Schedule of Investments	PIMCO RAE International Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.4%

COMMON STOCKS 98.0%

AUSTRALIA 5.7%

COMMUNICATION SERVICES 0.5%

Telstra Corp. Ltd.	1,745,906	$4,924

CONSUMER DISCRETIONARY 0.4%

Crown Resorts Ltd.	126,916	1,133

Wesfarmers Ltd.	68,112	3,019

		4,152

CONSUMER STAPLES 0.7%

Coles Group Ltd.	109,139	1,398

Endeavour Group Ltd. (a)	95,558	451

Metcash Ltd.	1,036,637	3,109

Woolworths Group Ltd.	95,558	2,734

		7,692

ENERGY 0.1%

Woodside Petroleum Ltd.	31,549	525

FINANCIALS 1.4%

AMP Ltd.	1,184,578	1,000

Australia & New Zealand Banking Group Ltd.	126,393	2,668

Bendigo & Adelaide Bank Ltd.	79,600	626

Commonwealth Bank of Australia	47,731	3,574

Macquarie Group Ltd.	10,765	1,261

QBE Insurance Group Ltd.	64,867	523

Suncorp Group Ltd.	211,537	1,761

Westpac Banking Corp.	199,607	3,863

		15,276

INDUSTRIALS 0.2%

Aurizon Holdings Ltd.	328,499	915

Brambles Ltd.	52,153	448

Downer EDI Ltd.	126,808	531

Qantas Airways Ltd.	150,445	525

		2,419

MATERIALS 2.3%

BHP Group Ltd.	121,216	4,410

BHP Group PLC	63,909	1,891

BlueScope Steel Ltd.	31,326	515

Fortescue Metals Group Ltd.	277,562	4,849

Orica Ltd.	21,571	214

Rio Tinto Ltd.	137,469	13,033

		24,912

REAL ESTATE 0.0%

Lendlease Corp. Ltd.	31,185	268

UTILITIES 0.1%

AGL Energy Ltd.	245,915	1,511

Total Australia		61,679

AUSTRIA 0.5%

MATERIALS 0.5%

voestalpine AG	141,175	5,758

Total Austria		5,758

	SHARES	MARKET VALUE (000S)
BELGIUM 0.8%

COMMUNICATION SERVICES 0.1%

Proximus SADP	49,804	$963

CONSUMER STAPLES 0.3%

Anheuser-Busch InBev S.A. NV	24,542	1,769

Etablissements Franz Colruyt NV	29,854	1,669

		3,438

FINANCIALS 0.3%

Ageas S.A.	21,336	1,186

KBC Group NV	26,567	2,028

		3,214

HEALTH CARE 0.1%

UCB S.A.	13,100	1,372

Total Belgium		8,987

CANADA 5.3%

COMMUNICATION SERVICES 0.0%

TELUS Corp.	608	14

CONSUMER DISCRETIONARY 3.1%

Canadian Tire Corp. Ltd. ‘A’	11,013	1,743

Gildan Activewear, Inc.	16,034	592

Magna International, Inc.	331,567	30,698

		33,033

CONSUMER STAPLES 0.1%

George Weston Ltd.	10,634	1,013

ENERGY 0.6%

ARC Resources Ltd.	189,765	1,615

Crescent Point Energy Corp.	595,799	2,697

Suncor Energy, Inc.	97,417	2,333

		6,645

FINANCIALS 0.5%

CI Financial Corp.	65,890	1,209

Great-West Lifeco, Inc. (e)	12,839	381

Onex Corp.	7,376	536

Power Corp. of Canada	89,192	2,819

Sun Life Financial, Inc.	15,468	798

		5,743

INDUSTRIALS 0.4%

Air Canada (a)	63,539	1,307

Canadian Pacific Railway Ltd.	7,053	543

Thomson Reuters Corp.	27,618	2,743

		4,593

MATERIALS 0.3%

Teck Resources Ltd. ‘B’	70,555	1,625

Turquoise Hill Resources Ltd. (a)	107,724	1,817

		3,442

UTILITIES 0.3%

Atco Ltd. ‘I’	27,222	965

Canadian Utilities Ltd. ‘A’	20,106	558

	SHARES	MARKET VALUE (000S)

TransAlta Corp.	134,765	$1,343

		2,866

Total Canada		57,349

DENMARK 1.0%

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	4,594	857

FINANCIALS 0.1%

Danske Bank A/S	82,741	1,457

INDUSTRIALS 0.8%

AP Moller - Maersk A/S ‘B’	721	2,076

ISS A/S	235,556	5,543

Vestas Wind Systems A/S	14,865	581

		8,200

Total Denmark		10,514

FINLAND 0.9%

FINANCIALS 0.7%

Nordea Bank Abp	689,037	7,673

INDUSTRIALS 0.0%

Kone Oyj ‘B’	6,157	503

INFORMATION TECHNOLOGY 0.1%

Nokia Oyj (a)	111,059	595

MATERIALS 0.1%

Stora Enso Oyj ‘R’	12,839	234

UPM-Kymmene Oyj	19,323	732

		966

Total Finland		9,737

FRANCE 5.8%

COMMUNICATION SERVICES 0.4%

Bollore S.A.	54,739	294

Orange S.A.	272,968	3,115

Vivendi S.A.	33,654	1,131

		4,540

CONSUMER DISCRETIONARY 1.2%

Cie Generale des Etablissements Michelin S.C.A.	10,897	1,739

Faurecia SE	1,383	68

Renault S.A.	58,661	2,378

Sodexo S.A.	3,736	349

Valeo S.A.	281,578	8,494

		13,028

CONSUMER STAPLES 0.6%

Carrefour S.A.	220,897	4,347

Casino Guichard Perrachon S.A.	56,058	1,780

		6,127

ENERGY 0.2%

TotalEnergies SE	52,761	2,390

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.3%

AXA S.A.	59,089	$1,501

Natixis S.A.	257,894	1,225

		2,726

HEALTH CARE 0.4%

Sanofi	44,875	4,715

INDUSTRIALS 1.8%

Air France-KLM (a)(c)	1,107,638	5,357

Alstom S.A.	10,152	513

Cie de Saint-Gobain	78,358	5,171

Eiffage S.A.	8,064	822

Rexel S.A.	187,824	3,933

Schneider Electric SE	23,301	3,673

		19,469

INFORMATION TECHNOLOGY 0.0%

Capgemini SE	2,632	506

MATERIALS 0.0%

Arkema S.A.	2,129	267

UTILITIES 0.9%

Engie S.A.	386,783	5,304

Suez S.A.	87,804	2,089

Veolia Environnement S.A.	57,164	1,728

		9,121

Total France		62,889

GERMANY 9.6%

COMMUNICATION SERVICES 0.4%

Deutsche Telekom AG	223,851	4,734

CONSUMER DISCRETIONARY 1.8%

Bayerische Motoren Werke AG	57,387	6,084

Continental AG	10,274	1,512

Daimler AG	127,443	11,388

Hella GmbH & Co. KGaA	7,240	496

		19,480

CONSUMER STAPLES 0.4%

Metro AG	373,389	4,625

FINANCIALS 0.6%

Deutsche Bank AG (a)	179,840	2,345

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	12,122	3,322

Talanx AG	14,922	610

		6,277

HEALTH CARE 0.1%

Fresenius SE & Co. KGaA	16,431	858

INDUSTRIALS 2.9%

Brenntag SE	2,379	221

Deutsche Lufthansa AG (c)	2,081,240	23,405

GEA Group AG	31,209	1,265

Siemens AG	38,661	6,138

		31,029

	SHARES	MARKET VALUE (000S)
MATERIALS 3.0%

Aurubis AG	60,845	$5,647

BASF SE	55,646	4,393

Covestro AG	279,314	18,060

Evonik Industries AG	67,547	2,268

Salzgitter AG	44,053	1,312

thyssenkrupp AG (a)	42,761	446

		32,126

UTILITIES 0.4%

E.ON SE	279,790	3,237

Uniper SE	11,821	436

		3,673

Total Germany		102,802

HONG KONG 2.4%

CONSUMER DISCRETIONARY 0.2%

Skyworth Group Ltd.	1,668,215	468

Yue Yuen Industrial Holdings Ltd.	566,500	1,397

		1,865

FINANCIALS 0.0%

Hang Seng Bank Ltd.	13,800	275

INDUSTRIALS 0.2%

CK Hutchison Holdings Ltd.	98,000	763

Hutchison Port Holdings Trust	1,977,500	446

Jardine Matheson Holdings Ltd.	5,800	371

MTR Corp. Ltd.	100,500	559

		2,139

INFORMATION TECHNOLOGY 0.7%

GCL-Poly Energy Holdings Ltd. «(a)	39,669,000	5,058

Kingboard Holdings Ltd.	254,500	1,411

Kingboard Laminates Holdings Ltd.	336,000	754

VTech Holdings Ltd.	54,700	576

		7,799

MATERIALS 0.0%

Lee & Man Paper Manufacturing Ltd.	332,000	253

REAL ESTATE 1.3%

CK Asset Holdings Ltd.	70,500	485

Hang Lung Group Ltd.	191,000	487

Hang Lung Properties Ltd.	312,000	757

Henderson Land Development Co. Ltd.	59,000	279

Hongkong Land Holdings Ltd.	143,700	684

Hopson Development Holdings Ltd.	298,289	1,367

Hysan Development Co. Ltd.	77,000	307

Kerry Properties Ltd.	541,500	1,785

New World Development Co. Ltd.	85,000	441

Shimao Property Holdings Ltd.	257,500	631

Sino Land Co. Ltd.	156,000	246

Sun Hung Kai Properties Ltd.	35,500	528

Swire Pacific Ltd. ‘A’	450,000	3,049

	SHARES	MARKET VALUE (000S)

Wharf Holdings Ltd.	614,000	$2,342

Wharf Real Estate Investment Co. Ltd.	38,000	221

		13,609

Total Hong Kong		25,940

IRELAND 0.7%

FINANCIALS 0.1%

Bank of Ireland Group PLC (a)	133,256	715

HEALTH CARE 0.4%

Medtronic PLC	37,050	4,599

INDUSTRIALS 0.1%

AerCap Holdings NV (a)	19,993	1,024

MATERIALS 0.1%

Smurfit Kappa Group PLC	11,757	639

Total Ireland		6,977

ISRAEL 1.4%

COMMUNICATION SERVICES 0.2%

Bezeq The Israeli Telecommunication Corp. Ltd. (a)	2,347,931	2,558

ENERGY 0.1%

Delek Group Ltd. (a)	4,978	334

Oil Refineries Ltd. (a)	1,926,319	497

		831

FINANCIALS 0.1%

Bank Hapoalim BM (a)	66,823	536

Bank Leumi Le-Israel BM (a)	68,764	523

		1,059

HEALTH CARE 0.8%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	836,405	8,280

MATERIALS 0.2%

ICL Group Ltd.	79,415	539

Israel Corp. Ltd. (a)	4,392	1,331

		1,870

REAL ESTATE 0.0%

Gazit-Globe Ltd.	29,978	216

Total Israel		14,814

ITALY 2.4%

COMMUNICATION SERVICES 0.3%

Telecom Italia SpA (c)	5,961,037	2,966

ENERGY 0.2%

Eni SpA	149,600	1,824

FINANCIALS 1.1%

Assicurazioni Generali SpA	176,146	3,536

Banca Monte dei Paschi di Siena SpA (a)(c)	380,445	522

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	45

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Intesa Sanpaolo SpA	2,227,798	$6,163

Unipol Gruppo Finanziario SpA	178,696	974

UnipolSai Assicurazioni SpA	168,151	489

		11,684

INDUSTRIALS 0.0%

Leonardo SpA	63,070	511

UTILITIES 0.8%

Enel SpA	988,844	9,189

Total Italy		26,174

JAPAN 26.4%

COMMUNICATION SERVICES 1.1%

Dentsu, Inc.	19,900	714

GungHo Online Entertainment, Inc.	47,330	940

Mixi, Inc.	75,000	1,980

Nippon Telegraph & Telephone Corp.	244,600	6,395

SoftBank Group Corp.	19,400	1,353

Yahoo Japan Corp.	184,900	925

		12,307

CONSUMER DISCRETIONARY 6.6%

Aisin Corp.	27,500	1,179

Asics Corp.	41,500	1,052

Bridgestone Corp. (c)	138,100	6,277

Casio Computer Co. Ltd.	30,300	508

Denso Corp.	9,200	627

EDION Corp.	52,600	515

H2O Retailing Corp.	58,600	477

Isetan Mitsukoshi Holdings Ltd.	103,100	721

Isuzu Motors Ltd.	566,300	7,515

Izumi Co. Ltd.	5,800	218

K’s Holdings Corp.	43,800	503

Mazda Motor Corp.	436,100	4,114

NHK Spring Co. Ltd.	47,100	388

Nikon Corp.	60,700	647

Nissan Motor Co. Ltd.	1,830,500	9,119

NOK Corp.	37,200	463

Panasonic Corp.	1,853,800	21,346

Sega Sammy Holdings, Inc.	18,700	245

Sekisui Chemical Co. Ltd.	34,000	582

Sekisui House Ltd.	125,400	2,575

Shimamura Co. Ltd.	19,200	1,842

Subaru Corp.	68,700	1,362

Sumitomo Electric Industries Ltd.	133,100	1,966

Sumitomo Forestry Co. Ltd.	23,700	434

Sumitomo Rubber Industries Ltd.	42,800	592

Suzuki Motor Corp.	97,800	4,145

TS Tech Co. Ltd.	34,900	540

Yamaha Motor Co. Ltd.	33,700	915

Yokohama Rubber Co. Ltd. (c)	25,000	537

		71,404

CONSUMER STAPLES 0.8%

Ajinomoto Co., Inc.	58,900	1,530

Japan Tobacco, Inc. (c)	95,856	1,812

Kewpie Corp.	18,300	411

Kirin Holdings Co. Ltd. (c)	56,900	1,110

Matsumotokiyoshi Holdings Co. Ltd.	12,000	531

	SHARES	MARKET VALUE (000S)

NH Foods Ltd.	17,100	$665

Pola Orbis Holdings, Inc. (c)	30,800	812

Seven & i Holdings Co. Ltd.	17,900	857

United Super Markets Holdings, Inc.	55,100	539

		8,267

ENERGY 0.3%

Cosmo Energy Holdings Co. Ltd.	22,300	512

Iwatani Corp.	35,800	2,145

JXTG Holdings, Inc.	59,000	247

		2,904

FINANCIALS 2.7%

Chiba Bank Ltd.	87,300	528

Concordia Financial Group Ltd.	151,500	557

Credit Saison Co. Ltd.	43,400	530

Dai-ichi Life Holdings, Inc.	156,700	2,883

Daiwa Securities Group, Inc.	119,500	656

Japan Post Holdings Co. Ltd.	694,300	5,703

Japan Post Insurance Co. Ltd.	33,000	611

Mitsubishi UFJ Financial Group, Inc.	808,600	4,355

MS&AD Insurance Group Holdings, Inc.	79,000	2,284

ORIX Corp.	143,100	2,419

Sompo Holdings, Inc.	40,400	1,496

Sumitomo Mitsui Financial Group, Inc.	139,700	4,816

Sumitomo Mitsui Trust Holdings, Inc.	16,300	520

T&D Holdings, Inc.	42,300	549

Tokio Marine Holdings, Inc.	30,100	1,386

		29,293

HEALTH CARE 0.8%

Astellas Pharma, Inc.	319,800	5,573

Eisai Co. Ltd.	15,800	1,553

Medipal Holdings Corp.	28,000	535

Otsuka Holdings Co. Ltd.	12,628	524

Suzuken Co. Ltd.	22,700	666

		8,851

INDUSTRIALS 3.6%

Amada Co. Ltd.	51,200	519

ANA Holdings, Inc. (a)	40,400	949

Asahi Glass Co. Ltd. (c)	30,900	1,294

Dai Nippon Printing Co. Ltd.	44,000	931

East Japan Railway Co.	17,700	1,262

Ebara Corp.	13,200	650

FANUC Corp.	2,200	528

Fuji Electric Co. Ltd.	17,900	836

Fujikura Ltd.	215,300	1,004

Furukawa Electric Co. Ltd.	56,900	1,419

GS Yuasa Corp.	39,100	1,000

Hino Motors Ltd.	61,500	544

IHI Corp. (a)	26,100	623

Japan Airlines Co. Ltd.	187,000	4,049

JTEKT Corp.	49,300	507

Kajima Corp.	39,000	495

Kawasaki Heavy Industries Ltd. (a)	35,500	763

Kubota Corp.	41,600	842

Mitsubishi Corp.	26,900	735

Mitsubishi Electric Corp.	210,800	3,060

Mitsubishi Heavy Industries Ltd.	74,800	2,208

	SHARES	MARKET VALUE (000S)

Nippon Express Co. Ltd.	29,000	$2,211

NSK Ltd.	97,500	825

NTN Corp.	302,800	792

Persol Holdings Co. Ltd.	42,300	835

Seibu Holdings, Inc.	37,200	436

Sojitz Corp.	207,100	626

Sumitomo Corp.	106,100	1,423

Sumitomo Heavy Industries Ltd.	21,900	606

Taisei Corp.	9,400	309

Toppan, Inc.	61,800	994

Toshiba Corp. (c)	35,000	1,512

Toyota Tsusho Corp.	28,100	1,334

West Japan Railway Co.	18,300	1,046

Yamato Holdings Co. Ltd.	49,600	1,409

		38,576

INFORMATION TECHNOLOGY 6.3%

Alps Electric Co. Ltd.	114,400	1,211

Brother Industries Ltd.	42,200	843

Canon Marketing Japan, Inc.	14,600	339

Canon, Inc. (c)	159,850	3,613

Citizen Watch Co. Ltd.	141,800	524

FUJIFILM Holdings Corp.	39,700	2,937

Fujitsu Ltd.	68,500	12,816

Hitachi Ltd.	421,000	24,126

Konica Minolta, Inc.	227,100	1,258

Kyocera Corp.	14,000	865

NEC Corp.	15,100	777

Nippon Electric Glass Co. Ltd. (c)	47,800	1,122

Omron Corp.	45,600	3,610

Renesas Electronics Corp. (a)	93,200	1,006

Ricoh Co. Ltd.	206,700	2,327

Rohm Co. Ltd.	7,500	690

Seiko Epson Corp.	156,600	2,753

TDK Corp.	14,200	1,719

Tokyo Electron Ltd.	10,900	4,713

		67,249

MATERIALS 2.8%

Daicel Corp.	138,700	1,141

DIC Corp.	21,200	536

JFE Holdings, Inc.	128,800	1,511

JSR Corp.	24,600	747

Kaneka Corp.	16,100	650

Kobe Steel Ltd.	262,400	1,685

Mitsubishi Chemical Holdings Corp.	335,700	2,825

Mitsubishi Gas Chemical Co., Inc.	14,600	309

Mitsubishi Materials Corp.	36,800	736

Mitsui Chemicals, Inc.	54,200	1,874

Mitsui Mining & Smelting Co. Ltd.	15,300	425

Nippon Light Metal Holdings Co. Ltd.	26,730	449

Nippon Steel Corp.	111,500	1,885

Nitto Denko Corp.	103,500	7,708

Oji Holdings Corp.	64,300	370

Sumitomo Chemical Co. Ltd.	464,500	2,469

Taiheiyo Cement Corp.	23,900	525

Toray Industries, Inc.	259,800	1,732

Tosoh Corp.	48,100	829

Toyo Seikan Group Holdings Ltd.	36,000	493

Ube Industries Ltd.	32,400	658

Zeon Corp.	25,900	358

		29,915

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.7%

Daito Trust Construction Co. Ltd.	48,300	$5,269

Daiwa House Industry Co. Ltd.	25,000	752

Nomura Real Estate Holdings, Inc.	48,000	1,216

Tokyu Fudosan Holdings Corp.	48,200	290

		7,527

UTILITIES 0.7%

Chubu Electric Power Co., Inc.	158,500	1,939

Hokkaido Electric Power Co., Inc.	113,600	515

Hokuriku Electric Power Co.	89,688	489

Kyushu Electric Power Co., Inc.	149,700	1,153

Shikoku Electric Power Co., Inc.	73,100	498

Tohoku Electric Power Co., Inc.	124,600	977

Tokyo Electric Power Co. Holdings, Inc. (a)	728,600	2,170

		7,741

Total Japan		284,034

LUXEMBOURG 4.1%

COMMUNICATION SERVICES 0.1%

Millicom International Cellular S.A.	18,517	733

RTL Group S.A.	16,489	982

		1,715

ENERGY 0.2%

Tenaris S.A.	169,571	1,855

MATERIALS 3.8%

ArcelorMittal S.A.	1,327,820	40,880

Total Luxembourg		44,450

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%

Sands China Ltd. (a)	136,400	574

Total Macau		574

NETHERLANDS 6.2%

COMMUNICATION SERVICES 0.3%

Koninklijke KPN NV	292,140	914

VEON Ltd. ADR	1,475,914	2,701

		3,615

CONSUMER DISCRETIONARY 1.1%

Stellantis NV	619,003	12,189

CONSUMER STAPLES 0.9%

Heineken Holding NV	5,853	591

Koninklijke Ahold Delhaize NV	295,745	8,807

		9,398

ENERGY 1.4%

Royal Dutch Shell PLC ‘A’	758,884	15,334

FINANCIALS 0.3%

Aegon NV	267,742	1,113

	SHARES	MARKET VALUE (000S)

ING Groep NV	112,969	$1,500

		2,613

HEALTH CARE 0.2%

Koninklijke Philips NV	45,557	2,261

INDUSTRIALS 1.6%

Randstad NV	55,021	4,218

Signify NV	197,205	12,518

		16,736

INFORMATION TECHNOLOGY 0.2%

NXP Semiconductors NV	12,151	2,500

MATERIALS 0.2%

Akzo Nobel NV	12,632	1,564

Koninklijke DSM NV	3,378	631

		2,195

Total Netherlands		66,841

NEW ZEALAND 0.4%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	238,305	800

INDUSTRIALS 0.1%

Air New Zealand Ltd.	607,457	658

MATERIALS 0.1%

Fletcher Building Ltd.	352,517	1,852

UTILITIES 0.1%

Contact Energy Ltd.	117,178	679

Total New Zealand		3,989

NORWAY 1.8%

COMMUNICATION SERVICES 0.2%

Telenor ASA	140,353	2,367

ENERGY 0.3%

Equinor ASA	157,052	3,325

FINANCIALS 0.1%

DNB ASA	26,450	576

MATERIALS 1.2%

Norsk Hydro ASA	2,036,953	13,005

Total Norway		19,273

PORTUGAL 0.3%

UTILITIES 0.3%

EDP - Energias de Portugal S.A.	574,605	3,046

Total Portugal		3,046

SINGAPORE 0.2%

COMMUNICATION SERVICES 0.1%

Singapore Telecommunications Ltd.	385,900	658

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.0%

Golden Agri-Resources Ltd.	2,601,000	$446

INDUSTRIALS 0.1%

ComfortDelGro Corp. Ltd.	361,000	441

Keppel Corp. Ltd.	141,800	578

Sembcorp Industries Ltd.	308,400	492

		1,511

Total Singapore		2,615

SOUTH AFRICA 0.0%

ENERGY 0.0%

Thungela Resources Ltd. (a)	3,175	9

Total South Africa		9

SPAIN 3.3%

COMMUNICATION SERVICES 1.0%

Telefonica S.A. (c)	2,403,015	11,216

ENERGY 0.1%

Repsol S.A.	85,354	1,072

FINANCIALS 1.4%

Banco Bilbao Vizcaya Argentaria S.A.	771,032	4,783

Banco de Sabadell S.A.	3,382,185	2,309

Banco Santander S.A.	1,588,855	6,078

Mapfre S.A.	806,070	1,705

		14,875

INDUSTRIALS 0.1%

ACS Actividades de Construccion Y Servicios S.A.	23,802	638

Ferrovial S.A.	107	3

		641

UTILITIES 0.7%

Acciona S.A.	9,669	1,460

Endesa S.A. (c)	82,384	2,000

Naturgy Energy Group S.A.	175,055	4,505

Red Electrica Corp. S.A. (c)	13,809	257

		8,222

Total Spain		36,026

SWEDEN 0.9%

COMMUNICATION SERVICES 0.1%

Telia Co. AB	137,627	611

CONSUMER DISCRETIONARY 0.3%

Autoliv, Inc.	5,059	495

Electrolux AB ‘B’	26,484	734

Hennes & Mauritz AB ‘B’	105,667	2,509

		3,738

FINANCIALS 0.2%

Swedbank AB ‘A’	106,710	1,987

INDUSTRIALS 0.3%

Atlas Copco AB ‘A’	19,713	1,211

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	47

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Skanska AB ‘B’	34,847	$925

SKF AB ‘B’	42,572	1,085

		3,221

Total Sweden		9,557

SWITZERLAND 7.1%

COMMUNICATION SERVICES 0.1%

Swisscom AG	1,785	1,020

CONSUMER DISCRETIONARY 0.8%

Garmin Ltd.	4,539	657

Swatch Group AG	24,493	8,411

		9,068

CONSUMER STAPLES 1.1%

Nestle S.A.	90,637	11,298

FINANCIALS 1.5%

Swiss Life Holding AG	5,470	2,661

Swiss Re AG	33,509	3,027

UBS Group AG	265,332	4,064

Zurich Insurance Group AG	15,096	6,063

		15,815

HEALTH CARE 1.4%

Novartis AG	67,859	6,190

Roche Holding AG	24,477	9,224

		15,414

INDUSTRIALS 1.4%

ABB Ltd.	150,356	5,109

Adecco Group AG	144,783	9,851

		14,960

INFORMATION TECHNOLOGY 0.4%

STMicroelectronics NV	87,258	3,172

TE Connectivity Ltd.	7,678	1,038

		4,210

MATERIALS 0.4%

Glencore PLC	882,990	3,790

Holcim Ltd.	16,603	998

		4,788

Total Switzerland		76,573

UNITED KINGDOM 10.6%

COMMUNICATION SERVICES 0.6%

ITV PLC	303,978	528

Pearson PLC	83,307	960

WPP PLC	326,250	4,410

		5,898

CONSUMER DISCRETIONARY 1.2%

Barratt Developments PLC	82,478	794

Berkeley Group Holdings PLC	10,472	666

Dixons Carphone PLC (a)	918,975	1,655

Inchcape PLC	101,077	1,076

Kingfisher PLC	711,637	3,591

Marks & Spencer Group PLC	1,899,935	3,853

	SHARES	MARKET VALUE (000S)

Persimmon PLC	12,641	$518

Taylor Wimpey PLC	219,859	484

		12,637

CONSUMER STAPLES 0.8%

British American Tobacco PLC	85,359	3,314

Imperial Brands PLC	105,328	2,271

Reckitt Benckiser Group PLC	4,950	438

Unilever PLC	46,153	2,697

WM Morrison Supermarkets PLC	89,405	305

		9,025

ENERGY 0.1%

Subsea 7 S.A.	110,462	1,060

FINANCIALS 1.5%

Aviva PLC	660,623	3,708

Direct Line Insurance Group PLC	190,726	752

HSBC Holdings PLC	1,423,708	8,217

M&G PLC	778,989	2,468

Standard Life Aberdeen PLC	264,101	991

		16,136

HEALTH CARE 0.4%

AstraZeneca PLC	35,524	4,268

Smith & Nephew PLC	25,041	543

		4,811

INDUSTRIALS 1.4%

CNH Industrial NV	84,397	1,400

easyJet PLC	37,575	466

Ferguson PLC	14,953	2,080

International Consolidated Airlines Group S.A.	199,793	483

Royal Mail PLC (a)	1,294,032	10,347

		14,776

INFORMATION TECHNOLOGY 0.1%

Micro Focus International PLC	101,557	769

MATERIALS 3.3%

Anglo American PLC	31,753	1,263

Evraz PLC	221,078	1,814

Mondi PLC	42,153	1,110

Rio Tinto PLC	384,775	31,778

		35,965

UTILITIES 1.2%

Centrica PLC	14,386,723	10,255

SSE PLC	116,909	2,428

		12,683

Total United Kingdom		113,760

UNITED STATES 0.1%

MATERIALS 0.1%

Sims Metal Management Ltd.	56,051	697

Total United States		697

Total Common Stocks (Cost $724,702)		1,055,064

	SHARES	MARKET VALUE (000S)
PREFERRED STOCKS 0.1%

GERMANY 0.1%

INDUSTRIALS 0.1%

Henkel AG & Co. KGaA	5,061	$534

Schaeffler AG	144,595	1,335

		1,869

Total Preferred Stocks (Cost $1,377)		1,869

REAL ESTATE INVESTMENT TRUSTS 0.8%

AUSTRALIA 0.1%

REAL ESTATE 0.1%

Stockland	271,648	946

Total Australia		946

CANADA 0.2%

REAL ESTATE 0.2%

Cominar Real Estate Investment Trust (c)	70,359	620

H&R Real Estate Investment Trust	70,621	912

RioCan Real Estate Investment Trust	23,259	414

		1,946

Total Canada		1,946

FRANCE 0.5%

REAL ESTATE 0.5%

Unibail-Rodamco-Westfield	55,211	4,786

Total France		4,786

HONG KONG 0.0%

REAL ESTATE 0.0%

Link REIT	30,800	298

Total Hong Kong		298

UNITED KINGDOM 0.0%

REAL ESTATE 0.0%

British Land Co. PLC	67,945	465

Total United Kingdom		465

Total Real Estate Investment Trusts (Cost $7,121)		8,441

RIGHTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

ACS Actividades de Construccion y Servicios S.A. (c)	24,174	34

Total Rights (Cost $37)		34

WARRANTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

Abengoa S.A. ‘B’ - Exp. 03/31/2025 «	226,011	0

Total Warrants (Cost $0)		0

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

REPURCHASE AGREEMENTS (f) 2.5%
$26,881

Total Short-Term Instruments (Cost $26,881)	26,881

Total Investments in Securities (Cost $760,118)	1,092,289

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

MUTUAL FUNDS 6.4%

PIMCO Government Money Market Fund
0.080% (b)(c)(d)	68,669,468	$68,669

Total Short-Term Instruments (Cost $68,669)		68,669

Total Investments in Affiliates (Cost $68,669)		68,669

Total Investments 107.8% (Cost $828,787)		$1,160,958

Other Assets and Liabilities, net (7.8)%		(84,270)

Net Assets 100.0%		$1,076,688

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $64,481 were out on loan in exchange for $70,377 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Great-West Lifeco, Inc.	03/12/2020 - 07/02/2021	$215	$381	0.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	06/30/2021	07/01/2021	$26,881	U.S. Treasury Bonds 1.125% due 08/15/2040	$(27,419)	$26,881	$26,881

Total Repurchase Agreements						$(27,419)	$26,881	$26,881

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$26,881	$0	$0	$0	$26,881	$(27,419)	$(538)

Master Securities Lending Agreement
BCY	0	0	0	14,372	14,372	(15,569)	(1,197)
BMO	0	0	0	715	715	(751)	(36)
BOS	0	0	0	3,043	3,043	(3,386)	(343)
BSN	0	0	0	691	691	(745)	(54)
FOB	0	0	0	5,853	5,853	(6,432)	(579)
GSC	0	0	0	7,119	7,119	(7,478)	(359)
MBC	0	0	0	12,456	12,456	(13,408)	(952)
MSC	0	0	0	4,560	4,560	(4,816)	(256)
SAL	0	0	0	9,272	9,272	(9,806)	(534)
UBS	0	0	0	6,400	6,400	(7,986)	(1,586)

Total Borrowings and Other Financing Transactions	$26,881	$0	$0	$64,481

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	49

Schedule of Investments	PIMCO RAE International Fund	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Corporate Bonds & Notes	$64	$0	$0	$0	$64
Common Stocks	69,508	0	0	0	69,508
Real Estate Investment Trusts	521	0	0	0	521

Total Borrowings	$70,093	$0	$0	$0	$70,093

Payable for securities on loan - cash collateral					$70,093

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$120	$0	$120

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$4,924	$0	$4,924
Consumer Discretionary	0	4,152	0	4,152
Consumer Staples	451	7,241	0	7,692
Energy	0	525	0	525
Financials	0	15,276	0	15,276
Industrials	0	2,419	0	2,419
Materials	0	24,912	0	24,912
Real Estate	0	268	0	268
Utilities	0	1,511	0	1,511
Austria
Materials	0	5,758	0	5,758
Belgium
Communication Services	0	963	0	963
Consumer Staples	1,669	1,769	0	3,438
Financials	0	3,214	0	3,214
Health Care	0	1,372	0	1,372
Canada
Communication Services	14	0	0	14
Consumer Discretionary	33,033	0	0	33,033
Consumer Staples	1,013	0	0	1,013
Energy	6,645	0	0	6,645
Financials	5,743	0	0	5,743
Industrials	4,593	0	0	4,593
Materials	3,442	0	0	3,442
Utilities	2,866	0	0	2,866

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Denmark
Consumer Staples	$0	$857	$0	$857
Financials	0	1,457	0	1,457
Industrials	0	8,200	0	8,200
Finland
Financials	0	7,673	0	7,673
Industrials	0	503	0	503
Information Technology	0	595	0	595
Materials	0	966	0	966
France
Communication Services	0	4,540	0	4,540
Consumer Discretionary	0	13,028	0	13,028
Consumer Staples	0	6,127	0	6,127
Energy	0	2,390	0	2,390
Financials	0	2,726	0	2,726
Health Care	0	4,715	0	4,715
Industrials	0	19,469	0	19,469
Information Technology	0	506	0	506
Materials	0	267	0	267
Utilities	0	9,121	0	9,121
Germany
Communication Services	0	4,734	0	4,734
Consumer Discretionary	0	19,480	0	19,480
Consumer Staples	0	4,625	0	4,625
Financials	0	6,277	0	6,277
Health Care	0	858	0	858
Industrials	0	31,029	0	31,029
Materials	0	32,126	0	32,126

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Utilities	$0	$3,673	$0	$3,673
Hong Kong
Consumer Discretionary	0	1,865	0	1,865
Financials	0	275	0	275
Industrials	0	2,139	0	2,139
Information Technology	0	2,741	5,058	7,799
Materials	0	253	0	253
Real Estate	307	13,302	0	13,609
Ireland
Financials	0	715	0	715
Health Care	4,599	0	0	4,599
Industrials	1,024	0	0	1,024
Materials	0	639	0	639
Israel
Communication Services	0	2,558	0	2,558
Energy	0	831	0	831
Financials	0	1,059	0	1,059
Health Care	8,280	0	0	8,280
Materials	0	1,870	0	1,870
Real Estate	0	216	0	216
Italy
Communication Services	0	2,966	0	2,966
Energy	0	1,824	0	1,824
Financials	0	11,684	0	11,684
Industrials	0	511	0	511
Utilities	0	9,189	0	9,189
Japan
Communication Services	0	12,307	0	12,307
Consumer Discretionary	0	71,404	0	71,404
Consumer Staples	0	8,267	0	8,267
Energy	0	2,904	0	2,904
Financials	0	29,293	0	29,293
Health Care	0	8,851	0	8,851
Industrials	0	38,576	0	38,576
Information Technology	5,403	61,846	0	67,249
Materials	0	29,915	0	29,915
Real Estate	0	7,527	0	7,527
Utilities	0	7,741	0	7,741
Luxembourg
Communication Services	0	1,715	0	1,715
Energy	0	1,855	0	1,855
Materials	0	40,880	0	40,880
Macau
Consumer Discretionary	0	574	0	574
Netherlands
Communication Services	2,701	914	0	3,615
Consumer Discretionary	6,516	5,673	0	12,189
Consumer Staples	0	9,398	0	9,398
Energy	0	15,334	0	15,334
Financials	0	2,613	0	2,613
Health Care	0	2,261	0	2,261
Industrials	0	16,736	0	16,736
Information Technology	2,500	0	0	2,500
Materials	0	2,195	0	2,195
New Zealand
Communication Services	0	800	0	800
Industrials	0	658	0	658
Materials	0	1,852	0	1,852
Utilities	0	679	0	679
Norway
Communication Services	0	2,367	0	2,367
Energy	0	3,325	0	3,325
Financials	0	576	0	576
Materials	0	13,005	0	13,005
Portugal
Utilities	3,046	0	0	3,046

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Singapore
Communication Services	$0	$658	$0	$658
Consumer Staples	0	446	0	446
Industrials	0	1,511	0	1,511
South Africa
Energy	9	0	0	9
Spain
Communication Services	0	11,216	0	11,216
Energy	0	1,072	0	1,072
Financials	0	14,875	0	14,875
Industrials	0	641	0	641
Utilities	0	8,222	0	8,222
Sweden
Communication Services	0	611	0	611
Consumer Discretionary	495	3,243	0	3,738
Financials	0	1,987	0	1,987
Industrials	0	3,221	0	3,221
Switzerland
Communication Services	0	1,020	0	1,020
Consumer Discretionary	657	8,411	0	9,068
Consumer Staples	0	11,298	0	11,298
Financials	0	15,815	0	15,815
Health Care	0	15,414	0	15,414
Industrials	0	14,960	0	14,960
Information Technology	1,038	3,172	0	4,210
Materials	0	4,788	0	4,788
United Kingdom
Communication Services	0	5,898	0	5,898
Consumer Discretionary	1,655	10,982	0	12,637
Consumer Staples	305	8,720	0	9,025
Energy	0	1,060	0	1,060
Financials	0	16,136	0	16,136
Health Care	0	4,811	0	4,811
Industrials	0	14,776	0	14,776
Information Technology	0	769	0	769
Materials	0	35,965	0	35,965
Utilities	0	12,683	0	12,683
United States
Materials	0	697	0	697
Preferred Stocks
Germany
Industrials	0	1,869	0	1,869
Real Estate Investment Trusts
Australia
Real Estate	0	946	0	946
Canada
Real Estate	1,946	0	0	1,946
France
Real Estate	0	4,786	0	4,786
Hong Kong
Real Estate	0	298	0	298
United Kingdom
Real Estate	0	465	0	465
Rights
Spain
Industrials	34	0	0	34
Short-Term Instruments
Repurchase Agreements	0	26,881	0	26,881

	$99,984	$987,247	$5,058	$1,092,289

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	68,669	0	0	68,669

Total Investments	$168,653	$987,247	$5,058	$1,160,958

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	51

Schedule of Investments	PIMCO RAE US Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

COMMON STOCKS 98.1%

IRELAND 0.6%

INFORMATION TECHNOLOGY 0.6%

Seagate Technology Holdings PLC	63,233	$5,560

Total Ireland		5,560

UNITED KINGDOM 0.4%

COMMUNICATION SERVICES 0.2%

Liberty Global PLC (a)	76,478	2,068

CONSUMER DISCRETIONARY 0.1%

Capri Holdings Ltd. (a)	20,371	1,165

CONSUMER STAPLES 0.1%

Coca-Cola Europacific Partners PLC	13,055	775

Total United Kingdom		4,008

UNITED STATES 97.1%

COMMUNICATION SERVICES 3.7%

Activision Blizzard, Inc.	24,784	2,366

Altice USA, Inc. ‘A’ (a)	36,213	1,236

Electronic Arts, Inc.	13,058	1,878

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	41,716	1,935

Lumen Technologies, Inc.	202,704	2,755

News Corp. ‘A’	33,217	856

Omnicom Group, Inc.	19,694	1,575

T-Mobile US, Inc. (a)	20,809	3,014

Verizon Communications, Inc.	184,745	10,351

ViacomCBS, Inc. ‘B’	115,163	5,205

Walt Disney Co.	23,624	4,153

		35,324

CONSUMER DISCRETIONARY 17.9%

Adient PLC (a)	56,263	2,543

AutoNation, Inc. (a)	6,537	620

Bed Bath & Beyond, Inc. (a)	492,860	16,407

Best Buy Co., Inc.	47,391	5,449

Booking Holdings, Inc. (a)	2,926	6,402

Carnival Corp. (a)	220,269	5,806

Dick’s Sporting Goods, Inc.	18,576	1,861

Dillard’s, Inc. ‘A’ (c)	20,239	3,661

Dollar General Corp.	2,944	637

eBay, Inc.	156,863	11,013

Expedia Group, Inc. (a)	30,304	4,961

Foot Locker, Inc.	52,090	3,210

Ford Motor Co. (a)	1,122,566	16,681

Gap, Inc.	85,952	2,892

General Motors Co. (a)	58,370	3,454

Goodyear Tire & Rubber Co. (a)	287,901	4,938

Hyatt Hotels Corp. ‘A’ (a)	3,365	261

Kohl’s Corp.	369,229	20,348

L Brands, Inc.	57,655	4,155

Las Vegas Sands Corp. (a)	17,871	942

Lear Corp.	18,404	3,226

Lowe’s Cos., Inc.	21,507	4,172

Macy’s, Inc. (a)	507,987	9,631

McDonald’s Corp.	8,337	1,926

	SHARES	MARKET VALUE (000S)

MGM Resorts International	32,767	$1,398

NIKE, Inc. ‘B’	6,304	974

Nordstrom, Inc. (a)	106,545	3,896

Norwegian Cruise Line Holdings Ltd. (a)	21,746	640

PulteGroup, Inc.	6,476	353

PVH Corp. (a)	1,809	195

Qurate Retail, Inc.	439,703	5,756

Ralph Lauren Corp.	1,157	136

Royal Caribbean Cruises Ltd. (a)	8,861	756

Starbucks Corp.	3,144	352

Tapestry, Inc. (a)	28,668	1,246

Target Corp.	61,560	14,882

TJX Cos., Inc.	11,270	760

Visteon Corp. (a)	25,908	3,133

Whirlpool Corp.	8,611	1,877

Yum! Brands, Inc.	14,733	1,695

		173,245

CONSUMER STAPLES 7.6%

Altria Group, Inc.	62,674	2,988

Archer-Daniels-Midland Co.	55,706	3,376

Bunge Ltd.	37,555	2,935

Colgate-Palmolive Co.	23,787	1,935

General Mills, Inc.	10,050	612

Ingredion, Inc.	7,991	723

Kraft Heinz Co.	24,774	1,010

Kroger Co.	314,101	12,033

Mondelez International, Inc. ‘A’	54,844	3,425

PepsiCo, Inc.	36,916	5,470

Philip Morris International, Inc.	64,820	6,424

Procter & Gamble Co.	71,807	9,689

Sysco Corp.	38,203	2,970

Tyson Foods, Inc. ‘A’	2,207	163

U.S. Foods Holding Corp. (a)	25,533	979

Walgreens Boots Alliance, Inc.	162,564	8,553

Walmart, Inc.	72,221	10,185

		73,470

ENERGY 5.3%

APA Corp.	67,555	1,461

Baker Hughes Co.	28,165	644

ConocoPhillips	145,513	8,862

Exxon Mobil Corp.	148,588	9,373

HollyFrontier Corp.	148,370	4,881

Marathon Oil Corp.	509,862	6,944

Murphy Oil Corp.	30,994	722

NOV, Inc. (a)	19,458	298

Occidental Petroleum Corp.	26,117	817

PBF Energy, Inc. ‘A’ (a)	6,653	102

Phillips 66	143,901	12,350

Schlumberger NV	9,604	307

Transocean Ltd. (a)(c)	136,978	619

Valero Energy Corp.	42,926	3,352

World Fuel Services Corp.	25,115	797

		51,529

FINANCIALS 10.1%

Aflac, Inc.	33,869	1,817

Allstate Corp.	25,157	3,281

Ally Financial, Inc.	51,802	2,582

American International Group, Inc.	187,283	8,915

Ameriprise Financial, Inc.	12,418	3,091

	SHARES	MARKET VALUE (000S)

Bank of New York Mellon Corp.	30,485	$1,562

BlackRock, Inc.	1,845	1,614

Capital One Financial Corp.	36,371	5,626

CIT Group, Inc.	52,536	2,710

Citigroup, Inc.	115,373	8,163

Comerica, Inc.	14,236	1,016

Discover Financial Services	50,863	6,017

Fifth Third Bancorp	31,756	1,214

Franklin Resources, Inc.	330,750	10,581

Genworth Financial, Inc. ‘A’ (a)	188,480	735

Hartford Financial Services Group, Inc.	1,613	100

Invesco Ltd.	39,145	1,046

Jefferies Financial Group, Inc.	11,786	403

Lincoln National Corp.	10,785	678

Loews Corp.	19,366	1,058

MetLife, Inc.	64,378	3,853

Navient Corp.	131,190	2,536

Old Republic International Corp.	6,645	165

Principal Financial Group, Inc.	4,438	280

Synchrony Financial	142,136	6,896

Travelers Cos., Inc.	31,639	4,737

Unum Group	11,965	340

Voya Financial, Inc.	41,105	2,528

Wells Fargo & Co.	307,191	13,913

		97,457

HEALTH CARE 17.1%

Abbott Laboratories	857	99

AbbVie, Inc.	143,411	16,154

AmerisourceBergen Corp.	936	107

Amgen, Inc.	94,020	22,917

Anthem, Inc.	11,603	4,430

Biogen, Inc. (a)	13,067	4,525

Bristol-Myers Squibb Co.	41,533	2,775

Cardinal Health, Inc.	52,860	3,018

DaVita, Inc. (a)	30,589	3,684

Eli Lilly & Co.	1,506	346

Gilead Sciences, Inc.	407,094	28,032

HCA Healthcare, Inc.	30,474	6,300

Henry Schein, Inc. (a)	1,747	130

Humana, Inc.	5,206	2,305

Johnson & Johnson	63,307	10,429

McKesson Corp.	54,184	10,362

Merck & Co., Inc.	99,778	7,760

Organon & Co. (a)	9,873	299

Pfizer, Inc.	992,139	38,852

UnitedHealth Group, Inc.	2,278	912

Universal Health Services, Inc. ‘B’	3,995	585

Viatris, Inc.	58,333	834

		164,855

INDUSTRIALS 9.0%

3M Co.	12,041	2,392

AGCO Corp.	10,066	1,312

Alaska Air Group, Inc. (a)	7,744	467

American Airlines Group, Inc. (a)	343,627	7,288

Boeing Co. (a)	3,536	847

Caterpillar, Inc.	9,491	2,066

CH Robinson Worldwide, Inc.	21,117	1,978

CSX Corp.	5,073	163

Cummins, Inc.	6,867	1,674

Delta Air Lines, Inc. (a)	23,975	1,037

Eaton Corp. PLC	16,137	2,391

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)

Emerson Electric Co.	28,774	$2,769

Expeditors International of Washington, Inc.	7,688	973

FedEx Corp.	44,570	13,297

Fluor Corp. (a)	265,087	4,692

General Electric Co.	1,322,454	17,800

Honeywell International, Inc.	7,108	1,559

Howmet Aerospace, Inc. (a)	23,949	826

Illinois Tool Works, Inc.	8,381	1,874

JetBlue Airways Corp. (a)	45,045	756

Johnson Controls International PLC	4,948	340

ManpowerGroup, Inc.	53,691	6,384

Neilsen Holdings PLC	56,622	1,397

Robert Half International, Inc.	4,236	377

Southwest Airlines Co. (a)	31,183	1,656

Spirit AeroSystems Holdings, Inc. ‘A’	109,107	5,149

Textron, Inc.	1,900	131

Union Pacific Corp.	16,498	3,628

United Airlines Holdings, Inc. (a)	18,578	971

WW Grainger, Inc.	1,455	637

		86,831

INFORMATION TECHNOLOGY 21.6%

Alliance Data Systems Corp.	56,787	5,917

Amdocs Ltd.	10,012	775

Apple, Inc.	282,079	38,634

Applied Materials, Inc.	67,382	9,595

Arrow Electronics, Inc. (a)	15,310	1,743

Avnet, Inc.	75,779	3,037

Cisco Systems, Inc.	330,016	17,491

Citrix Systems, Inc.	10,919	1,280

Cognizant Technology Solutions Corp. ‘A’	2,754	191

Corning, Inc.	111,629	4,566

DXC Technology Co. (a)	185,320	7,216

F5 Networks, Inc. (a)	6,138	1,146

Flex Ltd. (a)	75,308	1,346

Hewlett Packard Enterprise Co.	406,337	5,924

HP, Inc.	164,830	4,976

Intel Corp.	215,937	12,123

International Business Machines Corp.	92,054	13,494

	SHARES	MARKET VALUE (000S)

Jabil, Inc.	33,111	$1,924

Juniper Networks, Inc.	176,678	4,832

KLA Corp.	1,240	402

Lam Research Corp.	265	172

Micron Technology, Inc. (a)	6,460	549

Microsoft Corp.	41,415	11,219

NetApp, Inc.	143,813	11,767

NortonLifeLock, Inc.	195,022	5,309

Oracle Corp.	132,738	10,332

Qorvo, Inc. (a)	1,944	380

QUALCOMM, Inc.	128,875	18,420

Skyworks Solutions, Inc.	3,060	587

Texas Instruments, Inc.	22,454	4,318

Western Digital Corp. (a)	101,510	7,224

Western Union Co.	10,908	251

Xerox Holdings Corp.	87,716	2,060

		209,200

MATERIALS 2.3%

Alcoa Corp. (a)	120,344	4,433

DuPont de Nemours, Inc.	5,695	441

Eastman Chemical Co.	8,664	1,011

Huntsman Corp.	18,004	477

International Paper Co.	41,911	2,570

LyondellBasell Industries NV ‘A’	61,938	6,372

Mosaic Co.	55,725	1,778

PPG Industries, Inc.	13,123	2,228

Reliance Steel & Aluminum Co.	7,977	1,204

United States Steel Corp.	65,591	1,574

		22,088

UTILITIES 2.5%

AES Corp.	137,032	3,572

Ameren Corp.	17,155	1,373

Evergy, Inc.	19,999	1,208

Eversource Energy	9,293	746

Exelon Corp.	139,758	6,193

FirstEnergy Corp.	19,994	744

Pinnacle West Capital Corp.	10,562	866

PPL Corp.	50,099	1,401

Public Service Enterprise Group, Inc.	32,803	1,960

	SHARES	MARKET VALUE (000S)

Southern Co.	66,049	$3,997

Vistra Corp.	51,774	960

WEC Energy Group, Inc.	2,421	215

Xcel Energy, Inc.	18,580	1,224

		24,459

Total United States		938,458

Total Common Stocks (Cost $632,006)		948,026

REAL ESTATE INVESTMENT TRUSTS 1.6%

UNITED STATES 1.6%

REAL ESTATE 1.6%

Host Hotels & Resorts, Inc. (a)	298,003	5,093

Iron Mountain, Inc.	18,331	776

Park Hotels & Resorts, Inc. (a)	208,962	4,307

Simon Property Group, Inc.	22,166	2,892

Ventas, Inc.	29,271	1,671

Weyerhaeuser Co.	17,755	611

		15,350

Total Real Estate Investment Trusts (Cost $14,261)		15,350

Total Investments in Securities (Cost $646,267)		963,376

INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

MUTUAL FUNDS 0.4%

PIMCO Government Money Market Fund
0.080% (b)(c)(d)	4,256,816	4,257

Total Short-Term Instruments (Cost $4,257)		4,257

Total Investments in Affiliates (Cost $4,257)		4,257

Total Investments 100.1% (Cost $650,524)		$967,633

Other Assets and Liabilities, net (0.1)%		(1,134)

Net Assets 100.0%		$966,499

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $4,187 were out on loan in exchange for $4,272 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	53

Schedule of Investments	PIMCO RAE US Fund	(Cont.)	June 30, 2021

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
GSC	$0	$0	$0	$4,187	$4,187	$(4,272)	$(85)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$4,187

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$4,272	$0	$0	$0	$4,272

Total Borrowings	$4,272	$0	$0	$0	$4,272

Payable for securities on loan - cash collateral					$4,272

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$5,560	$0	$0	$5,560
United Kingdom
Communication Services	2,068	0	0	2,068
Consumer Discretionary	1,165	0	0	1,165
Consumer Staples	775	0	0	775
United States
Communication Services	35,324	0	0	35,324
Consumer Discretionary	173,245	0	0	173,245
Consumer Staples	73,470	0	0	73,470
Energy	51,529	0	0	51,529
Financials	97,457	0	0	97,457
Health Care	164,855	0	0	164,855

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Industrials	$86,831	$0	$0	$86,831
Information Technology	209,200	0	0	209,200
Materials	22,088	0	0	22,088
Utilities	24,459	0	0	24,459
Real Estate Investment Trusts
United States
Real Estate	15,350	0	0	15,350

	$963,376	$0	$0	$963,376

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	4,257	0	0	4,257

Total Investments	$967,633	$0	$0	$967,633

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

54	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAE US Small Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

COMMON STOCKS 90.9%

ISRAEL 0.0%

INFORMATION TECHNOLOGY 0.0%

Cognyte Software Ltd. (a)	5,589	$137

Total Israel		137

UNITED KINGDOM 0.2%

FINANCIALS 0.2%

Janus Henderson Group PLC	19,505	757

Total United Kingdom		757

UNITED STATES 90.7%

COMMUNICATION SERVICES 2.9%

AMC Entertainment Holdings, Inc. ‘A’ (a)(c)	70,373	3,989

AMC Networks, Inc. ‘A’ (a)	7,912	529

Cinemark Holdings, Inc. (a)	27,354	600

Clear Channel Outdoor Holdings, Inc. (a)	499,849	1,320

iHeartMedia, Inc. ‘A’ (a)	31,236	841

John Wiley & Sons, Inc. ‘A’	12,105	728

Lions Gate Entertainment Corp. ‘A’ (a)	29,315	607

Meredith Corp. (a)	21,022	913

NII Holdings, Inc. (a)	22,836	55

Scholastic Corp.	7,084	268

Sinclair Broadcast Group, Inc. ‘A’	20,033	665

TripAdvisor, Inc. (a)	12,376	499

		11,014

CONSUMER DISCRETIONARY 19.6%

Aaron’s Co., Inc.	4,771	153

Abercrombie & Fitch Co. ‘A’ (a)	337,354	15,663

Adtalem Global Education, Inc. (a)	8,166	291

American Axle & Manufacturing Holdings, Inc. (a)	28,752	298

American Eagle Outfitters, Inc.	36,885	1,384

American Outdoor Brands, Inc. (a)	1,959	69

Asbury Automotive Group, Inc. (a)	9,687	1,660

Bloomin’ Brands, Inc. (a)	33,495	909

Brinker International, Inc. (a)	38,727	2,395

Buckle, Inc.	21,154	1,052

Cheesecake Factory, Inc. (a)	47,704	2,585

Children’s Place, Inc. (a)	2,251	209

Churchill Downs, Inc.	1,594	316

Core-Mark Holding Co., Inc.	83,572	3,762

Cracker Barrel Old Country Store, Inc.	2,781	413

Dana, Inc.	34,328	816

Dave & Buster’s Entertainment, Inc. (a)	12,536	509

Deckers Outdoor Corp. (a)	3,594	1,380

Designer Brands, Inc.’A’ (a)	75,632	1,252

Dillard’s, Inc. ‘A’ (c)	19,451	3,518

Fossil Group, Inc. (a)	56,315	804

G-III Apparel Group Ltd. (a)	31,641	1,040

Graham Holdings Co. ‘B’	1,125	713

Group 1 Automotive, Inc.	9,468	1,462

Groupon, Inc. (a)	11,980	517

Guess?, Inc.	29,718	785

Hilton Grand Vacations, Inc. (a)	17,573	727

	SHARES	MARKET VALUE (000S)

Houghton Mifflin Harcourt Co. (a)	82,837	$915

International Game Technology PLC (a)	29,291	702

Jack in the Box, Inc.	33,123	3,691

Kontoor Brands, Inc.	7,304	412

La-Z-Boy, Inc.	10,891	403

Laureate Education, Inc. ‘A’ (a)	3,665	53

MDC Holdings, Inc.	10,025	507

Meritage Homes Corp. (a)	8,304	781

Murphy USA, Inc.	8,728	1,164

Papa John’s International, Inc.	3,161	330

Red Rock Resorts, Inc. ‘A’ (a)	4,583	195

SeaWorld Entertainment, Inc. (a)	11,572	578

Signet Jewelers Ltd. (a)	193,177	15,607

Sonic Automotive, Inc. ‘A’	16,055	718

Steven Madden Ltd.	9,605	420

Thor Industries, Inc.	6,145	694

Tri Pointe Homes, Inc. (a)	24,624	528

Tupperware Brands Corp. (a)	51,464	1,222

Visteon Corp. (a)	11,440	1,384

Wolverine World Wide, Inc.	11,881	400

		75,386

CONSUMER STAPLES 5.2%

B&G Foods, Inc. (c)	81,736	2,681

Edgewell Personal Care Co.	17,278	759

Fresh Del Monte Produce, Inc.	13,995	460

Ingles Markets, Inc. ‘A’	6,838	398

J&J Snack Foods Corp.	1,207	211

National Beverage Corp.	2,753	130

Nu Skin Enterprises, Inc. ‘A’	25,336	1,435

Performance Food Group Co. (a)	17,461	847

PriceSmart, Inc.	2,796	254

Rite Aid Corp. (a)	508,205	8,284

Sanderson Farms, Inc.	3,785	711

Sprouts Farmers Market, Inc. (a)	15,250	379

TreeHouse Foods, Inc. (a)	10,073	448

Universal Corp.	15,824	902

USANA Health Sciences, Inc. (a)	2,677	274

Vector Group Ltd.	50,132	709

Weis Markets, Inc.	19,542	1,010

		19,892

ENERGY 20.6%

Arch Resources, Inc. (a)	26,713	1,522

Callon Petroleum Co. (a)	1,751	101

Centennial Resource Development, Inc. (a)	1,757,403	11,915

ChampionX Corp. (a)	1,600	41

CNX Resources Corp. (a)	34,745	475

CVR Energy, Inc.	14,890	267

Delek U.S. Holdings, Inc.	11,663	252

Dril-Quip, Inc. (a)	5,893	199

Kosmos Energy Ltd. (a)	11,128	39

Nabors Industries Ltd. (a)	144,772	16,539

Oceaneering International, Inc. (a)	370,764	5,773

Patterson-UTI Energy, Inc.	488,395	4,855

PDC Energy, Inc.	8,606	394

Range Resources Corp. (a)	303,255	5,083

Renewable Energy Group, Inc. (a)	20,088	1,252

SM Energy Co.	1,010,235	24,882

	SHARES	MARKET VALUE (000S)

Southwestern Energy Co. (a)	968,990	$5,494

		79,083

FINANCIALS 5.5%

Affiliated Managers Group, Inc.	14,635	2,257

American Equity Investment Life Holding Co.	18,323	592

Artisan Partners Asset Management, Inc. ‘A’	10,894	554

Associated Banc-Corp.	22,254	456

Bank of Hawaii Corp.	5,987	504

Bank OZK	10,637	448

BankUnited, Inc.	17,935	766

Banner Corp.	1,400	76

BGC Partners, Inc. ‘A’	47,120	267

Capitol Federal Financial, Inc.	28,586	337

Cathay General Bancorp	9,172	361

Cohen & Steers, Inc.	2,710	223

Columbia Banking System, Inc.	6,272	242

Evercore, Inc. ‘A’	8,093	1,139

Federated Investors, Inc. ‘B’	17,947	609

First Hawaiian, Inc.	19,850	563

FirstCash, Inc.	3,198	244

FNB Corp.	46,022	567

Fulton Financial Corp.	39,010	616

Great Western Bancorp, Inc.	9,917	325

Hilltop Holdings, Inc.	22,013	801

Home BancShares, Inc.	7,432	183

Hope Bancorp, Inc.	20,227	287

Houlihan Lokey, Inc.	2,130	174

International Bancshares Corp.	8,268	355

Investors Bancorp, Inc.	44,543	635

Mercury General Corp.	3,902	253

Nelnet, Inc. ‘A’	4,655	350

Old National Bancorp	8,603	152

ProAssurance Corp.	43,960	1,000

PROG Holdings, Inc.	6,103	294

Radian Group, Inc.	18,502	412

Selective Insurance Group, Inc.	3,948	320

Sterling Bancorp	4,156	103

Stewart Information Services Corp.	16,870	956

Trustmark Corp.	11,530	355

Umpqua Holdings Corp.	62,473	1,153

Walker & Dunlop, Inc.	765	80

Washington Federal, Inc.	21,494	683

White Mountains Insurance Group Ltd.	1,107	1,271

		20,963

HEALTH CARE 8.7%

Acadia Healthcare Co., Inc. (a)	27,924	1,752

Allscripts Healthcare Solutions, Inc. (a)	46,501	861

Amedisys, Inc. (a)	1,635	400

Covetrus, Inc. (a)	148,963	4,022

Haemonetics Corp. (a)	1,270	85

Magellan Health, Inc. (a)	12,640	1,191

MEDNAX, Inc. (a)	215,009	6,482

Myriad Genetics, Inc. (a)	140,174	4,286

National HealthCare Corp.	3,300	231

OPKO Health, Inc. (a)	67,332	273

Owens & Minor, Inc.	32,459	1,374

Patterson Cos., Inc.	197,762	6,010

Syneos Health, Inc. (a)	5,489	491

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	55

Schedule of Investments	PIMCO RAE US Small Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

United Therapeutics Corp. (a)	33,336	$5,981

		33,439

INDUSTRIALS 10.6%

AAR Corp. (a)	14,870	576

ABM Industries, Inc.	6,218	276

ACCO Brands Corp.	32,521	281

Allegiant Travel Co. (a)	3,566	692

Apogee Enterprises, Inc.	4,794	195

Applied Industrial Technologies, Inc.	4,302	392

Arcosa, Inc.	14,753	867

Atlas Air Worldwide Holdings, Inc. (a)	15,059	1,026

Barnes Group, Inc.	6,278	322

Brady Corp. ‘A’	6,660	373

BrightView Holdings, Inc. (a)	1,748	28

Covanta Holding Corp.	34,657	610

Deluxe Corp.	18,581	888

Dycom Industries, Inc. (a)	7,926	591

EMCOR Group, Inc.	7,322	902

Encore Wire Corp.	1,369	104

EnerSys	4,836	473

EnPro Industries, Inc.	2,080	202

Forward Air Corp.	1,815	163

Franklin Electric Co., Inc.	3,114	251

GATX Corp.	12,590	1,114

Greenbrier Cos., Inc.	14,048	612

Hawaiian Holdings, Inc. (a)	19,708	480

Healthcare Services Group, Inc.	3,843	121

Herc Holdings, Inc. (a)	7,264	814

Herman Miller, Inc.	9,915	467

Hillenbrand, Inc.	10,967	483

HNI Corp.	9,508	418

Hub Group, Inc. ‘A’ (a)	2,460	162

Hyster-Yale Materials Handling, Inc.	1,789	130

Kaman Corp.	3,676	185

KBR, Inc.	12,364	472

Kelly Services, Inc. ‘A’ (a)	23,076	553

Kennametal, Inc.	6,786	244

Korn Ferry	5,018	364

Landstar System, Inc.	3,450	545

Masonite International Corp. (a)	4,042	452

MasTec, Inc. (a)	2,850	302

Matthews International Corp. ‘A’	4,342	156

Moog, Inc. ‘A’	7,787	654

MRC Global, Inc. (a)	18,030	169

Mueller Industries, Inc.	13,848	600

NOW, Inc. (a)	13,812	131

Pitney Bowes, Inc.	133,028	1,167

Primoris Services Corp.	5,846	172

Regal Beloit Corp.	8,110	1,083

Resideo Technologies, Inc. (a)	139,764	4,193

Rush Enterprises, Inc. ‘A’	8,183	354

Schneider National, Inc. ‘B’	12,567	273

Simpson Manufacturing Co., Inc.	4,116	454

SkyWest, Inc. (a)	8,558	369

Spirit Airlines, Inc. (a)	10,401	317

Steelcase, Inc. ‘A’	27,186	411

Terex Corp.	43,676	2,080

Tetra Tech, Inc.	5,095	622

Timken Co.	13,611	1,097

Trinity Industries, Inc.	31,970	860

Tutor Perini Corp. (a)	21,573	299

	SHARES	MARKET VALUE (000S)

UFP Industries, Inc.	2,390	$178

Univar Solutions, Inc. (a)	34,166	833

Valmont Industries, Inc.	4,727	1,116

Wabash National Corp.	25,501	408

Watts Water Technologies, Inc. ‘A’	3,477	507

Werner Enterprises, Inc.	6,858	305

WESCO International, Inc. (a)	46,962	4,829

		40,767

INFORMATION TECHNOLOGY 6.6%

Amkor Technology, Inc.	37,434	886

Belden, Inc.	7,716	390

Benchmark Electronics, Inc.	24,354	693

Cirrus Logic, Inc. (a)	13,357	1,137

Coherent, Inc. (a)	1,582	418

Conduent, Inc. (a)	455,629	3,417

Contra BM Technologies (a)	582	7

Diodes, Inc. (a)	4,517	360

Insight Enterprises, Inc. (a)	12,920	1,292

InterDigital, Inc.	7,658	559

Knowles Corp. (a)	18,747	370

LiveRamp Holdings, Inc. (a)	4,216	198

Manhattan Associates, Inc. (a)	7,309	1,059

ManTech International Corp. ‘A’	898	78

NetScout Systems, Inc. (a)	33,588	959

PC Connection, Inc.	2,338	108

Plantronics, Inc. (a)	9,297	388

Plexus Corp. (a)	4,040	369

Sabre Corp. (a)	93,848	1,171

Sanmina Corp. (a)	20,636	804

Silicon Laboratories, Inc. (a)	1,125	173

Sykes Enterprises, Inc. (a)	8,999	483

Synaptics, Inc. (a)	11,094	1,726

Teradata Corp. (a)	139,131	6,952

TTM Technologies, Inc. (a)	32,137	460

Vishay Intertechnology, Inc.	27,873	629

Xperi Holding Corp.	11,548	257

		25,343

MATERIALS 6.2%

Allegheny Technologies, Inc. (a)	2,050	43

Avient Corp.	20,015	984

Boise Cascade Co.	4,018	234

Cabot Corp.	9,874	562

Carpenter Technology Corp.	6,894	277

Chemours Co.	69,320	2,412

Compass Minerals International, Inc.	6,536	387

Domtar Corp. (a)	123,836	6,806

Element Solutions, Inc.	71,612	1,674

Graphic Packaging Holding Co.	33,086	600

Greif, Inc. ‘A’	8,162	494

HB Fuller Co.	2,698	172

Innospec, Inc.	2,263	205

Kaiser Aluminum Corp.	3,032	374

Louisiana-Pacific Corp.	15,913	959

Minerals Technologies, Inc.	3,491	275

O-I Glass, Inc. (a)	17,873	292

Olin Corp.	22,889	1,059

Schnitzer Steel Industries, Inc. ‘A’	9,292	456

Schweitzer-Mauduit International, Inc.	6,616	267

Sensient Technologies Corp.	7,354	637

Silgan Holdings, Inc.	13,605	565

	SHARES	MARKET VALUE (000S)

Stepan Co.	2,358	$284

Trinseo S.A.	39,201	2,346

Warrior Met Coal, Inc.	58,729	1,010

Worthington Industries, Inc.	8,595	526

		23,900

REAL ESTATE 3.5%

ESC Diamond Resort, Inc. (a)	3,173	0

Kennedy-Wilson Holdings, Inc.	14,634	291

New York REIT, Inc. «(a)	4,082	67

Realogy Holdings Corp. (a)	718,043	13,083

		13,441

UTILITIES 1.3%

ALLETE, Inc.	8,314	582

Avista Corp.	19,970	852

Hawaiian Electric Industries, Inc.	30,386	1,285

NorthWestern Corp.	11,278	679

PNM Resources, Inc.	19,164	935

Spire, Inc.	6,855	495

		4,828

Total United States		348,056

Total Common Stocks (Cost $156,672)		348,950

REAL ESTATE INVESTMENT TRUSTS 8.5%

UNITED STATES 8.5%

FINANCIALS 0.9%

Chimera Investment Corp.	133,439	2,010

Invesco Mortgage Capital, Inc. (c)	31,352	122

Ladder Capital Corp.	12,857	149

MFA Financial, Inc.	233,177	1,070

Two Harbors Investment Corp.	24,753	187

		3,538

REAL ESTATE 7.6%

Acadia Realty Trust	5,958	131

Alexander & Baldwin, Inc.	18,192	333

Apple Hospitality REIT, Inc.	61,685	941

Brandywine Realty Trust	34,519	473

Columbia Property Trust, Inc.	28,816	501

Corporate Office Properties Trust	14,524	407

DiamondRock Hospitality Co. (a)	47,475	461

DigitalBridge Group, Inc. (a)	222,797	1,760

Diversified Healthcare Trust	185,864	777

Empire State Realty Trust, Inc. ‘A’	18,101	217

Equity Commonwealth	11,817	310

GEO Group, Inc. (c)	38,213	272

Kite Realty Group Trust	28,524	628

Lexington Realty Trust	12,612	151

Macerich Co.	175,572	3,204

Outfront Media, Inc. (a)	37,630	904

Paramount Group, Inc.	53,146	535

Pebblebrook Hotel Trust	31,316	737

Piedmont Office Realty Trust, Inc. ‘A’	40,908	756

PS Business Parks, Inc.	1,580	234

Rayonier, Inc.	20,434	734

Retail Opportunity Investments Corp.	12,812	226

Retail Properties of America, Inc. ‘A’	123,484	1,414

56	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)

RLJ Lodging Trust	112,633	$1,715

Ryman Hospitality Properties, Inc. (a)	2,922	231

Sabra Health Care REIT, Inc.	9,578	174

Service Properties Trust	58,927	742

SITE Centers Corp.	93,591	1,409

Spirit Realty Capital, Inc.	17,949	859

Sunstone Hotel Investors, Inc. (a)	136,326	1,693

Tanger Factory Outlet Centers, Inc. (c)	67,493	1,272

Uniti Group, Inc.	199,433	2,112

Urban Edge Properties	8,891	170

Washington Real Estate Investment Trust	9,204	212

Weingarten Realty Investors	24,057	772

	SHARES	MARKET VALUE (000S)

Xenia Hotels & Resorts, Inc. (a)	75,948	$1,423

		28,890

Total Real Estate Investment Trusts (Cost $22,186)		32,428

WARRANTS 0.1%

BERMUDA 0.1%

ENERGY 0.1%

Nabors Industries Ltd. - Exp. 06/11/2026	24,354	244

Total Warrants (Cost $0)		244

Total Investments in Securities (Cost $178,858)		381,622

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.9%

SHORT-TERM INSTRUMENTS 2.9%

MUTUAL FUNDS 2.9%

PIMCO Government Money Market Fund
0.080% (b)(c)(d)	11,263,922	$11,264

Total Short-Term Instruments (Cost $11,264)		11,264

Total Investments in Affiliates (Cost $11,264)		11,264

Total Investments 102.4% (Cost $190,122)		$392,886

Other Assets and Liabilities, net (2.4)%		(9,181)

Net Assets 100.0%		$383,705

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $11,025 were out on loan in exchange for $11,247 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
GSC	$0	$0	$0	$10,567	$10,567	$(10,779)	$(212)
MSC	0	0	0	360	360	(368)	(8)
SAL	0	0	0	98	98	(100)	(2)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$11,025

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$10,150	$0	$0	$0	$10,150
Real Estate Investment Trusts	1,097	0	0	0	1,097

Total Borrowings	$11,247	$0	$0	$0	$11,247

Payable for securities on loan - cash collateral					$11,247

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	57

Schedule of Investments	PIMCO RAE US Small Fund	(Cont.)	June 30, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Common Stocks
Israel
Information Technology	$137	$0	$0	$137
United Kingdom
Financials	757	0	0	757
United States
Communication Services	10,959	55	0	11,014
Consumer Discretionary	75,386	0	0	75,386
Consumer Staples	19,892	0	0	19,892
Energy	79,083	0	0	79,083
Financials	20,963	0	0	20,963
Health Care	33,439	0	0	33,439
Industrials	40,767	0	0	40,767
Information Technology	25,336	7	0	25,343
Materials	23,900	0	0	23,900
Real Estate	13,374	0	67	13,441
Utilities	4,828	0	0	4,828

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Real Estate Investment Trusts
United States
Financials	$3,538	$0	$0	$3,538
Real Estate	28,890	0	0	28,890
Warrants
Bermuda
Energy	244	0	0	244

	$381,493	$62	$67	$381,622

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	11,264	0	0	11,264

Total Investments	$392,757	$62	$67	$392,886

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

58	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	June 30, 2021

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2 and Class A shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser for the Funds. PIMCO and Research Affiliates have also engaged Parametric Portfolio Associates, LLC (“Parametric”) to implement all or a portion of each Fund’s investment strategies. The PIMCO RAE Global Fund may invest substantially all of its assets in Institutional Class shares of the PIMCO RAE US Fund, PIMCO RAE International Fund (“International Fund”) and PIMCO RAE Emerging Markets Fund (“Emerging Markets Fund”) (collectively, “Underlying Funds”), and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Institutional Class shares of the International Fund and Emerging Markets Fund, equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund may invest in other affiliated funds and unaffiliated funds, which may or may not be registered under the Act (together with the Underlying Funds, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in

ANNUAL REPORT	|	JUNE 30, 2021	59

Notes to Financial Statements	(Cont.)

foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Emerging Markets Fund	Annually	Annually

PIMCO RAE Global Fund	Annually	Annually

PIMCO RAE Global ex-US Fund	Annually	Annually

PIMCO RAE International Fund	Annually	Annually

PIMCO RAE US Fund	Annually	Annually

PIMCO RAE US Small Fund	Annually	Annually

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies,

accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

60	PIMCO EQUITY SERIES

June 30, 2021

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services

ANNUAL REPORT	|	JUNE 30, 2021	61

Notes to Financial Statements	(Cont.)

or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Adviser may consult with the Sub-Adviser or Parametric in providing such recommendations or otherwise with respect to valuation of the Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at

62	PIMCO EQUITY SERIES

June 30, 2021

their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based

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Notes to Financial Statements	(Cont.)

upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2021 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$41,651	$274,674	$(249,822)	$0	$0	$66,503	$3	$0

PIMCO RAE International Fund	43,067	465,048	(439,446)	0	0	68,669	3	0

PIMCO RAE US Fund	10,843	104,939	(111,525)	0	0	4,257	0	0

PIMCO RAE US Small Fund	9,805	129,446	(127,987)	0	0	11,264	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advise on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

The PIMCO RAE Global Fund may invest substantially all or a significant portion of its assets in Acquired Funds and equity securities that are eligible investments for the Underlying Funds. The PIMCO RAE Global ex-US Fund may invest substantially all of its assets in Acquired Funds (except the PIMCO RAE US Fund), equity securities of small companies economically tied to non-U.S. countries, and securities that are eligible investments for the International Fund and Emerging Markets Fund. The Underlying Funds are considered to be affiliated with the PIMCO RAE Global Fund and PIMCO RAE Global ex-US Fund.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s

64	PIMCO EQUITY SERIES

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shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

PIMCO RAE Global Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$36,058	$3,263	$(18,490)	$3,343	$14,311	$38,485	$710	$0

PIMCO RAE International Fund	116,809	7,939	(47,624)	5,268	36,840	119,232	2,929	0

PIMCO RAE US Fund	124,075	11,054	(50,631)	8,501	41,513	134,512	3,140	1,144

Totals	$276,942	$22,256	$(116,745)	$17,112	$92,664	$292,229	$6,779	$1,144

PIMCO RAE Global ex-US Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Emerging Markets Fund	$15,231	$3,395	$(4,434)	$167	$8,044	$22,403	$329	$0

PIMCO RAE International Fund	49,234	10,705	(9,421)	30	18,815	69,363	1,351	0

Totals	$64,465	$14,100	$(13,855)	$197	$26,859	$91,766	$1,680	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying

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Notes to Financial Statements	(Cont.)

stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAE Emerging Markets Fund

PIMCO RAE Global ex-US Fund

PIMCO RAE International Fund

PIMCO RAE US Fund

PIMCO RAE US Small Fund

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

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On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Fund	—	—	X	—	—	—

Allocation	—	X	X	—	—	—

Acquired Fund	—	X	X	—	—	—

Equity	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	—	—

Emerging Markets	X	X	X	X	—	—

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Credit	X	X	X	X	X	X

Distressed Company	—	X	X	—	—	X

Currency	X	X	X	X	—	—

Real Estate	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Management	X	X	X	X	X	X

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Notes to Financial Statements	(Cont.)

Risks	PIMCO RAE Emerging Markets Fund	PIMCO RAE Global Fund	PIMCO RAE Global ex-US Fund	PIMCO RAE International Fund	PIMCO RAE US Fund	PIMCO RAE US Small Fund

Small Company	—	X	X	—	—	X

Derivatives	X	X	X	X	X	X

Model	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of market, issuer and liquidity risks. Distressed companies may be engaged in restructurings or bankruptcy proceedings, which may cause the value of their securities to fluctuate rapidly or unpredictably.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and the individual portfolio manager in connection with managing a Fund and may cause the Sub-Adviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Small Company Risk  is the risk that the value of equity securities issued by small companies, ranked by fundamental size as determined by the Sub-Adviser, may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can

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Notes to Financial Statements	(Cont.)

expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo

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June 30, 2021

Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the

Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	|	JUNE 30, 2021	71

Notes to Financial Statements	(Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A
PIMCO RAE Emerging Markets Fund(1)(4)	0.50%	0.25%	0.35%	N/A		0.35%
PIMCO RAE Global Fund(3)(4)	0.35%	0.15%	0.25%	N/A		0.25%
PIMCO RAE Global ex-US Fund(1)(4)	0.40%	0.15%	0.25%	N/A		0.25%
PIMCO RAE International Fund(2)(5)	0.30%	0.20%	0.30%	N/A		0.30%
PIMCO RAE US Fund(2)(5)	0.25%	0.15%	0.25%	0.35%	*(6)	0.30%
PIMCO RAE US Small Fund(2)(5)	0.35%	0.15%	0.25%	N/A		0.30%

(1)	Effective November 1, 2020, the Fund’s supervisory and administrative fee was reduced by 0.20% for each class.
(2)	Effective November 1, 2020, the Fund’s supervisory and administrative fee was reduced by 0.10% for each class.
(3)	Effective November 1, 2020, the Fund’s advisory and supervisory and administrative fee were reduced by 0.05% and 0.15% respectively for each class.
(4)	Prior to October 31, 2020, PIMCO contractually agreed, to reduce its Investment Advisory Fee by 0.20% of the average daily net assets of the Fund.
(5)	Prior to October 31, 2020, PIMCO contractually agreed, to reduce its Investment Advisory Fee by 0.10% of the average daily net assets of the Fund.
(6)

PIMCO has contractually agreed, through October 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with personal services rendered to Class A shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A shares. For the period ended June 30, 2021, the Distributor retained $16,527 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2021, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

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Prior to October 31, 2020, PIMCO had contractually agreed, to waive a portion of the Investment Advisory Fee as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets).

Fund Name	Fee Waiver	Expiration Date

PIMCO RAE Emerging Markets Fund	0.20%	10/31/2020

PIMCO RAE Global Fund	0.20%	10/31/2020

PIMCO RAE Global ex-US Fund	0.20%	10/31/2020

PIMCO RAE International Fund	0.10%	10/31/2020

PIMCO RAE US Fund	0.10%	10/31/2020

PIMCO RAE US Small Fund	0.10%	10/31/2020

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the advisory fee waived as set forth above (the “RAE Reimbursement Amount”) during the previous thirty-six months from the time of waiver, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fees pursuant to the Expense Limitation Agreement, exceed, for such month, the Expense Limit; ii) exceed the total RAE Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at June 30, 2021, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAE Emerging Markets Fund	$4,311	$5,389	$889	$10,589

PIMCO RAE Global Fund	707	605	215	1,527

PIMCO RAE Global ex-US Fund	160	156	51	367

PIMCO RAE International Fund	609	629	389	1,627

PIMCO RAE US Fund	857	780	288	1,925

PIMCO RAE US Small Fund	162	219	158	539

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver, PIMCO has contractually agreed, through October 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of PIMCO RAE US Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$115

PIMCO RAE Global Fund	23

PIMCO RAE Global ex-US Fund	6

PIMCO RAE International Fund	75

PIMCO RAE US Fund	57

PIMCO RAE US Small Fund	33

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

PIMCO has contractually agreed, through October 31, 2021, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE

ANNUAL REPORT	|	JUNE 30, 2021	73

Notes to Financial Statements	(Cont.)

Global Fund in an amount equal to its proportionate share of the Investment Advisory Fees and Supervisory and Administrative Fees charged by PIMCO to the Underlying Funds in which the Fund invests (the “Underlying Fund Fees”) indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, through October 31, 2021, to waive, first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO RAE Global ex-US Fund in an amount equal to the Underlying Fund Fees indirectly incurred by the Fund in connection with its investments in Underlying Funds, to the extent the Fund’s Investment Advisory Fee or Investment Advisory Fee and Supervisory and Administrative Fee, taken together, are greater than or equal to the Underlying Fund Fees. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended June 30, 2021, the amounts were (in thousands†):

Fund Name	Waived Fees

PIMCO RAE Emerging Markets Fund	$774

PIMCO RAE Global Fund	1,677

PIMCO RAE Global ex-US Fund	483

PIMCO RAE International Fund	314

PIMCO RAE US Fund	231

PIMCO RAE US Small Fund	125

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Emerging Markets Fund	$0	$0	$1,189,248	$1,268,416

PIMCO RAE Global Fund	0	0	22,257	116,745

PIMCO RAE Global ex-US Fund	0	0	14,100	13,853

PIMCO RAE International Fund	0	0	893,810	932,677

PIMCO RAE US Fund	0	0	496,944	434,982

PIMCO RAE US Small Fund	0	0	526,766	756,700

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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June 30, 2021

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Emerging Markets Fund				PIMCO RAE Global Fund				PIMCO RAE Global ex-US Fund

	Year Ended 06/30/2021		Year Ended 06/30/2020		Year Ended 06/30/2021		Year Ended 06/30/2020		Year Ended 06/30/2021		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	90,678	$794,687	106,725	$971,435	745	$6,891	9,288	$80,341	956	$10,641	676	$5,338

I-2	4,941	52,084	542	4,758	9	97	5	43	13	147	3	34

Class A	8,306	89,323	3,035	29,025	29	329	24	201	285	2,595	1,860	18,577
Issued as reinvestment of distributions

Institutional Class	2,728	27,030	8,443	84,424	744	7,721	2,098	21,861	133	1,351	449	4,610

I-2	2	22	8	77	0	3	1	15	0	0	1	10

Class A	17	163	33	324	2	25	12	120	25	249	67	680
Cost of shares redeemed

Institutional Class	(101,955)	(956,691)	(229,152)	(1,735,767)	(10,079)	(108,984)	(7,205)	(62,887)	(663)	(7,380)	(2,030)	(18,776)

I-2	(357)	(3,532)	(1,806)	(16,841)	(5)	(44)	(11)	(90)	(8)	(65)	(38)	(377)

Class A	(7,976)	(86,262)	(3,730)	(34,998)	(52)	(506)	(89)	(826)	(695)	(6,957)	(739)	(6,753)

Net increase (decrease) resulting from Fund share transactions	(3,616)	$(83,176)	(115,902)	$(697,563)	(8,607)	$(94,468)	4,123	$38,778	46	$581	249	$3,343

	PIMCO RAE International Fund				PIMCO RAE US Fund				PIMCO RAE US Small Fund

	Year Ended 06/30/2021		Year Ended 06/30/2020		Year Ended 06/30/2021		Year Ended 06/30/2020		Year Ended 06/30/2021		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	60,949	$545,204	99,138	$731,893	22,764	$258,994	15,595	$157,838	28,708	$305,247	64,231	$474,380

I-2	2,273	25,205	166	1,451	1,534	20,537	1,715	17,369	440	6,253	86	777

Class A	1,917	20,724	98	884	404	5,109	336	3,362	3,632	52,055	301	2,794
Issued as reinvestment of distributions

Institutional Class	2,431	24,117	2,050	20,419	2,030	23,702	2,956	34,450	4,184	47,265	198	2,246

I-2	2	17	4	41	55	633	94	1,094	8	91	3	39

Class A	9	86	18	181	22	247	33	381	43	476	5	61
Cost of shares redeemed

Institutional Class	(65,286)	(651,421)	(64,099)	(506,205)	(19,072)	(227,677)	(26,279)	(267,969)	(44,846)	(581,210)	(42,767)	(343,280)

I-2	(96)	(959)	(152)	(1,128)	(543)	(6,815)	(1,345)	(13,429)	(142)	(2,060)	(228)	(2,236)

Class A	(47)	(454)	(235)	(2,023)	(316)	(3,665)	(341)	(3,419)	(1,172)	(16,420)	(237)	(2,215)

Net increase (decrease) resulting from Fund share transactions	2,152	$(37,481)	36,988	$245,513	6,878	$71,065	(7,236)	$(70,323)	(9,145)	$(188,303)	21,592	$132,566

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Emerging Markets Fund	0	2	0%	59%

PIMCO RAE Global ex-US Fund	2	0	71%	0%

PIMCO RAE International Fund	0	3	0%	55%

PIMCO RAE US Fund	1	1	10%	14%

PIMCO RAE US Small Fund	0	2	0%	77%

ANNUAL REPORT	|	JUNE 30, 2021	75

Notes to Financial Statements	(Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO RAE Emerging Markets Fund	$24,089	$0	$516,125	$(12)	$(399,306)	$0	$0	$140,896

PIMCO RAE Global Fund	0	7,907	78,460	(4)	0	0	0	86,363

PIMCO RAE Global ex-US Fund	417	0	13,638	(2)	(1,268)	0	0	12,785

PIMCO RAE International Fund	65,242	39,565	263,689	(5)	(61,496)	0	0	306,995

PIMCO RAE US Fund	9,551	66,932	289,185	(13)	0	0	0	365,655

PIMCO RAE US Small Fund	20,177	68,414	184,936	(2)	(28,227)	0	0	245,298

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals. Also adjusted for differences between book and tax realized and unrealized gain (loss) on non-REIT return of capital, and passive foreign investment companies (PFICs).

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational expenditures.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through June 30, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through June 30, 2021 and Ordinary losses realized during the period January 1, 2021 through June 30, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Emerging Markets Fund	$189,546	$209,760

PIMCO RAE Global Fund	0	0

PIMCO RAE Global ex-US Fund	115	1,153

PIMCO RAE International Fund*	30,386	31,110

PIMCO RAE US Fund	0	0

PIMCO RAE US Small Fund*	19,718	8,509

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC Sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

76	PIMCO EQUITY SERIES

June 30, 2021

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAE Emerging Markets Fund	$1,320,482	$546,549	$(13,218)	$533,331

PIMCO RAE Global Fund	213,770	78,459	0	78,459

PIMCO RAE Global ex-US Fund	78,129	13,638	0	13,638

PIMCO RAE International Fund	897,301	265,799	(2,141)	263,658

PIMCO RAE US Fund	678,435	292,315	(3,118)	289,197

PIMCO RAE US Small Fund	207,943	185,670	(728)	184,942

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, passive foreign investment companies (PFICs), and non-REIT return of capital.

For the fiscal years ended June 30, 2021 and June 30, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2021			June 30, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAE Emerging Markets Fund	$27,500	$0	$0	$75,011	$10,192	$0

PIMCO RAE Global Fund	6,800	950	0	10,700	11,300	0

PIMCO RAE Global ex-US Fund	1,600	0	0	3,068	2,232	0

PIMCO RAE International Fund	24,500	0	0	21,499	0	0

PIMCO RAE US Fund	18,680	6,500	0	21,796	16,805	0

PIMCO RAE US Small Fund	44,602	3,700	0	2,700	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(9)	Includes short-term capital gains distributed, if any.
(10)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

16. SUBSEQUENT EVENTS

Subsequent to year end, PIMCO notified Parametric of PIMCO’s intention to terminate the Portfolio Implementation Agreements with respect to the PIMCO RAE US Fund and PIMCO RAE US Small Fund on or after September 24, 2021 (the “First Termination Date”) and with respect to each additional Fund at PIMCO’s discretion, on a date or dates on or after the First Termination Date. At this time, the effective date(s) of the Terminations have not been finalized. Subsequent disclosure will be provided regarding the effective date(s) of the Terminations.

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	|	JUNE 30, 2021	77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (six of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021, and each of the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2021

We have served as the auditor of one or more investment companies PIMCO Equity Series® since 2010.

78	PIMCO EQUITY SERIES

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	MBC	HSBC Bank Plc

BMO	BMO Capital Markets Corporation	FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co. LLC.

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BSN	The Bank of Nova Scotia - Toronto	IDD	ING Bank N.V.	UBS	UBS Securities LLC

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

GDR	Global Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt

ANNUAL REPORT	|	JUNE 30, 2021	79

Federal Income Tax Information

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Foreign Taxes.  The Funds’ have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)	Foreign Source Income	Foreign Taxes Pass Through

PIMCO RAE Emerging Markets Fund	0.00%	100.00%	$8	$0	$60,067,658	$8,642,701

PIMCO RAE Global Fund	46.32%	100.00%	1	0	3,637,399	842,470

PIMCO RAE Global ex-US Fund	0.00%	100.00%	1	0	1,678,729	389,120

PIMCO RAE International Fund	0.00%	100.00%	15	0	36,907,174	3,122,217

PIMCO RAE US Fund	100.00%	100.00%	13	180	0	0

PIMCO RAE US Small Fund	51.66%	51.61%	9	36,100	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.   The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b).

The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO RAE Emerging Markets Fund	0%

PIMCO RAE Global Fund	0%

PIMCO RAE Global ex-US Fund	0%

PIMCO RAE International Fund	0%

PIMCO RAE US Fund	0%

PIMCO RAE US Small Fund	0%

80	PIMCO EQUITY SERIES

(Unaudited)

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as Section 199A dividends. The Section 199A percentage of ordinary dividends are as follows:

199A Dividends %

PIMCO RAE Emerging Markets Fund	0%

PIMCO RAE Global Fund	0%

PIMCO RAE Global ex-US Fund	0%

PIMCO RAE International Fund	0%

PIMCO RAE US Fund	0%

PIMCO RAE US Small Fund	12%

ANNUAL REPORT	|	JUNE 30, 2021	81

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2021 calculated as of the end of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

The Funds distribute annually in December. The Funds did not pay distributions for the six month period ending June 30, 2021.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

82	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Interim Sub-Advisory Agreement, Interim Portfolio Implementation Agreement, New Sub-Advisory Agreement and New Portfolio Implementation Agreement

On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. and its subsidiaries (the “Acquisition”), including Parametric Portfolio Associates LLC (“Parametric”), resulting in a change of control of Parametric. The Acquisition constituted an “assignment,” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), resulting in the automatic termination of the following agreements:

(i)

the sub-advisory agreement between Pacific Investment Management Company LLC (“PIMCO”) and Parametric on behalf of the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI ESG U.S. ETF (collectively, the “RAFI ETFs”);

(ii)

the portfolio implementation agreement among PIMCO, Research Affiliates, LLC (“RALLC”) and Parametric on behalf of the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (collectively, the “RAE Funds”); and

(iii)

the portfolio implementation agreement among PIMCO, RALLC and Parametric with respect to the equity portion of the PIMCO Dividend and Income Fund (together with the RAFI ETFs and the RAE Funds, the “Funds” and each, a “Fund”).

In anticipation of the closing of the Acquisition, at a meeting held on January 15, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the 1940 Act (the “Independent Trustees”), considered and unanimously approved an interim sub-advisory agreement on behalf of the RAFI ETFs between PIMCO and Parametric (the “Interim Sub-Advisory Agreement”); an interim portfolio implementation agreement on behalf of the RAE Funds among PIMCO, RALLC and Parametric (the “Interim RAE Portfolio Implementation Agreement”); and an interim portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC and Parametric (together with the Interim Sub-Advisory Agreement and Interim RAE Portfolio Implementation Agreement, the “Interim Agreements”).1 In addition, the Board, including the Independent Trustees, considered and unanimously approved a new sub-advisory agreement on behalf of the

RAFI ETFs between PIMCO and Parametric (the “Sub-Advisory Agreement”); a new portfolio implementation agreement on behalf of the RAE Funds among PIMCO, RALLC and Parametric (the “RAE Portfolio Implementation Agreement”); and a new portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC and Parametric (together with the Sub-Advisory Agreement and the RAE Portfolio Implementation Agreement, the “New Agreements,” and the New Agreements together with the Interim Agreements, the “Agreements”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

At the Meeting, the Board reviewed the materials provided by PIMCO, Parametric and counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining the legal duties of the Board. The Board reviewed a variety of factors and considered a significant amount of information, including information and materials provided by Parametric prior to the Meeting regarding the Agreements, material changes (if any) since the Board’s August 2020 annual review of the existing agreements between PIMCO and Parametric related to the Funds and anticipated material changes (if any) in connection with the Acquisition, as well as materials Parametric provided in connection with the Board’s annual review in August 2020 of the existing agreements.

It is noted that following the Board’s August 2020 annual review of the existing agreements, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by Parametric supported the renewal of the existing agreements, that the existing sub-advisory and portfolio implementation agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to Parametric by PIMCO under those existing agreements, and that the renewal of such existing agreements was in the best interests of the Funds and their shareholders.

The approval determinations with respect to the Interim Agreements and the New Agreements were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Interim Agreements, as well as the proposed

[1]

The Meeting was held remotely in reliance on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings.

ANNUAL REPORT	|	JUNE 30, 2021	83

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

New Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. In approving the Agreements, the Trustees considered a number of factors discussed below. This discussion is not intended to be all-inclusive.

2. NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered that Parametric currently serves as sub-adviser to the RAFI ETFs and portfolio implementer to the RAE Funds and the equity portion of the PIMCO Dividend and Income Fund and considered the nature, extent and quality of services currently provided by Parametric in these roles. The Board also considered that the terms of each Interim Agreement, except for term and escrow provisions required by applicable law, and each proposed New Agreement are materially identical to those of the corresponding current agreement. Further, the Board considered the depth and quality of Parametric’s sub-advisory and portfolio implementation capabilities, the experience and capabilities of its key personnel, and Parametric’s representations concerning the Acquisition’s potential effects on Parametric’s services to the Funds.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by Parametric under the Interim Agreements and proposed New Agreements will likely benefit each applicable Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As part of the Board’s 2020 annual review of existing agreements between PIMCO and Parametric with respect to the Funds, the Board reviewed information from PIMCO (the “2020 PIMCO Report”), as well as information (the “2020 Broadridge Report”) from Broadridge Financial Solutions, Inc., concerning the Funds’ performance, as available, over short- and long-term periods. The Board considered information regarding the investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the 2020 PIMCO Report and 2020 Broadridge Report, which were provided in advance of the August 2020 meeting.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board noted that, as with the current arrangements between each Fund and Parametric, PIMCO will compensate Parametric pursuant to the Interim Agreements and proposed New Agreements, and that no Fund will directly pay for Parametric’s services. The Board also considered that the fees proposed to be paid by PIMCO to Parametric pursuant to the Interim Agreements and New Agreements are the same as the fees paid by PIMCO to Parametric pursuant to the respective existing agreements. As part of the Board’s 2020 annual review of those existing agreements, the Board reviewed the advisory and supervisory and administrative fees, or management fees, as applicable, and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the fees paid by PIMCO to Parametric with respect to the Funds under the existing agreements.

As part of the Board’s 2020 annual review, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds. The Board also considered as part of the 2020 annual review that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. As part of that review, the Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board considered information on profitability to Parametric derived from its relationship with the Funds, comparative fee information (as described above), and information on the sharing of potential economies of scale with the Funds (as described above as well as in relation to the asset breakpoint thresholds applicable to fee rates payable to Parametric under the existing agreements, Interim Agreements and New Agreements). With respect to potential economies of scale, as part of the 2020 annual review, the Board noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. As part of the 2020 annual review, the Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. As part of that review, the Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios

84	PIMCO EQUITY SERIES

(Unaudited)

when fixed dollar fees are charged against declining fund assets. The Trustees also considered as part of the 2020 annual review that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted at that review that PIMCO’s investments in these areas are extensive. The Board concluded at the 2020 annual review that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, a majority of the Board, including by a separate vote of a majority of the Independent Trustees, approved each Interim Agreement and each proposed New Agreement.

ANNUAL REPORT	|	JUNE 30, 2021	85

Shareholder Meeting Results	(Unaudited)

Special Shareholder Meeting Results

The Funds held a special meeting of shareholders on March 26, 2021, which was, with respect to PIMCO RAE Global Fund, adjourned to April 16, 2021 and with respect to PIMCO RAE Global ex-US Fund, adjourned to April 23, 2021, to approve a new portfolio implementation agreement on behalf of the Funds among PIMCO, Research Affiliates, LLC, and Parametric (the “Proposal”). Shareholders voted on the Proposal as indicated below:

	For(1)	Against(1)	Abstain(1)(2)	Broker Non-Votes(2)

PIMCO RAE Emerging Markets Fund	129,087,739	5,378	40,302	0

PIMCO RAE Global Fund	28,949,421	0	0	0

PIMCO RAE Global ex-US Fund	4,000,070	294	41,067	0

PIMCO RAE International Fund	94,028,002	781	11,954	0

PIMCO RAE US Fund	41,044,180	17,361	206,122	0

PIMCO RAE US Small Fund	46,923,078	516	26,996	0

(1)

Certain of the Funds’ shares may have been held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, if applicable, PIMCO voted such shares in proportion to the votes of all other Fund shareholders voting on the proposal.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

86	PIMCO EQUITY SERIES

Changes to the Board of Trustees	(Unaudited)

Effective February 10, 2021, the Board of Trustees appointed Kimberley G. Stafford to the Board.

ANNUAL REPORT	|	JUNE 30, 2021	87

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	148	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	148	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2021.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

88	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel, Secretary	05/2019 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of August 13, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	JUNE 30, 2021	89

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

90	PIMCO EQUITY SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

ANNUAL REPORT	|	JUNE 30, 2021	91

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Portfolio Implementer

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3003AR_063021

PIMCO EQUITY SERIES®

Annual Report

June 30, 2021

PIMCO REALPATH® Blend 2025 Fund

PIMCO REALPATH® Blend 2030 Fund

PIMCO REALPATH® Blend 2035 Fund

PIMCO REALPATH® Blend 2040 Fund

PIMCO REALPATH® Blend 2045 Fund

PIMCO REALPATH® Blend 2050 Fund

PIMCO REALPATH® Blend 2055 Fund

PIMCO REALPATH® Blend 2060 Fund

PIMCO REALPATH® Blend Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		26

Financial Highlights		28

Statements of Assets and Liabilities		34

Statements of Operations		38

Statements of Changes in Net Assets		40

Notes to Financial Statements		63

Report of Independent Registered Public Accounting Firm		87

Glossary		88

Federal Income Tax Information		89

Distribution Information		91

Changes to the Board of Trustees		95

Management of the Trust		96

Privacy Policy		98

Liquidity Risk Management Program		99

Fund	Fund Summary	Schedule of Investments

PIMCO REALPATH® Blend 2025 Fund	8	42

PIMCO REALPATH® Blend 2030 Fund	10	45

PIMCO REALPATH® Blend 2035 Fund	12	48

PIMCO REALPATH® Blend 2040 Fund	14	50

PIMCO REALPATH® Blend 2045 Fund	16	52

PIMCO REALPATH® Blend 2050 Fund	18	54

PIMCO REALPATH® Blend 2055 Fund	20	56

PIMCO REALPATH® Blend 2060 Fund	22	58

PIMCO REALPATH® Blend Income Fund	24	60

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, second quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third quarter GDP growth was 33.4%, the largest quarterly increase on record. GDP growth in the U.S. was then 4.3% and 6.3% during the fourth quarter of 2020 and the first quarter of 2021, respectively. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Also of note, the U.K. and the European Union agreed to a long-awaited Brexit deal. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.66% on 30 June 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.26%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.11%. Riskier fixed income asset classes, including high yield corporate

2	PIMCO EQUITY SERIES

bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 14.86%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 6.81%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 6.57%.

Despite the headwinds from COVID-19 and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 40.79%, fueled, in our view, by accommodative monetary and fiscal policy, as well as improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 39.04%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 40.90%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.29% and European equities, as represented by the MSCI Europe Index, returned 27.94%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $42 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against several other major currencies. For example, the U.S. dollar returned -5.55% and -11.53% versus the euro and the British pound, respectively. However, the U.S. dollar rose 2.86 versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund (each, a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended, equity securities, fixed income instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Funds may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and funds sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Investment Company Act of 1940 (collectively, “Acquired Funds”). The risks and strategies associated with an investment in the Fund may result from direct investments and/or indirect exposure through investment in Acquired Funds.

We believe that equity funds and bond funds have an important role to play in a well-diversified portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund (and/or Underlying PIMCO Funds or Acquired Funds, as applicable) are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States are at or near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause the Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a

4	PIMCO EQUITY SERIES

particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities held by the Underlying PIMCO Funds or Acquired Funds.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The PIMCO REALPATH® Blend Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO REALPATH® Blend Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the REALPATH® Blend Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO REALPATH® Blend Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire or plan to start withdrawing money (the “target date”). Each PIMCO REALPATH® Blend Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO REALPATH® Blend Fund’s name.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance may vary by share class based on each class’s expense ratios. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and Administrative Class shares is $1,000,000. The

ANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the Funds	(Cont.)

minimum initial investment amount for Class A shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund or share class may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Administrative Class	Class A	Class R	Diversification Status
PIMCO REALPATH® Blend 2025 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2030 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2035 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2040 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2045 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2050 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified
PIMCO REALPATH® Blend 2060 Fund	12/31/19	12/31/19	12/31/19	12/31/19	—	Diversified
PIMCO REALPATH® Blend Income Fund	12/31/14	12/31/14	12/31/14	12/31/14	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website

6	PIMCO EQUITY SERIES

at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (888) 87-PIMCO.

The SEC adopted a rule that allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (888) 87-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations.

The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	JUNE 30, 2021	7

PIMCO REALPATH® Blend 2025 Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2025 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2025 Fund Institutional Class	22.73%	10.42%	8.34%
PIMCO REALPATH® Blend 2025 Fund Administrative Class	22.40%	10.14%	8.06%
PIMCO REALPATH® Blend 2025 Fund Class A	22.18%	9.89%	7.81%
PIMCO REALPATH® Blend 2025 Fund Class A (adjusted)	15.45%	8.66%	6.87%
S&P Target Date 2025 Index±	21.67%	9.76%	7.98%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.37% for the Institutional Class shares, 0.62% for the Administrative Class shares, and 0.87% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Institutional Class - PPZRX	Administrative Class - PPZDX	Class A - PPZAX

Top 10 Holdings as of June 30, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	24.5%
Vanguard Developed Markets Index Fund ‘Institutional’	14.8%
PIMCO Income Fund	11.2%
PIMCO Total Return Fund	8.8%
PIMCO Long-Term U.S. Government Fund	7.7%
PIMCO Long-Term Real Return Fund	6.9%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	6.5%
Vanguard Small-Cap Index Fund ‘Institutional’	4.1%
PIMCO Emerging Markets Local Currency and Bond Fund	4.1%
PIMCO Real Return Fund	3.6%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-duration U.S. Treasuries detracted from absolute performance, as long-duration U.S. Treasuries posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2021	9

PIMCO REALPATH® Blend 2030 Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2030 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2030 Fund Institutional Class	26.03%	11.32%	8.97%
PIMCO REALPATH® Blend 2030 Fund Administrative Class	25.71%	11.03%	8.70%
PIMCO REALPATH® Blend 2030 Fund Class A	25.53%	10.79%	8.44%
PIMCO REALPATH® Blend 2030 Fund Class A (adjusted)	18.64%	9.56%	7.51%
S&P Target Date 2030 Index±	25.71%	10.76%	8.71%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.31% for the Institutional Class shares, 0.56% for the Administrative Class shares, and 0.81% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Institutional Class - PBPNX	Administrative Class - PBPRX	Class A - PBPAX

Top 10 Holdings as of June 30, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	30.5%
Vanguard Developed Markets Index Fund ‘Institutional’	17.3%
PIMCO Long-Term U.S. Government Fund	9.0%
PIMCO Income Fund	7.8%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.7%
PIMCO Total Return Fund	5.4%
Vanguard Small-Cap Index Fund ‘Institutional’	5.0%
PIMCO Long-Term Real Return Fund	5.0%
PIMCO Emerging Markets Local Currency and Bond Fund	3.5%
PIMCO Real Return Fund	2.2%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-duration U.S. Treasuries detracted from absolute performance, as long-duration U.S. Treasuries posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2021	11

PIMCO REALPATH® Blend 2035 Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2035 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2035 Fund Institutional Class	29.68%	11.97%	9.35%
PIMCO REALPATH® Blend 2035 Fund Administrative Class	29.36%	11.69%	9.07%
PIMCO REALPATH® Blend 2035 Fund Class A	28.97%	11.40%	8.81%
PIMCO REALPATH® Blend 2035 Fund Class A (adjusted)	21.87%	10.14%	7.87%
S&P Target Date 2035 Index±	30.35%	11.82%	9.48%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), were 0.27% for the Institutional Class shares, 0.52% for the Administrative Class shares, and 0.77% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Institutional Class - PDGZX	Administrative Class - PDGDX	Class A - PDGAX

Top 10 Holdings as of June 30, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	34.8%
Vanguard Developed Markets Index Fund ‘Institutional’	20.1%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.3%
PIMCO Long-Term U.S. Government Fund	7.4%
PIMCO Income Fund	5.8%
Vanguard Small-Cap Index Fund ‘Institutional’	5.6%
PIMCO Total Return Fund	3.8%
PIMCO Long-Term Real Return Fund	3.2%
PIMCO Emerging Markets Local Currency and Bond Fund	3.0%
PIMCO Real Return Fund	1.6%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-duration U.S. Treasuries detracted from absolute performance, as long-duration U.S. Treasuries posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2021	13

PIMCO REALPATH® Blend 2040 Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2040 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2040 Fund Institutional Class	32.50%	12.47%	9.75%
PIMCO REALPATH® Blend 2040 Fund Administrative Class	32.21%	12.20%	9.47%
PIMCO REALPATH® Blend 2040 Fund Class A	31.91%	11.91%	9.19%
PIMCO REALPATH® Blend 2040 Fund Class A (adjusted)	24.61%	10.65%	8.25%
S&P Target Date 2040 Index±	33.56%	12.55%	10.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.23% for the Institutional Class shares, 0.48% for the Administrative Class shares, and 0.73% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Institutional Class - PVPNX	Administrative Class - PVPRX	Class A - PVPAX

Top 10 Holdings as of June 30, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	38.3%
Vanguard Developed Markets Index Fund ‘Institutional’	24.3%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	8.3%
Vanguard Small-Cap Index Fund ‘Institutional’	6.2%
PIMCO Long-Term U.S. Government Fund	5.7%
PIMCO Income Fund	4.1%
PIMCO Total Return Fund	2.8%
PIMCO Long-Term Real Return Fund	2.4%
PIMCO Emerging Markets Local Currency and Bond Fund	2.1%
PIMCO Real Return Fund	1.1%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-duration U.S. Treasuries detracted from absolute performance, as long-duration U.S. Treasuries posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2021	15

PIMCO REALPATH® Blend 2045 Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2045 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2045 Fund Institutional Class	34.67%	12.86%	9.93%
PIMCO REALPATH® Blend 2045 Fund Administrative Class	34.30%	12.56%	9.65%
PIMCO REALPATH® Blend 2045 Fund Class A	34.03%	12.28%	9.38%
PIMCO REALPATH® Blend 2045 Fund Class A (adjusted)	26.68%	11.02%	8.44%
S&P Target Date 2045 Index±	35.51%	12.99%	10.31%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.19% for the Institutional Class shares, 0.44% for the Administrative Class shares, and 0.69% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

16	PIMCO EQUITY SERIES

Institutional Class - PVQNX	Administrative Class - PVQDX	Class A - PVQAX

Top 10 Holdings as of June 30, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	40.3%
Vanguard Developed Markets Index Fund ‘Institutional’	28.0%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.9%
Vanguard Small-Cap Index Fund ‘Institutional’	6.6%
PIMCO Long-Term U.S. Government Fund	4.2%
PIMCO Income Fund	2.3%
PIMCO Total Return Fund	2.1%
PIMCO Long-Term Real Return Fund	1.8%
PIMCO Emerging Markets Local Currency and Bond Fund	0.9%
PIMCO Real Return Fund	0.8%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-duration U.S. Treasuries detracted from absolute performance, as long-duration U.S. Treasuries posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2021	17

PIMCO REALPATH® Blend 2050 Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2050 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2050 Fund Institutional Class	35.82%	13.04%	10.10%
PIMCO REALPATH® Blend 2050 Fund Administrative Class	35.44%	12.74%	9.80%
PIMCO REALPATH® Blend 2050 Fund Class A	35.11%	12.47%	9.53%
PIMCO REALPATH® Blend 2050 Fund Class A (adjusted)	27.68%	11.20%	8.59%
S&P Target Date 2050 Index±	36.49%	13.30%	10.52%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.16% for the Institutional Class shares, 0.41% for the Administrative Class shares, and 0.66% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

18	PIMCO EQUITY SERIES

Institutional Class - PPQZX	Administrative Class - PPQDX	Class A - PPQAX

Top 10 Holdings as of June 30, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	41.8%
Vanguard Developed Markets Index Fund ‘Institutional’	29.9%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.7%
Vanguard Small-Cap Index Fund ‘Institutional’	6.8%
PIMCO Long-Term U.S. Government Fund	2.5%
PIMCO Long-Term Real Return Fund	1.8%
PIMCO Total Return Fund	1.5%
PIMCO Income Fund	1.5%
PIMCO Real Return Fund	0.6%
PIMCO Emerging Markets Local Currency and Bond Fund	0.4%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to long-duration U.S. Treasuries detracted from absolute performance, as long-duration U.S. Treasuries posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2021	19

PIMCO REALPATH® Blend 2055 Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2055 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend 2055 Fund Institutional Class	36.15%	12.96%	10.02%
PIMCO REALPATH® Blend 2055 Fund Administrative Class	35.81%	12.69%	9.75%
PIMCO REALPATH® Blend 2055 Fund Class A	35.46%	12.37%	9.45%
PIMCO REALPATH® Blend 2055 Fund Class A (adjusted)	28.02%	11.11%	8.50%
S&P Target Date 2055 Index±	37.01%	13.46%	10.62%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.16% for the Institutional Class shares, 0.41% for the Administrative Class shares, and 0.66% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

20	PIMCO EQUITY SERIES

Institutional Class - PRQZX	Administrative Class - PRQDX	Class A - PRQAX

Top 10 Holdings as of June 30, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	42.7%
Vanguard Developed Markets Index Fund ‘Institutional’	31.1%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	7.6%
Vanguard Small-Cap Index Fund ‘Institutional’	6.9%
PIMCO Long-Term Real Return Fund	2.4%
PIMCO Total Return Fund	1.3%
PIMCO Income Fund	1.3%
PIMCO Long-Term U.S. Government Fund	1.3%
PIMCO Real Return Fund	0.5%
PIMCO Emerging Markets Local Currency and Bond Fund	0.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	There were no notable detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2021	21

PIMCO REALPATH® Blend 2060 Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend 2060 Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	Fund Inception (12/31/19)
PIMCO REALPATH® Blend 2060 Fund Institutional Class	36.18%	17.49%
PIMCO REALPATH® Blend 2060 Fund Administrative Class	35.86%	17.22%
PIMCO REALPATH® Blend 2060 Fund Class A	35.70%	16.97%
PIMCO REALPATH® Blend 2060 Fund Class A (adjusted)	28.27%	12.65%
S&P Target Date 2060+ Index±	36.88%	17.76%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.15% for the Institutional Class shares, 0.40% for the Administrative Class shares, and 0.65% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

22	PIMCO EQUITY SERIES

Institutional Class - PRBMX	Administrative Class - PRBEX	Class A - PRBAX

Top 10 Holdings as of June 30, 2021†§

Vanguard 500 Index Fund ‘Admiral’	42.9%
Vanguard Developed Markets Index Fund ‘Admiral’	31.4%
Vanguard Emerging Markets Stock Index Fund ‘Admiral’	7.6%
Vanguard Small-Cap Index Fund ‘Admiral’	6.9%
PIMCO Long-Term Real Return Fund	2.5%
PIMCO Total Return Fund	1.3%
PIMCO Income Fund	1.2%
PIMCO Long-Term U.S. Government Fund	1.1%
PIMCO Real Return Fund	0.5%
PIMCO Emerging Markets Local Currency and Bond Fund	0.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	There were no notable detractors for this Fund.

ANNUAL REPORT	|	JUNE 30, 2021	23

PIMCO REALPATH® Blend Income Fund

Cumulative Returns Through June 30, 2021

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Investment Objective and Strategy Overview

PIMCO REALPATH® Blend Income Fund seeks to maximize total return, consistent with prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	5 Years	Fund Inception (12/31/14)
PIMCO REALPATH® Blend Income Fund Institutional Class	19.37%	9.20%	7.55%
PIMCO REALPATH® Blend Income Fund Administrative Class	19.09%	8.97%	7.30%
PIMCO REALPATH® Blend Income Fund Class A	18.71%	8.68%	7.03%
PIMCO REALPATH® Blend Income Fund Class A (adjusted)	12.20%	7.45%	6.10%
S&P Target Date Retirement Income Index±	11.12%	6.29%	5.42%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

± The S&P Target Date Index Series is comprised of eleven multi-asset class indices, each corresponding to a particular target retirement date. Each index provides varying levels of exposure to each asset class. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date, as indicated in the index name, and is based on market observations through an annual survey of target date fund managers.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance data current to the most recent month-end is available at visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 0.42% for the Institutional Class shares, 0.67% for the Administrative Class shares, and 0.92% for the Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

24	PIMCO EQUITY SERIES

Institutional Class - PBRNX	Administrative Class - PBRDX	Class A - PBRAX

Top 10 Holdings as of June 30, 2021†§

Vanguard Institutional Index Fund ‘Institutional’	19.3%
PIMCO Income Fund	15.9%
PIMCO Total Return Fund	13.6%
Vanguard Developed Markets Index Fund ‘Institutional’	13.0%
PIMCO Long-Term Real Return Fund	6.4%
PIMCO Real Return Fund	5.6%
PIMCO Long-Term U.S. Government Fund	5.2%
Vanguard Emerging Markets Stock Index Fund ‘Institutional’	5.2%
PIMCO Emerging Markets Local Currency and Bond Fund	5.0%
Vanguard Small-Cap Index Fund ‘Institutional’	3.6%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. large market capitalization equities contributed to absolute performance, as U.S. large market capitalization equities posted positive returns.

»	Exposure to developed market ex-U.S. equities contributed to absolute performance, as developed market ex-U.S. equities posted positive returns.

»	Exposure to emerging market equities contributed to absolute performance, as emerging market equities posted positive returns.

»	Exposure to U.S. real estate investment trust (“REIT”) securities contributed to absolute performance, as U.S. REIT securities posted positive returns.

»	Exposure to U.S. small market capitalization equities contributed to absolute performance, as U.S. small market capitalization equities posted positive returns.

»	Exposure to long-duration U.S. Treasuries detracted from absolute performance, as long-duration U.S. Treasuries posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2021	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2025 Fund
Institutional Class	$1,000.00	$1,067.30	$0.20	$1,000.00	$1,024.19	$0.20	0.04%
Administrative Class	1,000.00	1,066.30	1.46	1,000.00	1,022.97	1.43	0.29
Class A	1,000.00	1,065.30	2.72	1,000.00	1,021.75	2.66	0.54

PIMCO REALPATH® Blend 2030 Fund
Institutional Class	$1,000.00	$1,082.00	$0.20	$1,000.00	$1,024.19	$0.20	0.04%
Administrative Class	1,000.00	1,080.20	1.47	1,000.00	1,022.97	1.43	0.29
Class A	1,000.00	1,079.30	2.74	1,000.00	1,021.75	2.66	0.54

PIMCO REALPATH® Blend 2035 Fund
Institutional Class	$1,000.00	$1,096.80	$0.26	$1,000.00	$1,024.14	$0.25	0.05%
Administrative Class	1,000.00	1,095.80	1.53	1,000.00	1,022.92	1.48	0.30
Class A	1,000.00	1,094.30	2.81	1,000.00	1,021.70	2.71	0.55

PIMCO REALPATH® Blend 2040 Fund
Institutional Class	$1,000.00	$1,108.40	$0.31	$1,000.00	$1,024.09	$0.30	0.06%
Administrative Class	1,000.00	1,106.60	1.59	1,000.00	1,022.87	1.53	0.31
Class A	1,000.00	1,104.90	2.87	1,000.00	1,021.65	2.76	0.56

26	PIMCO EQUITY SERIES

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO REALPATH® Blend 2045 Fund
Institutional Class	$1,000.00	$1,115.60	$0.31	$1,000.00	$1,024.09	$0.30	0.06%
Administrative Class	1,000.00	1,114.80	1.60	1,000.00	1,022.87	1.53	0.31
Class A	1,000.00	1,113.70	2.89	1,000.00	1,021.65	2.76	0.56

PIMCO REALPATH® Blend 2050 Fund
Institutional Class	$1,000.00	$1,121.10	$0.31	$1,000.00	$1,024.09	$0.30	0.06%
Administrative Class	1,000.00	1,119.50	1.60	1,000.00	1,022.87	1.53	0.31
Class A	1,000.00	1,118.10	2.89	1,000.00	1,021.65	2.76	0.56

PIMCO REALPATH® Blend 2055 Fund
Institutional Class	$1,000.00	$1,123.30	$0.31	$1,000.00	$1,024.09	$0.30	0.06%
Administrative Class	1,000.00	1,121.50	1.60	1,000.00	1,022.87	1.53	0.31
Class A	1,000.00	1,120.00	2.89	1,000.00	1,021.65	2.76	0.56

PIMCO REALPATH® Blend 2060 Fund
Institutional Class	$1,000.00	$1,122.60	$0.26	$1,000.00	$1,024.14	$0.25	0.05%
Administrative Class	1,000.00	1,121.00	1.55	1,000.00	1,022.92	1.48	0.30
Class A	1,000.00	1,119.80	2.84	1,000.00	1,021.70	2.71	0.55

PIMCO REALPATH® Blend Income Fund
Institutional Class	$1,000.00	$1,055.40	$0.20	$1,000.00	$1,024.19	$0.20	0.04%
Administrative Class	1,000.00	1,054.10	1.45	1,000.00	1,022.97	1.43	0.29
Class A	1,000.00	1,052.70	2.70	1,000.00	1,021.75	2.66	0.54

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	|	JUNE 30, 2021	27

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2025 Fund
Institutional Class

06/30/2021	$11.71	$0.36	$2.25	$2.61	$(0.65)	$(0.17)	$0.00	$(0.82)

06/30/2020	11.33	0.36	0.36	0.72	(0.34)	0.00	0.00	(0.34)

06/30/2019	11.15	0.36	0.32	0.68	(0.32)	(0.18)	0.00	(0.50)

06/30/2018	10.63	0.31	0.43	0.74	(0.22)	0.00	0.00	(0.22)

06/30/2017	9.85	0.30	0.70	1.00	(0.22)	0.00	0.00	(0.22)
Administrative Class

06/30/2021	11.69	0.32	2.25	2.57	(0.62)	(0.17)	0.00	(0.79)

06/30/2020	11.31	0.34	0.36	0.70	(0.32)	0.00	0.00	(0.32)

06/30/2019	11.13	0.32	0.34	0.66	(0.30)	(0.18)	0.00	(0.48)

06/30/2018	10.62	0.33	0.38	0.71	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.85	0.28	0.69	0.97	(0.20)	0.00	0.00	(0.20)
Class A

06/30/2021	11.68	0.28	2.27	2.55	(0.60)	(0.17)	0.00	(0.77)

06/30/2020	11.31	0.31	0.35	0.66	(0.29)	0.00	0.00	(0.29)

06/30/2019	11.13	0.29	0.34	0.63	(0.27)	(0.18)	0.00	(0.45)

06/30/2018	10.62	0.25	0.43	0.68	(0.17)	0.00	0.00	(0.17)

06/30/2017	9.85	0.32	0.64	0.96	(0.19)	0.00	0.00	(0.19)

PIMCO REALPATH® Blend 2030 Fund
Institutional Class

06/30/2021	$11.76	$0.34	$2.69	$3.03	$(0.55)	$(0.15)	$0.00	$(0.70)

06/30/2020	11.54	0.35	0.22	0.57	(0.33)	(0.02)	0.00	(0.35)

06/30/2019	11.39	0.34	0.39	0.73	(0.32)	(0.26)	0.00	(0.58)

06/30/2018	10.81	0.30	0.54	0.84	(0.24)	(0.02)	0.00	(0.26)

06/30/2017	9.87	0.31	0.88	1.19	(0.25)	0.00	0.00	(0.25)
Administrative Class

06/30/2021	11.75	0.30	2.68	2.98	(0.52)	(0.15)	0.00	(0.67)

06/30/2020	11.52	0.33	0.22	0.55	(0.30)	(0.02)	0.00	(0.32)

06/30/2019	11.38	0.30	0.39	0.69	(0.29)	(0.26)	0.00	(0.55)

06/30/2018	10.80	0.32	0.50	0.82	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.88	0.29	0.85	1.14	(0.22)	0.00	0.00	(0.22)
Class A

06/30/2021	11.71	0.27	2.68	2.95	(0.49)	(0.15)	0.00	(0.64)

06/30/2020	11.50	0.29	0.22	0.51	(0.28)	(0.02)	0.00	(0.30)

06/30/2019	11.36	0.28	0.39	0.67	(0.27)	(0.26)	0.00	(0.53)

06/30/2018	10.78	0.25	0.54	0.79	(0.19)	(0.02)	0.00	(0.21)

06/30/2017	9.87	0.33	0.80	1.13	(0.22)	0.00	0.00	(0.22)

PIMCO REALPATH® Blend 2035 Fund
Institutional Class

06/30/2021	$11.65	$0.31	$3.11	$3.42	$(0.44)	$(0.09)	$0.00	$(0.53)

06/30/2020	11.58	0.33	0.08	0.41	(0.32)	(0.02)	0.00	(0.34)

06/30/2019	11.58	0.33	0.38	0.71	(0.32)	(0.39)	0.00	(0.71)

06/30/2018	10.91	0.29	0.64	0.93	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.83	0.31	0.98	1.29	(0.21)	0.00	0.00	(0.21)
Administrative Class

06/30/2021	11.63	0.27	3.11	3.38	(0.41)	(0.09)	0.00	(0.50)

06/30/2020	11.57	0.31	0.06	0.37	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.57	0.29	0.39	0.68	(0.29)	(0.39)	0.00	(0.68)

06/30/2018	10.91	0.31	0.59	0.90	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.83	0.25	1.01	1.26	(0.18)	0.00	0.00	(0.18)
Class A

06/30/2021	11.67	0.24	3.11	3.35	(0.38)	(0.09)	0.00	(0.47)

06/30/2020	11.61	0.27	0.08	0.35	(0.27)	(0.02)	0.00	(0.29)

06/30/2019	11.61	0.26	0.39	0.65	(0.26)	(0.39)	0.00	(0.65)

06/30/2018	10.94	0.24	0.64	0.88	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.88	0.32	0.92	1.24	(0.18)	0.00	0.00	(0.18)

28	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$13.50	22.73%	$220,130	0.04%	0.04%	0.04%	0.04%	2.78%	20%

11.71	6.41	80,067	0.04	0.05	0.04	0.05	3.18	39

11.33	6.53	31,946	0.04	0.05	0.04	0.05	3.26	47

11.15	6.92	6,824	0.04	0.04	0.04	0.04	2.75	75

10.63	10.33	6,131	0.04	0.05	0.04	0.05	2.94	27

13.47	22.40	29,727	0.29	0.29	0.29	0.29	2.53	20

11.69	6.19	28,587	0.29	0.30	0.29	0.30	2.99	39

11.31	6.29	21,086	0.29	0.30	0.29	0.30	2.88	47

11.13	6.65	19,661	0.29	0.29	0.29	0.29	2.90	75

10.62	9.98	28	0.29	0.30	0.29	0.30	2.72	27

13.46	22.18	10,114	0.54	0.54	0.54	0.54	2.21	20

11.68	5.88	6,420	0.54	0.55	0.54	0.55	2.68	39

11.31	6.03	5,462	0.54	0.55	0.54	0.55	2.63	47

11.13	6.36	5,078	0.54	0.54	0.54	0.54	2.30	75

10.62	9.85	3,899	0.54	0.55	0.54	0.55	3.06	27

$14.09	26.14%	$239,041	0.04%	0.04%	0.04%	0.04%	2.59%	26%

11.76	4.89	105,414	0.05	0.06	0.05	0.06	3.00	28

11.54	6.84	52,133	0.05	0.06	0.05	0.06	3.08	40

11.39	7.81	13,974	0.05	0.05	0.05	0.05	2.63	98

10.81	12.20	12,978	0.05	0.06	0.05	0.06	2.99	23

14.06	25.71	33,946	0.29	0.29	0.29	0.29	2.31	26

11.75	4.76	27,583	0.30	0.31	0.30	0.31	2.81	28

11.52	6.50	21,469	0.30	0.31	0.30	0.31	2.71	40

11.38	7.64	20,114	0.30	0.30	0.30	0.30	2.77	98

10.80	11.76	39	0.30	0.31	0.30	0.31	2.75	23

14.02	25.53	9,243	0.54	0.54	0.54	0.54	2.04	26

11.71	4.41	6,494	0.55	0.56	0.55	0.56	2.50	28

11.50	6.28	5,774	0.55	0.56	0.55	0.56	2.52	40

11.36	7.36	4,169	0.55	0.55	0.55	0.55	2.20	98

10.78	11.64	3,118	0.55	0.56	0.55	0.56	3.13	23

$14.54	29.68%	$193,069	0.04%	0.05%	0.04%	0.05%	2.32%	21%

11.65	3.47	76,525	0.06	0.07	0.06	0.07	2.85	34

11.58	6.67	42,033	0.06	0.07	0.06	0.07	2.94	24

11.58	8.56	16,958	0.06	0.07	0.06	0.07	2.52	101

10.91	13.29	17,276	0.06	0.07	0.06	0.07	2.95	20

14.51	29.36	28,579	0.29	0.30	0.29	0.30	2.05	21

11.63	3.15	22,984	0.31	0.32	0.31	0.32	2.66	34

11.57	6.43	18,672	0.31	0.32	0.31	0.32	2.58	24

11.57	8.29	17,270	0.31	0.32	0.31	0.32	2.69	101

10.91	13.01	34	0.31	0.32	0.31	0.32	2.35	20

14.55	28.97	7,914	0.54	0.55	0.54	0.55	1.80	21

11.67	2.95	6,109	0.56	0.57	0.56	0.57	2.36	34

11.61	6.15	5,062	0.56	0.57	0.56	0.57	2.33	24

11.61	8.06	4,330	0.56	0.57	0.56	0.57	2.10	101

10.94	12.66	3,296	0.56	0.57	0.56	0.57	2.96	20

ANNUAL REPORT	|	JUNE 30, 2021	29

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2040 Fund
Institutional Class

06/30/2021	$11.68	$0.30	$3.46	$3.76	$(0.41)	$(0.07)	$0.00	$(0.48)

06/30/2020	11.71	0.31	0.02	0.33	(0.34)	(0.02)	0.00	(0.36)

06/30/2019	11.71	0.32	0.38	0.70	(0.31)	(0.39)	0.00	(0.70)

06/30/2018	11.00	0.29	0.71	1.00	(0.27)	(0.02)	0.00	(0.29)

06/30/2017	9.84	0.34	1.00	1.34	(0.18)	0.00	0.00	(0.18)
Administrative Class

06/30/2021	11.65	0.26	3.46	3.72	(0.38)	(0.07)	0.00	(0.45)

06/30/2020	11.69	0.29	0.01	0.30	(0.32)	(0.02)	0.00	(0.34)

06/30/2019	11.69	0.28	0.39	0.67	(0.28)	(0.39)	0.00	(0.67)

06/30/2018	10.99	0.31	0.66	0.97	(0.25)	(0.02)	0.00	(0.27)

06/30/2017	9.83	0.24	1.07	1.31	(0.15)	0.00	0.00	(0.15)
Class A

06/30/2021	11.62	0.22	3.45	3.67	(0.34)	(0.07)	0.00	(0.41)

06/30/2020	11.67	0.26	0.00	0.26	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.67	0.26	0.38	0.64	(0.25)	(0.39)	0.00	(0.64)

06/30/2018	10.98	0.23	0.70	0.93	(0.22)	(0.02)	0.00	(0.24)

06/30/2017	9.83	0.32	0.97	1.29	(0.14)	0.00	0.00	(0.14)

PIMCO REALPATH® Blend 2045 Fund
Institutional Class

06/30/2021	$11.58	$0.29	$3.69	$3.98	$(0.38)	$(0.07)	$0.00	$(0.45)

06/30/2020	11.67	0.30	(0.04)	0.26	(0.33)	(0.02)	0.00	(0.35)

06/30/2019	11.79	0.31	0.37	0.68	(0.32)	(0.48)	0.00	(0.80)

06/30/2018	11.00	0.28	0.77	1.05	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.79	0.35	1.02	1.37	(0.16)	0.00	0.00	(0.16)
Administrative Class

06/30/2021	11.55	0.25	3.68	3.93	(0.35)	(0.07)	0.00	(0.42)

06/30/2020	11.65	0.28	(0.06)	0.22	(0.30)	(0.02)	0.00	(0.32)

06/30/2019	11.77	0.27	0.39	0.66	(0.30)	(0.48)	0.00	(0.78)

06/30/2018	10.99	0.31	0.71	1.02	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.79	0.25	1.09	1.34	(0.14)	0.00	0.00	(0.14)
Class A

06/30/2021	11.54	0.21	3.69	3.90	(0.32)	(0.07)	0.00	(0.39)

06/30/2020	11.64	0.24	(0.04)	0.20	(0.28)	(0.02)	0.00	(0.30)

06/30/2019	11.77	0.25	0.37	0.62	(0.27)	(0.48)	0.00	(0.75)

06/30/2018	10.99	0.22	0.77	0.99	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.32	0.99	1.31	(0.12)	0.00	0.00	(0.12)

PIMCO REALPATH® Blend 2050 Fund
Institutional Class

06/30/2021	$11.59	$0.29	$3.83	$4.12	$(0.36)	$(0.07)	$0.00	$(0.43)

06/30/2020	11.74	0.29	(0.08)	0.21	(0.34)	(0.02)	0.00	(0.36)

06/30/2019	11.86	0.30	0.39	0.69	(0.31)	(0.50)	0.00	(0.81)

06/30/2018	11.05	0.28	0.79	1.07	(0.26)	0.00	0.00	(0.26)

06/30/2017	9.82	0.35	1.05	1.40	(0.17)	0.00	0.00	(0.17)
Administrative Class

06/30/2021	11.56	0.24	3.83	4.07	(0.33)	(0.07)	0.00	(0.40)

06/30/2020	11.71	0.27	(0.09)	0.18	(0.31)	(0.02)	0.00	(0.33)

06/30/2019	11.84	0.27	0.39	0.66	(0.29)	(0.50)	0.00	(0.79)

06/30/2018	11.04	0.31	0.73	1.04	(0.24)	0.00	0.00	(0.24)

06/30/2017	9.82	0.24	1.13	1.37	(0.15)	0.00	0.00	(0.15)
Class A

06/30/2021	11.51	0.21	3.81	4.02	(0.30)	(0.07)	0.00	(0.37)

06/30/2020	11.67	0.23	(0.08)	0.15	(0.29)	(0.02)	0.00	(0.31)

06/30/2019	11.80	0.24	0.39	0.63	(0.26)	(0.50)	0.00	(0.76)

06/30/2018	11.00	0.22	0.79	1.01	(0.21)	0.00	0.00	(0.21)

06/30/2017	9.80	0.30	1.03	1.33	(0.13)	0.00	0.00	(0.13)

30	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$14.96	32.50%	$212,568	0.05%	0.06%	0.05%	0.06%	2.20%	26%

11.68	2.76	92,728	0.06	0.07	0.06	0.07	2.70	21

11.71	6.44	64,541	0.06	0.07	0.06	0.07	2.81	29

11.71	9.17	26,413	0.06	0.07	0.06	0.07	2.50	95

11.00	13.73	24,381	0.06	0.07	0.06	0.07	3.16	15

14.92	32.21	21,456	0.30	0.31	0.30	0.31	1.90	26

11.65	2.45	16,746	0.31	0.32	0.31	0.32	2.52	21

11.69	6.21	12,386	0.31	0.32	0.31	0.32	2.48	29

11.69	8.90	11,003	0.31	0.32	0.31	0.32	2.66	95

10.99	13.48	52	0.31	0.32	0.31	0.32	2.33	15

14.88	31.91	9,024	0.55	0.56	0.55	0.56	1.66	26

11.62	2.17	7,914	0.56	0.57	0.56	0.57	2.22	21

11.67	5.99	7,869	0.56	0.57	0.56	0.57	2.28	29

11.67	8.52	5,484	0.56	0.57	0.56	0.57	2.03	95

10.98	13.24	5,285	0.56	0.57	0.56	0.57	2.98	15

$15.11	34.67%	$200,184	0.05%	0.06%	0.05%	0.06%	2.13%	22%

11.58	2.16	91,173	0.06	0.07	0.06	0.07	2.59	16

11.67	6.45	69,426	0.06	0.07	0.06	0.07	2.70	16

11.79	9.57	41,708	0.06	0.07	0.06	0.07	2.43	105

11.00	14.12	36,311	0.06	0.07	0.06	0.07	3.27	10

15.06	34.30	20,168	0.30	0.31	0.30	0.31	1.85	22

11.55	1.85	14,426	0.31	0.32	0.31	0.32	2.41	16

11.65	6.21	10,935	0.31	0.32	0.31	0.32	2.38	16

11.77	9.31	10,287	0.31	0.32	0.31	0.32	2.58	105

10.99	13.77	60	0.31	0.32	0.31	0.32	2.35	10

15.05	34.03	4,593	0.55	0.56	0.55	0.56	1.57	22

11.54	1.64	3,658	0.56	0.57	0.56	0.57	2.08	16

11.64	5.88	4,280	0.56	0.57	0.56	0.57	2.15	16

11.77	9.01	3,569	0.56	0.57	0.56	0.57	1.93	105

10.99	13.50	3,071	0.56	0.57	0.56	0.57	2.94	10

$15.28	35.82%	$200,851	0.05%	0.06%	0.05%	0.06%	2.08%	19%

11.59	1.66	103,972	0.06	0.07	0.06	0.07	2.53	20

11.74	6.54	84,302	0.06	0.07	0.06	0.07	2.64	16

11.86	9.69	50,057	0.06	0.07	0.06	0.07	2.39	108

11.05	14.40	43,554	0.06	0.07	0.06	0.07	3.26	10

15.23	35.44	22,454	0.30	0.31	0.30	0.31	1.78	19

11.56	1.43	17,960	0.31	0.32	0.31	0.32	2.32	20

11.71	6.22	17,027	0.31	0.32	0.31	0.32	2.34	16

11.84	9.44	14,382	0.31	0.32	0.31	0.32	2.58	108

11.04	14.05	21	0.31	0.32	0.31	0.32	2.26	10

15.16	35.11	4,896	0.55	0.56	0.55	0.56	1.51	19

11.51	1.16	4,101	0.56	0.57	0.56	0.57	2.03	20

11.67	5.99	4,520	0.56	0.57	0.56	0.57	2.09	16

11.80	9.20	3,782	0.56	0.57	0.56	0.57	1.90	108

11.00	13.74	3,440	0.56	0.57	0.56	0.57	2.79	10

ANNUAL REPORT	|	JUNE 30, 2021	31

Financial Highlights	(Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO REALPATH® Blend 2055 Fund
Institutional Class

06/30/2021	$11.59	$0.29	$3.87	$4.16	$(0.38)	$(0.04)	$0.00	$(0.42)

06/30/2020	11.79	0.29	(0.12)	0.17	(0.36)	(0.01)	0.00	(0.37)

06/30/2019	11.74	0.31	0.37	0.68	(0.21)	(0.42)	0.00	(0.63)

06/30/2018	11.02	0.28	0.77	1.05	(0.33)	0.00	0.00	(0.33)

06/30/2017	9.80	0.27	1.12	1.39	(0.17)	0.00	0.00	(0.17)
Administrative Class

06/30/2021	11.58	0.25	3.87	4.12	(0.35)	(0.04)	0.00	(0.39)

06/30/2020	11.78	0.28	(0.13)	0.15	(0.34)	(0.01)	0.00	(0.35)

06/30/2019	11.75	0.29	0.35	0.64	(0.19)	(0.42)	0.00	(0.61)

06/30/2018	11.03	0.30	0.73	1.03	(0.31)	0.00	0.00	(0.31)

06/30/2017	9.80	0.22	1.15	1.37	(0.14)	0.00	0.00	(0.14)
Class A

06/30/2021	11.53	0.21	3.86	4.07	(0.32)	(0.04)	0.00	(0.36)

06/30/2020	11.73	0.23	(0.12)	0.11	(0.30)	(0.01)	0.00	(0.31)

06/30/2019	11.69	0.24	0.38	0.62	(0.16)	(0.42)	0.00	(0.58)

06/30/2018	10.98	0.21	0.78	0.99	(0.28)	0.00	0.00	(0.28)

06/30/2017	9.79	0.31	1.01	1.32	(0.13)	0.00	0.00	(0.13)

PIMCO REALPATH® Blend 2060 Fund
Institutional Class

06/30/2021	$9.35	$0.24	$3.12	$3.36	$(0.24)	$0.00	$0.00	$(0.24)

12/31/2019 - 06/30/2020	10.00	0.09	(0.74)	(0.65)	0.00	0.00	0.00	0.00
Administrative Class

06/30/2021	9.33	0.24	3.10	3.34	(0.22)	0.00	0.00	(0.22)

12/31/2019 - 06/30/2020	10.00	0.08	(0.75)	(0.67)	0.00	0.00	0.00	0.00
Class A

06/30/2021	9.32	0.20	3.11	3.31	(0.20)	0.00	0.00	(0.20)

12/31/2019 - 06/30/2020	10.00	0.08	(0.76)	(0.68)	0.00	0.00	0.00	0.00

PIMCO REALPATH® Blend Income Fund
Institutional Class

06/30/2021	$11.58	$0.36	$1.84	$2.20	$(0.68)	$(0.18)	$0.00	$(0.86)

06/30/2020	11.28	0.35	0.34	0.69	(0.39)	0.00	0.00	(0.39)

06/30/2019	10.92	0.37	0.34	0.71	(0.35)	0.00	0.00	(0.35)

06/30/2018	10.54	0.32	0.26	0.58	(0.20)	0.00	0.00	(0.20)

06/30/2017	9.92	0.31	0.56	0.87	(0.25)	0.00	0.00	(0.25)
Administrative Class

06/30/2021	11.59	0.33	1.84	2.17	(0.65)	(0.18)	0.00	(0.83)

06/30/2020	11.28	0.33	0.34	0.67	(0.36)	0.00	0.00	(0.36)

06/30/2019	10.92	0.33	0.35	0.68	(0.32)	0.00	0.00	(0.32)

06/30/2018	10.55	0.33	0.22	0.55	(0.18)	0.00	0.00	(0.18)

06/30/2017	9.92	0.28	0.57	0.85	(0.22)	0.00	0.00	(0.22)
Class A

06/30/2021	11.53	0.30	1.82	2.12	(0.63)	(0.18)	0.00	(0.81)

06/30/2020	11.24	0.32	0.32	0.64	(0.35)	0.00	0.00	(0.35)

06/30/2019	10.88	0.32	0.34	0.66	(0.30)	0.00	0.00	(0.30)

06/30/2018	10.52	0.27	0.25	0.52	(0.16)	0.00	0.00	(0.16)

06/30/2017	9.91	0.31	0.51	0.82	(0.21)	0.00	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

32	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$15.33	36.15%	$122,612	0.06%		0.06%		0.06%		0.06%		2.11%		14%

11.59	1.33	51,061	0.07		0.07		0.06		0.06		2.49		28

11.79	6.41	32,098	0.06		0.07		0.06		0.07		2.76		51

11.74	9.56	10,558	0.06		0.07		0.06		0.07		2.43		67

11.02	14.35	6,555	0.06		0.07		0.06		0.07		2.56		14

15.31	35.81	7,860	0.31		0.31		0.31		0.31		1.81		14

11.58	1.15	4,828	0.32		0.32		0.31		0.31		2.46		28

11.78	6.02	605	0.31		0.32		0.31		0.32		2.58		51

11.75	9.37	152	0.31		0.32		0.31		0.32		2.54		67

11.03	14.11	16	0.31		0.32		0.31		0.32		2.11		14

15.24	35.46	3,159	0.56		0.56		0.56		0.56		1.52		14

11.53	0.85	2,684	0.57		0.57		0.56		0.56		1.98		28

11.73	5.86	2,758	0.56		0.57		0.56		0.57		2.11		51

11.69	9.04	2,038	0.56		0.57		0.56		0.57		1.85		67

10.98	13.62	1,799	0.56		0.57		0.56		0.57		2.85		14

$12.47	36.18%	$11,451	0.06%		0.07%		0.06%		0.07%		2.10%		20%

9.35	(6.50)	2,817	0.05	*	2.52	*	0.05	*	2.52	*	1.95	*	12

12.45	36.00	62	0.31		0.32		0.31		0.32		2.07		20

9.33	(6.70)	9	0.30	*	2.77	*	0.30	*	2.77	*	1.69	*	12

12.43	35.70	834	0.56		0.57		0.56		0.57		1.72		20

9.32	(6.80)	29	0.55	*	3.02	*	0.55	*	3.02	*	1.70	*	12

$12.92	19.37%	$191,873	0.03%		0.04%		0.03%		0.04%		2.88%		17%

11.58	6.16	106,005	0.04		0.05		0.04		0.05		3.08		52

11.28	6.70	21,432	0.04		0.05		0.04		0.05		3.41		64

10.92	5.52	7,556	0.04		0.04		0.04		0.04		2.91		34

10.54	8.85	6,027	0.04		0.05		0.04		0.05		2.95		30

12.93	19.09	31,198	0.28		0.29		0.28		0.29		2.67		17

11.59	6.02	29,547	0.29		0.30		0.29		0.30		2.93		52

11.28	6.44	11,586	0.29		0.30		0.29		0.30		3.08		64

10.92	5.17	13,340	0.29		0.29		0.29		0.29		2.98		34

10.55	8.71	74	0.29		0.30		0.29		0.30		2.68		30

12.84	18.71	30,699	0.53		0.54		0.53		0.54		2.39		17

11.53	5.71	16,501	0.54		0.55		0.54		0.55		2.82		52

11.24	6.25	7,204	0.54		0.55		0.54		0.55		2.92		64

10.88	4.91	3,535	0.54		0.54		0.54		0.54		2.51		34

10.52	8.39	1,661	0.54		0.55		0.54		0.55		2.91		30

ANNUAL REPORT	|	JUNE 30, 2021	33

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Assets:

Investments, at value
Investments in securities	$130,989	$170,993	$157,844	$187,141
Investments in Affiliates	130,768	111,058	71,177	55,329
Financial Derivative Instruments
Exchange-traded or centrally cleared	464	520	0	0
Cash	765	529	299	477
Receivable for investments sold	274	305	256	275
Receivable for Fund shares sold	1,283	210	245	334
Interest and/or dividends receivable	0	0	0	0
Dividends receivable from Affiliates	391	318	187	140
Reimbursement receivable from PIMCO	0	0	0	0
Total Assets	264,934	283,933	230,008	243,696

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$61	$69	$0	$0
Over the counter	4	4	3	4
Payable for investments purchased	1,909	0	0	0
Payable for investments in Affiliates purchased	2,413	329	194	145
Deposits from counterparty	230	520	210	230
Payable for Fund shares redeemed	329	762	21	250
Accrued investment advisory fees	2	2	4	6
Accrued supervisory and administrative fees	6	7	5	6
Accrued distribution fees	6	7	6	4
Accrued servicing fees	2	2	2	2
Accrued reimbursement to PIMCO	1	1	1	1
Total Liabilities	4,963	1,703	446	648

Net Assets	$259,971	$282,230	$229,562	$243,048

Net Assets Consist of:

Paid in capital	$230,758	$240,960	$191,219	$196,987
Distributable earnings (accumulated loss)	29,213	41,270	38,343	46,061

Net Assets	$259,971	$282,230	$229,562	$243,048

Cost of investments in securities	$102,379	$132,429	$122,435	$144,802
Cost of investments in Affiliates	$131,119	$110,760	$70,275	$54,276
Cost or premiums of financial derivative instruments, net	$1,087	$1,230	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$185,886	$196,309	$117,184	$10,742	$104,125
38,530	31,132	15,580	1,345	148,565

0	0	0	0	467
673	573	879	170	452
261	266	156	14	268
163	208	132	80	381
0	0	0	0	1
86	66	38	3	473
0	0	0	1	0
225,599	228,554	133,969	12,355	254,732

$0	$0	$0	$0	$62
3	4	2	0	4
0	0	1	0	0
89	68	40	4	489
220	220	260	0	230
325	44	26	3	151
6	5	3	0	2
5	5	3	1	11
4	5	1	0	6
1	1	1	0	6
1	1	1	0	1
654	353	338	8	962

$224,945	$228,201	$133,631	$12,347	$253,770

$180,002	$177,486	$107,638	$10,665	$226,960
44,943	50,715	25,993	1,682	26,810

$224,945	$228,201	$133,631	$12,347	$253,770

$144,071	$149,275	$92,935	$9,165	$78,712
$37,844	$30,638	$15,316	$1,325	$147,476
$0	$0	$0	$0	$1,130

ANNUAL REPORT	|	JUNE 30, 2021	35

Statements of Assets and Liabilities	(Cont.)

	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Net Assets:

Institutional Class	$220,130	$239,041	$193,069	$212,568
Administrative Class	29,727	33,946	28,579	21,456
Class A	10,114	9,243	7,914	9,024

Shares Issued and Outstanding:

Institutional Class	16,304	16,969	13,282	14,213
Administrative Class	2,207	2,414	1,970	1,438
Class A	751	659	544	607

Net Asset Value Per Share Outstanding(a):

Institutional Class	$13.50	$14.09	$14.54	$14.96
Administrative Class	13.47	14.06	14.51	14.92
Class A	13.46	14.02	14.55	14.88

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$200,184	$200,851	$122,612	$11,451	$191,873
20,168	22,454	7,860	62	31,198
4,593	4,896	3,159	834	30,699

13,246	13,148	7,999	918	14,848
1,339	1,474	513	5	2,413
305	323	207	67	2,391

$15.11	$15.28	$15.33	$12.47	$12.92
15.06	15.23	15.31	12.45	12.93
15.05	15.16	15.24	12.43	12.84

ANNUAL REPORT	|	JUNE 30, 2021	37

Statements of Operations

Year Ended June 30, 2021
(Amounts in thousands†)	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund

Investment Income:

Dividends	$2,066	$2,723	$2,467	$2,946
Dividends from Investments in Affiliates	3,466	3,078	1,682	1,265
Total Income	5,532	5,801	4,149	4,211

Expenses:

Investment advisory fees	20	22	35	56
Supervisory and administrative fees	60	64	53	58
Distribution and/or servicing fees - Administrative Class	72	78	64	49
Servicing fees - Class A	20	19	17	21
Trustee fees	12	14	11	12
Interest expense	0	0	0	1
Miscellaneous expense	0	0	9	9
Total Expenses	184	197	189	206
Waiver and/or Reimbursement by PIMCO	(3)	(3)	(11)	(12)
Net Expenses	181	194	178	194

Net Investment Income (Loss)	5,351	5,607	3,971	4,017

Net Realized Gain (Loss):

Investments in securities	1,271	1,945	731	1,076
Investments in Affiliates	(863)	(436)	(199)	(24)
Net capital gain distributions received from investments	1,077	1,496	1,352	1,602
Net capital gain distributions received from Affiliate investments	3,624	2,272	564	94
Exchange-traded or centrally cleared financial derivative instruments	(510)	(489)	0	0
Over the counter financial derivative instruments	2,845	3,318	2,701	2,882

Net Realized Gain (Loss)	7,444	8,106	5,149	5,630

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	27,196	36,142	33,435	39,385
Investments in Affiliates	(1,674)	(547)	818	1,154
Exchange-traded or centrally cleared financial derivative instruments	(355)	(505)	0	0
Over the counter financial derivative instruments	78	108	71	73

Net Change in Unrealized Appreciation (Depreciation)	25,245	35,198	34,324	40,612

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,040	$48,911	$43,444	$50,259

†	A zero balance may reflect actual amounts rounding to less than one thousand.

38	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

$2,900	$3,191	$1,768	$135	$1,775
814	662	322	23	4,332
3,714	3,853	2,090	158	6,108

51	54	29	2	21
44	47	26	3	101
44	50	16	0	77
10	10	7	1	59
11	12	6	0	14
1	1	0	0	0
8	9	0	1	10
169	183	84	7	282
(11)	(12)	(1)	(0)	(14)
158	171	83	7	268

3,556	3,682	2,007	151	5,840

1,154	1,756	518	14	1,872
61	232	129	0	(1,187)
1,523	1,653	907	0	867
55	39	16	1	3,916
0	0	0	0	(677)
2,682	2,841	1,618	128	2,858

5,475	6,521	3,188	143	7,649

38,433	42,296	22,728	1,736	23,023
851	672	329	33	(949)
0	0	0	0	(284)
68	95	18	0	46

39,352	43,063	23,075	1,769	21,836

$48,383	$53,266	$28,270	$2,063	$35,325

ANNUAL REPORT	|	JUNE 30, 2021	39

Statements of Changes in Net Assets

	PIMCO REALPATH® Blend 2025 Fund		PIMCO REALPATH® Blend 2030 Fund		PIMCO REALPATH® Blend 2035 Fund		PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands†)	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,351	$2,731	$5,607	$3,359	$3,971	$2,366	$4,017	$2,649
Net realized gain (loss)	7,444	1,650	8,106	1,243	5,149	(66)	5,630	(281)
Net change in unrealized appreciation (depreciation)	25,245	604	35,198	(38)	34,324	(706)	40,612	(523)

Net Increase (Decrease) in Net Assets Resulting from Operations	38,040	4,985	48,911	4,564	43,444	1,594	50,259	1,845

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(11,035)	(1,586)	(10,302)	(2,365)	(6,202)	(1,594)	(6,080)	(2,279)
Administrative Class	(1,732)	(764)	(1,571)	(774)	(953)	(630)	(644)	(473)
Class A	(483)	(150)	(378)	(177)	(245)	(143)	(258)	(238)

Total Distributions(b)	(13,250)	(2,500)	(12,251)	(3,316)	(7,400)	(2,367)	(6,982)	(2,990)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	120,107	54,095	106,079	58,867	87,900	40,624	82,383	33,737

Total Increase (Decrease) in Net Assets	144,897	56,580	142,739	60,115	123,944	39,851	125,660	32,592

Net Assets:

Beginning of year	115,074	58,494	139,491	79,376	105,618	65,767	117,388	84,796
End of year	$259,971	$115,074	$282,230	$139,491	$229,562	$105,618	$243,048	$117,388

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of the Fund was December 31, 2019.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

40	PIMCO EQUITY SERIES	See Accompanying Notes

PIMCO REALPATH® Blend 2045 Fund		PIMCO REALPATH® Blend 2050 Fund		PIMCO REALPATH® Blend 2055 Fund		PIMCO REALPATH® Blend 2060 Fund		PIMCO REALPATH® Blend Income Fund

Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Inception date through June 30, 2020(a)	Year Ended June 30, 2021	Year Ended June 30, 2020

$3,556	$2,490	$3,682	$2,907	$2,007	$1,158	$151	$26	$5,840	$2,549
5,475	(757)	6,521	(863)	3,188	(430)	143	(51)	7,649	1,620
39,352	(346)	43,063	(104)	23,075	(24)	1,769	(171)	21,836	(1,683)

48,383	1,387	53,266	1,940	28,270	704	2,063	(196)	35,325	2,486

(5,403)	(2,361)	(5,238)	(2,820)	(3,040)	(1,244)	(173)	0	(11,107)	(930)
(556)	(400)	(580)	(539)	(189)	(110)	(1)	0	(1,988)	(412)
(116)	(124)	(113)	(130)	(72)	(81)	(11)	0	(1,655)	(303)

(6,075)	(2,885)	(5,931)	(3,489)	(3,301)	(1,435)	(185)	0	(14,750)	(1,645)

73,380	26,114	54,833	21,733	50,089	23,843	7,614	3,051	81,142	110,990

115,688	24,616	102,168	20,184	75,058	23,112	9,492	2,855	101,717	111,831

109,257	84,641	126,033	105,849	58,573	35,461	2,855	0	152,053	40,222
$224,945	$109,257	$228,201	$126,033	$133,631	$58,573	$12,347	$2,855	$253,770	$152,053

ANNUAL REPORT	|	JUNE 30, 2021	41

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 50.4%

MUTUAL FUNDS 50.3%

Vanguard Developed Markets Index Fund ‘Institutional’	2,339,184	$38,713

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	495,098	16,977

Vanguard Institutional Index Fund ‘Institutional’	171,002	64,191

Vanguard Small-Cap Index Fund ‘Institutional’	100,411	10,837

Total Mutual Funds (Cost $102,108)		130,718

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.010% due 08/10/2021 (a)(b)	$271	271

Total Short-Term Instruments (Cost $271)		271

Total Investments in Securities (Cost $102,379)		130,989

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 50.3%

MUTUAL FUNDS (c) 45.1%

PIMCO Emerging Markets Local Currency and Bond Fund	1,630,653	$10,730

PIMCO High Yield Fund	438,775	3,997

PIMCO Income Fund	2,431,459	29,397

PIMCO International Bond Fund (U.S. Dollar-Hedged)	241,369	2,624

PIMCO Long-Term Real Return Fund	2,323,683	17,985

PIMCO Long-Term U.S. Government Fund	3,628,279	20,064

PIMCO Real Return Fund	783,623	9,592

PIMCO Total Return Fund	2,211,489	22,955

Total Mutual Funds (Cost $117,704)		117,344

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short-Term Floating NAV Portfolio III	1,361,335	$13,424

Total Short-Term Instruments (Cost $13,415)		13,424

Total Investments in Affiliates (Cost $131,119)		130,768

Total Investments 100.7% (Cost $233,498)		$261,757

Financial Derivative Instruments (d)(e) 0.2% (Cost or Premiums, net $1,087)		399

Other Assets and Liabilities, net (0.9)%		(2,185)

Net Assets 100.0%		$259,971

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,275.000	09/17/2021	15	$2	$107	$2
Put - CBOE S&P 500	2,525.000	09/17/2021	15	2	163	4
Put - CBOE S&P 500	2,575.000	12/17/2021	19	2	136	20
Put - CBOE S&P 500	2,825.000	12/17/2021	19	2	196	30
Put - CBOE S&P 500	2,975.000	03/18/2022	39	4	422	145
Put - CBOE S&P 500	3,000.000	06/17/2022	45	5	325	263

Total Purchased Options					$1,349	$464

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,900.000	09/17/2021	15	$2	$(54)	$(1)
Put - CBOE S&P 500	2,150.000	12/17/2021	19	2	(64)	(11)
Put - CBOE S&P 500	2,250.000	03/18/2022	39	4	(144)	(49)

Total Written Options					$(262)	$(61)

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$464	$0	$0	$464	$(61)	$0	$0	$(61)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	270	0.421% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$6,106	$0	$(2)	$0	$(2)
	Receive	FNRETR Index	211	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	4,772	0	(2)	0	(2)

Total Swap Agreements								$0	$(4)	$0	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$(230)	$(234)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(4)	$(4)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$464	$0	$0	$464

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$61	$0	$0	$61

Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

	$0	$0	$65	$0	$0	$65

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	43

Schedule of Investments	PIMCO REALPATH® Blend 2025 Fund	(Cont.)	June 30, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(659)	$0	$0	$(659)
Written Options	0	0	149	0	0	149

	$0	$0	$(510)	$0	$0	$(510)

Over the counter
Swap Agreements	$0	$0	$2,845	$0	$0	$2,845

	$0	$0	$2,335	$0	$0	$2,335

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(451)	$0	$0	$(451)
Written Options	0	0	96	0	0	96

	$0	$0	$(355)	$0	$0	$(355)

Over the counter
Swap Agreements	$0	$0	$78	$0	$0	$78

	$0	$0	$(277)	$0	$0	$(277)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Mutual Funds	$130,718	$0	$0	$130,718
Short-Term Instruments
U.S. Treasury Bills	0	271	0	271

	$130,718	$271	$0	$130,989

Investments in Affiliates, at Value
Mutual Funds	117,344	0	0	117,344
Short-Term Instruments
Central Funds Used for Cash Management Purposes	13,424	0	0	13,424

	$130,768	$0	$0	$130,768

Total Investments	$261,486	$271	$0	$261,757

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$464	$0	$464

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(61)	0	(61)
Over the counter	0	(4)	0	(4)

	$0	$(65)	$0	$(65)

Total Financial Derivative Instruments	$0	$399	$0	$399

Totals	$261,486	$670	$0	$262,156

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

44	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 60.6%

MUTUAL FUNDS 60.5%

Vanguard Developed Markets Index Fund ‘Institutional’	2,941,893	$48,688

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	632,878	21,702

Vanguard Institutional Index Fund ‘Institutional’	229,429	86,123

Vanguard Small-Cap Index Fund ‘Institutional’	131,367	14,179

Total Mutual Funds (Cost $132,128)		170,692

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.010% due 08/10/2021 (a)(b)	$301	301

Total Short-Term Instruments (Cost $301)		301

Total Investments in Securities (Cost $132,429)		170,993

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 39.3%

MUTUAL FUNDS (c) 34.8%

PIMCO Emerging Markets Local Currency and Bond Fund	1,488,331	$9,793

PIMCO High Yield Fund	407,571	3,713

PIMCO Income Fund	1,820,184	22,006

PIMCO International Bond Fund (U.S. Dollar-Hedged)	158,645	1,725

PIMCO Long-Term Real Return Fund	1,822,636	14,107

PIMCO Long-Term U.S. Government Fund	4,617,056	25,532

PIMCO Real Return Fund	506,316	6,197

PIMCO Total Return Fund	1,464,045	15,197

Total Mutual Funds (Cost $97,977)		98,270

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%

PIMCO Short-Term Floating NAV Portfolio III	1,296,832	$12,788

Total Short-Term Instruments (Cost $12,783)		12,788

Total Investments in Affiliates (Cost $110,760)		111,058

Total Investments 99.9% (Cost $243,189)		$282,051

Financial Derivative Instruments (d)(e) 0.2% (Cost or Premiums, net $1,230)		447

Other Assets and Liabilities, net (0.1)%		(268)

Net Assets 100.0%		$282,230

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,275.000	09/17/2021	17	$2	$122	$3
Put - CBOE S&P 500	2,525.000	09/17/2021	17	2	185	4
Put - CBOE S&P 500	2,575.000	12/17/2021	22	2	157	23
Put - CBOE S&P 500	2,825.000	12/17/2021	22	2	227	34
Put - CBOE S&P 500	2,975.000	03/18/2022	44	4	476	163
Put - CBOE S&P 500	3,000.000	06/17/2022	50	5	360	293

Total Purchased Options					$1,527	$520

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,900.000	09/17/2021	17	$2	$(60)	$(1)
Put - CBOE S&P 500	2,150.000	12/17/2021	22	2	(74)	(13)
Put - CBOE S&P 500	2,250.000	03/18/2022	44	4	(163)	(55)

Total Written Options					$(297)	$(69)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	45

Schedule of Investments	PIMCO REALPATH® Blend 2030 Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$520	$0	$0	$520	$(69)	$0	$0	$(69)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
Counterparty										Asset	Liability
JPM	Receive	FNRETR Index	296	0.421% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$6,694	$0	$(2)	$0	$(2)
	Receive	FNRETR Index	244	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	5,518	0	(2)	0	(2)

Total Swap Agreements								$0	$(4)	$0	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$(520)	$(524)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(4)	$(4)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$520	$0	$0	$520

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$69	$0	$0	$69

Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

	$0	$0	$73	$0	$0	$73

46	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(626)	$0	$0	$(626)
Written Options	0	0	137	0	0	137

	$0	$0	$(489)	$0	$0	$(489)

Over the counter
Swap Agreements	$0	$0	$3,318	$0	$0	$3,318

	$0	$0	$2,829	$0	$0	$2,829

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(648)	$0	$0	$(648)
Written Options	0	0	143	0	0	143

	$0	$0	$(505)	$0	$0	$(505)

Over the counter
Swap Agreements	$0	$0	$108	$0	$0	$108

	$0	$0	$(397)	$0	$0	$(397)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Mutual Funds	$170,692	$0	$0	$170,692
Short-Term Instruments
U.S. Treasury Bills	0	301	0	301

	$170,692	$301	$0	$170,993

Investments in Affiliates, at Value
Mutual Funds	98,270	0	0	98,270
Short-Term Instruments
Central Funds Used for Cash Management Purposes	12,788	0	0	12,788

	$111,058	$0	$0	$111,058

Total Investments	$281,750	$301	$0	$282,051

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$520	$0	$520

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(69)	0	(69)
Over the counter	0	(4)	0	(4)

	$0	$(73)	$0	$(73)

Total Financial Derivative Instruments	$0	$447	$0	$447

Totals	$281,750	$748	$0	$282,498

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	47

Schedule of Investments	PIMCO REALPATH® Blend 2035 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 68.8%

MUTUAL FUNDS 68.7%

Vanguard Developed Markets Index Fund ‘Institutional’	2,781,290	$46,030

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	556,625	19,087

Vanguard Institutional Index Fund ‘Institutional’	212,279	79,685

Vanguard Small-Cap Index Fund ‘Institutional’	118,419	12,781

Total Mutual Funds (Cost $122,174)		157,583

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.010% due 08/10/2021 (a)(b)	$261	261

Total Short-Term Instruments (Cost $261)		261

Total Investments in Securities (Cost $122,435)		157,844

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 31.0%

MUTUAL FUNDS (c) 25.8%

PIMCO Emerging Markets Local Currency and Bond Fund	1,054,251	$6,937

PIMCO High Yield Fund	189,763	1,729

PIMCO Income Fund	1,104,251	13,351

PIMCO International Bond Fund (U.S. Dollar-Hedged)	81,857	890

PIMCO Long-Term Real Return Fund	958,969	7,422

PIMCO Long-Term U.S. Government Fund	3,063,180	16,939

PIMCO Real Return Fund	290,441	3,555

PIMCO Total Return Fund	826,780	8,582

Total Mutual Funds (Cost $58,504)		59,405

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short-Term Floating NAV Portfolio III	1,193,779	$11,772

Total Short-Term Instruments (Cost $11,771)		11,772

Total Investments in Affiliates (Cost $70,275)		71,177

Total Investments 99.8% (Cost $192,710)		$229,021

Financial Derivative Instruments (d) (0.0)% (Cost or Premiums, net $0)		(3)

Other Assets and Liabilities, net 0.2%		544

Net Assets 100.0%		$229,562

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	233	0.421% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$5,269	$0	$(2)	$0	$(2)
	Receive	FNRETR Index	210	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	4,749	0	(1)	0	(1)

Total Swap Agreements								$0	$(3)	$0	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(3)	$(3)	$(3)	$(210)	$(213)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(3)	$(3)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$3	$0	$0	$3

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$2,701	$0	$0	$2,701

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$71	$0	$0	$71

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Mutual Funds	$157,583	$0	$0	$157,583
Short-Term Instruments
U.S. Treasury Bills	0	261	0	261

	$157,583	$261	$0	$157,844

Investments in Affiliates, at Value
Mutual Funds	59,405	0	0	59,405
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,772	0	0	11,772

	$71,177	$0	$0	$71,177

Total Investments	$228,760	$261	$0	$229,021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$(3)	$0	$(3)

Totals	$228,760	$258	$0	$229,018

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	49

Schedule of Investments	PIMCO REALPATH® Blend 2040 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.0%

MUTUAL FUNDS 76.9%

Vanguard Developed Markets Index Fund ‘Institutional’	3,556,630	$58,862

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	588,176	20,169

Vanguard Institutional Index Fund ‘Institutional’	247,368	92,857

Vanguard Small-Cap Index Fund ‘Institutional’	138,724	14,972

Total Mutual Funds (Cost $144,521)		186,860

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.010% due 08/10/2021 (a)(b)	$281	281

Total Short-Term Instruments (Cost $281)		281

Total Investments in Securities (Cost $144,802)		187,141

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 22.8%

MUTUAL FUNDS (c) 18.5%

PIMCO Emerging Markets Local Currency and Bond Fund	772,673	$5,084

PIMCO Income Fund	813,394	9,834

PIMCO International Bond Fund (U.S. Dollar-Hedged)	65,254	709

PIMCO Long-Term Real Return Fund	757,055	5,860

PIMCO Long-Term U.S. Government Fund	2,479,118	13,710

PIMCO Real Return Fund	226,080	2,767

PIMCO Total Return Fund	660,891	6,860

Total Mutual Funds (Cost $43,772)		44,824

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%

PIMCO Short-Term Floating NAV Portfolio III	1,065,276	$10,505

Total Short-Term Instruments (Cost $10,504)		10,505

Total Investments in Affiliates (Cost $54,276)		55,329

Total Investments 99.8% (Cost $199,078)		$242,470

Financial Derivative Instruments (d) (0.0)% (Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 0.2%		582

Net Assets 100.0%		$243,048

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	260	0.421% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$5,880	$0	$(2)	$0	$(2)
	Receive	FNRETR Index	230	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	5,201	0	(2)	0	(2)

Total Swap Agreements								$0	$(4)	$0	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$(230)	$(234)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(4)	$(4)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$2,882	$0	$0	$2,882

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$73	$0	$0	$73

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Mutual Funds	$186,860	$0	$0	$186,860
Short-Term Instruments
U.S. Treasury Bills	0	281	0	281

	$186,860	$281	$0	$187,141

Investments in Affiliates, at Value
Mutual Funds	44,824	0	0	44,824
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,505	0	0	10,505

	$55,329	$0	$0	$55,329

Total Investments	$242,189	$281	$0	$242,470

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Total Financial Derivative Instruments	$0	$(4)	$0	$(4)

Totals	$242,189	$277	$0	$242,466

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	51

Schedule of Investments	PIMCO REALPATH® Blend 2045 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.6%

MUTUAL FUNDS 82.5%

Vanguard Developed Markets Index Fund ‘Institutional’	3,792,562	$62,767

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	513,290	17,601

Vanguard Institutional Index Fund ‘Institutional’	240,944	90,445

Vanguard Small-Cap Index Fund ‘Institutional’	137,238	14,812

Total Mutual Funds (Cost $143,810)		185,625

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.010% due 08/10/2021 (a)(b)	$261	261

Total Short-Term Instruments (Cost $261)		261

Total Investments in Securities (Cost $144,071)		185,886

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.2%

MUTUAL FUNDS (c) 12.4%

PIMCO Emerging Markets Local Currency and Bond Fund	299,621	$1,972

PIMCO Income Fund	431,309	5,215

PIMCO International Bond Fund (U.S. Dollar-Hedged)	43,665	475

PIMCO Long-Term Real Return Fund	522,599	4,045

PIMCO Long-Term U.S. Government Fund	1,710,215	9,457

PIMCO Real Return Fund	154,517	1,891

PIMCO Total Return Fund	455,903	4,732

Total Mutual Funds (Cost $27,102)		27,787

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.8%

PIMCO Short-Term Floating NAV Portfolio III	1,089,431	$10,743

Total Short-Term Instruments (Cost $10,742)		10,743

Total Investments in Affiliates (Cost $37,844)		38,530

Total Investments 99.8% (Cost $181,915)		$224,416

Financial Derivative Instruments (d) (0.0)% (Cost or Premiums, net $0)		(3)

Other Assets and Liabilities, net 0.2%		532

Net Assets 100.0%		$224,945

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	244	0.421% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$5,518	$0	$(2)	$0	$(2)
	Receive	FNRETR Index	215	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	4,862	0	(1)	0	(1)

Total Swap Agreements								$0	$(3)	$0	$(3)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(3)	$(3)	$(3)	$(220)	$(223)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(3)	$(3)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$3	$0	$0	$3

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$2,682	$0	$0	$2,682

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$68	$0	$0	$68

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Mutual Funds	$185,625	$0	$0	$185,625
Short-Term Instruments
U.S. Treasury Bills	0	261	0	261

	$185,625	$261	$0	$185,886

Investments in Affiliates, at Value
Mutual Funds	27,787	0	0	27,787
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,743	0	0	10,743

	$38,530	$0	$0	$38,530

Total Investments	$224,155	$261	$0	$224,416

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$(3)	$0	$(3)

Totals	$224,155	$258	$0	$224,413

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	53

Schedule of Investments	PIMCO REALPATH® Blend 2050 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.0%

MUTUAL FUNDS 85.9%

Vanguard Developed Markets Index Fund ‘Institutional’	4,106,625	$67,965

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	508,058	17,421

Vanguard Institutional Index Fund ‘Institutional’	253,382	95,114

Vanguard Small-Cap Index Fund ‘Institutional’	143,959	15,538

Total Mutual Funds (Cost $149,004)		196,038

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.010% due 08/10/2021 (a)(b)	$271	271

Total Short-Term Instruments (Cost $271)		271

Total Investments in Securities (Cost $149,275)		196,309

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.7%

MUTUAL FUNDS (c) 8.5%

PIMCO Emerging Markets Local Currency and Bond Fund	133,590	$879

PIMCO Income Fund	280,385	3,390

PIMCO International Bond Fund (U.S. Dollar-Hedged)	32,859	357

PIMCO Long-Term Real Return Fund	541,919	4,195

PIMCO Long-Term U.S. Government Fund	1,015,919	5,618

PIMCO Real Return Fund	108,102	1,323

PIMCO Total Return Fund	333,519	3,462

Total Mutual Funds (Cost $18,731)		19,224

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.2%

PIMCO Short-Term Floating NAV Portfolio III	1,207,610	$11,908

Total Short-Term Instruments (Cost $11,907)		11,908

Total Investments in Affiliates (Cost $30,638)		31,132

Total Investments 99.7% (Cost $179,913)		$227,441

Financial Derivative Instruments (d) (0.0)% (Cost or Premiums, net $0)		(4)

Other Assets and Liabilities, net 0.3%		764

Net Assets 100.0%		$228,201

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
Counterparty										Asset	Liability
JPM	Receive	FNRETR Index	249	0.421% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$5,631	$0	$(2)	$0	$(2)
	Receive	FNRETR Index	219	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	4,953	0	(2)	0	(2)

Total Swap Agreements								$0	$(4)	$0	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$(220)	$(224)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(4)	$(4)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$2,841	$0	$0	$2,841

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$95	$0	$0	$95

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Mutual Funds	$196,038	$0	$0	$196,038
Short-Term Instruments
U.S. Treasury Bills	0	271	0	271

	$196,038	$271	$0	$196,309

Investments in Affiliates, at Value
Mutual Funds	19,224	0	0	19,224
Short-Term Instruments
Central Funds Used for Cash Management Purposes	11,908	0	0	11,908

	$31,132	$0	$0	$31,132

Total Investments	$227,170	$271	$0	$227,441

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4)	$0	$(4)

Total Financial Derivative Instruments	$0	$(4)	$0	$(4)

Totals	$227,170	$267	$0	$227,437

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	55

Schedule of Investments	PIMCO REALPATH® Blend 2055 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.7%

MUTUAL FUNDS 87.7%

Vanguard Developed Markets Index Fund ‘Institutional’	2,491,466	$41,233

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	295,071	10,118

Vanguard Institutional Index Fund ‘Institutional’	150,948	56,663

Vanguard Small-Cap Index Fund ‘Institutional’	84,961	9,170

Total Mutual Funds (Cost $92,935)		117,184

Total Investments in Securities (Cost $92,935)		117,184

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.7%

MUTUAL FUNDS (a) 7.1%

PIMCO Emerging Markets Local Currency and Bond Fund	59,426	$391

PIMCO Income Fund	139,592	1,688

PIMCO International Bond Fund (U.S. Dollar-Hedged)	20,122	219

PIMCO Long-Term Real Return Fund	404,944	3,134

PIMCO Long-Term U.S. Government Fund	304,868	1,686

PIMCO Real Return Fund	55,302	677

PIMCO Total Return Fund	163,018	1,692

Total Mutual Funds (Cost $9,224)		9,487

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.6%

PIMCO Short-Term Floating NAV Portfolio III	617,881	$6,093

Total Short-Term Instruments (Cost $6,092)		6,093

Total Investments in Affiliates (Cost $15,316)		15,580

Total Investments 99.4% (Cost $108,251)		$132,764

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $0)		(2)

Other Assets and Liabilities, net 0.6%		869

Net Assets 100.0%		$133,631

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	154	0.421% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$3,483	$0	$(1)	$0	$(1)
	Receive	FNRETR Index	122	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	2,759	0	(1)	0	(1)

Total Swap Agreements								$0	$(2)	$0	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(2)	$(2)	$(2)	$(260)	$(262)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(2)	$(2)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

56	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$0	$2	$0	$0	$2

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$1,618	$0	$0	$1,618

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$18	$0	$0	$18

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Mutual Funds	$117,184	$0	$0	$117,184

	$117,184	$0	$0	$117,184

Investments in Affiliates, at Value
Mutual Funds	9,487	0	0	9,487
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,093	0	0	6,093

	$15,580	$0	$0	$15,580

Total Investments	$132,764	$0	$0	$132,764

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2)	$0	$(2)

Total Financial Derivative Instruments	$0	$(2)	$0	$(2)

Totals	$132,764	$(2)	$0	$132,762

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	57

Schedule of Investments	PIMCO REALPATH® Blend 2060 Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.0%

MUTUAL FUNDS 87.0%

Vanguard 500 Index Fund ‘Admiral’	13,087	$5,191

Vanguard Developed Markets Index Fund ‘Admiral’	230,011	3,802

Vanguard Emerging Markets Stock Index Fund ‘Admiral’	20,373	919

Vanguard Small-Cap Index Fund ‘Admiral’	7,687	830

Total Mutual Funds (Cost $9,165)		10,742

Total Investments in Securities (Cost $9,165)		10,742

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 10.9%

MUTUAL FUNDS (a) 6.8%

PIMCO Emerging Markets Local Currency and Bond Fund	4,934	$32

PIMCO Income Fund	12,599	152

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,439	16

PIMCO Long-Term Real Return Fund	39,423	305

PIMCO Long-Term U.S. Government Fund	23,220	128

PIMCO Real Return Fund	4,720	58

PIMCO Total Return Fund	14,725	153

Total Mutual Funds (Cost $824)		844

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%

PIMCO Short-Term Floating NAV Portfolio III	50,766	$501

Total Short-Term Instruments (Cost $501)		501

Total Investments in Affiliates (Cost $1,325)		1,345

Total Investments 97.9% (Cost $10,490)		$12,087

Financial Derivative Instruments (b) (0.0)% (Cost or Premiums, net $0)		0

Other Assets and Liabilities, net 2.1%		260

Net Assets 100.0%		$12,347

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	15	0.421% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$339	$0	$0	$0	$0
	Receive	FNRETR Index	10	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	226	0	0	0	0

Total Swap Agreements								$0	$0	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total Over the Counter	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

58	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$128	$0	$0	$128

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Mutual Funds	$10,742	$0	$0	$10,742

	$10,742	$0	$0	$10,742

Investments in Affiliates, at Value
Mutual Funds	844	0	0	844

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$501	$0	$0	$501

	$1,345	$0	$0	$1,345

Total Investments	$12,087	$0	$0	$12,087

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	59

Schedule of Investments	PIMCO REALPATH® Blend Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 41.1%

MUTUAL FUNDS 41.0%

Vanguard Developed Markets Index Fund ‘Institutional’	1,991,422	$32,958

Vanguard Emerging Markets Stock Index Fund ‘Institutional’	383,309	13,144

Vanguard Institutional Index Fund ‘Institutional’	129,712	48,691

Vanguard Small-Cap Index Fund ‘Institutional’	83,957	9,061

Total Mutual Funds (Cost $78,441)		103,854

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.1%

U.S. TREASURY BILLS 0.1%
0.010% due 08/10/2021 (a)(b)	$271	271

Total Short-Term Instruments (Cost $271)		271

Total Investments in Securities (Cost $78,712)		104,125

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 58.5%

MUTUAL FUNDS (c) 54.8%

PIMCO Emerging Markets Local Currency and Bond Fund	1,901,742	$12,513

PIMCO High Yield Fund	500,752	4,562

PIMCO Income Fund	3,332,500	40,290

PIMCO International Bond Fund (U.S. Dollar-Hedged)	364,635	3,964

PIMCO Long-Term Real Return Fund	2,079,568	16,096

PIMCO Long-Term U.S. Government Fund	2,382,625	13,176

PIMCO Real Return Fund	1,163,757	14,244

PIMCO Total Return Fund	3,298,892	34,243

Total Mutual Funds (Cost $138,004)		139,088

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short-Term Floating NAV Portfolio III	961,076	$9,477

Total Short-Term Instruments (Cost $9,472)		9,477

Total Investments in Affiliates (Cost $147,476)		148,565

Total Investments 99.6% (Cost $226,188)		$252,690

Financial Derivative Instruments (d)(e) 0.2% (Cost or Premiums, net $1,130)		401

Other Assets and Liabilities, net 0.2%		679

Net Assets 100.0%		$253,770

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.
(b)	Coupon represents a yield to maturity.
(c)	Institutional Class Shares of each Fund.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,275.000	09/17/2021	17	$2	$122	$3
Put - CBOE S&P 500	2,525.000	09/17/2021	17	2	185	4
Put - CBOE S&P 500	2,575.000	12/17/2021	20	2	143	21
Put - CBOE S&P 500	2,825.000	12/17/2021	20	2	206	31
Put - CBOE S&P 500	2,975.000	03/18/2022	39	4	422	145
Put - CBOE S&P 500	3,000.000	06/17/2022	45	5	324	263

Total Purchased Options					$1,402	$467

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	1,900.000	09/17/2021	17	$2	$(60)	$(1)
Put - CBOE S&P 500	2,150.000	12/17/2021	20	2	(68)	(12)
Put - CBOE S&P 500	2,250.000	03/18/2022	39	4	(144)	(49)

Total Written Options					$(272)	$(62)

60	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$467	$0	$0	$467	$(62)	$0	$0	$(62)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	FNRETR Index	263	0.421% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	$5,948	$0	$(2)	$0	$(2)
	Receive	FNRETR Index	209	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/23/2022	4,726	0	(2)	0	(2)

Total Swap Agreements								$0	$(4)	$0	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged(received) as of June 30, 2021:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$0	$(4)	$(4)	$(4)	$(230)	$(234)

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(4)	$(4)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$467	$0	$0	$467

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$62	$0	$0	$62

Over the counter
Swap Agreements	$0	$0	$4	$0	$0	$4

	$0	$0	$66	$0	$0	$66

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	61

Schedule of Investments	PIMCO REALPATH® Blend Income Fund	(Cont.)	June 30, 2021

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(875)	$0	$0	$(875)
Written Options	0	0	198	0	0	198

	$0	$0	$(677)	$0	$0	$(677)

Over the counter
Swap Agreements	$0	$0	$2,858	$0	$0	$2,858

	$0	$0	$2,181	$0	$0	$2,181

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(354)	$0	$0	$(354)
Written Options	0	0	70	0	0	70

	$0	$0	$(284)	$0	$0	$(284)

Over the counter
Swap Agreements	$0	$0	$46	$0	$0	$46

	$0	$0	$(238)	$0	$0	$(238)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Mutual Funds	$103,854	$0	$0	$103,854
Short-Term Instruments
U.S. Treasury Bills	0	271	0	271

	$103,854	$271	$0	$104,125

Investments in Affiliates, at Value
Mutual Funds	139,088	0	0	139,088
Short-Term Instruments
Central Funds Used for Cash Management Purposes	9,477	0	0	9,477

	$148,565	$0	$0	$148,565

Total Investments	$252,419	$271	$0	$252,690

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$467	$0	$467

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(62)	0	(62)
Over the counter	0	(4)	0	(4)

	$0	$(66)	$0	$(66)

Total Financial Derivative Instruments	$0	$401	$0	$401

Totals	$252,419	$672	$0	$253,091

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

62	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	June 30, 2021

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, and Class A shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Each Fund may invest substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and series of PIMCO Funds sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the Act (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO REALPATH® Blend 2025 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2030 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2035 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2040 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2045 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2050 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2055 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend 2060 Fund	Quarterly	Quarterly

PIMCO REALPATH® Blend Income Fund	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be

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Notes to Financial Statements	(Cont.)

different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an

Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

64	PIMCO EQUITY SERIES

June 30, 2021

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered

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Notes to Financial Statements	(Cont.)

may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales,

66	PIMCO EQUITY SERIES

June 30, 2021

accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest substantially all or a significant portion of its assets in Underlying PIMCO Funds and Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at

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Notes to Financial Statements	(Cont.)

www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended June 30, 2021 (amounts in thousands†):

PIMCO REALPATH® Blend 2025 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$4,471	$6,163	$(136)	$(1)	$233	$10,730	$284	$0

PIMCO High Yield Fund	2,745	2,810	(1,819)	20	241	3,997	178	0

PIMCO Income Fund	15,972	19,521	(7,910)	39	1,775	29,397	347	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,501	1,828	(702)	(12)	9	2,624	57	0

PIMCO Long-Term Real Return Fund	6,633	14,977	(1,072)	(369)	(2,184)	17,985	845	2,648

PIMCO Long-Term U.S. Government Fund	2,852	19,048	(416)	(129)	(1,291)	20,064	369	777

PIMCO Real Return Fund	5,457	7,116	(3,166)	(36)	221	9,592	350	0

PIMCO Short-Term Floating NAV Portfolio III	6,003	65,419	(58,000)	1	1	13,424	19	0

PIMCO Total Return Fund	13,168	18,315	(7,473)	(376)	(679)	22,955	1,017	199

Totals	$58,802	$155,197	$(80,694)	$(863)	$(1,674)	$130,768	$3,466	$3,624

PIMCO REALPATH® Blend 2030 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$4,828	$4,809	$0	$0	$156	$9,793	$393	$0

PIMCO High Yield Fund	3,319	2,674	(2,573)	45	248	3,713	190	0

PIMCO Income Fund	16,847	14,472	(11,063)	139	1,611	22,006	287	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	1,544	1,456	(1,275)	(18)	18	1,725	50	0

PIMCO Long-Term Real Return Fund	4,246	11,720	(351)	(77)	(1,431)	14,107	589	1,608

PIMCO Long-Term U.S. Government Fund	1,843	24,509	0	0	(820)	25,532	313	472

PIMCO Real Return Fund	5,582	4,831	(4,374)	(26)	184	6,197	294	0

PIMCO Short-Term Floating NAV Portfolio III	7,163	61,923	(56,300)	6	(4)	12,788	23	0

PIMCO Total Return Fund	13,469	13,751	(11,009)	(505)	(509)	15,197	939	192

Totals	$58,841	$140,145	$(86,945)	$(436)	$(547)	$111,058	$3,078	$2,272

PIMCO REALPATH® Blend 2035 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$3,195	$3,579	$0	$0	$163	$6,937	$194	$0

PIMCO High Yield Fund	2,498	2,117	(3,101)	65	150	1,729	133	0

PIMCO Income Fund	10,809	10,661	(9,254)	125	1,010	13,351	178	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	973	852	(933)	(13)	11	890	31	0

PIMCO Long-Term Real Return Fund	853	6,781	0	0	(212)	7,422	218	342

PIMCO Long-Term U.S. Government Fund	378	16,668	0	0	(107)	16,939	140	100

PIMCO Real Return Fund	3,429	3,505	(3,469)	(6)	96	3,555	179	0

PIMCO Short-Term Floating NAV Portfolio III	5,251	48,020	(41,500)	7	(6)	11,772	19	0

PIMCO Total Return Fund	8,275	9,575	(8,604)	(377)	(287)	8,582	590	122

Totals	$35,661	$101,758	$(66,861)	$(199)	$818	$71,177	$1,682	$564

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June 30, 2021

PIMCO REALPATH® Blend 2040 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$2,959	$2,875	$(903)	$(7)	$160	$5,084	$160	$0

PIMCO High Yield Fund	2,782	1,905	(4,898)	152	59	0	117	0

PIMCO Income Fund	9,483	9,001	(9,588)	131	807	9,834	137	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	743	697	(728)	(8)	5	709	24	0

PIMCO Long-Term Real Return Fund	0	5,673	0	0	187	5,860	123	0

PIMCO Long-Term U.S. Government Fund	0	13,614	0	0	96	13,710	87	0

PIMCO Real Return Fund	2,764	2,713	(2,775)	(8)	73	2,767	140	0

PIMCO Short-Term Floating NAV Portfolio III	4,583	44,521	(38,600)	10	(9)	10,505	20	0

PIMCO Total Return Fund	6,672	7,805	(7,099)	(294)	(224)	6,860	457	94

Totals	$29,986	$88,804	$(64,591)	$(24)	$1,154	$55,329	$1,265	$94

PIMCO REALPATH® Blend 2045 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$2,195	$1,824	$(2,174)	$(4)	$131	$1,972	$96	$0

PIMCO High Yield Fund	2,595	1,592	(4,379)	122	70	0	105	0

PIMCO Income Fund	6,585	5,609	(7,604)	110	515	5,215	79	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	459	400	(382)	(5)	3	475	14	0

PIMCO Long-Term Real Return Fund	0	3,899	0	0	146	4,045	84	0

PIMCO Long-Term U.S. Government Fund	0	9,373	0	0	84	9,457	59	0

PIMCO Real Return Fund	1,616	1,557	(1,323)	(14)	55	1,891	86	0

PIMCO Short-Term Floating NAV Portfolio III	4,822	40,419	(34,500)	7	(5)	10,743	20	0

PIMCO Total Return Fund	4,012	4,590	(3,567)	(155)	(148)	4,732	271	55

Totals	$22,284	$69,263	$(53,929)	$61	$851	$38,530	$814	$55

PIMCO REALPATH® Blend 2050 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$2,196	$1,263	$(2,714)	$84	$50	$879	$78	$0

PIMCO High Yield Fund	2,977	1,429	(4,619)	127	86	0	114	0

PIMCO Income Fund	6,046	3,738	(6,928)	114	420	3,390	59	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	353	237	(233)	(3)	3	357	10	0

PIMCO Long-Term Real Return Fund	0	4,043	0	0	152	4,195	89	0

PIMCO Long-Term U.S. Government Fund	0	5,572	0	0	46	5,618	36	0

PIMCO Real Return Fund	1,236	859	(804)	(9)	41	1,323	61	0

PIMCO Short-Term Floating NAV Portfolio III	4,685	33,222	(26,001)	13	(11)	11,908	22	0

PIMCO Total Return Fund	3,055	2,837	(2,221)	(94)	(115)	3,462	193	39

Totals	$20,548	$53,200	$(43,520)	$232	$672	$31,132	$662	$39

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Notes to Financial Statements	(Cont.)

PIMCO REALPATH® Blend 2055 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$963	$743	$(1,375)	$27	$33	$391	$37	$0

PIMCO High Yield Fund	1,395	966	(2,464)	69	34	0	58	0

PIMCO Income Fund	2,580	2,195	(3,329)	71	171	1,688	28	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	123	96	0	0	0	219	5	0

PIMCO Long-Term Real Return Fund	0	3,021	0	0	113	3,134	64	0

PIMCO Long-Term U.S. Government Fund	0	1,671	0	0	15	1,686	10	0

PIMCO Real Return Fund	490	453	(278)	(4)	16	677	27	0

PIMCO Short-Term Floating NAV Portfolio III	3,081	24,211	(21,200)	4	(3)	6,093	11	0

PIMCO Total Return Fund	1,181	1,339	(740)	(38)	(50)	1,692	82	16

Totals	$9,813	$34,695	$(29,386)	$129	$329	$15,580	$322	$16

PIMCO REALPATH® Blend 2060 Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$46	$94	$(111)	$(3)	$6	$32	$2	$0

PIMCO High Yield Fund	68	133	(207)	2	4	0	4	0

PIMCO Income Fund	124	280	(269)	4	13	152	2	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	6	10	0	0	0	16	0	0

PIMCO Long-Term Real Return Fund	0	294	0	0	11	305	5	0

PIMCO Long-Term U.S. Government Fund	0	127	0	0	1	128	1	0

PIMCO Real Return Fund	22	55	(20)	0	1	58	2	0

PIMCO Short-Term Floating NAV Portfolio III	0	1,201	(700)	0	0	501	1	0

PIMCO Total Return Fund	56	157	(54)	(3)	(3)	153	6	1

Totals	$322	$2,351	$(1,361)	$0	$33	$1,345	$23	$1

PIMCO REALPATH® Blend Income Fund
Underlying PIMCO Funds	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Local Currency and Bond Fund	$7,330	$4,995	$(187)	$(7)	$382	$12,513	$376	$0

PIMCO High Yield Fund	3,832	1,922	(1,510)	22	296	4,562	206	0

PIMCO Income Fund	26,930	15,625	(4,844)	63	2,516	40,290	497	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	2,706	1,615	(362)	(6)	11	3,964	82	0

PIMCO Long-Term Real Return Fund	8,752	11,796	(1,697)	(624)	(2,131)	16,096	844	2,814

PIMCO Long-Term U.S. Government Fund	3,763	11,830	(830)	(378)	(1,209)	13,176	344	826

PIMCO Real Return Fund	9,426	6,155	(1,652)	(24)	339	14,244	517	0

PIMCO Short-Term Floating NAV Portfolio III	10,456	66,719	(67,700)	4	(2)	9,477	19	0

PIMCO Total Return Fund	22,998	17,100	(4,467)	(237)	(1,151)	34,243	1,447	276

Totals	$96,193	$137,757	$(83,249)	$(1,187)	$(949)	$148,565	$4,332	$3,916

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund, unless otherwise advised on IRS Form 1099-DIV. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act,

which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to

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Notes to Financial Statements	(Cont.)

interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within

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centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

New Fund	—	—	—	—	—	—	—	X	—

Small Fund	—	—	—	—	—	—	X	X	—

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Notes to Financial Statements	(Cont.)

Risks	PIMCO REALPATH® Blend 2025 Fund	PIMCO REALPATH® Blend 2030 Fund	PIMCO REALPATH® Blend 2035 Fund	PIMCO REALPATH® Blend 2040 Fund	PIMCO REALPATH® Blend 2045 Fund	PIMCO REALPATH® Blend 2050 Fund	PIMCO REALPATH® Blend 2055 Fund	PIMCO REALPATH® Blend 2060 Fund	PIMCO REALPATH® Blend Income Fund

Allocation	X	X	X	X	X	X	X	X	—

Acquired Fund	X	X	X	X	X	X	X	X	X

Investment in Acquired Fund Risks

New Fund	X	X	X	X	X	X	X	X	X

Small Fund	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X

High Yield and Distressed Company	X	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X

Commodity	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X	X	X

Small-Cap and Mid-Cap Company	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X

Tax	X	X	X	X	X	X	X	X	X

Subsidiary	X	X	X	X	X	X	X	X	X

Convertible Securities	X	X	X	X	X	X	X	X	X

Exchange-Traded Fund	X	X	X	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X	X	X	X

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk  is the risk that a new Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new Funds may not attract sufficient assets to achieve investment and trading efficiencies.

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Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, a Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

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Notes to Financial Statements	(Cont.)

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject a Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

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June 30, 2021

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or

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Notes to Financial Statements	(Cont.)

breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect

78	PIMCO EQUITY SERIES

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to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class A	Class R
PIMCO REALPATH® Blend 2025 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2030 Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2035 Fund	0.02%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2040 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2045 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2050 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2055 Fund	0.03%	0.02%	0.02%	0.27%	0.27%	*
PIMCO REALPATH® Blend 2060 Fund	0.03%	0.02%	0.02%	0.27%	N/A
PIMCO REALPATH® Blend Income Fund	0.01%	0.02%	0.02%	0.27%	0.27%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.25% for Class R shares and in connection with personal services rendered to Class A and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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Notes to Financial Statements	(Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Distribution Fee		Servicing Fee

Administrative Class	0.25%		—

Class A	—		0.25%

Class R	0.25%	*	0.25%	*

*	This particular share class has been registered with the SEC, but has not yet launched.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares. For the period ended June 30, 2021, the Distributor retained $16,527 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not

“interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organizational expenses; and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2021, to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2021, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RealPath® Blend 2025 Fund	$0	$0	$7	$7

PIMCO RealPath® Blend 2030 Fund	0	0	9	9

PIMCO RealPath® Blend 2035 Fund	0	0	8	8

PIMCO RealPath® Blend 2040 Fund	0	0	9	9

PIMCO RealPath® Blend 2045 Fund	0	0	10	10

PIMCO RealPath® Blend 2050 Fund	0	0	12	12

PIMCO RealPath® Blend 2055 Fund	0	0	4	4

PIMCO RealPath® Blend 2060 Fund	0	68	0	68

PIMCO RealPath® Blend Income Fund	0	0	7	7

†	A zero balance may reflect actual amounts rounding to less than one thousand.

80	PIMCO EQUITY SERIES

June 30, 2021

(f) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

The expenses associated with investing in a fund of funds are generally higher than those for mutual funds that do not invest in other mutual funds. The cost of investing in a fund of funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a fund of funds, an investor will indirectly bear fees and expenses charged by Acquired Funds in addition to each Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to the shareholders and may therefore increase the amount of taxes payable by shareholders.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO REALPATH® Blend 2025 Fund	$0	$0	$150,428	$37,420

PIMCO REALPATH® Blend 2030 Fund	0	0	154,642	54,479

PIMCO REALPATH® Blend 2035 Fund	0	0	116,969	34,147

PIMCO REALPATH® Blend 2040 Fund	0	0	125,822	46,596

PIMCO REALPATH® Blend 2045 Fund	0	0	105,377	35,843

PIMCO REALPATH® Blend 2050 Fund	0	0	83,930	33,009

PIMCO REALPATH® Blend 2055 Fund	0	0	59,980	12,435

PIMCO REALPATH® Blend 2060 Fund	0	0	8,454	1,352

PIMCO REALPATH® Blend Income Fund	0	0	107,837	32,972

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO REALPATH® Blend 2025 Fund				PIMCO REALPATH® Blend 2030 Fund

	Year Ended 06/30/2021		Year Ended 06/30/2020		Year Ended 06/30/2021		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	11,135	$141,756	5,446	$62,831	9,816	$127,467	5,976	$69,709

Administrative Class	188	2,422	856	9,802	200	2,579	839	9,655

Class A	347	4,454	95	1,096	130	1,723	164	1,925
Issued as reinvestment of distributions

Institutional Class	819	10,693	136	1,586	735	9,901	199	2,365

Administrative Class	133	1,732	66	764	117	1,571	65	774

Class A	37	477	13	150	28	376	15	177
Cost of shares redeemed

Institutional Class	(2,487)	(31,940)	(1,566)	(17,815)	(2,543)	(33,565)	(1,732)	(19,492)

Administrative Class	(560)	(7,146)	(341)	(3,845)	(251)	(3,297)	(419)	(4,783)

Class A	(182)	(2,341)	(42)	(474)	(53)	(676)	(127)	(1,463)

Net increase (decrease) resulting from Fund share transactions	9,430	$120,107	4,663	$54,095	8,179	$106,079	4,980	$58,867

	PIMCO REALPATH® Blend 2035 Fund				PIMCO REALPATH® Blend 2040 Fund

	Year Ended 06/30/2021		Year Ended 06/30/2020		Year Ended 06/30/2021		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	8,363	$109,354	4,095	$48,247	7,980	$106,187	3,630	$42,768

Administrative Class	228	3,081	609	7,020	154	2,044	544	6,307

Class A	94	1,259	170	1,954	116	1,585	160	1,862
Issued as reinvestment of distributions

Institutional Class	423	5,839	134	1,594	406	5,737	189	2,279

Administrative Class	69	953	53	630	46	644	39	473

Class A	18	245	12	143	18	258	20	237
Cost of shares redeemed

Institutional Class	(2,072)	(27,626)	(1,290)	(14,620)	(2,114)	(28,619)	(1,389)	(16,002)

Administrative Class	(303)	(3,987)	(300)	(3,272)	(199)	(2,688)	(206)	(2,242)

Class A	(92)	(1,218)	(94)	(1,072)	(208)	(2,765)	(173)	(1,945)

Net increase (decrease) resulting from Fund share transactions	6,728	$87,900	3,389	$40,624	6,199	$82,383	2,814	$33,737

	PIMCO REALPATH® Blend 2045 Fund				PIMCO REALPATH® Blend 2050 Fund

	Year Ended 06/30/2021		Year Ended 06/30/2020		Year Ended 06/30/2021		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,517	$87,372	3,055	$35,705	5,522	$74,111	2,725	$31,580

Administrative Class	195	2,648	463	5,341	93	1,306	358	4,118

Class A	49	662	74	863	68	925	89	1,004
Issued as reinvestment of distributions

Institutional Class	356	5,111	196	2,361	350	5,073	233	2,820

Administrative Class	39	556	33	400	40	580	44	539

Class A	8	116	10	124	8	113	11	130
Cost of shares redeemed

Institutional Class	(1,499)	(20,208)	(1,326)	(15,077)	(1,695)	(23,028)	(1,171)	(13,499)

Administrative Class	(144)	(1,989)	(186)	(2,085)	(213)	(2,861)	(302)	(3,464)

Class A	(69)	(888)	(135)	(1,518)	(109)	(1,386)	(131)	(1,495)

Net increase (decrease) resulting from Fund share transactions	5,452	$73,380	2,184	$26,114	4,064	$54,833	1,856	$21,733

82	PIMCO EQUITY SERIES

June 30, 2021

	PIMCO REALPATH® Blend 2055 Fund				PIMCO REALPATH® Blend 2060 Fund

	Year Ended 06/30/2021		Year Ended 06/30/2020		Year Ended 06/30/2021		Inception date through 06/30/2020(a)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	4,689	$63,764	2,686	$31,279	702	$7,847	301	$3,011

Administrative Class	170	2,333	405	4,695	4	49	1	10

Class A	53	723	73	840	64	690	3	33
Issued as reinvestment of distributions

Institutional Class	202	2,964	103	1,244	13	154	0	0

Administrative Class	13	189	9	110	0	1	0	0

Class A	5	72	7	81	1	11	0	0
Cost of shares redeemed

Institutional Class	(1,297)	(17,711)	(1,107)	(12,926)	(98)	(1,121)	0	0

Administrative Class	(87)	(1,162)	(48)	(540)	0	(2)	0	0

Class A	(84)	(1,083)	(82)	(940)	(1)	(15)	0	(3)

Net increase (decrease) resulting from Fund share transactions	3,664	$50,089	2,046	$23,843	685	$7,614	305	$3,051

	PIMCO REALPATH® Blend Income Fund

	Year Ended 06/30/2021		Year Ended 06/30/2020

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	8,670	$108,154	6,527	$74,835

Administrative Class	168	2,108	322	3,680

Class A	1,083	13,537	575	6,449
Issued as reinvestment of distributions

Institutional Class	855	10,790	81	930

Administrative Class	158	1,988	36	412

Class A	130	1,633	26	303
Issued in reorganization^

Institutional Class	0	0	3,894	45,204

Administrative Class	0	0	1,507	17,511

Class A	0	0	429	4,958
Cost of shares redeemed

Institutional Class	(3,828)	(48,133)	(3,251)	(36,815)

Administrative Class	(462)	(5,768)	(343)	(3,806)

Class A	(254)	(3,167)	(239)	(2,671)

Net increase (decrease) resulting from Fund share transactions	6,520	$81,142	9,564	$110,990

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 15 in the Notes to Financial Statements.
(a)	Inception date of the Fund was December 31, 2019.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2021. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO REALPATH® Blend 2025 Fund	1	0	15%	0%

PIMCO REALPATH® Blend 2030 Fund	1	0	12%	0%

PIMCO REALPATH® Blend 2035 Fund	1	0	13%	0%

PIMCO REALPATH® Blend 2040 Fund	1	0	11%	0%

PIMCO REALPATH® Blend 2045 Fund	1	0	10%	0%

PIMCO REALPATH® Blend 2055 Fund	1	0	15%	0%

PIMCO REALPATH® Blend 2060 Fund	1	1	24%	31%

ANNUAL REPORT	|	JUNE 30, 2021	83

Notes to Financial Statements	(Cont.)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. REORGANIZATION

The Board approved the reorganization (the “Reorganization”) of the PIMCO REALPATH® Blend 2020 Fund (the “Acquired Fund”) into the PIMCO REALPATH® Blend Income Fund (the “Acquiring Fund”). Pursuant to the Reorganization, shareholders of each class of the Acquired Fund became shareholders of the corresponding class of shares of the Acquiring Fund. The reorganization became effective upon the close of business on January 10, 2020. As a result, all shares held in the Acquired Fund were automatically exchanged for shares of the Acquiring Fund. The transaction was structured to qualify as a tax-free reorganization under Section 368(a) of the Code. Pursuant to the Agreement and Plan of Reorganization, Institutional Class, Administrative Class and Class A of the Acquired Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Acquired Fund as of the close of business on the date of the reorganization. The investment portfolio of the Acquired Fund, with a fair value of approximately $67,670,713 and identified cost of approximately $64,350,156 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of January 10, 2020, the Acquired Fund did not have any pre-enactment net capital loss carryforwards. The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)

Acquired Fund				3,321

Institutional Class	3,923	45,204	11.52

Administrative Class	1,522	17,511	11.51

Class A	431	4,958	11.50

Acquiring Fund				3,542,410

Institutional Class	2,305	26,769	11.61

Administrative Class	1,145	13,307	11.62

Class A	913	10,553	11.56

Post Reorganization

Acquiring Fund				3,545,731

Institutional Class	6,199	71,973	11.61

Administrative Class	2,652	30,818	11.62

Class A	1,341	15,511	11.56

PIMCO paid all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the reorganization transaction, excluding costs in connection with the purchase or sale of portfolio securities, if any.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2021, the Funds have

84	PIMCO EQUITY SERIES

June 30, 2021

recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO REALPATH® Blend 2025 Fund	$0	$2,240	$26,973	$0	$0	$0	$0	$29,213

PIMCO REALPATH® Blend 2030 Fund	0	3,467	37,803	0	0	0	0	41,270

PIMCO REALPATH® Blend 2035 Fund	463	2,376	35,504	0	0	0	0	38,343

PIMCO REALPATH® Blend 2040 Fund	941	2,659	42,461	0	0	0	0	46,061

PIMCO REALPATH® Blend 2045 Fund	676	2,564	41,703	0	0	0	0	44,943

PIMCO REALPATH® Blend 2050 Fund	992	2,890	46,833	0	0	0	0	50,715

PIMCO REALPATH® Blend 2055 Fund	388	1,440	24,165	0	0	0	0	25,993

PIMCO REALPATH® Blend 2060 Fund	90	10	1,582	0	0	0	0	1,682

PIMCO REALPATH® Blend Income Fund	0	2,572	24,238	0	0	0	0	26,810

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain options contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through June 30, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through June 30, 2021 and Ordinary losses realized during the period January 1, 2021 through June 30, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO REALPATH® Blend 2025 Fund	$0	$0

PIMCO REALPATH® Blend 2030 Fund	0	0

PIMCO REALPATH® Blend 2035 Fund	0	0

PIMCO REALPATH® Blend 2040 Fund	0	0

PIMCO REALPATH® Blend 2045 Fund	0	0

PIMCO REALPATH® Blend 2050 Fund	0	0

PIMCO REALPATH® Blend 2055 Fund	0	0

PIMCO REALPATH® Blend 2060 Fund	0	0

PIMCO REALPATH® Blend Income Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	JUNE 30, 2021	85

Notes to Financial Statements	(Cont.)	June 30, 2021

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO REALPATH® Blend 2025 Fund	$235,184	$30,120	$(3,147)	$26,973

PIMCO REALPATH® Blend 2030 Fund	244,694	40,171	(2,367)	37,804

PIMCO REALPATH® Blend 2035 Fund	193,514	35,647	(144)	35,503

PIMCO REALPATH® Blend 2040 Fund	200,003	42,492	(28)	42,464

PIMCO REALPATH® Blend 2045 Fund	182,711	41,748	(47)	41,701

PIMCO REALPATH® Blend 2050 Fund	180,603	46,887	(53)	46,834

PIMCO REALPATH® Blend 2055 Fund	108,597	24,194	(29)	24,165

PIMCO REALPATH® Blend 2060 Fund	10,505	1,584	(3)	1,581

PIMCO REALPATH® Blend Income Fund	228,958	26,631	(2,497)	24,134

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain options contracts, and realized and unrealized gain (loss) swap contracts.

For the fiscal years ended June 30, 2021 and June 30, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2021			June 30, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO REALPATH® Blend 2025 Fund	$9,169	$4,081	$0	$2,500	$0	$0

PIMCO REALPATH® Blend 2030 Fund	9,792	2,459	0	3,196	120	0

PIMCO REALPATH® Blend 2035 Fund	6,550	850	0	2,297	70	0

PIMCO REALPATH® Blend 2040 Fund	6,032	950	0	2,720	270	0

PIMCO REALPATH® Blend 2045 Fund	5,200	875	0	2,728	157	0

PIMCO REALPATH® Blend 2050 Fund	5,001	930	0	3,291	198	0

PIMCO REALPATH® Blend 2055 Fund	3,001	300	0	1,385	50	0

PIMCO REALPATH® Blend 2060 Fund	185	0	0	0	0	0

PIMCO REALPATH® Blend Income Fund	10,451	4,299	0	1,645	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

86	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO REALPATH® Blend 2025 Fund, PIMCO REALPATH® Blend 2030 Fund, PIMCO REALPATH® Blend 2035 Fund, PIMCO REALPATH® Blend 2040 Fund, PIMCO REALPATH® Blend 2045 Fund, PIMCO REALPATH® Blend 2050 Fund, PIMCO REALPATH® Blend 2055 Fund, PIMCO REALPATH® Blend 2060 Fund and PIMCO REALPATH® Blend Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (nine of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO REALPATH® Blend 2025 Fund(1)

PIMCO REALPATH® Blend 2030 Fund(1)

PIMCO REALPATH® Blend 2035 Fund(1)

PIMCO REALPATH® Blend 2040 Fund(1)

PIMCO REALPATH® Blend 2045 Fund(1)

PIMCO REALPATH® Blend 2050 Fund(1)

PIMCO REALPATH® Blend 2055 Fund(1)

PIMCO REALPATH® Blend 2060 Fund(2)

PIMCO REALPATH® Blend Income Fund(1)

(1)

Statement of operations for the year ended June 30, 2021, statement of changes in net assets for the years ended June 30, 2021 and 2020 and the financial highlights for the years ended June 30, 2021, 2020, 2019, 2018 and 2017

(2)

Statement of operations for the year ended June 30, 2021 and statement of changes in net assets and the financial highlights for the year ended June 30, 2021 and for the period December 31, 2019 (inception date) through June 30, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2021

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	|	JUNE 30, 2021	87

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

FNRETR	FTSE Nareit Equity REITs Total Return Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:

LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

88	PIMCO EQUITY SERIES

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)

PIMCO REALPATH® Blend 2025 Fund	0%	0%	$191	$900

PIMCO REALPATH® Blend 2030 Fund	0%	0%	159	775

PIMCO REALPATH® Blend 2035 Fund	0%	0%	105	350

PIMCO REALPATH® Blend 2040 Fund	0%	0%	130	0

PIMCO REALPATH® Blend 2045 Fund	0%	0%	96	0

PIMCO REALPATH® Blend 2050 Fund	0%	0%	125	0

PIMCO REALPATH® Blend 2055 Fund	0%	0%	53	0

PIMCO REALPATH® Blend 2060 Fund	0%	0%	0	0

PIMCO REALPATH® Blend Income Fund	0%	0%	219	1,600

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO REALPATH® Blend 2025 Fund	0%

PIMCO REALPATH® Blend 2030 Fund	0%

PIMCO REALPATH® Blend 2035 Fund	0%

PIMCO REALPATH® Blend 2040 Fund	0%

PIMCO REALPATH® Blend 2045 Fund	0%

PIMCO REALPATH® Blend 2050 Fund	0%

PIMCO REALPATH® Blend 2055 Fund	0%

PIMCO REALPATH® Blend 2060 Fund	0%

PIMCO REALPATH® Blend Income Fund	0%

ANNUAL REPORT	|	JUNE 30, 2021	89

Federal Income Tax Information	(Cont.)	(Unaudited)

Section 199A Dividends.   Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as Section 199A dividends. The Section 199A percentage of ordinary dividends are as follows:

199A Dividends %

PIMCO REALPATH® Blend 2025 Fund	0%

PIMCO REALPATH® Blend 2030 Fund	0%

PIMCO REALPATH® Blend 2035 Fund	0%

PIMCO REALPATH® Blend 2040 Fund	0%

PIMCO REALPATH® Blend 2045 Fund	0%

PIMCO REALPATH® Blend 2050 Fund	0%

PIMCO REALPATH® Blend 2055 Fund	0%

PIMCO REALPATH® Blend 2060 Fund	0%

PIMCO REALPATH® Blend Income Fund	0%

90	PIMCO EQUITY SERIES

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2021 calculated as of the end of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO REALPATH® Blend 2025 Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1195	$0.0000	$0.0592	$0.1787

June 2021	$0.1344	$0.0000	$0.0000	$0.1344

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1148	$0.0000	$0.0569	$0.1717

June 2021	$0.1261	$0.0000	$0.0000	$0.1261

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1117	$0.0000	$0.0553	$0.1670

June 2021	$0.1184	$0.0000	$0.0000	$0.1184

PIMCO REALPATH® Blend 2030 Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1307	$0.0000	$0.0338	$0.1645

June 2021	$0.1273	$0.0000	$0.0000	$0.1273

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1250	$0.0000	$0.0323	$0.1573

June 2021	$0.1188	$0.0000	$0.0000	$0.1188

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1199	$0.0000	$0.0310	$0.1509

June 2021	$0.1106	$0.0000	$0.0000	$0.1106

ANNUAL REPORT	|	JUNE 30, 2021	91

Distribution Information	(Cont.)

PIMCO REALPATH® Blend 2035 Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1395	$0.0000	$0.0000	$0.1395

June 2021	$0.1299	$0.0000	$0.0000	$0.1299

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1323	$0.0000	$0.0000	$0.1323

June 2021	$0.1214	$0.0000	$0.0000	$0.1214

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1247	$0.0000	$0.0000	$0.1247

June 2021	$0.1128	$0.0000	$0.0000	$0.1128

PIMCO REALPATH® Blend 2040 Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1345	$0.0000	$0.0000	$0.1345

June 2021	$0.1259	$0.0000	$0.0000	$0.1259

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1272	$0.0000	$0.0000	$0.1272

June 2021	$0.1168	$0.0000	$0.0000	$0.1168

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1200	$0.0000	$0.0000	$0.1200

June 2021	$0.1081	$0.0000	$0.0000	$0.1081

PIMCO REALPATH® Blend 2045 Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1501	$0.0000	$0.0000	$0.1501

June 2021	$0.1372	$0.0000	$0.0000	$0.1372

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1428	$0.0000	$0.0000	$0.1428

June 2021	$0.1281	$0.0000	$0.0000	$0.1281

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1354	$0.0000	$0.0000	$0.1354

June 2021	$0.1194	$0.0000	$0.0000	$0.1194

92	PIMCO EQUITY SERIES

(Unaudited)

PIMCO REALPATH® Blend 2050 Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1457	$0.0000	$0.0000	$0.1457

June 2021	$0.1372	$0.0000	$0.0000	$0.1372

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1382	$0.0000	$0.0000	$0.1382

June 2021	$0.1281	$0.0000	$0.0000	$0.1281

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1312	$0.0000	$0.0000	$0.1312

June 2021	$0.1193	$0.0000	$0.0000	$0.1193

PIMCO REALPATH® Blend 2055 Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1315	$0.0000	$0.0000	$0.1315

June 2021	$0.1776	$0.0000	$0.0000	$0.1776

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1243	$0.0000	$0.0000	$0.1243

June 2021	$0.1688	$0.0000	$0.0000	$0.1688

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1167	$0.0000	$0.0000	$0.1167

June 2021	$0.1598	$0.0000	$0.0000	$0.1598

PIMCO REALPATH® Blend 2060 Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.0647	$0.0000	$0.0000	$0.0647

June 2021	$0.0794	$0.0000	$0.0000	$0.0794

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.0601	$0.0000	$0.0000	$0.0601

June 2021	$0.0753	$0.0000	$0.0000	$0.0753

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.0531	$0.0000	$0.0000	$0.0531

June 2021	$0.0667	$0.0000	$0.0000	$0.0667

ANNUAL REPORT	|	JUNE 30, 2021	93

Distribution Information	(Cont.)	(Unaudited)

PIMCO REALPATH® Blend Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1184	$0.0000	$0.0792	$0.1976

June 2021	$0.1298	$0.0000	$0.0000	$0.1298

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1143	$0.0000	$0.0766	$0.1909

June 2021	$0.1218	$0.0000	$0.0000	$0.1218

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1109	$0.0000	$0.0743	$0.1852

June 2021	$0.1152	$0.0000	$0.0000	$0.1152

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund's net income, yield, earnings or investment performance.

94	PIMCO EQUITY SERIES

Changes to the Board of Trustees	(Unaudited)

Effective February 10, 2021, the Board of Trustees appointed Kimberley G. Stafford to the Board.

ANNUAL REPORT	|	JUNE 30, 2021	95

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	148	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	148	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2021.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

96	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel, Secretary	05/2019 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of August 13, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	JUNE 30, 2021	97

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

98	PIMCO EQUITY SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

ANNUAL REPORT	|	JUNE 30, 2021	99

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3002AR_063021

PIMCO EQUITY SERIES®

Annual Report

June 30, 2021

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF | MFEM | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor International Equity ETF | MFDX | NYSE Arca

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF | MFUS | NYSE Arca

PIMCO RAFI ESG U.S. ETF | RAFE | NYSE Arca

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail from the financial intermediary, such as a broker-dealer or bank, which offers the Fund unless you specifically request paper copies of the reports from the financial intermediary. Instead, the shareholder reports will be made available on a website, and the financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the financial intermediary electronically by following the instructions provided by the financial intermediary.

You may elect to receive all future reports in paper free of charge from the financial intermediary. You should contact the financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account at the financial intermediary.

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series prospectus. The Shareholder Reports for the other series of the PIMCO Equity Series are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your family are remaining safe and healthy during these challenging times. We continue to work tirelessly to navigate markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Equity Series Annual Report, which covers the 12-month reporting period ended June 30, 2021. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended June 30, 2021

The global economy was severely impacted by the repercussions related to the COVID-19 pandemic (“COVID-19”). Looking back, second quarter 2020 U.S. annualized gross domestic product (“GDP”) growth was -31.4%. This represented the steepest quarterly decline on record. With the economy reopening, third quarter GDP growth was 33.4%, the largest quarterly increase on record. GDP growth in the U.S. was then 4.3% and 6.3% during the fourth quarter of 2020 and the first quarter of 2021, respectively. Finally, the Commerce Department’s initial estimate for second quarter annualized GDP growth — released after the reporting period ended — was 6.5%.

Despite improving economic data and inflationary concerns, the Federal Reserve (the “Fed”) maintained its accommodative monetary policy. This included keeping the federal funds rate at an all-time low of a range between 0.00% and 0.25%, as well as continuing to purchase at least $80 billion a month of Treasury securities and $40 billion a month of agency mortgage-backed securities. However, at its June 2021 meeting, the Fed pushed forward its forecast for the first rate hikes. The central bank now expects two interest rate increases by the end of 2023, compared to 2024 in its March 2021 update. In addition, while Fed Chair Jerome Powell said it would begin discussing a scaling back of bond purchases, he maintained his view on inflation, saying, “As these transitory supply effects abate, inflation is expected to drop back toward our longer-run goal.” He also said that any discussion of raising rates was “highly premature.”

Economies outside the U.S. also continued to be impacted by COVID-19. In its April 2021 World Economic Outlook Update, the International Monetary Fund (“IMF”) said it expects U.S. GDP growth to be 6.4% in 2021, compared to a 3.5% contraction in 2020. Elsewhere, the IMF expects 2021 GDP growth in the eurozone, U.K. and Japan will be 4.4%, 5.3% and 3.3%, respectively. For comparison purposes, the GDP of these economies was projected to be -6.6%, -9.9% and -4.8%, respectively, in 2020.

Central banks outside the U.S. also maintained their aggressive actions to support their economies. The European Central Bank (the “ECB”) kept rates at an all-time low. It also continued to purchase bonds and, in June 2021, vowed to increase its purchases at a significantly higher pace than earlier in the year. Finally, in July 2021, after the reporting period ended, the ECB announced its first strategy review since 2003, which included a 2% inflation target over the medium term, versus its previous target for inflation that was below but close to 2%. Elsewhere, the Bank of England held its key lending rate at a record low of 0.10% and continued its bond buying program. In June 2021, the central bank said it did not expect to raise rates until there was clear evidence that significant progress was being made in eliminating spare capacity and achieving its 2% inflation target. Also of note, the U.K. and the European Union agreed to a long-awaited Brexit deal. Finally, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds. In June 2021, it extended the September deadline for its COVID-19-relief program by at least six months.

Both short- and long-term U.S. Treasury yields moved higher, albeit from very low levels, during the reporting period. The yield on the benchmark 10-year U.S. Treasury note was 1.45% at the end of the reporting period, versus 0.66% on 30 June 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned -1.26%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 3.11%. Riskier fixed income asset classes, including high yield corporate

2	PIMCO EQUITY SERIES

bonds and emerging market debt, produced stronger returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 14.86%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 6.81%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 6.57%.

Despite the headwinds from COVID-19 and periods of volatility, global equities produced exceptionally strong results. All told, U.S. equities, as represented by the S&P 500 Index, returned 40.79%, fueled, in our view, by accommodative monetary and fiscal policy, as well as improved investor sentiment after positive COVID-19 vaccine news. Global equities, as represented by the MSCI World Index, returned 39.04%, whereas emerging market equities, as measured by the MSCI Emerging Markets Index, returned 40.90%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 31.29% and European equities, as represented by the MSCI Europe Index, returned 27.94%.

Commodity prices were volatile but generally produced positive results. When the reporting period began, Brent crude oil was approximately $42 a barrel, but ended the reporting period at roughly $75 a barrel. We believe oil prices rallied as producers reduced their output and then demand increased as global growth improved. Elsewhere, copper prices moved sharply higher, whereas gold prices declined.

Finally, there were also periods of volatility in the foreign exchange markets, in our view due to fluctuating economic growth, trade conflicts and changing central bank monetary policies, along with the U.S. election and several geopolitical events. The U.S. dollar weakened against several other major currencies. For example, the U.S. dollar returned -5.55% and -11.53% versus the euro and the British pound, respectively. However, the U.S. dollar rose 2.86 versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding the funds, please contact your account manager or financial adviser, or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at www.pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Equity Series

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	|	JUNE 30, 2021	3

Important Information About the Funds

PIMCO Equity Series (the “Trust”) is an open-end management investment company that includes PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF, which are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (each, a “Fund” and collectively, the “Funds”). Each Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. A Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

We believe that equity funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds are subject to notable risks. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions.

The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all equity securities.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from other countries, each with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of

4	PIMCO EQUITY SERIES

market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

A Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolios’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Engaging in a responsible investment strategy, which may select or exclude securities of certain issuers for reasons other than performance, carries the risk that a Fund may underperform funds that do not utilize a responsible investment strategy. The application of this strategy may affect a Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized or any judgment exercised in pursuing a responsible investment strategy will reflect the beliefs or values of any particular investor. In evaluating a company, the information and data obtained through voluntary or third-party reporting may be incomplete, inaccurate or unavailable, which could cause an incorrect assessment of a company’s business practices with respect to the environment, social responsibility and corporate governance (“ESG practices”). Socially responsible norms differ by region, and a company’s ESG practices or the assessment of a company’s ESG practices may change over time.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and the Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of at least one broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for a Fund may have been positively impacted by fee waivers or expense

ANNUAL REPORT	|	JUNE 30, 2021	5

Important Information About the Funds	(Cont.)

limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	08/31/17	Diversified
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	08/31/17	Diversified
PIMCO RAFI ESG U.S. ETF	12/18/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

On each business day, before commencement of trading on NYSE Arca, each Fund will disclose on www.pimcoetfs.com the identities and quantities of the Fund’s portfolio holdings. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of a Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of a Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Fund’s website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimcoetfs.com, and will be made available, upon request, by calling PIMCO at (888) 400-4ETF.

The SEC adopted a rule that, allows the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary. Any election to receive reports in paper will apply to all funds held in the investor’s account at the financial intermediary.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset

6	PIMCO EQUITY SERIES

segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The impact that these changes may have on the Funds is uncertain.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. The impact of the new rule on the Funds is uncertain at this time.

ANNUAL REPORT	|	JUNE 30, 2021	7

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Emerging Markets Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (Based on Net Asset Value)	51.55%	7.97%
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF (At Market Price)(1)(2)	52.59%	7.88%
RAFI Dynamic Multi-Factor Emerging Markets Index±	53.48%	8.50%
MSCI Emerging Markets Index±±	40.90%	8.69%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Emerging Market index strategy takes time-varying exposures to four return factors; value, low volatility, quality, and momentum. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO EQUITY SERIES

Ticker symbol - MFEM

Top 10 Holdings as of June 30, 2021†§

iShares MSCI India ETF	4.4%
Infosys Ltd. SP - ADR	3.1%
Kia Corp.	2.5%
Vale S.A.	2.5%
Hyundai Motor Co.	2.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.3%
Gazprom PJSC	2.0%
SK Innovation Co. Ltd.	1.8%
LUKOIL PJSC	1.6%
POSCO	1.3%

Geographic Breakdown as of June 30, 2021†**

South Korea	23.0%
Taiwan	17.8%
China	9.8%
Russia	9.1%
India	7.2%
Brazil	7.0%
United States	4.5%
Thailand	4.1%
South Africa	3.4%
United Kingdom	2.7%
Hong Kong	2.0%
Mexico	1.9%
Short-Term Instruments	1.6%
Turkey	1.2%
Malaysia	1.2%
Other	3.5%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of Investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Security selection in the consumer discretionary and information technology sectors contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the financials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector underperformed the secondary benchmark index and Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the consumer staples sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI Emerging Markets Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

ANNUAL REPORT	|	JUNE 30, 2021	9

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor International Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor Developed Ex-U.S. Index (the “Underlying Index”) by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (Based on Net Asset Value)	31.81%	6.94%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF (At Market Price)(1)(2)	33.07%	6.88%
RAFI Dynamic Multi-Factor Developed Ex-U.S. Index±	33.15%	7.43%
MSCI EAFE Index±±	32.35%	7.48%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor Developed ex-US index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

It is not possible to invest directly in the index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.41%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EQUITY SERIES

Ticker symbol - MFDX

Top 10 Holdings as of June 30, 2021†§

ASML Holding NV	0.8%
Glencore PLC	0.8%
BP PLC	0.8%
Volkswagen AG	0.8%
Vodafone Group PLC	0.8%
Hitachi Ltd.	0.7%
Societe Generale S.A.	0.7%
Banco Santander S.A.	0.7%
Magna International, Inc.	0.6%
ArcelorMittal S.A.	0.6%

Geographic Breakdown as of June 30, 2021†**

Japan	27.4%
United Kingdom	12.7%
Canada	7.7%
France	7.0%
Germany	7.0%
Switzerland	6.4%
Australia	5.5%
Netherlands	4.9%
Spain	3.4%
Italy	2.7%
Sweden	2.4%
Hong Kong	2.4%
Denmark	1.8%
Ireland	1.4%
Short-Term Instruments	1.3%
Singapore	1.1%
Norway	1.1%
Finland	1.0%
Other	2.8%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the industrials sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to the health care sector contributed to relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector underperformed the secondary benchmark index.

»	Underweight exposure to the financials sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector outperformed the secondary benchmark index.

»	Overweight exposure to the utilities sector detracted from relative returns compared to the Fund’s secondary benchmark, the MSCI EAFE Index, as the sector underperformed the secondary benchmark index.

ANNUAL REPORT	|	JUNE 30, 2021	11

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF seeks to track the investment results of the RAFI Dynamic Multi-Factor U.S. Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC, believes will help the Fund track its Underlying Index. The Underlying Index is designed to provide long-only exposure to multiple equity factors that seek to produce attractive long-term returns, and which may lower risk compared to less diversified strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	Fund Inception (08/31/17)
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (Based on Net Asset Value)	42.97%	14.48%
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF (At Market Price)(1)(2)	43.65%	14.57%
RAFI Dynamic Multi-Factor U.S. Index±	43.74%	14.91%
S&P 500 Index±±	40.79%	17.70%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on August 31, 2017, but was not listed for trading until September 6, 2017. Accordingly, there is no Market Price information for August 31, 2017 through September 5, 2017.

± The RAFI Dynamic Multi-Factor U.S. index takes time-varying exposures to five return factors; value, low volatility, quality, momentum and size. The index uses recent and historical metrics to tilt toward factor portfolios which are particularly attractive on a forward looking basis.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.31%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO EQUITY SERIES

Ticker symbol - MFUS

Top 10 Holdings as of June 30, 2021†§

Walmart, Inc.	2.1%
Exxon Mobil Corp.	1.9%
Chevron Corp.	1.6%
General Motors Co.	1.6%
International Business Machines Corp.	1.5%
Ford Motor Co.	1.4%
Target Corp.	1.3%
Apple, Inc.	1.1%
Johnson & Johnson	1.1%
Citigroup, Inc.	1.0%

Sector Breakdown as of June 30, 2021†**

Consumer Discretionary	18.4%
Information Technology	13.5%
Financials	11.6%
Consumer Staples	11.3%
Health Care	11.1%
Industrials	10.9%
Energy	7.9%
Communication Services	6.5%
Materials	4.0%
Real Estate	3.6%
Utilities	0.9%
Short-Term Instruments	0.3%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Security selection in the consumer discretionary sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the utilities sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the financials and communication services sectors detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sectors outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»

Overweight exposure to the consumer staples sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index.

ANNUAL REPORT	|	JUNE 30, 2021	13

PIMCO RAFI ESG U.S. ETF

Cumulative Returns Through June 30, 2021

$10,000 invested at the end of the month when the Fund commenced operations.

Investment Objective and Strategy Overview

PIMCO RAFI ESG U.S. ETF seeks to provide total return that closely corresponds, before fees and expenses, to the total return of the RAFI ESG US Index (the “Underlying Index”) by investing under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in cash, securities and instruments that are not Component Securities, but which the Fund’s sub-adviser, Parametric Portfolio Associates LLC (“Sub-Adviser”), believes will help the Fund track its Underlying Index. The Underlying Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Average Annual Total Return for the period ended June 30, 2021

	1 Year	Fund Inception (12/18/19)
PIMCO RAFI ESG U.S. ETF (Based on Net Asset Value)	46.63%	16.83%
PIMCO RAFI ESG U.S. ETF (At Market Price)(1)(2)	46.98%	16.64%
RAFI ESG US Index±	47.36%	17.28%
S&P 500 Index±±	40.79%	23.49%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

(2) The Fund was seeded on December 18, 2019, but was not listed for trading until December 19, 2019. Accordingly, there is no Market Price information for December 18, 2019.

± The RAFI ESG US Index is a long-only, smart beta index that seeks to achieve the dual objectives of social responsibility and long-horizon outperformance of the broad market. The Index is constructed by RAFI Indices, LLC (the “Index Provider”) using a rules-based approach within publicly traded U.S. equities to create an integrated ESG strategy which overweights companies that rate well across various ESG (Environmental, Social, and Governance) themes and excludes companies with a major involvement in industries such as tobacco, gaming, weapons and fossil fuels. The strategy supplements traditional ESG metrics with metrics linked to long-term value creation, specifically financial discipline and diversity, for improved return potential.

±± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com or (888) 400-4ETF.

The Fund’s total annual operating expense ratio in effect as of period end was 0.30%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	PIMCO EQUITY SERIES

Ticker symbol - RAFE

Top 10 Holdings as of June 30, 2021†§

Microsoft Corp.	4.8%
Wells Fargo & Co.	4.3%
Bank of America Corp.	3.0%
Johnson & Johnson	2.9%
Intel Corp.	2.9%
Cisco Systems, Inc.	2.5%
Verizon Communications, Inc.	2.2%
AT&T, Inc.	1.9%
Procter & Gamble Co.	1.9%
Merck & Co., Inc.	1.8%

Sector Breakdown as of June 30, 2021†**

Information Technology	22.7%
Financials	21.5%
Health Care	16.6%
Consumer Discretionary	12.3%
Consumer Staples	8.5%
Communication Services	6.6%
Industrials	5.1%
Materials	3.8%
Real Estate	1.9%
Utilities	1.0%

†  % of Investments, at value.

§ Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

** Sector Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to, and security selection in, the financials and consumer discretionary sectors contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sectors and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the real estate sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector underperformed the secondary benchmark index and the Fund’s holdings outperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the materials sector contributed to relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings outperformed the secondary benchmark index.

»

Underweight exposure to, and security selection in, the information technology and communication services sectors detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector outperformed the secondary benchmark index and the Fund’s holdings underperformed the secondary benchmark index.

»

Overweight exposure to, and security selection in, the health care sector detracted from relative returns compared to the Fund’s secondary benchmark, the S&P 500 Index, as the sector and the Fund’s holdings underperformed the secondary benchmark index.

ANNUAL REPORT	|	JUNE 30, 2021	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from January 1, 2021 to June 30, 2021 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fees (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$1,000.00	$1,143.50	$2.61	$1,000.00	$1,021.95	$2.47	0.50%
PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,000.00	1,087.50	2.04	1,000.00	1,022.43	1.97	0.40
PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	1,000.00	1,158.60	1.53	1,000.00	1,022.97	1.43	0.29
PIMCO RAFI ESG U.S. ETF	1,000.00	1,192.50	1.55	1,000.00	1,022.97	1.43	0.29

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

16	PIMCO EQUITY SERIES

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	JUNE 30, 2021	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

06/30/2021	$20.84	$0.50	$10.14	$10.64	$(0.42)	$0.00	$(0.42)

06/30/2020	24.24	0.59	(3.41)	(2.82)	(0.58)	0.00	(0.58)

06/30/2019	23.94	0.64	0.39	1.03	(0.73)	0.00	(0.73)

08/31/2017 - 06/30/2018	25.00	0.42	(1.41)	(0.99)	(0.07)	0.00	(0.07)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

06/30/2021	$22.86	$0.69	$6.53	$7.22	$(0.42)	$0.00	$(0.42)

06/30/2020	24.94	0.53	(1.84)	(1.31)	(0.77)	0.00	(0.77)

06/30/2019	25.87	0.72	(0.89)	(0.17)	(0.76)	0.00	(0.76)

08/31/2017 - 06/30/2018	25.00	0.62	0.44	1.06	(0.19)	0.00	(0.19)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

06/30/2021	$27.74	$0.52	$11.28	$11.80	$(0.54)	$0.00	$(0.54)

06/30/2020	29.21	0.62	(1.44)	(0.82)	(0.65)	0.00	(0.65)

06/30/2019	28.30	0.59	0.91	1.50	(0.59)	0.00	(0.59)

08/31/2017 - 06/30/2018	25.00	0.43	3.17	3.60	(0.30)	0.00	(0.30)

PIMCO RAFI ESG U.S. ETF

06/30/2021	$21.40	$0.51	$9.32	$9.83	$(0.51)	$0.00	$(0.51)

12/18/2019 - 06/30/2020	25.00	0.33	(3.72)	(3.39)	(0.21)	0.00	(0.21)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organization expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

18	PIMCO EQUITY SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$31.06	51.62%	$494,452	0.50%		0.51%		0.50%		0.51%		1.91%		58%

20.84	(11.86)	619,324	0.49		0.50		0.49		0.50		2.66		59

24.24	4.53	477,943	0.49		0.50		0.49		0.50		2.75		43

23.94	(3.99)	357,169	0.50	*	0.55	*	0.50	*	0.55	*	1.94	*	52

$29.66	31.87%	$88,978	0.40%		0.40%		0.40%		0.40%		2.54%		48%

22.86	(5.37)	24,231	0.40		0.41		0.40		0.41		2.21		35

24.94	(0.59)	42,888	0.39		0.40		0.39		0.40		2.96		24

25.87	4.22	28,976	0.40	*	0.87	*	0.40	*	0.87	*	2.81	*	36

$39.00	43.02%	$82,677	0.29%		0.30%		0.29%		0.30%		1.53%		63%

27.74	(2.80)	25,525	0.30		0.31		0.30		0.31		2.12		36

29.21	5.50	96,980	0.29		0.30		0.29		0.30		2.08		40

28.30	14.43	65,658	0.29	*	0.60	*	0.29	*	0.60	*	1.89	*	56

$30.72	46.63%	$20,584	0.30%		0.31%		0.30%		0.31%		1.91%		32%

21.40	(13.42)	8,988	0.30	*	0.86	*	0.30	*	0.86	*	2.75	*	12

ANNUAL REPORT	|	JUNE 30, 2021	19

Statements of Assets and Liabilities	June 30, 2021

(Amounts in thousands†, except per share amounts)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Assets:

Investments, at value
Investments in securities^	$486,326	$87,782	$81,889	$20,506
Investments in Affiliates	7,978	1,186	209	0
Cash	5,955	393	743	68
Foreign currency, at value	1,883	556	0	0
Receivable for investments sold	33	14	0	0
Interest and/or dividends receivable	1,853	262	66	15
Total Assets	504,028	90,193	82,907	20,589

Liabilities:
Payable for investments purchased	$454	$0	$0	$0
Payable upon return of securities loaned	8,885	1,168	95	0
Accrued management fees	227	29	20	5
Accrued reimbursement to PIMCO	10	1	1	0
Other liabilities	0	17	114	0
Total Liabilities	9,576	1,215	230	5

Net Assets	$494,452	$88,978	$82,677	$20,584

Net Assets Consist of:
Paid in capital	$390,280	$80,507	$84,667	$19,025
Distributable earnings (accumulated loss)	104,172	8,471	(1,990)	1,559

Net Assets	$494,452	$88,978	$82,677	$20,584

Shares Issued and Outstanding	15,920	3,000	2,120	670

Net Asset Value Per Share Outstanding(a):	$31.06	$29.66	$39.00	$30.72

Cost of investments in securities	$364,674	$71,830	$69,490	$18,286
Cost of investments in Affiliates	$7,978	$1,186	$209	$0
Cost of foreign currency held	$1,885	$559	$0	$0

^ Includes securities on loan of:	$8,120	$627	$93	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

20	PIMCO EQUITY SERIES	See Accompanying Notes

Statements of Operations

Year Ended June 30, 2021
(Amounts in thousands†)	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

Investment Income:

Dividends, net of foreign taxes*	$15,396	$1,990	$1,115	$281
Securities lending income	239	10	2	0
Total Income	15,635	2,000	1,117	281

Expenses:
Management fees	3,195	265	177	36
Trustee fees	46	3	3	1
Interest expense	15	1	0	0
Miscellaneous expense	36	4	3	1
Total Expenses	3,292	273	183	38
Waiver and/or Reimbursement by PIMCO	(46)	(3)	(3)	(1)
Net Expenses	3,246	270	180	37

Net Investment Income (Loss)	12,389	1,730	937	244

Net Realized Gain (Loss):

Investments in securities	97,944	(2,038)	(2,011)	(314)
In-kind redemptions	57,182	0	8,136	759
Over the counter financial derivative instruments	26	2	0	0
Foreign currency	(289)	12	0	0

Net Realized Gain (Loss)	154,863	(2,024)	6,125	445

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	127,097	17,514	14,062	3,930
Foreign currency assets and liabilities	13	(6)	0	0

Net Change in Unrealized Appreciation (Depreciation)	127,110	17,508	14,062	3,930

Net Increase (Decrease) in Net Assets Resulting from Operations	$294,362	$17,214	$21,124	$4,619

* Foreign tax withholdings - Dividends	$2,314	$199	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	JUNE 30, 2021	21

Statements of Changes in Net Assets

	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF		PIMCO RAFI Dynamic Multi-Factor International Equity ETF		PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF		PIMCO RAFI ESG U.S. ETF

(Amounts in thousands†)	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Inception date through June 30, 2020(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$12,389	$14,272	$1,730	$829	$937	$2,131	$244	$204
Net realized gain (loss)	154,863	(73,933)	(2,024)	(1,355)	6,125	(3,061)	445	(5,807)
Net change in unrealized appreciation (depreciation)	127,110	(10,187)	17,508	(1,547)	14,062	(6,894)	3,930	(1,710)

Net Increase (Decrease) in Net Assets Resulting from Operations	294,362	(69,848)	17,214	(2,073)	21,124	(7,824)	4,619	(7,313)

Distributions to Shareholders:
From net investment income and/or net realized capital gains	(12,004)	(13,291)	(943)	(1,302)	(868)	(2,511)	(235)	(138)

Total Distributions(b)	(12,004)	(13,291)	(943)	(1,302)	(868)	(2,511)	(235)	(138)

Fund Share Transactions:

Receipts for shares sold	23,871	305,403	50,169	14,949	64,915	56,341	10,114	28,240

Cost of shares redeemed	(431,101)	(80,883)	(1,693)	(30,231)	(28,019)	(117,461)	(2,902)	(11,801)

Net increase (decrease) resulting from Fund share transactions	(407,230)	224,520	48,476	(15,282)	36,896	(61,120)	7,212	16,439

Total Increase (Decrease) in Net Assets	(124,872)	141,381	64,747	(18,657)	57,152	(71,455)	11,596	8,988

Net Assets:

Beginning of year	619,324	477,943	24,231	42,888	25,525	96,980	8,988	0
End of year	$494,452	$619,324	$88,978	$24,231	$82,677	$25,525	$20,584	$8,988

Shares of Beneficial Interest:

Shares sold	800	14,000	2,000	600	2,000	1,900	350	1,120

Shares redeemed	(14,600)	(4,000)	(60)	(1,260)	(800)	(4,300)	(100)	(700)
Net increase (decrease) in shares outstanding	(13,800)	10,000	1,940	(660)	1,200	(2,400)	250	420

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was December 18, 2019.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.4%

COMMON STOCKS 89.2%

AUSTRALIA 0.0%

MATERIALS 0.0%

MMG Ltd. (a)	196,000	$86

Total Australia		86

BRAZIL 5.3%

CONSUMER DISCRETIONARY 0.2%

Lojas Renner S.A.	14,080	125

Petrobras Distribuidora S.A.	154,700	830

		955

CONSUMER STAPLES 0.7%

Ambev S.A.	394,000	1,352

BRF S.A. (a)	31,800	175

JBS S.A.	279,600	1,636

Raia Drogasil S.A.	92,300	458

		3,621

ENERGY 0.2%

Cosan S.A.	50,800	245

Ultrapar Participacoes S.A.	265,100	980

		1,225

FINANCIALS 0.6%

B3 S.A. - Brasil Bolsa Balcao	85,000	287

Banco BTG Pactual S.A.	29,700	729

Banco do Brasil S.A.	240,200	1,552

BB Seguridade Participacoes S.A.	21,400	99

Porto Seguro S.A.	12,600	136

		2,803

HEALTH CARE 0.0%

Hypera S.A.	11,600	80

INDUSTRIALS 0.4%

CCR S.A.	23,900	65

WEG S.A.	268,560	1,819

		1,884

MATERIALS 3.0%

Cia Siderurgica Nacional S.A.	108,600	961

Klabin S.A. (a)	146,700	777

Suzano S.A. (a)	67,400	810

Vale S.A.	542,400	12,350

		14,898

UTILITIES 0.2%

Centrais Eletricas Brasileiras S.A.	11,900	103

Cia de Saneamento Basico do Estado de Sao Paulo	14,500	107

Cia Paranaense de Energia	64,100	376

Engie Brasil Energia S.A.	25,025	197

		783

Total Brazil		26,249

	SHARES	MARKET VALUE (000S)
CHILE 0.7%

COMMUNICATION SERVICES 0.0%

Empresa Nacional de Telecomunicaciones S.A.	17,197	$95

CONSUMER DISCRETIONARY 0.1%

Falabella S.A.	149,698	666

CONSUMER STAPLES 0.2%

Cencosud S.A.	308,649	614

Cia Cervecerias Unidas S.A.	26,369	266

		880

ENERGY 0.0%

Empresas COPEC S.A.	21,046	207

FINANCIALS 0.1%

Banco de Chile	2,448,444	242

Banco de Credito e Inversiones	1,798	76

Banco Santander Chile	1,428,580	70

Itau CorpBanca Chile S.A. (a)	28,975,324	80

		468

MATERIALS 0.1%

CAP S.A.	10,364	178

Empresas CMPC S.A.	24,100	57

		235

UTILITIES 0.2%

AES Gener S.A.	1,174,848	160

Aguas Andinas S.A. ‘A’	643,331	132

Colbun S.A.	1,339,189	187

Enel Americas S.A.	2,442,910	359

Enel Chile S.A.	2,661,931	153

		991

Total Chile		3,542

CHINA 9.8%

COMMUNICATION SERVICES 1.2%

Baidu, Inc. SP - ADR (a)	8,404	1,713

Tencent Holdings Ltd.	55,300	4,164

		5,877

CONSUMER DISCRETIONARY 2.9%

ANTA Sports Products Ltd.	80,000	1,878

BAIC Motor Corp. Ltd. ‘H’	596,000	222

BYD Co. Ltd. ‘H’	32,500	975

Dongfeng Motor Group Co. Ltd. ‘H’	432,000	388

GOME Retail Holdings Ltd. (a)(c)	3,815,000	489

Great Wall Motor Co. Ltd. ‘H’	508,500	1,639

Meituan ‘B’ (a)	119,100	4,913

Shenzhou International Group Holdings Ltd.	68,300	1,725

Trip.com Group Ltd. ADR (a)	19,320	685

Yum China Holdings, Inc.	12,320	816

Zhongsheng Group Holdings Ltd.	51,000	424

		14,154

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.5%

Dali Foods Group Co. Ltd.	204,000	$122

Hengan International Group Co. Ltd.	123,500	826

Tingyi Cayman Islands Holding Corp.	264,000	527

Tsingtao Brewery Co. Ltd. ‘H’	60,000	645

Uni-President China Holdings Ltd.	99,000	109

Want Want China Holdings Ltd.	669,000	474

		2,703

ENERGY 1.4%

China Petroleum & Chemical Corp. ‘H’	7,590,000	3,858

China Shenhua Energy Co. Ltd. ‘H’	673,000	1,318

PetroChina Co. Ltd. ‘H’	2,262,000	1,108

Yanzhou Coal Mining Co. Ltd. ‘H’	480,000	644

		6,928

FINANCIALS 0.7%

China Cinda Asset Management Co. Ltd. ‘H’	1,465,000	279

China International Capital Corp. Ltd. ‘H’	18,800	50

China Merchants Bank Co. Ltd. ‘H’	214,500	1,827

China Merchants Securities Co. Ltd.	36,600	51

China Pacific Insurance Group Co. Ltd.	122,200	384

China Zheshang Bank Co. Ltd. ‘H’ (a)	97,000	50

CITIC Securities Co. Ltd. ‘H’	19,500	49

GF Securities Co. Ltd. ‘H’	74,234	96

Postal Savings Bank of China Co. Ltd. ‘H’	889,000	598

		3,384

HEALTH CARE 0.2%

China Resources Pharmaceutical Group Ltd.	137,000	85

CSPC Pharmaceutical Group Ltd.	45,680	66

Shanghai Fosun Pharmaceutical Group Co. Ltd.	23,000	186

Shanghai Pharmaceuticals Holding Co. Ltd. ‘H’	23,400	51

Sinopharm Group Co. Ltd. ‘H’	130,800	388

		776

INDUSTRIALS 0.7%

AviChina Industry & Technology Co. Ltd. ‘H’	76,000	50

Beijing Capital International Airport Co. Ltd. ‘H’	98,000	65

China Communications Services Corp. Ltd. ‘H’	204,000	102

China International Marine Containers Group Co. Ltd. ‘H’	47,500	105

CITIC Ltd.	370,000	399

COSCO SHIPPING Holdings Co. Ltd. ‘H’ (a)	113,500	285

Guangshen Railway Co. Ltd. ‘H’	250,000	49

Jiangsu Expressway Co. Ltd. ‘H’	208,000	235

Metallurgical Corp. of China Ltd.	274,000	64

Sinopec Engineering Group Co. Ltd. ‘H’	573,500	371

Sinotrans Ltd. ‘H’	175,000	73

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	23

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Weichai Power Co. Ltd. ‘H’	190,000	$422

Xinjiang Goldwind Science & Technology Co. Ltd.	36,000	56

Yangzijiang Shipbuilding Holdings Ltd.	583,500	613

Zhejiang Expressway Co. Ltd. ‘H’	154,000	137

Zhuzhou CRRC Times Electric Co. Ltd. ‘H’	56,200	332

Zoomlion Heavy Industry Science and Technology Co. Ltd. ‘H’	54,600	57

		3,415

INFORMATION TECHNOLOGY 0.5%

AAC Technologies Holdings, Inc.	41,500	311

BYD Electronic International Co. Ltd. (c)	19,500	128

FIH Mobile Ltd. (a)(c)	748,000	123

Lenovo Group Ltd.	1,044,000	1,199

Sunny Optical Technology Group Co. Ltd.	21,000	663

		2,424

MATERIALS 0.8%

Aluminum Corp. of China Ltd. ‘H’ (a)	160,000	95

Angang Steel Co. Ltd. ‘H’	144,000	91

Anhui Conch Cement Co. Ltd. ‘H’	89,500	474

China BlueChemical Ltd. ‘H’	166,000	49

China Hongqiao Group Ltd.	44,000	60

China Molybdenum Co. Ltd. ‘H’	156,000	92

China National Building Material Co. Ltd. ‘H’	1,210,000	1,421

China Oriental Group Co. Ltd.	658,000	212

China Zhongwang Holdings Ltd. (a)	433,600	101

Jiangxi Copper Co. Ltd. ‘H’	514,000	1,050

Sinopec Shanghai Petrochemical Co. Ltd. ‘H’	1,074,000	250

Zijin Mining Group Co. Ltd. ‘H’	250,000	336

		4,231

REAL ESTATE 0.4%

Agile Group Holdings Ltd.	178,000	231

China Evergrande Group (c)	141,000	183

China Vanke Co. Ltd. ‘H’	40,600	127

Greentown China Holdings Ltd.	153,000	236

Guangzhou R&F Properties Co. Ltd. ‘H’	358,800	410

Kaisa Group Holdings Ltd.	194,857	74

KWG Property Holding Ltd.	70,000	94

Powerlong Real Estate Holdings Ltd.	172,000	147

Shui On Land Ltd.	298,500	48

Sino-Ocean Group Holding Ltd.	1,081,000	237

SOHO China Ltd.	173,000	93

		1,880

UTILITIES 0.5%

Beijing Jingneng Clean Energy Co. Ltd. ‘H’	362,000	87

China Longyuan Power Group Corp. Ltd. ‘H’	100,000	172

Datang International Power Generation Co. Ltd. ‘H’	304,000	51

ENN Energy Holdings Ltd.	73,000	1,388

	SHARES	MARKET VALUE (000S)

Huadian Power International Corp. Ltd. ‘H’	850,000	$277

Huaneng Power International, Inc. ‘H’	1,622,000	634

		2,609

Total China		48,381

GREECE 0.5%

COMMUNICATION SERVICES 0.1%

Hellenic Telecommunications Organization S.A.	18,539	311

CONSUMER DISCRETIONARY 0.0%

OPAP S.A.	15,003	226

ENERGY 0.0%

Motor Oil Hellas Corinth Refineries S.A.	13,708	233

FINANCIALS 0.3%

Alpha Services and Holdings S.A. (a)(c)	338,780	433

Eurobank Ergasias S.A. (a)	473,611	478

National Bank of Greece S.A. (a)	124,121	354

Piraeus Financial Holdings S.A. (a)	1	0

		1,265

UTILITIES 0.1%

Public Power Corp. S.A. (a)	22,158	236

Total Greece		2,271

HONG KONG 2.0%

CONSUMER DISCRETIONARY 0.1%

Geely Automobile Holdings Ltd.	185,000	581

CONSUMER STAPLES 0.8%

China Mengniu Dairy Co. Ltd.	108,000	653

China Resources Beer Holdings Co. Ltd.	366,000	3,282

		3,935

FINANCIALS 0.1%

BOC Hong Kong Holdings Ltd.	136,000	461

China Everbright Ltd.	114,000	134

Far East Horizon Ltd.	48,000	50

		645

INDUSTRIALS 0.1%

China Merchants Port Holdings Co. Ltd.	34,000	50

COSCO SHIPPING Ports Ltd.	256,000	200

Orient Overseas International Ltd.	7,500	162

Shanghai Industrial Holdings Ltd.	46,000	68

		480

REAL ESTATE 0.4%

China Overseas Land & Investment Ltd.	679,500	1,541

	SHARES	MARKET VALUE (000S)

Poly Property Group Co. Ltd.	847,000	$220

Yuexiu Property Co. Ltd.	172,400	182

		1,943

UTILITIES 0.5%

China Power International Development Ltd.	733,000	160

China Resources Gas Group Ltd.	118,000	708

China Resources Power Holdings Co. Ltd.	368,000	503

Guangdong Investment Ltd.	288,000	413

Kunlun Energy Co. Ltd.	706,000	650

		2,434

Total Hong Kong		10,018

INDIA 7.2%

CONSUMER DISCRETIONARY 0.5%

Tata Motors Ltd. ADR (a)	115,570	2,632

FINANCIALS 1.8%

Axis Bank Ltd. GDR (a)	32,740	1,647

HDFC Bank Ltd. ADR (a)	39,263	2,871

ICICI Bank Ltd. SP - ADR	159,553	2,728

State Bank of India GDR	30,120	1,684

		8,930

HEALTH CARE 0.5%

Dr Reddy’s Laboratories Ltd. ADR	34,320	2,523

INDUSTRIALS 0.2%

Larsen & Toubro Ltd. GDR	50,000	1,005

INFORMATION TECHNOLOGY 3.8%

Infosys Ltd. SP - ADR	717,920	15,213

Wipro Ltd. ADR	447,514	3,495

		18,708

MATERIALS 0.4%

Vedanta Ltd. ADR	139,997	1,988

Total India		35,786

INDONESIA 0.9%

COMMUNICATION SERVICES 0.2%

Telkom Indonesia Persero Tbk PT	3,947,100	858

CONSUMER DISCRETIONARY 0.1%

Astra International Tbk PT	1,671,100	570

CONSUMER STAPLES 0.2%

Charoen Pokphand Indonesia Tbk PT	419,800	181

Gudang Garam Tbk PT (a)	53,900	164

Hanjaya Mandala Sampoerna Tbk PT	2,795,700	235

Indofood CBP Sukses Makmur Tbk PT	200,100	113

Indofood Sukses Makmur Tbk PT	413,000	176

Unilever Indonesia Tbk PT	181,700	62

		931

24	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
ENERGY 0.2%

Adaro Energy Tbk PT	4,432,500	$369

Bukit Asam Tbk PT	1,058,800	146

Indo Tambangraya Megah Tbk PT	238,600	234

		749

FINANCIALS 0.1%

Bank Central Asia Tbk PT	135,200	281

Bank Rakyat Indonesia Persero Tbk PT	177,500	49

		330

HEALTH CARE 0.0%

Kalbe Farma Tbk PT	692,800	67

INDUSTRIALS 0.0%

United Tractors Tbk PT	144,100	202

MATERIALS 0.1%

Aneka Tambang Tbk	314,000	50

Indah Kiat Pulp & Paper Corp. Tbk PT	207,000	106

Indocement Tunggal Prakarsa Tbk PT	154,200	110

Semen Indonesia Persero Tbk PT	224,300	147

		413

UTILITIES 0.0%

Perusahaan Gas Negara Tbk PT	1,733,700	120

Total Indonesia		4,240

MALAYSIA 1.2%

COMMUNICATION SERVICES 0.1%

Axiata Group Bhd.	163,500	147

DiGi.Com Bhd.	203,500	203

Maxis Bhd.	69,900	74

Telekom Malaysia Bhd.	180,900	265

		689

CONSUMER DISCRETIONARY 0.2%

Genting Bhd.	411,400	489

Genting Malaysia Bhd.	495,200	330

		819

CONSUMER STAPLES 0.1%

British American Tobacco Malaysia Bhd.	14,200	49

IOI Corp. Bhd.	82,700	75

Kuala Lumpur Kepong Bhd.	35,600	175

PPB Group Bhd.	42,880	189

Sime Darby Plantation Bhd.	91,800	88

		576

ENERGY 0.0%

Sapura Energy Bhd. (a)	1,524,300	46

FINANCIALS 0.4%

AMMB Holdings Bhd.	142,700	101

CIMB Group Holdings Bhd.	360,800	401

Hong Leong Bank Bhd.	17,100	77

	SHARES	MARKET VALUE (000S)

Malayan Banking Bhd.	249,700	$488

Public Bank Bhd.	806,300	798

RHB Bank Bhd.	52,600	69

		1,934

HEALTH CARE 0.0%

IHH Healthcare Bhd.	39,000	51

INDUSTRIALS 0.1%

IJM Corp. Bhd.	267,700	116

MISC Bhd.	132,300	216

Sime Darby Bhd.	375,400	197

		529

MATERIALS 0.1%

Petronas Chemicals Group Bhd.	113,700	221

Press Metal Aluminium Holdings Bhd.	84,500	97

		318

UTILITIES 0.2%

Petronas Gas Bhd.	45,600	170

Tenaga Nasional Bhd.	206,200	486

YTL Corp. Bhd.	555,351	88

		744

Total Malaysia		5,706

MEXICO 1.9%

COMMUNICATION SERVICES 0.5%

America Movil S.A.B. de C.V.	3,000,800	2,258

Grupo Televisa S.A.B.	70,600	202

Megacable Holdings S.A.B. de C.V.	13,900	49

		2,509

CONSUMER DISCRETIONARY 0.0%

Controladora Nemak S.A.B. de C.V. (a)	319,400	52

CONSUMER STAPLES 0.7%

Arca Continental S.A.B. de C.V.	37,800	219

Coca-Cola Femsa S.A.B. de C.V.	60,030	318

Gruma S.A.B. de C.V. ‘B’	37,410	418

Kimberly-Clark de Mexico S.A.B. de C.V. ‘A’	315,700	560

Wal-Mart de Mexico S.A.B. de C.V.	575,300	1,878

		3,393

FINANCIALS 0.0%

Grupo Elektra S.A.B. de C.V.	1,050	85

Grupo Financiero Banorte S.A.B. de C.V. ‘O’	12,500	81

		166

INDUSTRIALS 0.1%

Alfa S.A.B. de C.V. ‘A’	336,000	252

Grupo Aeroportuario del Pacifico S.A.B. de C.V.	8,100	86

		338

	SHARES	MARKET VALUE (000S)
MATERIALS 0.6%

Alpek S.A.B. de C.V.	136,000	$167

Cemex S.A.B. de C.V.	634,200	535

Grupo Mexico S.A.B. de C.V. ‘B’	374,800	1,763

Orbia Advance Corp. S.A.B. de C.V.	117,500	308

		2,773

Total Mexico		9,231

PHILIPPINES 0.3%

COMMUNICATION SERVICES 0.1%

Globe Telecom, Inc.	2,395	90

PLDT, Inc.	12,950	343

		433

CONSUMER STAPLES 0.0%

Universal Robina Corp.	35,010	104

FINANCIALS 0.1%

Bank of the Philippine Islands	43,891	80

Metro Pacific Investments Corp.	1,801,000	143

Metropolitan Bank & Trust Co.	114,542	114

		337

INDUSTRIALS 0.1%

Ayala Corp.	15,190	249

International Container Terminal Services, Inc.	69,630	233

		482

UTILITIES 0.0%

Manila Electric Co.	26,970	153

Total Philippines		1,509

POLAND 0.9%

COMMUNICATION SERVICES 0.1%

Cyfrowy Polsat S.A.	23,540	185

Orange Polska S.A. (a)	84,167	148

		333

ENERGY 0.3%

Grupa Lotos S.A.	22,256	314

Polski Koncern Naftowy ORLEN S.A.	54,808	1,105

Polskie Gornictwo Naftowe i Gazownictwo S.A.	56,286	98

		1,517

FINANCIALS 0.1%

Bank Polska Kasa Opieki S.A. (a)	1,891	46

Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	4,601	46

Powszechny Zaklad Ubezpieczen S.A. (a)	43,990	424

		516

INFORMATION TECHNOLOGY 0.1%

Asseco Poland S.A.	19,043	385

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	25

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
MATERIALS 0.2%

Jastrzebska Spolka Weglowa S.A. (a)	22,065	$204

KGHM Polska Miedz S.A.	17,022	837

		1,041

UTILITIES 0.1%

Enea S.A. (a)	20,247	45

PGE Polska Grupa Energetyczna S.A. (a)	136,283	337

Tauron Polska Energia S.A. (a)	236,658	207

		589

Total Poland		4,381

RUSSIA 9.0%

COMMUNICATION SERVICES 0.6%

Mobile TeleSystems PJSC (c)	452,330	2,115

Rostelecom PJSC	164,820	230

Sistema PJSC FC	2,003,900	869

		3,214

CONSUMER STAPLES 0.2%

Magnit PJSC	12,848	934

ENERGY 4.9%

Gazprom Neft PJSC	57,960	344

Gazprom PJSC	2,545,980	9,752

LUKOIL PJSC	85,131	7,876

Novatek PJSC	88,931	1,957

Rosneft Oil Co. PJSC	259,490	2,029

Surgutneftegas PJSC	3,264,300	1,638

Tatneft PJSC (c)	90,836	661

		24,257

FINANCIALS 0.9%

Credit Bank of Moscow PJSC (a)	544,700	48

Moscow Exchange MICEX-RTS PJSC	103,110	241

Sberbank of Russia PJSC	601,070	2,511

VTB Bank PJSC	2,381,100,000	1,577

		4,377

INDUSTRIALS 0.0%

Aeroflot PJSC (c)	90,650	85

MATERIALS 2.0%

Alrosa PJSC	553,710	1,018

Magnitogorsk Iron & Steel Works PJSC	676,330	561

MMC Norilsk Nickel PJSC	12,211	4,139

Novolipetsk Steel PJSC	368,290	1,158

PhosAgro PJSC	7,689	502

Polyus PJSC (c)	3,180	616

Severstal PAO	76,059	1,633

United Co. RUSAL International PJSC (a)	130,000	85

		9,712

REAL ESTATE 0.0%

LSR Group PJSC	4,735	50

	SHARES	MARKET VALUE (000S)
UTILITIES 0.4%

Federal Grid Co. Unified Energy System PJSC	65,540,000	$197

Inter RAO UES PJSC	11,762,000	754

Rosseti PJSC	10,522,000	195

RusHydro PJSC	38,862,000	462

Unipro PJSC (c)	4,717,000	178

		1,786

Total Russia		44,415

SINGAPORE 0.0%

INDUSTRIALS 0.0%

BOC Aviation Ltd.	15,900	134

Total Singapore		134

SOUTH AFRICA 3.4%

COMMUNICATION SERVICES 0.5%

MTN Group Ltd.	255,302	1,845

MultiChoice Group	24,798	204

Telkom S.A. SOC Ltd.	51,564	167

		2,216

CONSUMER DISCRETIONARY 0.2%

Foschini Group Ltd. (a)	24,788	275

Motus Holdings Ltd.	11,263	74

Mr Price Group Ltd.	19,084	281

Truworths International Ltd.	47,010	190

Woolworths Holdings Ltd.	62,283	235

		1,055

CONSUMER STAPLES 0.4%

Bid Corp. Ltd.	25,102	544

Distell Group Holdings Ltd.	8,211	96

Shoprite Holdings Ltd.	68,357	744

SPAR Group Ltd.	17,239	218

Tiger Brands Ltd.	17,935	263

		1,865

ENERGY 0.1%

Exxaro Resources Ltd.	56,640	668

FINANCIALS 0.3%

Absa Group Ltd.	17,831	169

Capitec Bank Holdings Ltd.	846	100

Discovery Ltd.	21,469	190

FirstRand Ltd.	55,211	207

Nedbank Group Ltd.	8,230	99

Standard Bank Group Ltd.	61,793	552

		1,317

HEALTH CARE 0.0%

Netcare Ltd. (a)	143,073	143

INDUSTRIALS 0.0%

Barloworld Ltd.	27,095	202

MATERIALS 1.9%

African Rainbow Minerals Ltd.	5,520	99

Anglo American Platinum Ltd.	1,237	143

AngloGold Ashanti Ltd.	57,625	1,070

	SHARES	MARKET VALUE (000S)

Gold Fields Ltd.	365,953	$3,263

Impala Platinum Holdings Ltd.	144,043	2,369

Kumba Iron Ore Ltd.	15,509	693

Sappi Ltd.	74,681	216

Sasol Ltd. (a)	90,921	1,385

Sibanye Stillwater Ltd.	51,449	214

		9,452

Total South Africa		16,918

SOUTH KOREA 23.0%

COMMUNICATION SERVICES 2.0%

Kakao Corp.	7,395	1,071

KT Corp. SP - ADR	160,253	2,235

LG Uplus Corp.	68,222	930

NAVER Corp.	4,769	1,770

NCSoft Corp.	1,297	944

SK Telecom Co. Ltd.	9,579	2,722

		9,672

CONSUMER DISCRETIONARY 7.9%

Coway Co. Ltd.	7,761	542

Hankook Tire & Technology Co. Ltd.	18,588	853

Hanon Systems	28,784	423

Hyundai Department Store Co. Ltd.	2,621	203

Hyundai Mobis Co. Ltd.	20,868	5,412

Hyundai Motor Co.	54,048	11,500

Hyundai Wia Corp. (c)	6,788	612

Kangwon Land, Inc.	21,413	511

Kia Corp.	157,243	12,531

LG Electronics, Inc.	36,595	5,298

LOTTE Himart Co. Ltd.	6,940	221

Lotte Shopping Co. Ltd. (c)	6,494	666

Mando Corp.	4,428	262

Shinsegae, Inc.	518	131

		39,165

CONSUMER STAPLES 1.1%

Amorepacific Corp.	5,081	579

BGF retail Co. Ltd.	441	70

CJ CheilJedang Corp.	1,675	686

E-MART, Inc.	8,694	1,234

GS Retail Co. Ltd.	3,882	133

KT&G Corp.	22,864	1,714

LG Household & Health Care Ltd.	478	748

NongShim Co. Ltd. (c)	597	166

		5,330

ENERGY 2.0%

GS Holdings Corp.	20,242	832

SK Gas Ltd.	2,583	281

SK Innovation Co. Ltd.	33,238	8,716

		9,829

FINANCIALS 2.4%

BNK Financial Group, Inc.	98,681	679

DB Insurance Co. Ltd.	9,685	472

DGB Financial Group, Inc.	58,598	485

Hana Financial Group, Inc.	8,590	352

Hanwha Life Insurance Co. Ltd.	197,963	662

Hyundai Marine & Fire Insurance Co. Ltd.	25,012	566

26	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)

Industrial Bank of Korea	93,440	$872

KB Financial Group, Inc.	6,961	345

Korea Investment Holdings Co. Ltd.	530	48

Meritz Financial Group, Inc.	11,870	224

Meritz Fire & Marine Insurance Co. Ltd.	20,971	380

Mirae Asset Securities Co. Ltd.	15,382	129

NH Investment & Securities Co. Ltd.	8,860	101

Samsung Card Co. Ltd.	6,651	203

Samsung Fire & Marine Insurance Co. Ltd.	7,230	1,416

Samsung Life Insurance Co. Ltd.	21,068	1,495

Samsung Securities Co. Ltd.	2,540	101

Shinhan Financial Group Co. Ltd.	91,226	3,294

Woori Financial Group, Inc.	18,437	188

		12,012

HEALTH CARE 0.0%

Genome & Co. (a)	5,064	177

INDUSTRIALS 2.7%

CJ Corp.	5,684	540

CJ Logistics Corp. (a)	1,594	250

Daelim Industrial Co. Ltd.	3,332	237

Daewoo Engineering & Construction Co. Ltd. (a)	8,990	63

Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	7,615	242

Doosan Bobcat, Inc.	5,883	251

Doosan Co. Ltd.	4,016	342

Doosan Heavy Industries & Construction Co. Ltd. (a)(c)	79,508	1,679

Doosan Infracore Co. Ltd. (a)	17,265	222

GS Engineering & Construction Corp.	4,978	190

Hanwha Corp.	27,752	781

HDC Hyundai Development Co-Engineering & Construction	1,884	53

Hyundai Engineering & Construction Co. Ltd.	10,032	519

Hyundai Glovis Co. Ltd.	5,556	1,031

Hyundai Heavy Industries Holdings Co. Ltd.	12,455	783

Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	1,100	131

Korean Air Lines Co. Ltd.	23,160	648

LG Corp.	14,926	1,358

LG International Corp.	13,853	384

Lotte Confectionery Co. Ltd.	2,814	100

LS Corp.	11,274	708

LX Holdings Corp. (a)	7,619	76

Posco International Corp.	20,436	423

S-1 Corp.	1,463	106

Samsung C&T Corp.	4,693	568

Samsung Heavy Industries Co. Ltd. (a)	14,327	85

SK Holdings Co. Ltd.	5,430	1,361

SK Networks Co. Ltd.	80,070	428

		13,559

INFORMATION TECHNOLOGY 1.6%

LG Display Co. Ltd. (c)	134,135	2,916

Samsung Electro-Mechanics Co. Ltd.	3,089	484

	SHARES	MARKET VALUE (000S)

Samsung SDI Co. Ltd.	1,299	$804

SK Hynix, Inc.	33,939	3,831

		8,035

MATERIALS 2.5%

Dongkuk Steel Mill Co. Ltd. (c)	43,807	863

Hanwha Chemical Corp.	5,035	199

Hyundai Steel Co.	38,705	1,848

Kolon Industries, Inc.	3,240	232

Korea Petrochemical Ind Co. Ltd.	745	158

Korea Zinc Co. Ltd.	1,173	450

Kumho Petrochemical Co. Ltd.	971	189

LG Chem Ltd.	1,350	1,019

Lotte Chemical Corp.	967	225

POSCO	21,391	6,611

Seah Besteel Corp.	8,680	244

Taekwang Industrial Co. Ltd.	123	127

Young Poong Corp.	173	99

		12,264

UTILITIES 0.8%

Korea Electric Power Corp.	145,823	3,218

Korea Gas Corp.	18,370	602

		3,820

Total South Korea		113,863

TAIWAN 17.8%

COMMUNICATION SERVICES 0.5%

Chunghwa Telecom Co. Ltd.	355,000	1,449

Far EasTone Telecommunications Co. Ltd.	179,000	415

Taiwan Mobile Co. Ltd.	167,000	611

		2,475

CONSUMER DISCRETIONARY 0.7%

Cheng Shin Rubber Industry Co. Ltd.	395,000	662

China Motor Corp. (a)	28,000	77

Eclat Textile Co. Ltd. (a)	4,000	94

Feng TAY Enterprise Co. Ltd. (a)	8,000	70

Formosa Taffeta Co. Ltd.	344,000	402

Giant Manufacturing Co. Ltd. (a)	6,000	69

Hotai Motor Co. Ltd.	16,000	353

Kenda Rubber Industrial Co. Ltd.	35,000	51

Kinpo Electronics	134,000	62

Nien Made Enterprise Co. Ltd. (a)	7,000	104

Pou Chen Corp.	441,000	622

Ruentex Industries Ltd.	137,000	432

Yulon Motor Co. Ltd. (a)	268,509	411

		3,409

CONSUMER STAPLES 0.3%

Great Wall Enterprise Co. Ltd. (a)	44,000	95

President Chain Store Corp.	36,000	340

Uni-President Enterprises Corp.	343,000	900

		1,335

ENERGY 0.1%

Formosa Petrochemical Corp.	141,000	539

	SHARES	MARKET VALUE (000S)
FINANCIALS 2.1%

Cathay Financial Holding Co. Ltd.	894,000	$1,729

Chailease Holding Co. Ltd. (a)	53,000	385

Chang Hwa Commercial Bank Ltd.	109,000	63

China Development Financial Holding Corp.	1,486,000	701

China Life Insurance Co. Ltd.	75,000	71

CTBC Financial Holding Co. Ltd.	1,518,000	1,236

E.Sun Financial Holding Co. Ltd.	530,244	501

First Financial Holding Co. Ltd.	717,010	584

Fubon Financial Holding Co. Ltd.	1,052,000	2,789

Hua Nan Financial Holdings Co. Ltd. ‘C’	80,407	53

Mega Financial Holding Co. Ltd.	830,000	979

Shanghai Commercial & Savings Bank Ltd.	150,605	244

Shin Kong Financial Holding Co. Ltd.	493,965	169

SinoPac Financial Holdings Co. Ltd.	1,125,528	555

Taishin Financial Holding Co. Ltd.	671,542	367

Taiwan Cooperative Financial Holding Co. Ltd.	74,510	57

		10,483

INDUSTRIALS 1.0%

China Airlines Ltd.	788,000	539

Eva Airways Corp.	421,400	305

Evergreen Marine Corp. Taiwan Ltd. (a)	145,000	1,024

Far Eastern New Century Corp.	632,000	726

Taiwan High Speed Rail Corp.	64,000	69

Teco Electric and Machinery Co. Ltd.	42,000	50

Walsin Lihwa Corp.	1,147,000	1,204

Wan Hai Lines Ltd. (a)	75,000	863

		4,780

INFORMATION TECHNOLOGY 10.9%

Accton Technology Corp. (a)	5,000	59

Acer, Inc.	1,151,000	1,210

Advantech Co. Ltd.	39,291	486

ASE Technology Holding Co. Ltd. (a)	116,000	465

Asustek Computer, Inc.	168,000	2,240

AU Optronics Corp.	4,566,000	3,692

Catcher Technology Co. Ltd.	73,000	477

Cheng Uei Precision Industry Co. Ltd.	188,000	285

Chicony Electronics Co. Ltd.	106,000	306

Compal Electronics, Inc.	1,416,000	1,136

Delta Electronics, Inc.	160,000	1,738

Foxconn Technology Co. Ltd.	132,000	311

Gigabyte Technology Co. Ltd.	13,000	50

Hon Hai Precision Industry Co. Ltd.	553,600	2,223

Innolux Corp.	7,779,000	5,787

Inventec Corp.	693,000	653

King Yuan Electronics Co. Ltd. (a)	33,000	53

Largan Precision Co. Ltd.	2,160	240

Lite-On Technology Corp.	342,000	706

MediaTek, Inc.	161,000	5,552

Micro-Star International Co. Ltd.	212,000	1,198

Mitac Holdings Corp.	49,000	48

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	27

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Nan Ya Printed Circuit Board Corp. (a)	4,000	$56

Nanya Technology Corp.	34,000	97

Novatek Microelectronics Corp.	106,000	1,894

Pegatron Corp.	716,000	1,768

Powertech Technology, Inc.	197,000	760

Qisda Corp. (a)	47,000	52

Quanta Computer, Inc.	446,000	1,400

Radiant Opto-Electronics Corp.	24,000	105

Realtek Semiconductor Corp. (a)	17,000	308

Silicon Motion Technology Corp. ADR	1,529	98

Supreme Electronics Co. Ltd.	324,593	469

Synnex Technology International Corp.	254,000	464

Taiwan Semiconductor Manufacturing Co. Ltd.	532,000	11,458

TPK Holding Co. Ltd. (a)	66,000	110

Unimicron Technology Corp. (a)	27,000	125

United Microelectronics Corp.	2,140,000	4,058

Winbond Electronics Corp.	51,000	64

Wistron Corp.	836,347	930

WPG Holdings Ltd.	220,560	405

WT Microelectronics Co. Ltd. (a)	37,000	71

Yageo Corp.	16,000	319

Zhen Ding Technology Holding Ltd.	49,000	185

		54,111

MATERIALS 2.2%

Asia Cement Corp.	515,000	937

Cheng Loong Corp. (a)	44,000	76

China Steel Corp.	1,842,000	2,616

Eternal Materials Co. Ltd. (a)	35,000	51

Feng Hsin Steel Co. Ltd. (a)	103,000	300

Formosa Chemicals & Fibre Corp.	296,000	900

Formosa Plastics Corp.	522,000	1,929

Nan Ya Plastics Corp.	554,000	1,653

TA Chen Stainless Pipe	71,000	151

Taiwan Cement Corp.	1,041,422	1,906

Taiwan Fertilizer Co. Ltd. (a)	25,000	53

Tung Ho Steel Enterprise Corp.	113,000	213

YFY, Inc.	76,000	125

		10,910

REAL ESTATE 0.0%

Highwealth Construction Corp.	33,000	51

Ruentex Development Co. Ltd. (a)	26,000	53

		104

Total Taiwan		88,146

THAILAND 4.1%

COMMUNICATION SERVICES 0.3%

Advanced Info Service PCL	128,700	687

Digital Telecommunications Infrastructure Fund	1,066,600	423

Intouch Holdings PCL	23,900	48

Total Access Communication PCL	199,700	190

		1,348

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

Minor International PCL	50,400	$47

Sri Trang Agro-Industry PCL	82,200	104

		151

CONSUMER STAPLES 0.5%

Berli Jucker PCL	55,000	60

Charoen Pokphand Foods PCL	1,017,700	842

CP ALL PCL	407,800	764

Thai Beverage PCL	618,100	311

Thai Union Group PCL ‘F’	1,041,200	643

		2,620

ENERGY 1.0%

Bangchak Corp. PCL	297,700	230

Banpu PCL	392,300	191

Esso Thailand PCL (a)(c)	231,900	60

IRPC PCL	4,021,400	483

PTT Exploration & Production PCL	80,800	296

PTT PCL	2,376,800	2,917

Star Petroleum Refining PCL	1,238,500	375

Thai Oil PCL	135,500	231

		4,783

FINANCIALS 0.5%

Bangkok Bank PCL	221,800	783

Kasikornbank PCL	159,200	588

Krung Thai Bank PCL	533,500	178

Siam Commercial Bank PCL	87,300	267

Thanachart Capital PCL	468,300	505

Tisco Financial Group PCL	30,600	85

		2,406

HEALTH CARE 0.1%

Bangkok Dusit Medical Services PCL ‘F’	455,600	327

Bumrungrad Hospital PCL	24,000	97

		424

INDUSTRIALS 0.7%

Airports of Thailand PCL	154,300	299

Delta Electronics Thailand PCL	185,500	3,346

		3,645

INFORMATION TECHNOLOGY 0.1%

Cal-Comp Electronics Thailand PCL	927,500	99

Fabrinet (a)	540	52

Jasmine Broadband Internet Infrastructure Fund	960,400	294

		445

MATERIALS 0.7%

Indorama Ventures PCL	69,200	88

PTT Global Chemical PCL	488,500	901

Siam Cement PCL	199,600	2,692

		3,681

REAL ESTATE 0.1%

Land & Houses PCL NVDR	1,528,800	379

Sansiri PCL	1,182,000	49

Supalai PCL	75,700	49

		477

	SHARES	MARKET VALUE (000S)
UTILITIES 0.1%

Electricity Generating PCL	19,600	$107

Ratch Group PCL	113,000	162

		269

Total Thailand		20,249

TURKEY 1.2%

COMMUNICATION SERVICES 0.2%

Turk Telekomunikasyon A/S (c)	331,054	253

Turkcell Iletisim Hizmetleri A/S (c)	331,964	614

		867

CONSUMER DISCRETIONARY 0.2%

Arcelik A/S	137,174	469

Ford Otomotiv Sanayi A/S	23,518	459

Tofas Turk Otomobil Fabrikasi A/S	70,903	240

		1,168

CONSUMER STAPLES 0.2%

Anadolu Efes Biracilik Ve Malt Sanayii A/S	43,800	112

BIM Birlesik Magazalar A/S	79,592	568

		680

ENERGY 0.1%

Turkiye Petrol Rafinerileri A/S	40,172	438

FINANCIALS 0.2%

Haci Omer Sabanci Holding A/S	396,599	405

Is Yatirim Menkul Degerler A/S	89,131	145

Turkiye Halk Bankasi A/S (a)(c)	204,719	119

Turkiye Is Bankasi ‘C’	496,643	291

Turkiye Vakiflar Bankasi TAO ‘D’ (a)	152,273	61

Yapi ve Kredi Bankasi A/S	304,777	76

		1,097

INDUSTRIALS 0.2%

Enka Insaat ve Sanayi A/S	272,215	292

KOC Holding A/S	42,628	90

Turk Hava Yollari AO (a)	250,850	385

Turkiye Sise ve Cam Fabrikalari A/S	75,678	66

		833

MATERIALS 0.1%

Eregli Demir ve Celik Fabrikalari TAS	210,934	437

Petkim Petrokimya Holding A/S (a)	151,725	91

		528

UTILITIES 0.0%

Aygaz A/S	31,279	48

Total Turkey		5,659

UKRAINE 0.0%

CONSUMER STAPLES 0.0%

Kernel Holding S.A.	3,294	47

Total Ukraine		47

28	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
UNITED STATES 0.0%

CONSUMER DISCRETIONARY 0.0%

Nexteer Automotive Group Ltd.	130,000	$181

Total United States		181

Total Common Stocks (Cost $324,458)		441,012

	UNITS
EQUITY-LINKED SECURITIES 1.2%

UNITED KINGDOM 1.2%

FINANCIALS 1.2%

HSBC Bank PLC, Bank of Jiangsu Co. Ltd. - Exp. 06/25/2022	122,800	135

HSBC Bank PLC, Bank of Nanjing Co. Ltd. - Exp. 12/19/2022	30,900	50

HSBC Bank PLC, BOE Technology Group Co. Ltd. - Exp. 11/23/2021	52,700	51

HSBC Bank PLC, China Tourism Group Duty Free Corp. Ltd. - Exp. 06/02/2022	3,000	139

HSBC Bank PLC, Contemporary Amperex Technology Co. Ltd. - Exp. 11/23/2021	4,800	398

HSBC Bank PLC, Focus Media Information Technology Co. Ltd. - Exp. 11/23/2021	70,300	102

HSBC Bank PLC, Foshan Haitian Flavouring & Food Co. Ltd. - Exp. 11/23/2021	2,730	54

HSBC Bank PLC, Foshan Haitian Flavouring & Food Co. Ltd. - Exp. 11/23/2022	2,300	46

HSBC Bank PLC, GoerTek, Inc. - Exp. 03/18/2022	11,400	75

HSBC Bank PLC, Hesteel Co. Ltd. - Exp. 10/08/2021	130,600	50

HSBC Bank PLC, Huayu Automotive Systems Co. Ltd. - Exp. 07/16/2021	12,400	50

HSBC Bank PLC, Industrial Bank Co. Ltd. - Exp. 03/18/2022	223,100	710

HSBC Bank PLC, Inner Mongolia Yili Industrial Group Co. Ltd. - Exp. 11/23/2021	46,500	265

HSBC Bank PLC, Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - Exp. 03/18/2022	4,700	151

HSBC Bank PLC, Kweichow Moutai Co. Ltd. - Exp. 08/15/2022	3,000	956

HSBC Bank PLC, LONGi Green Energy Technology Co. Ltd. - Exp. 03/18/2022	21,140	291

HSBC Bank PLC, Luzhou Laojiao Co. Ltd. - Exp. 03/18/2022	5,700	208

HSBC Bank PLC, Midea Group Co. Ltd. - Exp. 10/21/2022	30,200	334

HSBC Bank PLC, Ping An Bank Co. Ltd. - Exp. 03/18/2022	42,500	149

HSBC Bank PLC, Power Construction Corp. of China Ltd. - Exp. 06/12/2022	83,500	50

HSBC Bank PLC, Rongsheng Petrochemical Co. Ltd. - Exp. 03/18/2022	5,500	15

HSBC Bank PLC, SAIC Motor Corp. Ltd. - Exp. 12/13/2021	48,700	166

HSBC Bank PLC, Sany Heavy Industry Co. Ltd. - Exp. 03/18/2022	40,100	181

	UNITS	MARKET VALUE (000S)

HSBC Bank PLC, Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - Exp. 03/18/2022	2,700	$201

HSBC Bank PLC, TBEA Co. Ltd. Exp. 12/12/2022	28,700	57

HSBC Bank PLC, TCL Technology Group Corp. - Exp. 03/18/2022	135,900	161

HSBC Bank PLC, Tongwei Co. Ltd. - Exp. 03/18/2022	25,400	170

HSBC Bank PLC, Wanhua Chemical Group Co. Ltd. - Exp. 10/08/2021	2,900	49

HSBC Bank PLC, Wanhua Chemical Group Co. Ltd. - Exp. 03/18/2022	700	12

HSBC Bank PLC, Wuliangye Yibin Co. Ltd. - Exp. 11/23/2021	8,600	397

		5,673

Total United Kingdom		5,673

Total Equity-Linked Securities (Cost $5,360)		5,673

	SHARES
EXCHANGE-TRADED FUNDS 4.4%

UNITED STATES 4.4%

iShares MSCI India ETF	493,350	21,831

Total Exchange-Traded Funds (Cost $20,952)		21,831

PREFERRED STOCKS 2.0%

BRAZIL 1.7%

BANKING & FINANCE 0.2%

Banco do Estado do Rio Grande do Sul S.A.	32,700	87

Itau Unibanco Holding S.A.	112,250	672

		759

INDUSTRIALS 0.8%

Braskem S.A.	36,700	440

Gerdau S.A.	357,800	2,130

Metalurgica Gerdau S.A.	447,800	1,245

Usinas Siderurgicas de Minas Gerais S.A.	13,900	53

		3,868

UTILITIES 0.7%

Cia de Transmissao de Energia Eletrica Paulista	53,400	270

Cia Energetica de Minas Gerais	472,447	1,152

Cia Energetica de Sao Paulo	89,600	431

Petroleo Brasileiro S.A.	314,000	1,858

		3,711

Total Brazil		8,338

CHILE 0.2%

INDUSTRIALS 0.2%

Embotelladora Andina S.A.	123,100	285

Sociedad Quimica y Minera de Chile S.A.	12,533	591

		876

Total Chile		876

	SHARES	MARKET VALUE (000S)
RUSSIA 0.1%

UTILITIES 0.1%

Bashneft PJSC	9,843	$147

Transneft PJSC	223	527

		674

Total Russia		674

Total Preferred Stocks (Cost $7,316)		9,888

REAL ESTATE INVESTMENT TRUSTS 0.0%

TURKEY 0.0%

REAL ESTATE 0.0%

Emlak Konut Gayrimenkul Yatirim Ortakligi A/S (c)	1,053,672	226

Total Real Estate Investment Trusts (Cost $308)		226

RIGHTS 0.0%

BRAZIL 0.0%

ENERGY 0.0%

Ultrapar Participacoes S.A.	327,007	2

Total Rights (Cost $0)		2

WARRANTS 1.6%

UNITED KINGDOM 1.6%

FINANCIALS 1.6%

HSBC Bank PLC - Exp. 01/19/2022	189,936	4,518

HSBC Bank PLC - Exp. 03/01/2022	1,575	69

HSBC Bank PLC - Exp. 03/24/2022	8,760	74

HSBC Bank PLC - Exp. 04/05/2022	25,525	728

HSBC Bank PLC - Exp. 06/23/2022	5,048	49

HSBC Bank PLC - Exp. 07/20/2021	48,752	976

HSBC Bank PLC - Exp. 10/04/2021	4,250	50

HSBC Bank PLC - Exp. 11/09/2021	14,217	160

HSBC Bank PLC - Exp. 12/06/2021	114,462	1,070

		7,694

Total Warrants (Cost $6,280)		7,694

Total Investments in Securities (Cost $364,674)		486,326

INVESTMENTS IN AFFILIATES 1.6%

SHORT-TERM INSTRUMENTS 1.6%

MUTUAL FUNDS 1.6%

PIMCO Government Money Market Fund
0.080% (b)(c)(d)	7,977,991	7,978

Total Short-Term Instruments (Cost $7,978)		7,978

Total Investments in Affiliates (Cost $7,978)		7,978

Total Investments 100.0% (Cost $372,652)		$494,304

Other Assets and Liabilities, net 0.0%		148

Net Assets 100.0%		$494,452

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	29

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $8,120 were out on loan in exchange for $8,885 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)

Master Securities Lending Agreement
BMO	$0	$0	$0	$137	$137	$(144)	$(7)
FOB	0	0	0	1,611	1,611	(1,692)	(81)
GSC	0	0	0	4,042	4,042	(4,513)	(471)
MBC	0	0	0	568	568	(631)	(63)
MSC	0	0	0	57	57	(63)	(6)
SAL	0	0	0	1,523	1,523	(1,624)	(101)
UBS	0	0	0	182	182	(218)	(36)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$8,120

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$8,787	$0	$0	$0	$8,787
Real Estate Investment Trusts	98	0	0	0	98

Total Borrowings	$8,885	$0	$0	$0	$8,885

Payable for securities on loan - cash collateral					$8,885

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26	$0	$26

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Common Stocks
Australia
Materials	$0	$86	$0	$86
Brazil
Consumer Discretionary	955	0	0	955

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Consumer Staples	$3,621	$0	$0	$3,621
Energy	1,225	0	0	1,225
Financials	2,803	0	0	2,803
Health Care	80	0	0	80
Industrials	1,884	0	0	1,884
Materials	14,898	0	0	14,898

30	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Utilities	$783	$0	$0	$783
Chile
Communication Services	95	0	0	95
Consumer Discretionary	666	0	0	666
Consumer Staples	880	0	0	880
Energy	207	0	0	207
Financials	468	0	0	468
Materials	235	0	0	235
Utilities	991	0	0	991
China
Communication Services	1,713	4,164	0	5,877
Consumer Discretionary	1,501	12,653	0	14,154
Consumer Staples	122	2,581	0	2,703
Energy	0	6,928	0	6,928
Financials	50	3,334	0	3,384
Health Care	0	776	0	776
Industrials	137	3,278	0	3,415
Information Technology	0	2,424	0	2,424
Materials	0	4,231	0	4,231
Real Estate	0	1,880	0	1,880
Utilities	0	2,609	0	2,609
Greece
Communication Services	0	311	0	311
Consumer Discretionary	0	226	0	226
Energy	0	233	0	233
Financials	478	787	0	1,265
Utilities	0	236	0	236
Hong Kong
Consumer Discretionary	0	581	0	581
Consumer Staples	0	3,935	0	3,935
Financials	0	645	0	645
Industrials	0	480	0	480
Real Estate	0	1,943	0	1,943
Utilities	0	2,434	0	2,434
India
Consumer Discretionary	2,632	0	0	2,632
Financials	8,930	0	0	8,930
Health Care	2,523	0	0	2,523
Industrials	1,005	0	0	1,005
Information Technology	18,708	0	0	18,708
Materials	1,988	0	0	1,988
Indonesia
Communication Services	0	858	0	858
Consumer Discretionary	0	570	0	570
Consumer Staples	0	931	0	931
Energy	0	749	0	749
Financials	0	330	0	330
Health Care	0	67	0	67
Industrials	0	202	0	202
Materials	0	413	0	413
Utilities	0	120	0	120
Malaysia
Communication Services	74	615	0	689
Consumer Discretionary	819	0	0	819
Consumer Staples	488	88	0	576
Energy	0	46	0	46
Financials	1,464	470	0	1,934
Health Care	51	0	0	51
Industrials	197	332	0	529
Materials	97	221	0	318
Utilities	170	574	0	744
Mexico
Communication Services	2,509	0	0	2,509
Consumer Discretionary	52	0	0	52
Consumer Staples	3,393	0	0	3,393
Financials	166	0	0	166
Industrials	338	0	0	338
Materials	2,773	0	0	2,773
Philippines
Communication Services	90	343	0	433
Consumer Staples	104	0	0	104

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Financials	$114	$223	$0	$337
Industrials	482	0	0	482
Utilities	0	153	0	153
Poland
Communication Services	0	333	0	333
Energy	0	1,517	0	1,517
Financials	0	516	0	516
Information Technology	0	385	0	385
Materials	0	1,041	0	1,041
Utilities	0	589	0	589
Russia
Communication Services	0	3,214	0	3,214
Consumer Staples	0	934	0	934
Energy	0	24,257	0	24,257
Financials	0	4,377	0	4,377
Industrials	0	85	0	85
Materials	0	9,712	0	9,712
Real Estate	0	50	0	50
Utilities	0	1,786	0	1,786
Singapore
Industrials	0	134	0	134
South Africa
Communication Services	371	1,845	0	2,216
Consumer Discretionary	545	510	0	1,055
Consumer Staples	1,865	0	0	1,865
Energy	668	0	0	668
Financials	190	1,127	0	1,317
Health Care	143	0	0	143
Industrials	202	0	0	202
Materials	99	9,353	0	9,452
South Korea
Communication Services	2,235	7,437	0	9,672
Consumer Discretionary	0	39,165	0	39,165
Consumer Staples	748	4,582	0	5,330
Energy	0	9,829	0	9,829
Financials	0	12,012	0	12,012
Health Care	0	177	0	177
Industrials	182	13,377	0	13,559
Information Technology	0	8,035	0	8,035
Materials	0	12,264	0	12,264
Utilities	0	3,820	0	3,820
Taiwan
Communication Services	611	1,864	0	2,475
Consumer Discretionary	0	3,409	0	3,409
Consumer Staples	0	1,335	0	1,335
Energy	0	539	0	539
Financials	0	10,483	0	10,483
Industrials	0	4,780	0	4,780
Information Technology	23,465	30,646	0	54,111
Materials	0	10,910	0	10,910
Real Estate	0	104	0	104
Thailand
Communication Services	0	1,348	0	1,348
Consumer Discretionary	0	151	0	151
Consumer Staples	0	2,620	0	2,620
Energy	0	4,783	0	4,783
Financials	0	2,406	0	2,406
Health Care	0	424	0	424
Industrials	0	3,645	0	3,645
Information Technology	52	393	0	445
Materials	88	3,593	0	3,681
Real Estate	0	477	0	477
Utilities	0	269	0	269
Turkey
Communication Services	253	614	0	867
Consumer Discretionary	240	928	0	1,168
Consumer Staples	680	0	0	680
Energy	0	438	0	438
Financials	195	902	0	1,097
Industrials	448	385	0	833
Materials	91	437	0	528
Utilities	0	48	0	48

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	31

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	(Cont.)	June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Ukraine
Consumer Staples	$0	$47	$0	$47
United States
Consumer Discretionary	0	181	0	181
Equity-Linked Securities
United Kingdom
Financials	0	5,673	0	5,673
Exchange-Traded Funds
United States	21,831	0	0	21,831
Preferred Stocks
Brazil
Banking & Finance	759	0	0	759
Industrials	3,868	0	0	3,868
Utilities	3,711	0	0	3,711
Chile
Industrials	876	0	0	876
Russia
Utilities	0	674	0	674

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Real Estate Investment Trusts
Turkey
Real Estate	$226	$0	$0	$226
Rights
Brazil
Energy	0	2	0	2
Warrants
United Kingdom
Financials	0	7,694	0	7,694

	$147,601	$338,725	$0	$486,326

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	7,978	0	0	7,978

Total Investments	$155,579	$338,725	$0	$494,304

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

32	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.7%

COMMON STOCKS 95.6%

AUSTRALIA 5.3%

COMMUNICATION SERVICES 0.5%

carsales.com Ltd.	1,190	$17

Nine Entertainment Co. Holdings Ltd.	5,374	12

REA Group Ltd.	383	48

SEEK Ltd.	2,012	50

Telstra Corp. Ltd.	96,697	273

		400

CONSUMER DISCRETIONARY 0.7%

Breville Group Ltd.	1,094	25

Crown Resorts Ltd.	3,331	30

Domino’s Pizza Enterprises Ltd.	613	55

Eagers Automotive Ltd.	2,313	29

Harvey Norman Holdings Ltd.	8,395	34

JB Hi-Fi Ltd.	1,290	49

Super Retail Group Ltd.	4,579	44

Tabcorp Holdings Ltd.	9,292	36

Wesfarmers Ltd.	6,322	280

		582

CONSUMER STAPLES 0.4%

Coles Group Ltd.	3,467	44

Endeavour Group Ltd. (a)	8,042	38

GrainCorp Ltd. ‘A’	6,446	25

Metcash Ltd.	17,281	52

Woolworths Group Ltd.	8,042	230

		389

ENERGY 0.2%

Ampol Ltd.	2,523	53

Santos Ltd.	10,175	54

Viva Energy Group Ltd.	14,844	22

Whitehaven Coal Ltd.	18,803	27

Woodside Petroleum Ltd.	2,857	48

		204

FINANCIALS 0.8%

AMP Ltd.	75,041	63

Australia & New Zealand Banking Group Ltd.	2,023	43

Bank of Queensland Ltd.	5,321	36

Bendigo & Adelaide Bank Ltd.	3,316	26

Insurance Australia Group Ltd.	4,270	17

Macquarie Group Ltd.	731	86

Magellan Financial Group Ltd.	491	20

Medibank Pvt Ltd.	27,441	65

National Australia Bank Ltd.	4,538	89

NIB Holdings Ltd.	4,056	20

Pendal Group Ltd.	7,134	43

Perpetual Ltd.	680	21

QBE Insurance Group Ltd.	3,143	25

Suncorp Group Ltd.	9,853	82

Westpac Banking Corp.	2,964	57

		693

HEALTH CARE 0.3%

Ansell Ltd.	2,075	68

Cochlear Ltd.	193	36

	SHARES	MARKET VALUE (000S)

CSL Ltd.	554	$119

Ramsay Health Care Ltd.	595	28

		251

INDUSTRIALS 0.2%

Aurizon Holdings Ltd.	26,349	73

Brambles Ltd.	8,008	69

Downer EDI Ltd.	9,787	41

Qantas Airways Ltd.	4,571	16

Sydney Airport	3,766	16

		215

INFORMATION TECHNOLOGY 0.1%

Atlassian Corp. PLC ‘A’ (a)	337	87

Computershare Ltd.	1,584	20

		107

MATERIALS 1.9%

BHP Group Ltd.	7,806	284

BHP Group PLC	8,828	261

BlueScope Steel Ltd.	3,777	62

Boral Ltd.	9,818	54

CSR Ltd.	10,434	45

Evolution Mining Ltd.	7,712	26

Fortescue Metals Group Ltd.	24,668	431

IGO Ltd.	4,881	28

Iluka Resources Ltd.	3,370	23

Incitec Pivot Ltd.	14,798	26

Mineral Resources Ltd.	1,570	63

Newcrest Mining Ltd.	1,719	33

Northern Star Resources Ltd.	6,985	51

OZ Minerals Ltd.	2,205	37

Rio Tinto Ltd.	2,295	218

Sandfire Resources Ltd.	7,452	38

		1,680

REAL ESTATE 0.0%

Lendlease Corp. Ltd.	4,040	35

UTILITIES 0.2%

AGL Energy Ltd.	9,335	57

APA Group	2,224	15

Origin Energy Ltd.	20,873	71

		143

Total Australia		4,699

AUSTRIA 0.3%

ENERGY 0.1%

OMV AG	1,584	90

INDUSTRIALS 0.1%

Andritz AG	566	32

INFORMATION TECHNOLOGY 0.0%

AMS AG (a)	1,353	27

MATERIALS 0.1%

voestalpine AG	1,291	53

Wienerberger AG	879	34

		87

	SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

CA Immobilien Anlagen AG	566	$24

Total Austria		260

BELGIUM 0.3%

COMMUNICATION SERVICES 0.1%

Proximus SADP	1,785	34

CONSUMER STAPLES 0.0%

Etablissements Franz Colruyt NV	488	27

FINANCIALS 0.1%

Ageas S.A.	748	42

Gimv NV	351	22

		64

HEALTH CARE 0.0%

UCB S.A.	182	19

INDUSTRIALS 0.0%

bpost S.A.	2,131	26

INFORMATION TECHNOLOGY 0.1%

Barco NV	1,297	36

MATERIALS 0.0%

Solvay S.A.	259	33

Total Belgium		239

CANADA 7.5%

COMMUNICATION SERVICES 0.5%

BCE, Inc.	2,512	124

Cineplex, Inc. (a)	3,891	47

Cogeco Communications, Inc.	354	35

Corus Entertainment, Inc. ‘B’	5,594	29

Quebecor, Inc. ‘B’	1,191	32

Rogers Communications, Inc. ‘B’	1,478	78

Shaw Communications, Inc. ‘B’	1,119	32

TELUS Corp.	3,537	79

		456

CONSUMER DISCRETIONARY 1.1%

BRP, Inc.	341	27

Canadian Tire Corp. Ltd. ‘A’	903	143

Cogeco, Inc. (e)	321	25

Dollarama, Inc.	1,107	51

Gildan Activewear, Inc.	1,439	53

Linamar Corp.	665	42

Lululemon Athletica, Inc. (a)	166	60

Magna International, Inc.	6,046	560

Martinrea International, Inc. (e)	2,507	26

		987

CONSUMER STAPLES 0.6%

Alimentation Couche-Tard, Inc. ‘B’	3,313	122

Empire Co. Ltd. ‘A’	2,830	89

George Weston Ltd.	1,011	96

Loblaw Cos. Ltd.	1,131	70

Maple Leaf Foods, Inc.	769	16

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	33

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Metro, Inc.	1,410	$68

North West Co., Inc.	799	23

Premium Brands Holdings Corp.	369	37

Saputo, Inc.	853	25

		546

ENERGY 1.3%

ARC Resources Ltd.	6,890	59

Baytex Energy Corp. (a)	23,776	46

Birchcliff Energy Ltd.	10,307	43

Cameco Corp.	2,472	47

Canadian Natural Resources Ltd.	1,503	55

Cenovus Energy, Inc.	18,535	177

Crescent Point Energy Corp.	25,982	118

Enerplus Corp.	5,351	38

Gibson Energy, Inc.	3,212	62

Imperial Oil Ltd.	3,227	98

MEG Energy Corp. (a)	13,033	94

Peyto Exploration & Development Corp.	5,568	37

Suncor Energy, Inc.	6,021	144

Vermilion Energy, Inc. (a)	3,834	34

Whitecap Resources, Inc. (e)	12,614	63

		1,115

FINANCIALS 1.1%

Bank of Montreal	914	94

Canadian Imperial Bank of Commerce	1,446	165

CI Financial Corp.	3,619	66

Fairfax Financial Holdings Ltd.	88	39

Great-West Lifeco, Inc. (e)	1,355	40

Home Capital Group, Inc. (a)	1,449	43

IGM Financial, Inc.	1,049	37

Intact Financial Corp. (e)	581	79

Manulife Financial Corp.	1,934	38

National Bank of Canada	443	33

Onex Corp.	401	29

Power Corp. of Canada	3,505	111

Royal Bank of Canada	1,333	135

Toronto-Dominion Bank	457	32

		941

HEALTH CARE 0.0%

Chartwell Retirement Residences	1,772	19

INDUSTRIALS 1.1%

Aecon Group, Inc.	2,333	34

Canadian National Railway Co.	1,564	165

Canadian Pacific Railway Ltd.	2,940	226

Finning International, Inc.	1,800	47

Ritchie Bros Auctioneers, Inc.	961	57

Russel Metals, Inc.	1,494	41

TFI International, Inc.	1,312	120

Thomson Reuters Corp.	2,109	209

Toromont Industries Ltd.	767	67

Transcontinental, Inc. ‘A’	1,781	33

Westshore Terminals Investment Corp.	1,705	24

		1,023

INFORMATION TECHNOLOGY 0.4%

Canadian Solar, Inc. (a)	718	32

	SHARES	MARKET VALUE (000S)

Celestica, Inc. (a)	3,277	$26

CGI, Inc. (a)	1,005	91

Constellation Software, Inc. (e)	35	53

Open Text Corp.	931	47

Shopify, Inc. ‘A’ (a)	64	94

		343

MATERIALS 0.8%

Eldorado Gold Corp. (a)	3,873	39

First Quantum Minerals Ltd.	2,886	67

Franco-Nevada Corp.	138	20

Hudbay Minerals, Inc.	4,708	31

Interfor Corp.	1,711	43

Intertape Polymer Group, Inc.	1,737	40

Lundin Mining Corp.	3,921	35

Methanex Corp.	1,002	33

New Gold, Inc. (a)	14,963	27

Nutrien Ltd.	991	60

Resolute Forest Products, Inc.	2,395	29

Stelco Holdings, Inc.	1,651	49

Stella-Jones, Inc.	839	30

Teck Resources Ltd. ‘B’	5,633	130

Turquoise Hill Resources Ltd. (a)	2,118	36

West Fraser Timber Co. Ltd.	850	61

Winpak Ltd.	491	15

		745

REAL ESTATE 0.1%

Colliers International Group, Inc.	350	39

FirstService Corp.	382	66

		105

UTILITIES 0.5%

Algonquin Power & Utilities Corp.	1,293	19

Atco Ltd. ‘I’	1,269	45

Boralex, Inc. (e)	1,167	35

Emera, Inc.	674	31

Fortis, Inc.	1,473	65

Hydro One Ltd.	2,180	53

Northland Power, Inc.	1,717	58

Superior Plus Corp.	2,454	30

TransAlta Corp.	4,003	40

TransAlta Renewables, Inc.	1,647	28

		404

Total Canada		6,684

CHILE 0.0%

MATERIALS 0.0%

Antofagasta PLC	1,430	29

Total Chile		29

DENMARK 1.8%

CONSUMER DISCRETIONARY 0.1%

Pandora A/S	378	51

CONSUMER STAPLES 0.1%

Carlsberg A/S ‘B’	347	65

Royal Unibrew A/S	509	65

Scandinavian Tobacco Group A/S	1,460	30

		160

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%

Topdanmark A/S	576	$30

HEALTH CARE 0.5%

Coloplast A/S ‘B’	129	21

Demant A/S (a)	693	39

GN Store Nord A/S	834	73

Novo Nordisk A/S ‘B’	3,803	319

		452

INDUSTRIALS 0.9%

AP Moller - Maersk A/S ‘B’	120	345

D/S Norden A/S	1,529	49

DSV Panalpina A/S	730	170

ISS A/S	918	22

Vestas Wind Systems A/S	5,370	210

		796

MATERIALS 0.1%

Novozymes A/S ‘B’	945	71

UTILITIES 0.1%

Orsted A/S	458	64

Total Denmark		1,624

FINLAND 1.0%

COMMUNICATION SERVICES 0.0%

Elisa Oyj	716	43

CONSUMER STAPLES 0.2%

Kesko Oyj ‘B’	5,343	197

ENERGY 0.2%

Neste Oyj	2,631	161

FINANCIALS 0.1%

Sampo Oyj ‘A’	1,373	63

INDUSTRIALS 0.2%

Finnair Oyj	27,954	23

Kone Oyj ‘B’	1,287	105

Metso Outotec OYJ	4,006	47

YIT OYJ	2,938	18

		193

INFORMATION TECHNOLOGY 0.0%

TietoEVRY Oyj	811	26

MATERIALS 0.2%

Kemira Oyj	1,793	28

Outokumpu OYJ	8,923	53

Stora Enso Oyj ‘R’	3,458	63

UPM-Kymmene Oyj	1,415	54

		198

UTILITIES 0.1%

Fortum Oyj	1,686	47

Total Finland		928

34	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
FRANCE 7.0%

COMMUNICATION SERVICES 0.8%

Criteo S.A. ADR (a)	871	$39

Eutelsat Communications S.A.	4,191	49

Iliad S.A.	91	13

Lagardere S.C.A.	973	24

Orange S.A.	26,527	303

Publicis Groupe S.A.	992	63

Television Francaise	2,139	22

Vivendi S.A.	4,544	153

		666

CONSUMER DISCRETIONARY 1.5%

Cie Generale des Etablissements Michelin S.C.A.	532	85

Elior Group S.A.	4,663	35

Faurecia SE	226	11

Hermes International	123	179

Kering S.A.	237	208

LVMH Moet Hennessy Louis Vuitton SE	623	490

Renault S.A.	6,133	249

Sodexo S.A.	493	46

		1,303

CONSUMER STAPLES 0.8%

Carrefour S.A.	14,306	281

Casino Guichard Perrachon S.A.	1,589	50

Danone S.A.	921	65

L’Oreal S.A.	573	256

Pernod Ricard S.A.	286	64

		716

ENERGY 0.4%

TotalEnergies SE	7,385	335

FINANCIALS 0.9%

BNP Paribas S.A.	658	42

Eurazeo S.A.	403	35

Natixis S.A.	12,427	59

Societe Generale S.A.	21,978	650

		786

HEALTH CARE 0.2%

Korian S.A.	1,224	45

Sanofi	649	68

Sartorius Stedim Biotech	132	63

		176

INDUSTRIALS 1.5%

Air France-KLM (a)(c)	4,810	23

Airbus SE	845	109

Alstom S.A.	670	34

Bouygues S.A.	2,999	111

Bureau Veritas S.A. (a)	2,719	86

Cie de Saint-Gobain	2,293	151

Elis S.A.	2,008	38

Legrand S.A.	543	57

Nexans S.A.	636	58

Rexel S.A.	6,110	128

Safran S.A.	178	25

	SHARES	MARKET VALUE (000S)

Schneider Electric SE	1,194	$188

Societe BIC S.A.	283	20

Teleperformance	197	80

Thales S.A.	196	20

Vinci S.A.	1,832	196

		1,324

INFORMATION TECHNOLOGY 0.2%

Alten S.A.	213	28

Capgemini SE	245	47

Dassault Systemes SE	216	53

Worldline S.A. (a)	468	44

		172

MATERIALS 0.0%

Vicat S.A.	725	35

REAL ESTATE 0.0%

Nexity S.A.	680	34

UTILITIES 0.7%

Electricite de France S.A.	12,629	173

Engie S.A.	20,152	276

Suez S.A.	1,681	40

Veolia Environnement S.A.	4,943	149

		638

Total France		6,185

GERMANY 5.8%

COMMUNICATION SERVICES 0.4%

CTS Eventim AG & Co. KGaA	393	24

Deutsche Telekom AG	8,416	178

Freenet AG	2,068	49

ProSiebenSat.1 Media SE	3,830	76

Scout24 AG	327	28

		355

CONSUMER DISCRETIONARY 1.8%

adidas AG	550	205

Bayerische Motoren Werke AG	3,513	372

Continental AG	753	111

Daimler AG	5,021	449

Delivery Hero SE (a)	522	69

ElringKlinger AG (a)	2,498	45

Fielmann AG (a)	326	26

Hella GmbH & Co. KGaA	868	59

Hornbach Holding AG & Co. KGaA	554	63

Hugo Boss AG	958	52

Leoni AG (a)	1,635	29

Puma SE	442	53

TUI AG (a)	4,811	25

Zalando SE (a)	464	56

		1,614

CONSUMER STAPLES 0.1%

Beiersdorf AG	211	25

Metro AG	3,917	49

		74

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.8%

Aareal Bank AG	1,268	$29

Commerzbank AG	24,250	172

Deutsche Bank AG (a)	18,159	237

Deutsche Boerse AG	388	68

Deutsche Pfandbriefbank AG	3,725	37

Hannover Rueck SE	265	44

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	324	89

Talanx AG	660	27

		703

HEALTH CARE 0.3%

Carl Zeiss Meditec AG	304	59

Fresenius Medical Care AG & Co. KGaA	660	55

Fresenius SE & Co. KGaA	594	31

Merck KGaA	422	81

Siemens Healthineers AG	429	26

		252

INDUSTRIALS 0.9%

Brenntag SE	521	48

Deutsche Lufthansa AG (c)	11,487	129

Deutsche Post AG	1,549	105

Deutz AG	2,909	24

Duerr AG	680	26

Hapag-Lloyd AG	158	36

KION Group AG	338	36

Kloeckner & Co. SE	3,219	44

Knorr-Bremse AG	162	19

MTU Aero Engines AG	151	37

Nordex SE (a)	1,529	37

Rational AG	36	33

Siemens AG	1,395	222

		796

INFORMATION TECHNOLOGY 0.2%

Infineon Technologies AG	3,285	132

SAP SE	188	27

		159

MATERIALS 0.5%

Aurubis AG	629	58

BASF SE	2,822	223

Covestro AG	777	50

K+S AG	5,828	80

Salzgitter AG	1,445	43

		454

REAL ESTATE 0.3%

Deutsche Wohnen SE	1,079	66

LEG Immobilien SE	643	93

TAG Immobilien AG	2,659	84

Vonovia SE	870	56

		299

UTILITIES 0.5%

E.ON SE	13,874	161

RWE AG	6,103	221

Uniper SE	2,423	89

		471

Total Germany		5,177

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	35

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
HONG KONG 2.3%

COMMUNICATION SERVICES 0.1%

HKT Trust & HKT Ltd.	37,000	$50

PCCW Ltd.	96,295	51

		101

CONSUMER DISCRETIONARY 0.4%

Bosideng International Holdings Ltd.	78,000	56

Cafe de Coral Holdings Ltd.	4,000	8

Chow Tai Fook Jewellery Group Ltd.	27,200	62

Galaxy Entertainment Group Ltd.	8,000	64

Man Wah Holdings Ltd.	27,200	65

Melco Resorts & Entertainment Ltd. ADR (a)	1,610	27

SJM Holdings Ltd.	18,000	20

Xinyi Glass Holdings Ltd.	10,000	41

Yue Yuen Industrial Holdings Ltd.	16,000	39

		382

CONSUMER STAPLES 0.1%

Vitasoy International Holdings Ltd.	8,000	30

WH Group Ltd.	81,500	73

		103

FINANCIALS 0.4%

AIA Group Ltd.	11,400	141

Hong Kong Exchanges and Clearing Ltd.	2,800	167

		308

INDUSTRIALS 0.6%

Cathay Pacific Airways Ltd.	30,000	25

CK Hutchison Holdings Ltd.	24,000	187

Hutchison Port Holdings Trust	129,600	29

Jardine Matheson Holdings Ltd.	1,000	64

MTR Corp. Ltd.	7,000	39

Pacific Basin Shipping Ltd. (a)	68,000	27

Shun Tak Holdings Ltd.	86,000	28

SITC International Holdings Co. Ltd.	18,000	75

Techtronic Industries Co. Ltd.	2,500	44

		518

INFORMATION TECHNOLOGY 0.2%

GCL-Poly Energy Holdings Ltd. «(a)	364,000	46

Kingboard Holdings Ltd.	7,200	40

Kingboard Laminates Holdings Ltd.	17,000	38

Truly International Holdings Ltd. (a)	120,000	34

VTech Holdings Ltd.	3,500	37

		195

REAL ESTATE 0.3%

Hongkong Land Holdings Ltd.	5,500	26

Hopson Development Holdings Ltd.	12,000	55

Kerry Properties Ltd.	5,500	18

New World Development Co. Ltd.	6,000	31

Shimao Property Holdings Ltd.	10,400	26

Swire Pacific Ltd. ‘A’	7,000	48

Wharf Holdings Ltd.	14,000	53

		257

	SHARES	MARKET VALUE (000S)
UTILITIES 0.2%

CLP Holdings Ltd.	9,100	$90

HK Electric Investments & HK Electric Investments Ltd.	17,000	17

Hong Kong & China Gas Co. Ltd.	31,972	49

Power Assets Holdings Ltd.	5,000	31

		187

Total Hong Kong		2,051

IRELAND 1.4%

CONSUMER DISCRETIONARY 0.2%

Aptiv PLC (a)	1,339	211

CONSUMER STAPLES 0.1%

Glanbia PLC	1,367	22

Kerry Group PLC ‘A’	352	49

		71

HEALTH CARE 0.4%

ICON PLC (a)	382	79

Jazz Pharmaceuticals PLC (a)	308	55

Medtronic PLC	1,081	134

UDG Healthcare PLC	2,446	36

		304

INDUSTRIALS 0.4%

Allegion PLC	311	43

DCC PLC	377	31

Experian PLC	2,047	79

Grafton Group PLC	3,129	50

Kingspan Group PLC	589	55

Trane Technologies PLC	488	90

		348

MATERIALS 0.3%

James Hardie Industries PLC ADR	4,952	168

Smurfit Kappa Group PLC	2,181	119

		287

Total Ireland		1,221

ISRAEL 0.5%

COMMUNICATION SERVICES 0.0%

Bezeq The Israeli Telecommunication Corp. Ltd. (a)	34,696	38

ENERGY 0.1%

Oil Refineries Ltd. (a)	122,669	32

Paz Oil Co. Ltd.	159	19

		51

FINANCIALS 0.2%

Bank Hapoalim BM (a)	4,581	37

Bank Leumi Le-Israel BM (a)	3,316	25

Israel Discount Bank Ltd. ‘A’ (a)	6,309	30

Mizrahi Tefahot Bank Ltd. (a)	921	28

Plus500 Ltd.	902	17

		137

	SHARES	MARKET VALUE (000S)
HEALTH CARE 0.0%

Teva Pharmaceutical Industries Ltd. SP - ADR (a)	3,358	$33

INFORMATION TECHNOLOGY 0.1%

Check Point Software Technologies Ltd. (a)	237	27

Nice Ltd. (a)	121	30

SolarEdge Technologies, Inc. (a)	162	45

		102

MATERIALS 0.1%

ICL Group Ltd.	7,070	48

Total Israel		409

ITALY 2.8%

COMMUNICATION SERVICES 0.3%

Infrastrutture Wireless Italiane SpA	2,516	29

Telecom Italia SpA	448,460	223

		252

CONSUMER DISCRETIONARY 0.2%

Autogrill SpA	4,172	30

Brembo SpA	2,934	37

De’ Longhi SpA	1,004	44

Ferrari NV	255	53

Moncler SpA	738	50

		214

CONSUMER STAPLES 0.1%

MARR SpA	1,602	38

ENERGY 0.6%

Eni SpA	41,731	509

Saipem SpA	12,067	29

		538

FINANCIALS 0.7%

Anima Holding SpA	5,443	27

Azimut Holding SpA	2,770	67

Banca Generali SpA (a)	735	32

Banca IFIS SpA	2,211	35

Banca Popolare di Sondrio SCPA	9,549	42

Banco BPM SpA	15,794	51

BPER Banca	33,195	72

FinecoBank Banca Fineco SpA (a)	3,126	55

Societa Cattolica Di Assicurazione SPA	5,561	46

UniCredit SpA	7,538	89

Unipol Gruppo Finanziario SpA	11,555	63

		579

HEALTH CARE 0.2%

Amplifon SpA	1,191	59

DiaSorin SpA	361	68

Recordati Industria Chimica e Farmaceutica SpA	1,289	74

		201

36	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.1%

Enav SpA	4,316	$20

Prysmian SpA	1,152	41

		61

UTILITIES 0.6%

Enel SpA	37,869	352

ERG SpA	1,984	59

Iren SpA	8,958	25

Snam SpA	10,895	63

Terna SpA	8,548	64

		563

Total Italy		2,446

JAPAN 26.6%

COMMUNICATION SERVICES 2.0%

Avex, Inc.	1,800	27

Capcom Co. Ltd.	2,200	64

CyberAgent, Inc.	2,800	60

Daiichikosho Co. Ltd.	700	27

Fuji Media Holdings, Inc.	2,300	26

Internet Initiative Japan, Inc.	800	25

Kadokawa Corp.	1,100	45

Kakaku.com, Inc.	1,000	30

KDDI Corp.	14,600	455

Koei Tecmo Holdings Co. Ltd.	580	28

Konami Holdings Corp.	400	24

Mixi, Inc.	1,200	32

Nexon Co. Ltd.	1,200	27

Nintendo Co. Ltd.	300	173

Nippon Telegraph & Telephone Corp.	9,300	243

Nippon Television Holdings, Inc.	3,600	42

Softbank Corp.	10,000	131

SoftBank Group Corp.	3,000	209

Toho Co. Ltd.	1,100	45

TV Asahi Holdings Corp.	1,700	27

Yahoo Japan Corp.	7,300	36

		1,776

CONSUMER DISCRETIONARY 5.3%

Adastria Co. Ltd.	1,500	27

Aisin Corp.	2,600	112

Arata Corp.	100	4

ASKUL Corp.	1,200	19

Autobacs Seven Co. Ltd.	1,300	17

Bandai Namco Holdings, Inc.	1,100	76

Bridgestone Corp.	6,200	282

Casio Computer Co. Ltd.	1,800	30

DCM Holdings Co. Ltd.	4,400	42

Denso Corp.	2,300	157

EDION Corp.	2,700	26

Exedy Corp.	1,800	26

Fast Retailing Co. Ltd.	100	75

Food & Life Cos. Ltd.	2,400	103

H2O Retailing Corp.	2,100	17

Haseko Corp.	1,600	22

Honda Motor Co. Ltd.	13,300	428

Iida Group Holdings Co. Ltd.	1,800	46

Isetan Mitsukoshi Holdings Ltd.	6,300	44

Isuzu Motors Ltd.	8,000	106

K’s Holdings Corp.	2,300	26

	SHARES	MARKET VALUE (000S)

Kohnan Shoji Co. Ltd.	1,900	$66

Koito Manufacturing Co. Ltd.	700	44

Mazda Motor Corp.	18,500	175

McDonald’s Holdings Co. Japan Ltd.	200	9

Musashi Seimitsu Industry Co. Ltd.	1,800	40

NHK Spring Co. Ltd.	2,300	19

Nippon Seiki Co. Ltd.	2,500	27

Nishimatsuya Chain Co. Ltd.	2,100	29

Nissan Motor Co. Ltd.	65,500	326

Nitori Holdings Co. Ltd.	200	35

NOK Corp.	2,300	29

Oriental Land Co. Ltd.	200	29

Paltac Corp.	100	5

Pan Pacific International Holdings Corp.	1,300	27

Panasonic Corp.	20,900	241

Plenus Co. Ltd.	1,200	22

Rakuten, Inc.	2,100	24

Rinnai Corp.	100	10

Saizeriya Co. Ltd.	1,000	24

Sankyo Co. Ltd.	900	23

Sega Sammy Holdings, Inc.	1,200	16

Sekisui Chemical Co. Ltd.	3,100	53

Sekisui House Ltd.	2,700	55

Shimamura Co. Ltd.	700	67

Shimano, Inc.	500	119

Skylark Co. Ltd.	1,100	15

Sony Group Corp.	2,900	281

Stanley Electric Co. Ltd.	900	26

Subaru Corp.	3,800	75

Sumitomo Electric Industries Ltd.	7,600	112

Sumitomo Forestry Co. Ltd.	2,000	37

Sumitomo Rubber Industries Ltd.	4,200	58

Suzuki Motor Corp.	3,100	131

Takashimaya Co. Ltd.	2,800	31

Tokai Rika Co. Ltd.	1,200	19

Tomy Co. Ltd.	1,800	15

Toyoda Gosei Co. Ltd.	1,100	27

Toyota Boshoku Corp.	3,400	71

Toyota Motor Corp.	3,000	262

TS Tech Co. Ltd.	3,100	48

USS Co. Ltd.	1,700	30

Yamada Denki Co. Ltd.	13,800	64

Yamaha Corp.	700	38

Yamaha Motor Co. Ltd.	2,300	62

Yellow Hat Ltd.	1,700	30

Yoshinoya Holdings Co. Ltd.	1,000	19

Zensho Holdings Co. Ltd.	1,000	26

Zojirushi Corp.	1,300	19

ZOZO, Inc.	900	31

		4,726

CONSUMER STAPLES 2.2%

Aeon Co. Ltd.	5,200	140

Ain Holdings, Inc.	100	6

Ajinomoto Co., Inc.	5,500	143

Asahi Group Holdings Ltd.	1,500	70

Calbee, Inc.	1,100	25

Cawachi Ltd.	1,300	26

Coca-Cola Bottlers Japan, Inc.	1,600	25

Earth Corp.	100	6

Ezaki Glico Co. Ltd.	700	26

Heiwado Co. Ltd.	2,200	44

Itoham Yonekyu Holdings, Inc.	4,200	27

	SHARES	MARKET VALUE (000S)

J-Oil Mills, Inc.	400	$7

Japan Tobacco, Inc.	12,400	234

Kagome Co. Ltd.	1,000	26

Kao Corp.	400	25

Kewpie Corp.	1,300	29

Kikkoman Corp.	700	46

Kirin Holdings Co. Ltd.	6,300	123

Kobayashi Pharmaceutical Co. Ltd.	300	26

Maruha Nichiro Corp.	1,500	32

Matsumotokiyoshi Holdings Co. Ltd.	200	9

Megmilk Snow Brand Co. Ltd.	1,400	27

MEIJI Holdings Co. Ltd.	800	48

Mitsui DM Sugar Holdings Co. Ltd.	1,600	27

Morinaga & Co. Ltd.	900	29

Morinaga Milk Industry Co. Ltd.	300	16

NH Foods Ltd.	1,100	43

Nichirei Corp.	1,000	26

Nippon Flour Mills Co. Ltd.	1,900	27

Nisshin Oillio Group Ltd.	900	25

Nisshin Seifun Group, Inc.	1,200	18

Nissin Foods Holdings Co. Ltd.	200	14

Prima Meat Packers Ltd.	1,000	27

Sakata Seed Corp.	200	7

Seven & i Holdings Co. Ltd.	6,800	326

Showa Sangyo Co. Ltd.	1,000	27

Sugi Holdings Co. Ltd.	200	15

Sundrug Co. Ltd.	800	25

Suntory Beverage & Food Ltd.	1,000	38

Toyo Suisan Kaisha Ltd.	600	23

Tsuruha Holdings, Inc.	200	23

Unicharm Corp.	700	28

Valor Holdings Co. Ltd.	1,300	26

Welcia Holdings Co. Ltd.	500	16

Yokohama Reito Co. Ltd.	3,300	26

		2,002

ENERGY 0.8%

Cosmo Energy Holdings Co. Ltd.	2,500	57

Idemitsu Kosan Co. Ltd.	5,112	124

Inpex Corp.	17,500	131

Iwatani Corp.	1,100	66

JXTG Holdings, Inc.	83,600	350

		728

FINANCIALS 1.5%

Aozora Bank Ltd.	1,900	43

Bank of Nagoya Ltd.	1,200	27

Chiba Bank Ltd.	4,300	26

Dai-ichi Life Holdings, Inc.	2,600	48

Daiwa Securities Group, Inc.	9,600	53

Fukuoka Financial Group, Inc.	1,700	30

Hokuhoku Financial Group, Inc.	4,800	35

Hyakujushi Bank Ltd.	2,000	26

Jafco Co. Ltd.	200	12

Japan Post Bank Co. Ltd.	6,100	51

Japan Post Holdings Co. Ltd.	33,700	277

Japan Post Insurance Co. Ltd.	2,600	48

Juroku Bank Ltd.	2,300	40

Kobe Bussan Co. Ltd.	1,000	31

Mitsubishi UFJ Financial Group, Inc.	23,700	128

Musashino Bank Ltd.	1,800	27

Nanto Bank Ltd.	2,900	48

Nishi-Nippon Financial Holdings, Inc.	7,300	42

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	37

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

North Pacific Bank Ltd.	12,400	$26

Okasan Securities Group, Inc.	5,000	19

ORIX Corp.	1,500	25

Senshu Ikeda Holdings, Inc.	18,600	27

Shizuoka Bank Ltd.	3,300	26

Sumitomo Mitsui Financial Group, Inc.	4,000	138

Sumitomo Mitsui Trust Holdings, Inc.	1,900	61

Zenkoku Hosho Co. Ltd.	200	8

		1,322

HEALTH CARE 1.6%

Alfresa Holdings Corp.	1,700	25

Astellas Pharma, Inc.	11,900	207

Chugai Pharmaceutical Co. Ltd.	1,100	44

Eisai Co. Ltd.	900	89

H.U. Group Holdings, Inc.	1,100	28

Hogy Medical Co. Ltd.	200	6

Hoya Corp.	1,900	251

M3, Inc.	1,400	102

Medipal Holdings Corp.	2,900	56

Olympus Corp.	5,500	109

Otsuka Holdings Co. Ltd.	1,700	71

Shionogi & Co. Ltd.	1,000	52

Sysmex Corp.	400	48

Takeda Pharmaceutical Co. Ltd.	5,641	189

Terumo Corp.	1,800	73

Tsumura & Co.	1,200	38

		1,388

INDUSTRIALS 5.6%

Amada Co. Ltd.	2,000	20

ANA Holdings, Inc. (a)	2,200	52

Asahi Glass Co. Ltd.	2,400	100

Central Glass Co. Ltd.	1,100	21

COMSYS Holdings Corp.	200	5

Dai Nippon Printing Co. Ltd.	2,700	57

Daikin Industries Ltd.	1,500	279

DMG Mori Co. Ltd.	1,600	29

East Japan Railway Co.	600	43

FANUC Corp.	1,100	264

Fuji Electric Co. Ltd.	100	5

Fujikura Ltd.	6,100	28

Fujitec Co. Ltd.	1,400	31

Furukawa Electric Co. Ltd.	1,000	25

Hankyu Hanshin Holdings, Inc.	1,000	31

Hanwa Co. Ltd.	1,100	32

Hazama Ando Corp.	2,300	17

Hino Motors Ltd.	7,200	64

Hitachi Transport System Ltd.	800	33

Hitachi Zosen Corp.	7,500	48

Hoshizaki Corp.	100	8

ITOCHU Corp.	1,500	43

Japan Airlines Co. Ltd.	6,500	141

JTEKT Corp.	4,700	48

Kajima Corp.	2,600	33

Kandenko Co. Ltd.	3,300	26

Kanematsu Corp.	2,500	33

Kawasaki Heavy Industries Ltd. (a)	2,100	45

Kawasaki Kisen Kaisha Ltd. (a)	800	29

Keio Corp.	400	24

Kinden Corp.	1,600	26

Kintetsu Group Holdings Co. Ltd.	700	25

	SHARES	MARKET VALUE (000S)

Kubota Corp.	2,700	$55

Kurita Water Industries Ltd.	1,200	58

Kyowa Exeo Corp.	1,100	27

Kyushu Railway Co.	1,000	23

LIXIL Group Corp.	2,300	59

Maeda Road Construction Co. Ltd.	1,200	24

Makita Corp.	1,200	56

Marubeni Corp.	24,900	217

Meitec Corp.	300	16

Minebea Mitsumi, Inc.	2,700	71

Mirait Holdings Corp.	1,700	30

MISUMI Group, Inc.	900	30

Mitsubishi Heavy Industries Ltd.	5,100	151

Mitsui & Co. Ltd.	5,000	113

Mitsui OSK Lines Ltd.	2,800	135

Miura Co. Ltd.	200	9

Nagase & Co. Ltd.	1,600	24

Nagoya Railroad Co. Ltd. (a)	1,400	26

Nankai Electric Railway Co. Ltd.	1,300	28

Nidec Corp.	1,400	161

Nippo Corp.	1,200	34

Nippon Express Co. Ltd.	900	69

Nippon Sheet Glass Co. Ltd.	10,100	58

Nippon Steel Trading Corp.	700	27

Nippon Yusen KK	5,200	264

NSK Ltd.	8,000	68

NTN Corp.	9,600	25

Obayashi Corp.	3,700	29

OSG Corp.	1,200	21

Park24 Co. Ltd. (a)	1,400	25

Penta-Ocean Construction Co. Ltd.	3,700	26

Persol Holdings Co. Ltd.	1,600	32

Recruit Holdings Co. Ltd.	5,900	289

Sakai Moving Service Co. Ltd.	100	5

Sanwa Holdings Corp.	1,600	20

Secom Co. Ltd.	400	30

Seibu Holdings, Inc.	1,400	16

Seino Holdings Co. Ltd.	2,100	27

SG Holdings Co. Ltd.	1,800	47

Shibaura Machine Co. Ltd.	1,000	22

Shimizu Corp.	3,500	27

Shinmaywa Industries Ltd.	2,300	20

SHO-BOND Holdings Co. Ltd.	200	8

SMC Corp.	200	118

Sohgo Security Services Co. Ltd.	300	14

Sojitz Corp.	22,200	67

Sotetsu Holdings, Inc.	1,300	26

Sumitomo Mitsui Construction Co. Ltd.	3,720	16

Taikisha Ltd.	1,000	30

Taisei Corp.	2,000	66

Takeuchi Manufacturing Co. Ltd.	1,400	35

Tobu Railway Co. Ltd.	1,000	26

Tokyu Corp.	2,100	29

Toppan, Inc.	4,200	67

Toshiba Corp.	1,800	78

TOTO Ltd.	1,000	52

Toyota Tsusho Corp.	2,800	133

West Japan Railway Co.	800	46

Yamato Holdings Co. Ltd.	1,300	37

Yuasa Trading Co. Ltd.	1,000	27

		5,034

INFORMATION TECHNOLOGY 3.9%

Advantest Corp.	700	63

	SHARES	MARKET VALUE (000S)

Amano Corp.	1,100	$28

Azbil Corp.	1,100	46

Brother Industries Ltd.	1,300	26

Canon Marketing Japan, Inc.	1,300	30

Canon, Inc.	6,100	138

Daiwabo Holdings Co. Ltd.	1,600	27

DTS Corp.	1,300	31

FUJIFILM Holdings Corp.	900	67

Fujitsu Ltd.	1,400	262

Hamamatsu Photonics KK	300	18

Hitachi Ltd.	11,400	653

Horiba Ltd.	100	6

Hosiden Corp.	1,800	16

Ibiden Co. Ltd.	2,400	129

Konica Minolta, Inc.	12,900	71

Macnica Fuji Electronics Holdings, Inc.	1,300	31

Maxell Holdings Ltd. (a)	2,200	25

Murata Manufacturing Co. Ltd.	3,700	282

NEC Corp.	4,000	206

NET One Systems Co. Ltd.	900	30

Nihon Unisys Ltd.	1,000	30

Nippon Electric Glass Co. Ltd.	2,000	47

Nomura Research Institute Ltd.	2,600	86

Obic Co. Ltd.	200	37

Omron Corp.	1,700	135

Otsuka Corp.	400	21

Renesas Electronics Corp. (a)	2,500	27

Ricoh Co. Ltd.	11,800	133

SCREEN Holdings Co. Ltd.	200	20

SCSK Corp.	200	12

Seiko Epson Corp.	2,700	47

Shinko Electric Industries Co. Ltd.	2,400	88

SUMCO Corp.	1,300	32

Taiyo Yuden Co. Ltd.	200	10

TDK Corp.	300	36

TIS, Inc.	2,200	56

Tokyo Electron Ltd.	800	346

Tokyo Seimitsu Co. Ltd.	200	9

Toshiba TEC Corp.	200	8

Ulvac, Inc.	500	25

Yaskawa Electric Corp.	1,300	63

		3,453

MATERIALS 2.7%

Aichi Steel Corp.	900	25

Asahi Holdings, Inc.	1,500	31

Daicel Corp.	7,500	62

DIC Corp.	2,100	53

Dowa Holdings Co. Ltd.	200	8

FP Corp.	200	7

Hitachi Metals Ltd.	2,300	44

JFE Holdings, Inc.	16,700	196

JSR Corp.	1,100	33

Kobe Steel Ltd.	18,000	116

Mitsubishi Chemical Holdings Corp.	20,100	169

Mitsubishi Materials Corp.	1,400	28

Mitsui Chemicals, Inc.	2,400	83

Nippon Light Metal Holdings Co. Ltd.	1,600	27

Nippon Paint Holdings Co. Ltd.	2,500	34

Nippon Paper Industries Co. Ltd. ‘L’	3,800	43

Nippon Steel Corp.	21,900	370

Nissan Chemical Corp.	600	29

Nitto Denko Corp.	1,200	89

38	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)

Oji Holdings Corp.	11,300	$65

Rengo Co. Ltd.	4,000	33

Shin-Etsu Chemical Co. Ltd.	1,300	217

Sumitomo Chemical Co. Ltd.	39,700	211

Taiheiyo Cement Corp.	1,300	29

Tokyo Ohka Kogyo Co. Ltd.	1,000	63

Tokyo Steel Manufacturing Co. Ltd.	2,800	28

Toray Industries, Inc.	8,800	59

Tosoh Corp.	2,500	43

Toyo Ink SC Holdings Co. Ltd.	1,400	25

Toyo Seikan Group Holdings Ltd.	2,900	40

Toyobo Co. Ltd.	2,200	26

UACJ Corp. (a)	1,400	35

Ube Industries Ltd.	2,700	55

		2,376

REAL ESTATE 0.1%

Daito Trust Construction Co. Ltd.	600	65

UTILITIES 0.9%

Chubu Electric Power Co., Inc.	6,700	82

Electric Power Development Co. Ltd. ‘C’	6,600	94

Hokkaido Electric Power Co., Inc.	10,900	49

Kansai Electric Power Co., Inc.	7,300	70

Kyushu Electric Power Co., Inc.	5,000	39

Okinawa Electric Power Co., Inc.	2,200	28

Osaka Gas Co. Ltd.	4,400	82

Shikoku Electric Power Co., Inc.	4,200	29

Shizuoka Gas Co. Ltd.	3,000	27

Toho Gas Co. Ltd.	600	29

Tokyo Electric Power Co. Holdings, Inc. (a)	62,200	185

Tokyo Gas Co. Ltd.	3,500	66

		780

Total Japan		23,650

LUXEMBOURG 0.9%

COMMUNICATION SERVICES 0.0%

SES S.A.	5,074	39

HEALTH CARE 0.1%

Eurofins Scientific SE (a)	438	50

MATERIALS 0.7%

APERAM S.A.	1,028	52

ArcelorMittal S.A.	17,927	552

		604

REAL ESTATE 0.1%

ADLER Group S.A.	1,185	31

Aroundtown S.A.	6,403	50

Grand City Properties S.A.	988	27

		108

Total Luxembourg		801

MACAU 0.1%

CONSUMER DISCRETIONARY 0.1%

Sands China Ltd. (a)	7,800	33

Wynn Macau Ltd. (a)	9,200	14

		47

Total Macau		47

	SHARES	MARKET VALUE (000S)
NETHERLANDS 4.8%

COMMUNICATION SERVICES 0.1%

Koninklijke KPN NV	30,017	$94

VEON Ltd. ADR	13,413	25

		119

CONSUMER DISCRETIONARY 0.6%

Stellantis NV	25,472	501

CONSUMER STAPLES 0.7%

Heineken Holding NV	558	56

Heineken NV	312	38

Koninklijke Ahold Delhaize NV	17,512	522

		616

ENERGY 0.6%

Koninklijke Vopak NV	943	43

Royal Dutch Shell PLC ‘A’	25,804	517

		560

FINANCIALS 0.6%

ABN AMRO Bank NV	5,835	71

Aegon NV	40,852	170

Euronext NV	674	73

ING Groep NV	9,373	124

NN Group NV	1,322	63

		501

HEALTH CARE 0.0%

Qiagen NV (a)	565	27

INDUSTRIALS 0.6%

Arcadis NV	1,086	44

IMCD NV	584	93

Signify NV	4,027	256

TKH Group NV	343	17

Wolters Kluwer NV	1,013	102

		512

INFORMATION TECHNOLOGY 1.3%

ASM International NV	489	161

ASML Holding NV	1,071	740

BE Semiconductor Industries NV	625	53

NXP Semiconductors NV	1,080	222

		1,176

MATERIALS 0.3%

Akzo Nobel NV	972	121

Corbion NV	649	37

Koninklijke DSM NV	648	121

		279

Total Netherlands		4,291

NEW ZEALAND 0.2%

COMMUNICATION SERVICES 0.1%

Spark New Zealand Ltd.	16,370	55

INDUSTRIALS 0.0%

Air New Zealand Ltd.	24,884	27

	SHARES	MARKET VALUE (000S)
MATERIALS 0.1%

Fletcher Building Ltd.	8,707	$45

REAL ESTATE 0.0%

Precinct Properties New Zealand Ltd.	23,990	27

UTILITIES 0.0%

Contact Energy Ltd.	3,413	20

Meridian Energy Ltd.	6,741	25

		45

Total New Zealand		199

NORWAY 1.1%

COMMUNICATION SERVICES 0.1%

Adevinta ASA (a)	1,142	22

Schibsted ASA ‘A’	400	19

Telenor ASA	4,844	82

		123

CONSUMER STAPLES 0.2%

Mowi ASA	3,099	79

Orkla ASA	5,203	53

Salmar ASA	642	43

		175

ENERGY 0.4%

Aker Solutions ASA (a)	15,010	28

BW Offshore Ltd.	5,683	20

Equinor ASA	13,895	294

		342

FINANCIALS 0.1%

Gjensidige Forsikring ASA	1,510	33

SpareBank 1 SR-Bank ASA	2,535	34

		67

INDUSTRIALS 0.1%

Tomra Systems ASA	1,277	70

MATERIALS 0.2%

Norsk Hydro ASA	8,325	53

Yara International ASA	2,504	132

		185

REAL ESTATE 0.0%

Entra ASA	1,663	38

Total Norway		1,000

PORTUGAL 0.3%

CONSUMER STAPLES 0.0%

Jeronimo Martins SGPS S.A.	1,091	20

UTILITIES 0.3%

EDP - Energias de Portugal S.A.	46,618	247

REN - Redes Energeticas Nacionais SGPS S.A.	7,494	21

		268

Total Portugal		288

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	39

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)
SINGAPORE 0.9%

COMMUNICATION SERVICES 0.2%

IGG, Inc.	20,000	$26

NetLink NBN Trust	30,900	22

Singapore Press Holdings Ltd.	36,500	47

Singapore Telecommunications Ltd.	39,500	67

		162

CONSUMER STAPLES 0.2%

Golden Agri-Resources Ltd.	310,100	53

Wilmar International Ltd.	38,700	130

		183

ENERGY 0.0%

BW LPG Ltd.	4,337	28

FINANCIALS 0.2%

DBS Group Holdings Ltd.	3,400	76

Oversea-Chinese Banking Corp. Ltd.	4,300	38

Singapore Exchange Ltd.	4,200	35

United Overseas Bank Ltd.	2,700	52

		201

INDUSTRIALS 0.3%

ComfortDelGro Corp. Ltd.	15,900	19

Keppel Corp. Ltd.	6,400	26

Sembcorp Industries Ltd.	26,400	42

Singapore Airlines Ltd.	22,000	79

Singapore Post Ltd.	35,300	19

Singapore Technologies Engineering Ltd.	14,100	41

		226

INFORMATION TECHNOLOGY 0.0%

Venture Corp. Ltd.	2,200	32

Total Singapore		832

SOUTH AFRICA 0.0%

ENERGY 0.0%

Thungela Resources Ltd. (a)	799	2

HEALTH CARE 0.0%

Mediclinic International PLC (a)	4,359	18

Total South Africa		20

SPAIN 3.4%

COMMUNICATION SERVICES 0.4%

Mediaset Espana Comunicacion S.A.	6,737	42

Telefonica S.A. (c)	66,775	312

		354

CONSUMER DISCRETIONARY 0.1%

Industria de Diseno Textil S.A.	3,635	128

CONSUMER STAPLES 0.1%

Viscofan S.A.	607	42

	SHARES	MARKET VALUE (000S)
ENERGY 0.5%

Repsol S.A. (c)	34,827	$438

FINANCIALS 1.1%

Banco Bilbao Vizcaya Argentaria S.A.	31,858	198

Banco de Sabadell S.A.	80,415	55

Banco Santander S.A.	169,036	646

Liberbank S.A.	51,118	19

Mapfre S.A.	7,887	17

Unicaja Banco S.A.	36,650	37

		972

HEALTH CARE 0.0%

Grifols S.A.	657	18

INDUSTRIALS 0.2%

ACS Actividades de Construccion Y Servicios S.A.	1,328	36

Aena SME S.A. (a)	314	51

Cia de Distribucion Integral Logista Holdings S.A.	868	18

Ferrovial S.A.	1,801	53

Sacyr S.A.	6,647	17

Sacyr S.A. (a)	166	0

Siemens Gamesa Renewable Energy S.A.	833	28

		203

INFORMATION TECHNOLOGY 0.1%

Amadeus IT Group S.A. (a)	780	55

MATERIALS 0.1%

Acerinox S.A.	5,990	73

UTILITIES 0.8%

Acciona S.A.	259	39

EDP Renovaveis S.A.	1,988	46

Endesa S.A. (c)	8,453	205

Iberdrola S.A.	21,003	256

Naturgy Energy Group S.A.	6,055	156

		702

Total Spain		2,985

SWEDEN 2.4%

COMMUNICATION SERVICES 0.2%

Tele2 AB ‘B’	4,185	57

Telia Co. AB	35,906	160

		217

CONSUMER DISCRETIONARY 0.5%

Autoliv, Inc.	597	58

Betsson AB	1,925	16

Bilia AB ‘A’	2,284	48

Electrolux AB ‘B’	3,319	92

Evolution AB	563	89

Hennes & Mauritz AB ‘B’	6,505	154

Nobia AB	3,812	33

Scandic Hotels Group AB	5,873	23

		513

	SHARES	MARKET VALUE (000S)
CONSUMER STAPLES 0.1%

Axfood AB	724	$20

Swedish Match AB	6,020	51

		71

FINANCIALS 0.2%

EQT AB	1,249	45

Svenska Handelsbanken AB ‘A’	5,966	67

Swedbank AB ‘A’	2,666	50

		162

INDUSTRIALS 1.0%

Assa Abloy AB ‘B’	1,805	55

Atlas Copco AB ‘A’	3,751	230

Epiroc AB	4,162	95

Indutrade AB	1,809	46

Nibe Industrier AB ‘B’	5,004	53

S.A.S. AB (a)	84,180	21

Sandvik AB	4,156	106

SKF AB ‘B’	2,369	60

Volvo AB ‘B’	9,203	222

		888

INFORMATION TECHNOLOGY 0.2%

Hexagon AB ‘B’	2,688	40

Telefonaktiebolaget LM Ericsson ‘B’	9,569	120

		160

MATERIALS 0.2%

BillerudKorsnas AB	932	19

Boliden AB	752	29

Hexpol AB	1,633	20

SSAB AB ‘A’	11,749	58

Svenska Cellulosa AB S.C.A. ‘B’	2,099	34

		160

Total Sweden		2,171

SWITZERLAND 6.4%

COMMUNICATION SERVICES 0.1%

Swisscom AG	150	86

CONSUMER DISCRETIONARY 0.5%

Cie Financiere Richemont S.A.	2,049	248

Dufry AG	365	22

Forbo Holding AG	15	28

Garmin Ltd.	807	117

Valora Holding AG	125	26

		441

CONSUMER STAPLES 0.7%

Aryzta AG (a)	26,324	36

Barry Callebaut AG	4	9

Chocoladefabriken Lindt & Spruengli AG	4	40

Coca-Cola HBC AG	881	32

Emmi AG	24	24

Nestle S.A.	3,633	453

		594

40	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.0%

Baloise Holding AG	276	$43

Banque Cantonale Vaudoise	294	26

Cembra Money Bank AG	363	41

Julius Baer Group Ltd.	1,204	79

St Galler Kantonalbank AG	45	20

Swiss Life Holding AG	141	69

Swiss Re AG	2,319	209

UBS Group AG	6,586	101

Valiant Holding AG	270	27

Zurich Insurance Group AG	692	278

		893

HEALTH CARE 0.7%

Galenica AG	382	27

Roche Holding AG	1,119	422

Sonova Holding AG	216	81

Straumann Holding AG	32	51

Vifor Pharma AG	392	51

		632

INDUSTRIALS 1.3%

ABB Ltd.	12,455	423

Adecco Group AG	1,581	108

Bucher Industries AG	72	38

Bystronic AG	20	27

DKSH Holding AG	328	25

Flughafen Zurich AG	126	21

Geberit AG	104	78

Georg Fischer AG	30	44

Kuehne + Nagel International AG	548	188

Schindler Holding AG	220	67

SGS S.A.	25	77

Sulzer AG	236	33

Wizz Air Holdings PLC (a)	605	39

		1,168

INFORMATION TECHNOLOGY 0.5%

ALSO Holding AG	99	28

Landis + Gyr Group AG	471	33

Logitech International S.A.	1,424	173

TE Connectivity Ltd.	1,508	204

		438

MATERIALS 1.4%

EMS-Chemie Holding AG	43	42

Ferrexpo PLC	9,088	54

Givaudan S.A.	36	168

Glencore PLC	159,030	683

Holcim Ltd.	450	27

SIG Combibloc Group AG	2,065	56

Sika AG	740	242

		1,272

REAL ESTATE 0.2%

Allreal Holding AG	100	20

PSP Swiss Property AG	395	50

Swiss Prime Site AG	698	69

		139

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%

BKW AG	266	$28

Total Switzerland		5,691

UNITED KINGDOM 12.4%

COMMUNICATION SERVICES 1.2%

BT Group PLC (a)	55,907	150

Daily Mail & General Trust PLC	2,550	34

Euromoney Institutional Investor PLC	829	12

ITV PLC	24,292	42

Pearson PLC	13,511	156

Reach PLC	8,153	31

Vodafone Group PLC	393,502	659

		1,084

CONSUMER DISCRETIONARY 1.7%

ASOS PLC (a)	378	26

B&M European Value Retail S.A.	8,048	64

Barratt Developments PLC	3,359	32

Berkeley Group Holdings PLC	874	56

Burberry Group PLC (a)	1,164	33

Compass Group PLC (a)	8,051	170

Crest Nicholson Holdings PLC (a)	5,117	30

Dixons Carphone PLC (a)	14,979	27

Dunelm Group PLC	2,124	42

Frasers Group PLC (a)	4,215	35

Greggs PLC	1,734	62

Halfords Group PLC (a)	5,189	31

Inchcape PLC	3,957	42

J D Wetherspoon PLC (a)	1,571	26

JD Sports Fashion PLC	3,424	44

Kingfisher PLC	48,989	247

Marks & Spencer Group PLC	43,566	88

Marston’s PLC (a)	27,575	34

Mitchells & Butlers PLC (a)	10,969	42

Moneysupermarket.com Group PLC	4,659	16

Next PLC	1,111	121

Persimmon PLC	2,262	93

Pets at Home Group PLC	5,582	35

Restaurant Group PLC (a)	13,737	24

Taylor Wimpey PLC	16,188	36

WH Smith PLC	1,019	23

		1,479

CONSUMER STAPLES 2.0%

Associated British Foods PLC	3,331	102

Britvic PLC	2,326	30

Cranswick PLC	509	28

Diageo PLC	10,146	486

Imperial Brands PLC	7,660	165

J Sainsbury PLC	49,728	187

Premier Foods PLC (a)	18,175	28

Reckitt Benckiser Group PLC	2,728	241

Tate & Lyle PLC	6,879	71

Tesco PLC	25,871	80

Unilever PLC	3,382	198

WM Morrison Supermarkets PLC	38,665	132

		1,748

ENERGY 0.9%

BP PLC	153,857	675

John Wood Group PLC	11,029	34

	SHARES	MARKET VALUE (000S)

Petrofac Ltd. (a)	18,742	$29

Subsea 7 S.A.	4,115	39

Tullow Oil PLC (a)	24,765	20

		797

FINANCIALS 1.3%

3i Group PLC	4,293	70

Admiral Group PLC	2,488	108

Ashmore Group PLC	6,278	33

Barclays PLC	66,348	157

Direct Line Insurance Group PLC	20,903	82

Hargreaves Lansdown PLC	810	18

IG Group Holdings PLC	4,337	51

Intermediate Capital Group PLC	1,473	43

Jupiter Fund Management PLC	4,385	17

Lloyds Banking Group PLC	69,439	45

M&G PLC	33,235	105

Man Group PLC	12,690	32

Natwest Group PLC	25,443	72

Provident Financial PLC (a)	7,477	24

Prudential PLC	4,883	93

Saga PLC (a)	4,290	24

Schroders PLC	687	33

Standard Chartered PLC	11,514	74

Standard Life Aberdeen PLC	9,020	34

Virgin Money UK PLC	10,526	29

		1,144

HEALTH CARE 1.1%

AstraZeneca PLC	3,750	450

ConvaTec Group PLC	9,850	33

GlaxoSmithKline PLC	17,527	344

Indivior PLC (a)	13,525	29

Smith & Nephew PLC	3,716	81

		937

INDUSTRIALS 1.9%

Aggreko PLC	3,198	38

Ashtead Group PLC	2,228	166

BAE Systems PLC	15,281	110

Balfour Beatty PLC	8,887	38

Bunzl PLC	1,721	57

CNH Industrial NV	4,284	71

Diploma PLC	1,179	47

easyJet PLC	3,257	40

Ferguson PLC	905	126

Go-Ahead Group PLC	871	13

Hays PLC	11,681	26

Howden Joinery Group PLC	6,326	72

IMI PLC	2,676	64

International Consolidated Airlines Group S.A.	30,425	73

Intertek Group PLC	456	35

Morgan Sindall Group PLC	1,284	38

National Express Group PLC	5,758	21

Pagegroup PLC (a)	4,505	35

QinetiQ Group PLC	5,394	26

RELX PLC	4,071	108

Rentokil Initial PLC	9,516	65

Royal Mail PLC (a)	21,849	175

Spirax-Sarco Engineering PLC	598	113

Travis Perkins PLC	2,823	66

Ultra Electronics Holdings PLC	630	20

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	41

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Vesuvius PLC	2,894	$21

Weir Group PLC	1,492	38

		1,702

INFORMATION TECHNOLOGY 0.2%

Computacenter PLC	1,072	38

Dialog Semiconductor PLC (a)	549	43

Electrocomponents PLC	5,734	82

Halma PLC	978	36

		199

MATERIALS 1.3%

Anglo American PLC	7,996	318

Croda International PLC	1,605	164

Johnson Matthey PLC	2,687	114

Mondi PLC	2,980	78

Rio Tinto PLC	5,678	469

Synthomer PLC	5,573	38

Victrex PLC	583	21

		1,202

REAL ESTATE 0.1%

Grainger PLC	4,521	18

Savills PLC	1,743	28

		46

UTILITIES 0.7%

Centrica PLC	94,527	67

Drax Group PLC	6,456	38

National Grid PLC	11,391	145

Pennon Group PLC	4,494	70

Severn Trent PLC	866	30

SSE PLC	12,183	253

United Utilities Group PLC	4,717	64

		667

Total United Kingdom		11,005

UNITED STATES 0.1%

CONSUMER DISCRETIONARY 0.0%

Carnival PLC (a)	1,714	39

MATERIALS 0.1%

Sims Metal Management Ltd.	4,400	55

Total United States		94

Total Common Stocks (Cost $69,461)		85,026

PREFERRED STOCKS 1.1%

GERMANY 1.1%

INDUSTRIALS 1.1%

Draegerwerk AG & Co. KGaA	340	32

Fuchs Petrolub SE	1,056	51

Henkel AG & Co. KGaA	794	84

Sartorius AG	140	73

Schaeffler AG	3,845	36

Volkswagen AG	2,653	665

		941

Total Preferred Stocks (Cost $828)		941

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.0%

AUSTRALIA 0.2%

REAL ESTATE 0.2%

Charter Hall Group	2,148	$25

Goodman Group	3,304	52

GPT Group	5,167	19

Scentre Group	9,171	19

Stockland	10,940	38

Vicinity Centres	12,943	15

		168

Total Australia		168

BELGIUM 0.1%

REAL ESTATE 0.1%

Befimmo S.A.	687	27

Cofinimmo S.A.	186	28

Warehouses De Pauw CVA	743	29

		84

Total Belgium		84

CANADA 0.1%

REAL ESTATE 0.1%

Allied Properties Real Estate Investment Trust (e)	749	27

Canadian Apartment Properties REIT	634	30

Dream Office Real Estate Investment Trust	1,144	21

Granite Real Estate Investment Trust	683	46

		124

Total Canada		124

FRANCE 0.0%

REAL ESTATE 0.0%

Covivio	208	18

Gecina S.A.	156	24

		42

Total France		42

GERMANY 0.1%

REAL ESTATE 0.1%

Alstria Office REIT-AG	3,669	68

Total Germany		68

HONG KONG 0.1%

REAL ESTATE 0.1%

Fortune Real Estate Investment Trust	21,000	22

Link REIT	6,100	59

		81

Total Hong Kong		81

JAPAN 0.8%

REAL ESTATE 0.8%

Activia Properties, Inc.	2	10

Advance Residence Investment Corp.	11	37

AEON REIT Investment Corp.	24	36

Daiwa House REIT Investment Corp.	13	38

Daiwa Office Investment Corp.	2	14

Daiwa Securities Living Investments Corp.	34	37

	SHARES	MARKET VALUE (000S)

Frontier Real Estate Investment Corp.	2	$9

Fukuoka REIT Corp.	13	22

GLP J-Reit	28	48

Hulic Reit, Inc.	13	22

Industrial & Infrastructure Fund Investment Corp.	15	29

Japan Excellent, Inc.	19	27

Japan Hotel REIT Investment Corp.	26	16

Japan Logistics Fund, Inc.	13	39

Japan Real Estate Investment Corp.	2	12

Japan Retail Fund Investment Corp.	33	36

Kenedix Office Investment Corp.	2	14

Mori Hills REIT Investment Corp.	13	20

Mori Trust Sogo Reit, Inc.	19	27

Nippon Accommodations Fund, Inc.	3	17

Nippon Building Fund, Inc.	2	12

Nippon Prologis REIT, Inc.	8	25

Nomura Real Estate Master Fund, Inc.	20	32

NTT UD REIT Investment Corp.	24	35

Orix JREIT, Inc.	22	42

United Urban Investment Corp.	19	27

		683

Total Japan		683

NETHERLANDS 0.0%

REAL ESTATE 0.0%

Eurocommercial Properties NV	1,641	41

Total Netherlands		41

SINGAPORE 0.2%

REAL ESTATE 0.2%

Ascendas Real Estate Investment Trust	7,500	17

CapitaLand Mall Trust	10,400	16

Keppel DC REIT	14,500	27

Mapletree Industrial Trust	12,835	27

Mapletree Logistics Trust	45,100	69

Mapletree North Asia Commercial Trust	33,800	26

		182

Total Singapore		182

SPAIN 0.0%

REAL ESTATE 0.0%

Inmobiliaria Colonial Socimi S.A.	1,729	17

Total Spain		17

UNITED KINGDOM 0.4%

REAL ESTATE 0.4%

Assura PLC	17,065	18

Big Yellow Group PLC	1,740	31

Great Portland Estates PLC	2,263	22

Land Securities Group PLC	4,190	39

LondonMetric Property PLC	8,306	27

Segro PLC	5,457	83

Tritax Big Box REIT PLC	25,872	70

UNITE Group PLC	2,250	33

		323

Total United Kingdom		323

Total Real Estate Investment Trusts (Cost $1,539)		1,813

42	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

SPAIN 0.0%

INDUSTRIALS 0.0%

ACS Actividades de Construccion y Servicios S.A. (c)	1,328	$2

Total Rights (Cost $2)		2

Total Investments in Securities (Cost $71,830)		87,782

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

MUTUAL FUNDS 1.3%

PIMCO Government Money Market Fund
0.080% (b)(c)(d)	1,185,672	$1,186

Total Short-Term Instruments (Cost $1,186)		1,186

Total Investments in Affiliates (Cost $1,186)		1,186

Total Investments 100.0% (Cost $73,016)		$88,968

Other Assets and Liabilities, net 0.0%		10

Net Assets 100.0%		$88,978

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $627 were out on loan in exchange for $1,168 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

(e) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Allied Properties Real Estate Investment Trust	08/28/2020 - 01/26/2021	$22	$27	0.03%
Boralex, Inc.	03/31/2020 - 03/19/2021	28	35	0.04
Cogeco, Inc.	03/31/2020 - 01/26/2021	21	25	0.03
Constellation Software, Inc.	06/27/2018 - 12/18/2019	30	53	0.06
Great-West Lifeco, Inc.	06/27/2018 - 01/26/2021	30	40	0.04
Intact Financial Corp.	08/31/2017 - 09/30/2020	59	79	0.09
Martinrea International, Inc.	08/31/2017 - 09/30/2020	21	26	0.03
Whitecap Resources, Inc.	09/30/2020 - 03/19/2021	28	63	0.07

		$239	$348	0.39%

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
BCY	$0	$0	$0	$271	$271	$(310)	$(39)
BMO	0	0	0	0	0	(465)	(465)
GSC	0	0	0	122	122	(128)	(6)
MSC	0	0	0	24	24	(31)	(7)
SAL	0	0	0	210	210	(234)	(24)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$627

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	43

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$1,168	$0	$0	$0	$1,168

Total Borrowings	$1,168	$0	$0	$0	$1,168

Payable for securities on loan - cash collateral					$1,168

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2021:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Common Stocks
Australia
Communication Services	$0	$400	$0	$400
Consumer Discretionary	0	582	0	582
Consumer Staples	38	351	0	389
Energy	0	204	0	204
Financials	0	693	0	693
Health Care	0	251	0	251
Industrials	0	215	0	215
Information Technology	87	20	0	107
Materials	0	1,680	0	1,680
Real Estate	0	35	0	35
Utilities	0	143	0	143
Austria
Energy	0	90	0	90
Industrials	0	32	0	32
Information Technology	0	27	0	27
Materials	0	87	0	87
Real Estate	0	24	0	24
Belgium
Communication Services	0	34	0	34
Consumer Staples	27	0	0	27
Financials	22	42	0	64
Health Care	0	19	0	19
Industrials	0	26	0	26
Information Technology	0	36	0	36
Materials	0	33	0	33
Canada
Communication Services	456	0	0	456
Consumer Discretionary	987	0	0	987
Consumer Staples	546	0	0	546
Energy	1,115	0	0	1,115
Financials	941	0	0	941
Health Care	19	0	0	19
Industrials	1,023	0	0	1,023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Information Technology	$343	$0	$0	$343
Materials	745	0	0	745
Real Estate	105	0	0	105
Utilities	404	0	0	404
Chile
Materials	0	29	0	29
Denmark
Consumer Discretionary	0	51	0	51
Consumer Staples	0	160	0	160
Financials	0	30	0	30
Health Care	0	452	0	452
Industrials	49	747	0	796
Materials	0	71	0	71
Utilities	64	0	0	64
Finland
Communication Services	0	43	0	43
Consumer Staples	0	197	0	197
Energy	0	161	0	161
Financials	0	63	0	63
Industrials	0	193	0	193
Information Technology	0	26	0	26
Materials	0	198	0	198
Utilities	0	47	0	47
France
Communication Services	39	627	0	666
Consumer Discretionary	0	1,303	0	1,303
Consumer Staples	0	716	0	716
Energy	0	335	0	335
Financials	0	786	0	786
Health Care	0	176	0	176
Industrials	0	1,324	0	1,324
Information Technology	0	172	0	172
Materials	0	35	0	35
Real Estate	0	34	0	34
Utilities	0	638	0	638

44	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Germany
Communication Services	$0	$355	$0	$355
Consumer Discretionary	0	1,614	0	1,614
Consumer Staples	0	74	0	74
Financials	0	703	0	703
Health Care	0	252	0	252
Industrials	0	796	0	796
Information Technology	132	27	0	159
Materials	0	454	0	454
Real Estate	0	299	0	299
Utilities	0	471	0	471
Hong Kong
Communication Services	0	101	0	101
Consumer Discretionary	27	355	0	382
Consumer Staples	0	103	0	103
Financials	0	308	0	308
Industrials	0	518	0	518
Information Technology	0	149	46	195
Real Estate	0	257	0	257
Utilities	0	187	0	187
Ireland
Consumer Discretionary	211	0	0	211
Consumer Staples	0	71	0	71
Health Care	304	0	0	304
Industrials	133	215	0	348
Materials	0	287	0	287
Israel
Communication Services	0	38	0	38
Energy	0	51	0	51
Financials	0	137	0	137
Health Care	33	0	0	33
Information Technology	72	30	0	102
Materials	0	48	0	48
Italy
Communication Services	0	252	0	252
Consumer Discretionary	0	214	0	214
Consumer Staples	0	38	0	38
Energy	0	538	0	538
Financials	0	579	0	579
Health Care	0	201	0	201
Industrials	0	61	0	61
Utilities	0	563	0	563
Japan
Communication Services	0	1,776	0	1,776
Consumer Discretionary	0	4,726	0	4,726
Consumer Staples	0	2,002	0	2,002
Energy	0	728	0	728
Financials	0	1,322	0	1,322
Health Care	0	1,388	0	1,388
Industrials	0	5,034	0	5,034
Information Technology	409	3,044	0	3,453
Materials	217	2,159	0	2,376
Real Estate	0	65	0	65
Utilities	0	780	0	780
Luxembourg
Communication Services	0	39	0	39
Health Care	0	50	0	50
Materials	0	604	0	604
Real Estate	31	77	0	108
Macau
Consumer Discretionary	0	47	0	47
Netherlands
Communication Services	25	94	0	119
Consumer Discretionary	0	501	0	501
Consumer Staples	0	616	0	616
Energy	0	560	0	560
Financials	0	501	0	501
Health Care	27	0	0	27
Industrials	0	512	0	512
Information Technology	222	954	0	1,176
Materials	0	279	0	279

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
New Zealand
Communication Services	$0	$55	$0	$55
Industrials	0	27	0	27
Materials	0	45	0	45
Real Estate	0	27	0	27
Utilities	0	45	0	45
Norway
Communication Services	0	123	0	123
Consumer Staples	0	175	0	175
Energy	0	342	0	342
Financials	0	67	0	67
Industrials	0	70	0	70
Materials	0	185	0	185
Real Estate	38	0	0	38
Portugal
Consumer Staples	20	0	0	20
Utilities	247	21	0	268
Singapore
Communication Services	0	162	0	162
Consumer Staples	0	183	0	183
Energy	0	28	0	28
Financials	0	201	0	201
Industrials	0	226	0	226
Information Technology	0	32	0	32
South Africa
Energy	2	0	0	2
Health Care	0	18	0	18
Spain
Communication Services	42	312	0	354
Consumer Discretionary	0	128	0	128
Consumer Staples	0	42	0	42
Energy	0	438	0	438
Financials	0	972	0	972
Health Care	0	18	0	18
Industrials	0	203	0	203
Information Technology	0	55	0	55
Materials	0	73	0	73
Utilities	46	656	0	702
Sweden
Communication Services	0	217	0	217
Consumer Discretionary	74	439	0	513
Consumer Staples	0	71	0	71
Financials	0	162	0	162
Industrials	21	867	0	888
Information Technology	40	120	0	160
Materials	0	160	0	160
Switzerland
Communication Services	0	86	0	86
Consumer Discretionary	117	324	0	441
Consumer Staples	64	530	0	594
Financials	0	893	0	893
Health Care	0	632	0	632
Industrials	0	1,168	0	1,168
Information Technology	204	234	0	438
Materials	0	1,272	0	1,272
Real Estate	20	119	0	139
Utilities	0	28	0	28
United Kingdom
Communication Services	65	1,019	0	1,084
Consumer Discretionary	172	1,307	0	1,479
Consumer Staples	190	1,558	0	1,748
Energy	0	797	0	797
Financials	0	1,144	0	1,144
Health Care	62	875	0	937
Industrials	197	1,505	0	1,702
Information Technology	0	199	0	199
Materials	0	1,202	0	1,202
Real Estate	0	46	0	46
Utilities	38	629	0	667
United States
Consumer Discretionary	0	39	0	39
Materials	0	55	0	55

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	45

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	(Cont.)	June 30, 2021

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Preferred Stocks
Germany
Industrials	$32	$909	$0	$941
Real Estate Investment Trusts
Australia
Real Estate	0	168	0	168
Belgium
Real Estate	0	84	0	84
Canada
Real Estate	124	0	0	124
France
Real Estate	0	42	0	42
Germany
Real Estate	0	68	0	68
Hong Kong
Real Estate	0	81	0	81
Japan
Real Estate	48	635	0	683
Netherlands
Real Estate	0	41	0	41

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Singapore
Real Estate	$0	$182	$0	$182
Spain
Real Estate	0	17	0	17
United Kingdom
Real Estate	33	290	0	323
Rights
Spain
Industrials	2	0	0	2

	$10,751	$76,985	$46	$87,782

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	1,186	0	0	1,186

Total Investments	$11,937	$76,985	$46	$88,968

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

46	PIMCO EQUITY SERIES	See Accompanying Notes

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	June 30, 2021

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

COMMON STOCKS 95.0%

IRELAND 0.7%

INFORMATION TECHNOLOGY 0.7%

Accenture PLC ‘A’	524	$154

Seagate Technology Holdings PLC	4,910	432

		586

Total Ireland		586

SWITZERLAND 0.1%

FINANCIALS 0.1%

Chubb Ltd.	784	125

Total Switzerland		125

UNITED KINGDOM 0.4%

COMMUNICATION SERVICES 0.0%

Liberty Global PLC (a)	477	13

CONSUMER DISCRETIONARY 0.0%

Capri Holdings Ltd. (a)	64	4

CONSUMER STAPLES 0.1%

Coca-Cola Europacific Partners PLC	409	24

Nomad Foods Ltd. (a)	1,054	30

		54

ENERGY 0.0%

TechnipFMC PLC (a)	2,403	22

FINANCIALS 0.1%

Willis Towers Watson PLC	167	38

INDUSTRIALS 0.2%

IHS Markit Ltd.	600	68

nVent Electric PLC	463	14

Pentair PLC	1,487	100

		182

MATERIALS 0.0%

Amcor PLC	1,684	19

Total United Kingdom		332

UNITED STATES 93.8%

COMMUNICATION SERVICES 6.4%

Activision Blizzard, Inc.	168	16

Alphabet, Inc. ‘A’ (a)	140	342

Altice USA, Inc. ‘A’ (a)	98	3

AMC Entertainment Holdings, Inc. ‘A’ (a)	4,455	253

AMC Networks, Inc. ‘A’ (a)	907	61

AT&T, Inc.	13,676	394

Cable One, Inc.	29	55

Charter Communications, Inc. ‘A’ (a)	267	193

Cinemark Holdings, Inc. (a)	2,088	46

Comcast Corp. ‘A’	10,075	575

Discovery, Inc. ‘A’ (a)	475	15

Electronic Arts, Inc.	365	53

Fox Corp. ‘A’	253	9

iHeartMedia, Inc. ‘A’ (a)	1,221	33

	SHARES	MARKET VALUE (000S)

Interpublic Group of Cos., Inc.	4,296	$140

John Wiley & Sons, Inc. ‘A’	417	25

Liberty Broadband Corp. ‘C’ (a)	889	154

Liberty Media Corp-Liberty SiriusXM ‘C’ (a)	1,812	84

Live Nation Entertainment, Inc. (a)	403	35

Lumen Technologies, Inc.	15,882	216

Madison Square Garden Sports Corp. (a)	93	16

Meredith Corp. (a)	455	20

New York Times Co. ‘A’	446	19

News Corp. ‘A’	6,331	163

Nexstar Media Group, Inc. ‘A’	114	17

Omnicom Group, Inc.	1,079	86

Pinterest, Inc. ‘A’ (a)	1,503	119

Sinclair Broadcast Group, Inc. ‘A’	912	30

Snap, Inc. (a)	3,110	212

T-Mobile US, Inc. (a)	378	55

Take-Two Interactive Software, Inc. (a)	131	23

TEGNA, Inc.	2,419	45

Telephone & Data Systems, Inc.	1,499	34

TripAdvisor, Inc. (a)	581	23

Twitter, Inc. (a)	336	23

Verizon Communications, Inc.	11,316	634

ViacomCBS, Inc. ‘B’	4,738	214

Walt Disney Co.	4,394	772

Yelp, Inc. (a)	367	15

Zillow Group, Inc. ‘C’ (a)	566	69

Zynga, Inc. ‘A’ (a)	2,649	28

		5,319

CONSUMER DISCRETIONARY 18.3%

Abercrombie & Fitch Co. ‘A’ (a)	2,008	93

Adient PLC (a)	1,249	56

Adtalem Global Education, Inc. (a)	696	25

Advance Auto Parts, Inc.	143	29

American Axle & Manufacturing Holdings, Inc. (a)	2,584	27

American Eagle Outfitters, Inc.	5,302	199

Aramark	298	11

Asbury Automotive Group, Inc. (a)	249	43

AutoNation, Inc. (a)	1,077	102

AutoZone, Inc. (a)	89	133

Bed Bath & Beyond, Inc. (a)	6,288	209

Best Buy Co., Inc.	3,359	386

Big Lots, Inc.	485	32

Bloomin’ Brands, Inc. (a)	2,108	57

Booking Holdings, Inc. (a)	44	96

BorgWarner, Inc.	633	31

Bright Horizons Family Solutions, Inc. (a)	200	29

Brinker International, Inc. (a)	1,301	80

Brunswick Corp.	542	54

Buckle, Inc.	593	30

Burlington Stores, Inc. (a)	137	44

Callaway Golf Co.	504	17

CarMax, Inc. (a)	71	9

Carnival Corp. (a)	5,484	145

Carter’s, Inc.	749	77

Cheesecake Factory, Inc. (a)	1,115	60

Children’s Place, Inc. (a)	254	24

Chipotle Mexican Grill, Inc. (a)	97	150

Churchill Downs, Inc.	387	77

Core-Mark Holding Co., Inc.	292	13

	SHARES	MARKET VALUE (000S)

Cracker Barrel Old Country Store, Inc.	386	$57

Dana, Inc.	1,748	42

Darden Restaurants, Inc.	284	41

Dave & Buster’s Entertainment, Inc. (a)	360	15

Deckers Outdoor Corp. (a)	412	158

Designer Brands, Inc.’A’ (a)	2,158	36

Dick’s Sporting Goods, Inc.	1,503	151

Dillard’s, Inc. ‘A’	215	39

Dollar General Corp.	1,167	253

Dollar Tree, Inc. (a)	452	45

Domino’s Pizza, Inc.	409	191

Dorman Products, Inc. (a)	177	18

DR Horton, Inc.	146	13

eBay, Inc.	3,907	274

Expedia Group, Inc. (a)	61	10

Five Below, Inc. (a)	154	30

Foot Locker, Inc.	2,332	144

Ford Motor Co. (a)	76,024	1,130

G-III Apparel Group Ltd. (a)	643	21

GameStop Corp. ‘A’ (a)	380	81

Gap, Inc.	7,408	249

General Motors Co. (a)	22,440	1,328

Gentex Corp.	1,948	64

Genuine Parts Co.	279	35

Goodyear Tire & Rubber Co. (a)	5,969	102

Graham Holdings Co. ‘B’	26	17

Grand Canyon Education, Inc. (a)	219	20

Group 1 Automotive, Inc.	216	33

Groupon, Inc. (a)	332	14

Guess?, Inc.	988	26

H&R Block, Inc.	2,925	69

Hanesbrands, Inc.	4,849	91

Harley-Davidson, Inc.	865	40

Hasbro, Inc.	234	22

Helen of Troy Ltd. (a)	108	25

Hilton Grand Vacations, Inc. (a)	527	22

Hilton Worldwide Holdings, Inc. (a)	363	44

Home Depot, Inc.	1,717	548

International Game Technology PLC (a)	2,257	54

Jack in the Box, Inc.	542	60

KB Home	479	20

Kohl’s Corp.	4,150	229

Kontoor Brands, Inc.	687	39

L Brands, Inc.	2,842	205

La-Z-Boy, Inc.	505	19

Las Vegas Sands Corp. (a)	816	43

Lear Corp.	377	66

Leggett & Platt, Inc.	1,299	67

Lennar Corp. ‘A’	123	12

Lithia Motors, Inc. ‘A’	318	109

LKQ Corp. (a)	110	5

Lowe’s Cos., Inc.	1,984	385

Macy’s, Inc. (a)	12,724	241

Marriott International, Inc. ‘A’ (a)	403	55

Marriott Vacations Worldwide Corp. (a)	116	19

Mattel, Inc. (a)	974	20

McDonald’s Corp.	2,107	487

MDC Holdings, Inc.	842	43

Meritage Homes Corp. (a)	456	43

MGM Resorts International	171	7

Mohawk Industries, Inc. (a)	24	5

Murphy USA, Inc.	438	58

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	47

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Newell Brands, Inc.	772	$21

NIKE, Inc. ‘B’	1,847	285

Nordstrom, Inc. (a)	2,645	97

Norwegian Cruise Line Holdings Ltd. (a)	159	5

NVR, Inc. (a)	16	80

O’Reilly Automotive, Inc. (a)	208	118

ODP Corp. (a)	649	31

Penn National Gaming, Inc. (a)	830	64

Penske Automotive Group, Inc.	364	27

Pool Corp.	400	183

PulteGroup, Inc.	1,566	85

PVH Corp. (a)	273	29

Qurate Retail, Inc.	4,737	62

Ralph Lauren Corp.	537	63

Red Rock Resorts, Inc. ‘A’ (a)	542	23

Ross Stores, Inc.	355	44

Royal Caribbean Cruises Ltd. (a)	92	8

Sally Beauty Holdings, Inc. (a)	2,230	49

SeaWorld Entertainment, Inc. (a)	1,299	65

Service Corp. International	732	39

Signet Jewelers Ltd. (a)	1,258	102

Six Flags Entertainment Corp. (a)	1,920	83

Sonic Automotive, Inc. ‘A’	422	19

Starbucks Corp.	3,748	419

Steven Madden Ltd.	834	37

Tapestry, Inc. (a)	120	5

Target Corp.	4,537	1,097

Taylor Morrison Home Corp. ‘A’ (a)	1,042	28

Tempur Sealy International, Inc.	1,415	55

Terminix Global Holdings, Inc. (a)	794	38

Tesla, Inc. (a)	335	228

Texas Roadhouse, Inc.	618	59

Thor Industries, Inc.	584	66

TJX Cos., Inc.	2,362	159

Toll Brothers, Inc.	314	18

TopBuild Corp. (a)	92	18

Tractor Supply Co.	543	101

Travel Leisure Co.	236	14

Ulta Beauty, Inc. (a)	205	71

Under Armour, Inc. ‘A’ (a)	982	21

Urban Outfitters, Inc. (a)	1,542	64

Vail Resorts, Inc.	311	98

VF Corp.	562	46

Vista Outdoor, Inc. (a)	436	20

Visteon Corp. (a)	407	49

Wendy’s Co.	3,995	94

Whirlpool Corp.	873	190

Williams-Sonoma, Inc.	1,668	266

Wyndham Hotels & Resorts, Inc.	220	16

Yum! Brands, Inc.	1,118	129

		15,115

CONSUMER STAPLES 11.2%

Altria Group, Inc.	5,521	263

Archer-Daniels-Midland Co.	3,661	222

B&G Foods, Inc. (c)	1,235	40

Boston Beer Co., Inc. ‘A’ (a)	157	160

Brown-Forman Corp. ‘B’	931	70

Bunge Ltd.	1,847	144

Cal-Maine Foods, Inc.	409	15

Campbell Soup Co.	560	26

Casey’s General Stores, Inc.	293	57

Central Garden & Pet Co. ‘A’ (a)	418	20

	SHARES	MARKET VALUE (000S)

Church & Dwight Co., Inc.	768	$65

Clorox Co.	289	52

Coca-Cola Co.	10,968	593

Colgate-Palmolive Co.	2,194	178

Conagra Brands, Inc.	1,046	38

Constellation Brands, Inc. ‘A’	301	70

Costco Wholesale Corp.	1,052	416

Coty, Inc. ‘A’ (a)	839	8

Darling Ingredients, Inc. (a)	998	67

Edgewell Personal Care Co.	844	37

Estee Lauder Cos., Inc. ‘A’	435	138

Flowers Foods, Inc.	1,367	33

General Mills, Inc.	1,947	119

Hain Celestial Group, Inc. (a)	894	36

Herbalife Nutrition Ltd. (a)	978	52

Hershey Co.	332	58

Hormel Foods Corp.	589	28

Ingles Markets, Inc. ‘A’	160	9

Ingredion, Inc.	256	23

J&J Snack Foods Corp.	108	19

JM Smucker Co.	385	50

Kellogg Co.	972	63

Keurig Dr Pepper, Inc.	1,045	37

Kimberly-Clark Corp.	801	107

Kraft Heinz Co.	3,995	163

Kroger Co.	13,748	527

Lamb Weston Holdings, Inc.	563	45

Lancaster Colony Corp.	123	24

McCormick & Co., Inc.	901	80

Molson Coors Brewing Co. ‘B’ (a)	297	16

Mondelez International, Inc. ‘A’	1,590	99

Monster Beverage Corp. (a)	369	34

Nu Skin Enterprises, Inc. ‘A’	594	34

PepsiCo, Inc.	4,263	632

Performance Food Group Co. (a)	1,267	61

Philip Morris International, Inc.	6,576	652

Post Holdings, Inc. (a)	300	33

PriceSmart, Inc.	168	15

Procter & Gamble Co.	4,892	660

Rite Aid Corp. (a)	2,935	48

Sanderson Farms, Inc.	243	46

Sprouts Farmers Market, Inc. (a)	3,020	75

Sysco Corp.	2,404	187

TreeHouse Foods, Inc. (a)	801	36

Tyson Foods, Inc. ‘A’	2,668	197

U.S. Foods Holding Corp. (a)	1,452	56

United Natural Foods, Inc. (a)	1,521	56

Universal Corp.	177	10

USANA Health Sciences, Inc. (a)	160	16

Vector Group Ltd.	976	14

Walgreens Boots Alliance, Inc.	7,892	415

Walmart, Inc.	11,932	1,683

		9,227

ENERGY 7.8%

Antero Resources Corp. (a)	3,948	59

Archrock, Inc.	1,244	11

Baker Hughes Co.	9,430	216

Cabot Oil & Gas Corp.	1,401	25

ChampionX Corp. (a)	558	14

Cheniere Energy, Inc. (a)	650	56

Chevron Corp.	12,752	1,336

Cimarex Energy Co.	281	20

CNX Resources Corp. (a)	3,416	47

	SHARES	MARKET VALUE (000S)

ConocoPhillips	5,291	$322

Delek U.S. Holdings, Inc.	1,216	26

Devon Energy Corp.	3,725	109

Diamondback Energy, Inc.	78	7

Dril-Quip, Inc. (a)	296	10

EOG Resources, Inc.	252	21

EQT Corp. (a)	775	17

Exxon Mobil Corp.	25,370	1,600

Halliburton Co.	357	8

Helmerich & Payne, Inc.	607	20

Hess Corp.	1,167	102

HollyFrontier Corp.	2,909	96

Kinder Morgan, Inc.	3,747	68

Marathon Oil Corp.	11,443	156

Marathon Petroleum Corp.	8,773	530

Murphy Oil Corp.	3,005	70

NOV, Inc. (a)	6,911	106

Oasis Petroleum, Inc.	299	30

Occidental Petroleum Corp.	3,388	106

Oceaneering International, Inc. (a)	1,445	23

ONEOK, Inc.	192	11

Patterson-UTI Energy, Inc.	3,256	32

PBF Energy, Inc. ‘A’ (a)	2,389	37

Phillips 66	3,901	335

Pioneer Natural Resources Co.	105	17

Range Resources Corp. (a)	3,282	55

Renewable Energy Group, Inc. (a)	836	52

Schlumberger NV	603	19

SM Energy Co.	2,918	72

Targa Resources Corp.	924	41

Transocean Ltd. (a)(c)	16,147	73

Valero Energy Corp.	5,581	436

Whiting Petroleum Corp. (a)	462	25

Williams Cos., Inc.	522	14

World Fuel Services Corp.	504	16

		6,446

FINANCIALS 10.8%

Affiliated Managers Group, Inc.	514	79

Aflac, Inc.	846	45

Alleghany Corp. (a)	5	3

Allstate Corp.	2,008	262

Ally Financial, Inc.	5,842	291

American Express Co.	260	43

American Financial Group, Inc.	31	4

American International Group, Inc.	6,470	308

Ameriprise Financial, Inc.	50	13

Arthur J Gallagher & Co.	343	48

Artisan Partners Asset Management, Inc. ‘A’	522	27

Bank of America Corp.	3,264	135

Bank OZK	339	14

Berkshire Hathaway, Inc. ‘B’ (a)	793	220

BlackRock, Inc.	61	53

Blackstone Group, Inc.	908	88

Brighthouse Financial, Inc. (a)	1,148	52

Brown & Brown, Inc.	1,317	70

Capital One Financial Corp.	4,522	700

Capitol Federal Financial, Inc.	731	9

Charles Schwab Corp.	650	47

Cincinnati Financial Corp.	67	8

CIT Group, Inc.	1,179	61

Citigroup, Inc.	11,312	800

Citizens Financial Group, Inc.	184	8

48	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)

CME Group, Inc.	416	$89

CNO Financial Group, Inc.	1,313	31

Comerica, Inc.	60	4

Discover Financial Services	1,967	233

East West Bancorp, Inc.	394	28

Equitable Holdings, Inc.	183	6

Erie Indemnity Co. ‘A’	88	17

Evercore, Inc. ‘A’	434	61

FactSet Research Systems, Inc.	84	28

Federated Investors, Inc. ‘B’	952	32

Fidelity National Financial, Inc.	809	35

Fifth Third Bancorp	303	12

First American Financial Corp.	1,069	67

First Horizon National Corp.	1,518	26

First Republic Bank	489	92

FirstCash, Inc.	289	22

Franklin Resources, Inc.	4,526	145

Genworth Financial, Inc. ‘A’ (a)	10,007	39

Goldman Sachs Group, Inc.	1,054	400

Hanover Insurance Group, Inc.	301	41

Hartford Financial Services Group, Inc.	153	10

Houlihan Lokey, Inc.	506	41

Huntington Bancshares, Inc.	432	6

Interactive Brokers Group, Inc. ‘A’	296	20

Intercontinental Exchange, Inc.	624	74

Invesco Ltd.	5,803	155

Jefferies Financial Group, Inc.	1,675	57

JPMorgan Chase & Co.	1,296	202

Kemper Corp.	204	15

KeyCorp.	416	9

Lincoln National Corp.	2,099	132

Loews Corp.	1,103	60

LPL Financial Holdings, Inc.	723	98

M&T Bank Corp.	53	8

Markel Corp. (a)	12	14

MarketAxess Holdings, Inc.	84	39

Marsh & McLennan Cos., Inc.	1,161	163

Mercury General Corp.	361	24

MetLife, Inc.	3,960	237

Moelis & Co. ‘A’	417	24

Moody’s Corp.	109	40

Morgan Stanley	633	58

Morningstar, Inc.	191	49

MSCI, Inc.	446	238

Nasdaq, Inc.	60	11

Navient Corp.	2,691	52

New York Community Bancorp, Inc.	1,855	20

Old Republic International Corp.	897	22

PacWest Bancorp	1,394	57

People’s United Financial, Inc.	1,186	20

Pinnacle Financial Partners, Inc.	206	18

PNC Financial Services Group, Inc.	181	35

PRA Group, Inc. (a)	346	13

Principal Financial Group, Inc.	116	7

ProAssurance Corp.	323	7

Progressive Corp.	1,194	117

Prudential Financial, Inc.	2,453	251

Raymond James Financial, Inc.	53	7

Regions Financial Corp.	414	8

Reinsurance Group of America, Inc.	29	3

RLI Corp.	174	18

S&P Global, Inc.	159	65

Santander Consumer USA Holdings, Inc.	1,180	43

	SHARES	MARKET VALUE (000S)

SEI Investments Co.	785	$49

Signature Bank	158	39

SLM Corp.	894	19

South State Corp.	195	16

Stewart Information Services Corp.	251	14

Stifel Financial Corp.	283	18

SVB Financial Group (a)	152	85

Synchrony Financial	1,981	96

Synovus Financial Corp.	396	17

T Rowe Price Group, Inc.	546	108

Travelers Cos., Inc.	1,910	286

Truist Financial Corp.	578	32

U.S. Bancorp	578	33

Unum Group	3,111	88

Valley National Bancorp	1,111	15

Virtu Financial, Inc. ‘A’	778	22

Voya Financial, Inc.	980	60

Webster Financial Corp.	249	13

Wells Fargo & Co.	10,508	476

Western Alliance Bancorp	267	25

White Mountains Insurance Group Ltd.	33	38

WR Berkley Corp.	178	13

Zions Bancorporation	70	4

		8,909

HEALTH CARE 11.0%

Abbott Laboratories	762	88

AbbVie, Inc.	1,204	136

Acadia Healthcare Co., Inc. (a)	246	15

Agilent Technologies, Inc.	132	19

Alexion Pharmaceuticals, Inc. (a)	92	17

Align Technology, Inc. (a)	269	164

Amedisys, Inc. (a)	120	29

Amgen, Inc.	852	208

AMN Healthcare Services, Inc. (a)	379	37

Anthem, Inc.	921	352

Avantor, Inc. (a)	1,394	49

Baxter International, Inc.	1,360	109

Becton Dickinson and Co.	221	54

Bio-Rad Laboratories, Inc. ‘A’ (a)	98	63

Bio-Techne Corp.	109	49

Biogen, Inc. (a)	231	80

Bristol-Myers Squibb Co.	3,567	238

Brookdale Senior Living, Inc. (a)	2,095	17

Bruker Corp.	344	26

Cardinal Health, Inc.	2,748	157

Catalent, Inc. (a)	745	81

Cerner Corp.	505	39

Change Healthcare, Inc. (a)	642	15

Charles River Laboratories International, Inc. (a)	139	51

Chemed Corp.	128	61

Cooper Cos., Inc.	143	57

CVS Health Corp.	9,199	768

Danaher Corp.	1,100	295

DaVita, Inc. (a)	906	109

Dentsply Sirona, Inc.	617	39

Elanco Animal Health, Inc. (a)	1,320	46

Eli Lilly & Co.	875	201

Encompass Health Corp.	865	67

Envista Holdings Corp. (a)	448	19

Gilead Sciences, Inc.	8,166	562

HCA Healthcare, Inc.	649	134

Henry Schein, Inc. (a)	382	28

	SHARES	MARKET VALUE (000S)

Horizon Therapeutics PLC (a)	621	$58

Humana, Inc.	322	143

IDEXX Laboratories, Inc. (a)	253	160

Intuitive Surgical, Inc. (a)	51	47

IQVIA Holdings, Inc. (a)	80	19

Johnson & Johnson	5,312	875

Laboratory Corp. of America Holdings (a)	146	40

Magellan Health, Inc. (a)	306	29

Masimo Corp. (a)	200	48

McKesson Corp.	1,339	256

MEDNAX, Inc. (a)	1,249	38

Merck & Co., Inc.	7,511	584

Mettler-Toledo International, Inc. (a)	132	183

Moderna, Inc. (a)	977	230

Molina Healthcare, Inc. (a)	438	111

Myriad Genetics, Inc. (a)	909	28

Organon & Co. (a)	750	23

Owens & Minor, Inc.	1,405	59

Patterson Cos., Inc.	908	28

PerkinElmer, Inc.	311	48

Pfizer, Inc.	17,184	673

PPD, Inc. (a)	322	15

PRA Health Sciences, Inc. (a)	180	30

Premier, Inc. ‘A’	628	22

Quest Diagnostics, Inc.	371	49

ResMed, Inc.	811	200

Select Medical Holdings Corp.	873	37

Steris PLC	325	67

Teleflex, Inc.	126	51

Tenet Healthcare Corp. (a)	1,601	107

Thermo Fisher Scientific, Inc.	170	86

United Therapeutics Corp. (a)	464	83

Universal Health Services, Inc. ‘B’	32	5

Waters Corp. (a)	90	31

West Pharmaceutical Services, Inc.	326	117

Zoetis, Inc.	245	46

		9,105

INDUSTRIALS 10.6%

3M Co.	1,553	309

AAR Corp. (a)	389	15

ABM Industries, Inc.	534	24

Acuity Brands, Inc.	373	70

AECOM (a)	1,188	75

AGCO Corp.	868	113

Alaska Air Group, Inc. (a)	53	3

Allegiant Travel Co. (a)	184	36

Allison Transmission Holdings, Inc.	1,227	49

AMERCO	86	51

American Airlines Group, Inc. (a)	1,753	37

AMETEK, Inc.	99	13

AO Smith Corp.	1,171	84

Apogee Enterprises, Inc.	297	12

Applied Industrial Technologies, Inc.	192	18

ArcBest Corp.	172	10

Arcosa, Inc.	353	21

Armstrong World Industries, Inc.	226	24

ASGN, Inc. (a)	143	14

Atlas Air Worldwide Holdings, Inc. (a)	561	38

Avis Budget Group, Inc. (a)	2,009	157

Boeing Co. (a)	683	164

Builders FirstSource, Inc. (a)	572	24

BWX Technologies, Inc.	496	29

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	49

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Carlisle Cos., Inc.	22	$4

Carrier Global Corp.	376	18

Caterpillar, Inc.	449	98

CH Robinson Worldwide, Inc.	848	79

Cintas Corp.	217	83

Copart, Inc. (a)	1,513	199

CoreCivic, Inc. (a)	3,227	34

Covanta Holding Corp.	1,091	19

Crane Co.	386	36

CSX Corp.	3,903	125

Cummins, Inc.	419	102

Curtiss-Wright Corp.	226	27

Deere & Co.	122	43

Delta Air Lines, Inc. (a)	357	15

Deluxe Corp.	398	19

Donaldson Co., Inc.	668	42

Dover Corp.	61	9

Dycom Industries, Inc. (a)	198	15

Eaton Corp. PLC	171	25

EMCOR Group, Inc.	149	18

Emerson Electric Co.	1,479	142

Encore Wire Corp.	147	11

Equifax, Inc.	499	120

Expeditors International of Washington, Inc.	880	111

Fastenal Co.	680	35

FedEx Corp.	106	32

Fluor Corp. (a)	2,794	49

Fortune Brands Home & Security, Inc.	60	6

Franklin Electric Co., Inc.	171	14

FTI Consulting, Inc. (a)	581	79

GATX Corp.	276	24

Generac Holdings, Inc. (a)	648	269

General Electric Co.	52,565	708

GMS, Inc. (a)	356	17

Graco, Inc.	938	71

Granite Construction, Inc.	486	20

Greenbrier Cos., Inc.	506	22

Hawaiian Holdings, Inc. (a)	1,225	30

Healthcare Services Group, Inc.	705	22

Herman Miller, Inc.	778	37

Hexcel Corp. (a)	547	34

Hillenbrand, Inc.	477	21

HNI Corp.	317	14

Honeywell International, Inc.	299	66

Howmet Aerospace, Inc. (a)	167	6

Hub Group, Inc. ‘A’ (a)	315	21

Hubbell, Inc.	91	17

Huntington Ingalls Industries, Inc.	31	7

Hyster-Yale Materials Handling, Inc.	107	8

IDEX Corp.	409	90

Illinois Tool Works, Inc.	442	99

Insperity, Inc.	190	17

ITT, Inc.	383	35

Jacobs Engineering Group, Inc.	855	114

JB Hunt Transport Services, Inc.	196	32

JetBlue Airways Corp. (a)	4,030	68

Johnson Controls International PLC	308	21

Kansas City Southern	40	11

KAR Auction Services, Inc. (a)	1,275	22

KBR, Inc.	1,374	52

Kennametal, Inc.	364	13

Knight-Swift Transportation Holdings, Inc.	647	29

L3Harris Technologies, Inc.	284	61

	SHARES	MARKET VALUE (000S)

Landstar System, Inc.	379	$60

Lennox International, Inc.	344	121

Lincoln Electric Holdings, Inc.	315	42

Lockheed Martin Corp.	689	261

Lyft, Inc. (a)	718	43

Macquarie Infrastructure Corp.	1,246	48

ManpowerGroup, Inc.	557	66

Masco Corp.	177	10

Masonite International Corp. (a)	200	22

MasTec, Inc. (a)	161	17

Meritor, Inc. (a)	639	15

Middleby Corp. (a)	215	37

Moog, Inc. ‘A’	137	12

MSC Industrial Direct Co., Inc. ‘A’	570	51

Mueller Industries, Inc.	346	15

Neilsen Holdings PLC	884	22

Nordson Corp.	201	44

Norfolk Southern Corp.	108	29

Northrop Grumman Corp.	409	149

NOW, Inc. (a)	1,168	11

Old Dominion Freight Line, Inc.	437	111

Oshkosh Corp.	517	64

Otis Worldwide Corp.	152	12

Owens Corning	550	54

Parker-Hannifin Corp.	56	17

Pitney Bowes, Inc.	2,007	18

Primoris Services Corp.	604	18

Quanta Services, Inc.	1,513	137

Regal Beloit Corp.	113	15

Republic Services, Inc.	367	40

Resideo Technologies, Inc. (a)	1,131	34

Robert Half International, Inc.	410	37

Rockwell Automation, Inc.	171	49

Rollins, Inc.	1,724	59

Rush Enterprises, Inc. ‘A’	297	13

Ryder System, Inc.	759	56

Saia, Inc. (a)	74	16

Schneider National, Inc. ‘B’	726	16

SkyWest, Inc. (a)	476	21

Snap-on, Inc.	23	5

Southwest Airlines Co. (a)	261	14

Spirit AeroSystems Holdings, Inc. ‘A’	700	33

Stanley Black & Decker, Inc.	69	14

Steelcase, Inc. ‘A’	915	14

Stericycle, Inc. (a)	495	35

Teledyne Technologies, Inc. (a)	145	61

Terex Corp.	914	44

Tetra Tech, Inc.	150	18

Textron, Inc.	97	7

Timken Co.	796	64

Toro Co.	598	66

TransDigm Group, Inc. (a)	34	22

Trinity Industries, Inc.	1,092	29

Uber Technologies, Inc. (a)	548	28

UFP Industries, Inc.	550	41

Union Pacific Corp.	1,233	271

United Airlines Holdings, Inc. (a)	419	22

United Parcel Service, Inc. ‘B’	2,159	449

United Rentals, Inc. (a)	32	10

Valmont Industries, Inc.	114	27

Verisk Analytics, Inc.	628	110

Waste Connections, Inc.	253	30

Waste Management, Inc.	664	93

Watsco, Inc.	261	75

Werner Enterprises, Inc.	784	35

	SHARES	MARKET VALUE (000S)

WESCO International, Inc. (a)	595	$61

WW Grainger, Inc.	123	54

XPO Logistics, Inc. (a)	43	6

Xylem, Inc.	979	117

		8,794

INFORMATION TECHNOLOGY 12.7%

Alliance Data Systems Corp.	870	91

Amdocs Ltd.	456	35

Amkor Technology, Inc.	1,136	27

Amphenol Corp. ‘A’	257	18

ANSYS, Inc. (a)	206	71

Apple, Inc.	6,885	943

Applied Materials, Inc.	1,993	284

Arista Networks, Inc. (a)	156	56

Arrow Electronics, Inc. (a)	670	76

Aspen Technology, Inc. (a)	141	19

Automatic Data Processing, Inc.	291	58

Avnet, Inc.	1,149	46

Benchmark Electronics, Inc.	295	8

Black Knight, Inc. (a)	401	31

Booz Allen Hamilton Holding Corp.	1,325	113

Broadcom, Inc.	480	229

Broadridge Financial Solutions, Inc.	754	122

Brooks Automation, Inc.	205	20

CACI International, Inc. ‘A’ (a)	173	44

CDK Global, Inc.	830	41

CDW Corp.	81	14

Cirrus Logic, Inc. (a)	290	25

Cisco Systems, Inc.	2,818	149

Citrix Systems, Inc.	377	44

Cognizant Technology Solutions Corp. ‘A’	228	16

Coherent, Inc. (a)	68	18

CommScope Holding Co., Inc. (a)	1,370	29

Conduent, Inc. (a)	2,279	17

Corning, Inc.	6,328	259

Cree, Inc. (a)	959	94

Dell Technologies, Inc. ‘C’ (a)	108	11

Dolby Laboratories, Inc. ‘A’	534	52

DXC Technology Co. (a)	3,479	135

Entegris, Inc.	376	46

EPAM Systems, Inc. (a)	153	78

F5 Networks, Inc. (a)	164	31

Fair Isaac Corp. (a)	90	45

Fidelity National Information Services, Inc.	102	14

First Solar, Inc. (a)	262	24

Fiserv, Inc. (a)	200	21

Flex Ltd. (a)	3,120	56

Gartner, Inc. (a)	325	79

Genpact Ltd.	1,464	66

Hewlett Packard Enterprise Co.	14,308	209

HP, Inc.	4,185	126

Insight Enterprises, Inc. (a)	370	37

International Business Machines Corp.	8,246	1,209

Intuit, Inc.	226	111

J2 Global, Inc. (a)	119	16

Jabil, Inc.	1,275	74

Jack Henry & Associates, Inc.	603	99

Juniper Networks, Inc.	6,016	165

KLA Corp.	329	107

Lam Research Corp.	248	161

Littelfuse, Inc.	68	17

Manhattan Associates, Inc. (a)	392	57

50	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)

ManTech International Corp. ‘A’	232	$20

Mastercard, Inc. ‘A’	344	126

Maxim Integrated Products, Inc.	483	51

MAXIMUS, Inc.	472	41

Microchip Technology, Inc.	114	17

Micron Technology, Inc. (a)	484	41

Motorola Solutions, Inc.	977	212

NCR Corp. (a)	1,429	65

NetApp, Inc.	435	36

NetScout Systems, Inc. (a)	530	15

NortonLifeLock, Inc.	2,167	59

Nuance Communications, Inc. (a)	792	43

NVIDIA Corp.	323	258

ON Semiconductor Corp. (a)	182	7

Oracle Corp.	6,780	528

Palo Alto Networks, Inc. (a)	265	98

Paychex, Inc.	534	57

PayPal Holdings, Inc. (a)	508	148

Plexus Corp. (a)	183	17

PTC, Inc. (a)	295	42

Qorvo, Inc. (a)	49	10

QUALCOMM, Inc.	4,315	617

Sabre Corp. (a)	3,021	38

Sanmina Corp. (a)	497	19

Skyworks Solutions, Inc.	271	52

Square, Inc. (a)	1,078	263

Synaptics, Inc. (a)	273	42

SYNNEX Corp.	449	55

Teradata Corp. (a)	1,358	68

Teradyne, Inc.	1,030	138

Texas Instruments, Inc.	1,614	310

Trimble, Inc. (a)	700	57

Twilio, Inc. (a)	441	174

Tyler Technologies, Inc. (a)	47	21

VeriSign, Inc. (a)	149	34

Visa, Inc. ‘A’	871	204

Vishay Intertechnology, Inc.	1,561	35

Western Digital Corp. (a)	1,836	131

Western Union Co.	1,417	33

Workday, Inc. ‘A’ (a)	505	121

Xerox Holdings Corp.	1,987	47

Xilinx, Inc.	308	45

Zebra Technologies Corp. ‘A’ (a)	149	79

		10,517

MATERIALS 4.0%

Albemarle Corp.	326	55

Alcoa Corp. (a)	3,333	123

Allegheny Technologies, Inc. (a)	1,155	24

AptarGroup, Inc.	305	43

Arconic Corp. (a)	1,245	44

Avery Dennison Corp.	667	140

Avient Corp.	647	32

Axalta Coating Systems Ltd. (a)	862	26

Ball Corp.	1,820	147

Berry Global Group, Inc. (a)	547	36

Boise Cascade Co.	498	29

Cabot Corp.	434	25

Carpenter Technology Corp.	521	21

Celanese Corp.	293	44

CF Industries Holdings, Inc.	93	5

Chemours Co.	1,562	54

Commercial Metals Co.	1,864	57

Compass Minerals International, Inc.	234	14

	SHARES	MARKET VALUE (000S)

Corteva, Inc.	319	$14

Crown Holdings, Inc.	1,127	115

Domtar Corp. (a)	1,221	67

Dow, Inc.	322	20

DuPont de Nemours, Inc.	230	18

Eagle Materials, Inc.	207	29

Eastman Chemical Co.	467	55

Ecolab, Inc.	300	62

Freeport-McMoRan, Inc.	3,084	114

Graphic Packaging Holding Co.	2,305	42

Greif, Inc. ‘A’	230	14

Hecla Mining Co.	3,013	22

Huntsman Corp.	206	6

International Flavors & Fragrances, Inc.	190	28

International Paper Co.	168	10

Kaiser Aluminum Corp.	153	19

Louisiana-Pacific Corp.	1,117	67

LyondellBasell Industries NV ‘A’	2,163	223

Martin Marietta Materials, Inc.	26	9

Mosaic Co.	7,095	226

NewMarket Corp.	48	15

Newmont Corp.	695	44

Nucor Corp.	956	92

O-I Glass, Inc. (a)	1,593	26

Olin Corp.	2,065	96

Packaging Corp. of America	41	6

PPG Industries, Inc.	535	91

Reliance Steel & Aluminum Co.	552	83

RPM International, Inc.	764	68

Schweitzer-Mauduit International, Inc.	226	9

Scotts Miracle-Gro Co.	527	101

Sealed Air Corp.	834	49

Sensient Technologies Corp.	357	31

Sherwin-Williams Co.	205	56

Silgan Holdings, Inc.	527	22

Sonoco Products Co.	597	40

Steel Dynamics, Inc.	799	48

Trinseo S.A.	545	33

United States Steel Corp.	3,493	84

Vulcan Materials Co.	57	10

Warrior Met Coal, Inc.	972	17

WestRock Co.	2,966	158

Worthington Industries, Inc.	357	22

WR Grace & Co.	300	21

		3,301

REAL ESTATE 0.1%

CBRE Group, Inc. ‘A’ (a)	138	12

Jones Lang LaSalle, Inc.	22	4

Realogy Holdings Corp. (a)	1,804	33

		49

UTILITIES 0.9%

AES Corp.	8,688	227

Avangrid, Inc.	90	5

Avista Corp.	382	16

CenterPoint Energy, Inc.	248	6

DTE Energy Co.	83	11

Entergy Corp.	314	31

Exelon Corp.	5,941	263

Hawaiian Electric Industries, Inc.	779	33

MDU Resources Group, Inc.	1,097	34

	SHARES	MARKET VALUE (000S)

National Fuel Gas Co.	573	$30

NRG Energy, Inc.	129	5

UGI Corp.	88	4

Vistra Corp.	3,504	65

		730

Total United States		77,512

Total Common Stocks (Cost $66,663)		78,555

REAL ESTATE INVESTMENT TRUSTS 4.0%

UNITED STATES 4.0%

FINANCIALS 0.5%

AGNC Investment Corp.	1,893	32

Annaly Capital Management, Inc.	4,955	44

Apollo Commercial Real Estate Finance, Inc.	1,263	20

Blackstone Mortgage Trust, Inc. ‘A’	1,156	37

Chimera Investment Corp.	2,735	41

Ladder Capital Corp.	1,367	16

MFA Financial, Inc.	5,394	25

New Residential Investment Corp.	1,265	13

New York Mortgage Trust, Inc.	4,715	21

PennyMac Mortgage Investment Trust	1,146	24

Redwood Trust, Inc.	1,658	20

Starwood Property Trust, Inc.	3,076	81

Two Harbors Investment Corp.	4,901	37

		411

REAL ESTATE 3.5%

Alexander & Baldwin, Inc.	471	9

American Campus Communities, Inc.	928	43

American Homes 4 Rent ‘A’	1,106	43

American Tower Corp.	246	66

Apple Hospitality REIT, Inc.	2,707	41

Brandywine Realty Trust	2,344	32

Brixmor Property Group, Inc.	825	19

Camden Property Trust	546	72

Columbia Property Trust, Inc.	1,147	20

Corporate Office Properties Trust	979	27

Cousins Properties, Inc.	686	25

Crown Castle International Corp.	426	83

CubeSmart	1,464	68

CyrusOne, Inc.	430	31

DiamondRock Hospitality Co. (a)	1,473	14

Digital Realty Trust, Inc.	236	36

DigitalBridge Group, Inc. (a)	4,684	37

Douglas Emmett, Inc.	968	33

Duke Realty Corp.	1,845	87

EastGroup Properties, Inc.	114	19

Empire State Realty Trust, Inc. ‘A’	1,622	19

Equinix, Inc.	67	54

Equity Commonwealth	1,068	28

Equity LifeStyle Properties, Inc.	459	34

Extra Space Storage, Inc.	443	73

Federal Realty Investment Trust	401	47

First Industrial Realty Trust, Inc.	505	26

Gaming and Leisure Properties, Inc.	1,307	61

GEO Group, Inc.	2,469	18

Healthcare Realty Trust, Inc.	796	24

Healthcare Trust of America, Inc. ‘A’	1,414	38

Highwoods Properties, Inc.	968	44

Hudson Pacific Properties, Inc.	880	25

Invitation Homes, Inc.	2,416	90

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	51

Schedule of Investments	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	(Cont.)

	SHARES	MARKET VALUE (000S)

Iron Mountain, Inc.	574	$24

Kilroy Realty Corp.	698	49

Kimco Realty Corp.	1,194	25

Kite Realty Group Trust	746	16

Lamar Advertising Co. ‘A’	627	65

Lexington Realty Trust	2,361	28

Life Storage, Inc.	386	41

Macerich Co.	2,438	45

Mack-Cali Realty Corp.	808	14

Medical Properties Trust, Inc.	1,868	38

National Retail Properties, Inc.	515	24

Omega Healthcare Investors, Inc.	760	28

Outfront Media, Inc. (a)	914	22

Paramount Group, Inc.	2,058	21

Park Hotels & Resorts, Inc. (a)	2,400	49

Physicians Realty Trust	1,249	23

Piedmont Office Realty Trust, Inc. ‘A’	984	18

Prologis, Inc.	597	71

PS Business Parks, Inc.	127	19

Public Storage	341	103

Rayonier, Inc.	969	35

	SHARES	MARKET VALUE (000S)

Regency Centers Corp.	1,106	$71

Retail Properties of America, Inc. ‘A’	1,761	20

RLJ Lodging Trust	1,610	25

Ryman Hospitality Properties, Inc. (a)	434	34

SBA Communications Corp.	106	34

Service Properties Trust	1,433	18

Simon Property Group, Inc.	569	74

SITE Centers Corp.	2,814	42

SL Green Realty Corp.	260	21

STAG Industrial, Inc.	488	18

STORE Capital Corp.	841	29

Sun Communities, Inc.	318	55

Sunstone Hotel Investors, Inc. (a)	2,712	34

Tanger Factory Outlet Centers, Inc.	1,105	21

UDR, Inc.	1,367	67

Ventas, Inc.	162	9

VICI Properties, Inc.	1,207	37

Washington Real Estate Investment Trust	683	16

Weingarten Realty Investors	1,555	50

Weyerhaeuser Co.	321	11

	SHARES	MARKET VALUE (000S)

WP Carey, Inc.	1,049	$78

Xenia Hotels & Resorts, Inc. (a)	825	15

		2,923

Total Real Estate Investment Trusts (Cost $2,827)		3,334

Total Investments in Securities (Cost $69,490)		81,889

INVESTMENTS IN AFFILIATES 0.3%

SHORT-TERM INSTRUMENTS 0.3%

MUTUAL FUNDS 0.3%

PIMCO Government Money Market Fund
0.080% (b)(c)(d)	209,240	209

Total Short-Term Instruments (Cost $209)		209

Total Investments in Affiliates (Cost $209)		209

Total Investments 99.3% (Cost $69,699)		$82,098

Other Assets and Liabilities, net 0.7%		579

Net Assets 100.0%		$82,677

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Institutional Class Shares of each Fund.
(c)

Securities with an aggregate market value of $93 were out on loan in exchange for $95 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 5 in the Notes to Financial Statements.

(d)	Coupon represents a 7-Day Yield.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2021:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Master Securities Lending Agreement
GSC	$0	$0	$0	$93	$93	$(95)	$(2)

Total Borrowings and Other Financing Transactions	$0	$0	$0	$93

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Securities Lending Transactions(2)
Common Stocks	$95	$0	$0	$0	$95

Total Borrowings	$95	$0	$0	$0	$95

Payable for securities on loan - cash collateral					$95

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(2)	Includes cash collateral as described in Note 5 in the Notes to Financial Statements.

52	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$586	$0	$0	$586
Switzerland
Financials	125	0	0	125
United Kingdom
Communication Services	13	0	0	13
Consumer Discretionary	4	0	0	4
Consumer Staples	54	0	0	54
Energy	22	0	0	22
Financials	38	0	0	38
Industrials	182	0	0	182
Materials	19	0	0	19
United States
Communication Services	5,319	0	0	5,319
Consumer Discretionary	15,115	0	0	15,115
Consumer Staples	9,227	0	0	9,227
Energy	6,446	0	0	6,446
Financials	8,909	0	0	8,909

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Health Care	$9,105	$0	$0	$9,105
Industrials	8,794	0	0	8,794
Information Technology	10,517	0	0	10,517
Materials	3,301	0	0	3,301
Real Estate	49	0	0	49
Utilities	730	0	0	730
Real Estate Investment Trusts
United States
Financials	411	0	0	411
Real Estate	2,923	0	0	2,923

	$81,889	$0	$0	$81,889

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	209	0	0	209

Total Investments	$82,098	$0	$0	$82,098

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	53

Schedule of Investments	PIMCO RAFI ESG U.S. Exchange-Traded Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

COMMON STOCKS 97.9%

IRELAND 0.9%

INFORMATION TECHNOLOGY 0.9%

Accenture PLC ‘A’	455	$134

Seagate Technology Holdings PLC	528	47

		181

Total Ireland		181

SWITZERLAND 0.3%

FINANCIALS 0.3%

Chubb Ltd.	333	53

Total Switzerland		53

UNITED KINGDOM 1.1%

COMMUNICATION SERVICES 0.1%

Liberty Global PLC (a)	906	24

CONSUMER DISCRETIONARY 0.0%

Capri Holdings Ltd. (a)	75	4

CONSUMER STAPLES 0.1%

Coca-Cola Europacific Partners PLC	424	25

MATERIALS 0.9%

Amcor PLC	815	10

Linde PLC	599	173

		183

Total United Kingdom		236

UNITED STATES 95.6%

COMMUNICATION SERVICES 6.4%

AT&T, Inc.	13,414	386

Comcast Corp. ‘A’	2,018	115

Discovery, Inc. ‘A’ (a)	88	3

Electronic Arts, Inc.	90	13

Lumen Technologies, Inc.	4,284	58

News Corp. ‘A’	657	17

Omnicom Group, Inc.	413	33

T-Mobile US, Inc. (a)	55	8

Twitter, Inc. (a)	44	3

Verizon Communications, Inc.	7,828	439

ViacomCBS, Inc. ‘B’	143	6

Walt Disney Co.	1,374	242

		1,323

CONSUMER DISCRETIONARY 12.2%

Adient PLC (a)	95	4

Advance Auto Parts, Inc.	69	14

Amazon.com, Inc. (a)	19	65

Aramark	90	3

Bed Bath & Beyond, Inc. (a)	799	27

Best Buy Co., Inc.	515	59

Booking Holdings, Inc. (a)	8	18

BorgWarner, Inc.	456	22

Carnival Corp. (a)	2,229	59

Darden Restaurants, Inc.	69	10

Dollar General Corp.	117	25

eBay, Inc.	1,293	91

	SHARES	MARKET VALUE (000S)

Foot Locker, Inc.	232	$14

Ford Motor Co. (a)	19,752	294

Gap, Inc.	844	28

General Motors Co. (a)	5,568	329

Genuine Parts Co.	94	12

Goodyear Tire & Rubber Co. (a)	1,604	28

Hasbro, Inc.	93	9

Hilton Worldwide Holdings, Inc. (a)	218	26

Home Depot, Inc.	783	250

Kohl’s Corp.	1,170	65

L Brands, Inc.	261	19

Lear Corp.	36	6

Lowe’s Cos., Inc.	740	144

Macy’s, Inc. (a)	3,677	70

Marriott International, Inc. ‘A’ (a)	212	29

McDonald’s Corp.	511	118

Newell Brands, Inc.	595	16

NIKE, Inc. ‘B’	555	86

Nordstrom, Inc. (a)	631	23

O’Reilly Automotive, Inc. (a)	37	21

PVH Corp. (a)	224	24

Qurate Retail, Inc.	392	5

Ralph Lauren Corp.	130	15

Ross Stores, Inc.	125	16

Starbucks Corp.	1,037	116

Tapestry, Inc. (a)	250	11

Target Corp.	815	197

Tesla, Inc. (a)	5	3

TJX Cos., Inc.	741	50

Tractor Supply Co.	27	5

VF Corp.	444	36

Whirlpool Corp.	68	15

Yum! Brands, Inc.	280	32

		2,509

CONSUMER STAPLES 8.3%

Archer-Daniels-Midland Co.	1,691	103

Brown-Forman Corp. ‘B’	65	5

Bunge Ltd.	445	35

Campbell Soup Co.	161	7

Clorox Co.	102	18

Coca-Cola Co.	4,230	229

Colgate-Palmolive Co.	866	70

Conagra Brands, Inc.	276	10

Constellation Brands, Inc. ‘A’	20	5

Estee Lauder Cos., Inc. ‘A’	106	34

General Mills, Inc.	926	56

Hershey Co.	114	20

Hormel Foods Corp.	148	7

Ingredion, Inc.	164	15

JM Smucker Co.	178	23

Kellogg Co.	405	26

Keurig Dr Pepper, Inc.	293	10

Kimberly-Clark Corp.	340	46

Kraft Heinz Co.	1,241	51

Kroger Co.	1,419	54

Molson Coors Brewing Co. ‘B’ (a)	613	33

Mondelez International, Inc. ‘A’	1,585	99

PepsiCo, Inc.	1,681	249

Procter & Gamble Co.	2,848	384

Sysco Corp.	379	29

Walgreens Boots Alliance, Inc.	1,693	89

		1,707

	SHARES	MARKET VALUE (000S)
FINANCIALS 21.2%

Aflac, Inc.	1,353	$73

Allstate Corp.	763	100

American Express Co.	985	163

Ameriprise Financial, Inc.	271	67

Aon PLC ‘A’	40	10

Bank of America Corp.	15,077	622

Bank of New York Mellon Corp.	2,662	136

BlackRock, Inc.	26	23

Capital One Financial Corp.	1,013	157

Charles Schwab Corp.	84	6

Citigroup, Inc.	4,528	320

CME Group, Inc.	49	10

Comerica, Inc.	316	23

Fifth Third Bancorp	1,155	44

Goldman Sachs Group, Inc.	847	322

Hartford Financial Services Group, Inc.	862	53

Huntington Bancshares, Inc.	1,494	21

Intercontinental Exchange, Inc.	82	10

JPMorgan Chase & Co.	1,106	172

KeyCorp.	1,504	31

Lincoln National Corp.	680	43

Marsh & McLennan Cos., Inc.	158	22

MetLife, Inc.	989	59

Moody’s Corp.	78	28

Morgan Stanley	1,877	172

Nasdaq, Inc.	15	3

Northern Trust Corp.	210	24

PNC Financial Services Group, Inc.	962	184

Principal Financial Group, Inc.	558	35

Prudential Financial, Inc.	1,348	138

Regions Financial Corp.	1,691	34

S&P Global, Inc.	119	49

State Street Corp.	160	13

Synchrony Financial	1,271	62

T Rowe Price Group, Inc.	45	9

Travelers Cos., Inc.	463	69

Truist Financial Corp.	403	22

U.S. Bancorp	2,252	128

Voya Financial, Inc.	246	15

Wells Fargo & Co.	19,659	890

		4,362

HEALTH CARE 16.5%

Abbott Laboratories	1,060	123

AbbVie, Inc.	1,885	212

Agilent Technologies, Inc.	194	29

Alexion Pharmaceuticals, Inc. (a)	46	8

AmerisourceBergen Corp.	106	12

Amgen, Inc.	940	229

Anthem, Inc.	446	170

Baxter International, Inc.	626	50

Becton Dickinson and Co.	133	32

Biogen, Inc. (a)	235	81

Boston Scientific Corp. (a)	228	10

Bristol-Myers Squibb Co.	801	54

Cardinal Health, Inc.	1,121	64

Cerner Corp.	71	6

Cigna Corp.	216	51

Danaher Corp.	53	14

DaVita, Inc. (a)	170	21

Dentsply Sirona, Inc.	174	11

Edwards Lifesciences Corp. (a)	102	11

54	PIMCO EQUITY SERIES	See Accompanying Notes

June 30, 2021

	SHARES	MARKET VALUE (000S)

Eli Lilly & Co.	497	$114

Gilead Sciences, Inc.	3,631	250

Humana, Inc.	102	45

Illumina, Inc. (a)	20	10

IQVIA Holdings, Inc. (a)	63	15

Johnson & Johnson	3,656	602

Laboratory Corp. of America Holdings (a)	53	15

McKesson Corp.	562	108

Merck & Co., Inc.	4,658	362

Organon & Co. (a)	465	14

Pfizer, Inc.	8,183	320

Quest Diagnostics, Inc.	178	24

Regeneron Pharmaceuticals, Inc. (a)	13	7

Stryker Corp.	39	10

Thermo Fisher Scientific, Inc.	26	13

UnitedHealth Group, Inc.	706	283

Universal Health Services, Inc. ‘B’	38	6

Viatris, Inc.	778	11

Waters Corp. (a)	12	4

Zimmer Biomet Holdings, Inc.	32	5

		3,406

INDUSTRIALS 5.1%

3M Co.	1,054	209

Alaska Air Group, Inc. (a)	162	10

American Airlines Group, Inc. (a)	1,881	40

Cummins, Inc.	86	21

Dover Corp.	95	14

Eaton Corp. PLC	122	18

Emerson Electric Co.	666	64

Expeditors International of Washington, Inc.	47	6

Fastenal Co.	136	7

FedEx Corp.	163	49

Illinois Tool Works, Inc.	341	76

JetBlue Airways Corp. (a)	1,259	21

Johnson Controls International PLC	1,573	108

ManpowerGroup, Inc.	329	39

Neilsen Holdings PLC	1,300	32

Owens Corning	119	12

Parker-Hannifin Corp.	48	15

Republic Services, Inc.	168	19

Rockwell Automation, Inc.	112	32

Southwest Airlines Co. (a)	89	5

Stanley Black & Decker, Inc.	127	26

United Airlines Holdings, Inc. (a)	200	11

United Parcel Service, Inc. ‘B’	483	100

United Rentals, Inc. (a)	41	13

Waste Management, Inc.	459	64

WW Grainger, Inc.	69	30

		1,041

INFORMATION TECHNOLOGY 21.8%

Adobe, Inc. (a)	69	40

Alliance Data Systems Corp.	190	20

Amdocs Ltd.	220	17

Analog Devices, Inc.	190	33

Apple, Inc.	2,032	278

	SHARES	MARKET VALUE (000S)

Applied Materials, Inc.	1,029	$147

Arrow Electronics, Inc. (a)	47	5

Automatic Data Processing, Inc.	276	55

Avnet, Inc.	612	25

Cadence Design Systems, Inc. (a)	48	7

CDW Corp.	74	13

Cisco Systems, Inc.	9,823	521

Citrix Systems, Inc.	114	13

Cognizant Technology Solutions Corp. ‘A’	537	37

Corning, Inc.	725	30

Dell Technologies, Inc. ‘C’ (a)	103	10

DXC Technology Co. (a)	402	16

F5 Networks, Inc. (a)	16	3

Fidelity National Information Services, Inc.	110	16

Flex Ltd. (a)	1,081	19

Hewlett Packard Enterprise Co.	1,645	24

HP, Inc.	3,175	96

Intel Corp.	10,610	596

Intuit, Inc.	49	24

Jabil, Inc.	75	4

Juniper Networks, Inc.	1,113	30

Lam Research Corp.	88	57

Mastercard, Inc. ‘A’	237	86

Maxim Integrated Products, Inc.	203	21

Micron Technology, Inc. (a)	1,355	115

Microsoft Corp.	3,651	989

Motorola Solutions, Inc.	42	9

NetApp, Inc.	143	12

NortonLifeLock, Inc.	1,279	35

NVIDIA Corp.	66	53

ON Semiconductor Corp. (a)	197	8

Oracle Corp.	3,854	300

Paychex, Inc.	52	6

PayPal Holdings, Inc. (a)	231	67

QUALCOMM, Inc.	1,309	187

Skyworks Solutions, Inc.	38	7

Synopsys, Inc. (a)	14	4

Texas Instruments, Inc.	876	168

Visa, Inc. ‘A’	683	160

Western Digital Corp. (a)	888	63

Western Union Co.	540	12

Xerox Holdings Corp.	1,177	28

Xilinx, Inc.	118	17

		4,483

MATERIALS 2.9%

Air Products & Chemicals, Inc.	185	53

Celanese Corp.	169	26

CF Industries Holdings, Inc.	453	23

Dow, Inc.	609	38

DuPont de Nemours, Inc.	960	74

Eastman Chemical Co.	298	35

Ecolab, Inc.	207	43

Freeport-McMoRan, Inc.	990	37

International Flavors & Fragrances, Inc.	59	9

International Paper Co.	1,111	68

LyondellBasell Industries NV ‘A’	665	68

	SHARES	MARKET VALUE (000S)

Mosaic Co.	411	$13

Newmont Corp.	264	17

Nucor Corp.	340	33

Packaging Corp. of America	26	3

PPG Industries, Inc.	71	12

Sherwin-Williams Co.	105	29

Vulcan Materials Co.	61	11

WestRock Co.	186	10

		602

REAL ESTATE 0.2%

CBRE Group, Inc. ‘A’ (a)	341	29

Jones Lang LaSalle, Inc.	54	11

		40

UTILITIES 1.0%

American Water Works Co., Inc.	138	21

Consolidated Edison, Inc.	525	38

Edison International	341	20

Eversource Energy	366	29

Exelon Corp.	2,176	96

		204

Total United States		19,677

Total Common Stocks (Cost $17,963)		20,147

REAL ESTATE INVESTMENT TRUSTS 1.7%

UNITED STATES 1.7%

REAL ESTATE 1.7%

American Tower Corp.	26	7

AvalonBay Communities, Inc.	25	5

Digital Realty Trust, Inc.	63	9

Equinix, Inc.	38	31

Equity Residential	336	26

Essex Property Trust, Inc.	12	4

Healthpeak Properties, Inc.	698	23

Host Hotels & Resorts, Inc. (a)	2,773	47

Iron Mountain, Inc.	500	21

Park Hotels & Resorts, Inc. (a)	475	10

Prologis, Inc.	184	22

Simon Property Group, Inc.	265	35

Ventas, Inc.	735	42

Welltower, Inc.	637	53

Weyerhaeuser Co.	708	24

		359

Total Real Estate Investment Trusts (Cost $323)		359

Total Investments in Securities (Cost $18,286)		20,506

Total Investments 99.6% (Cost $18,286)		$20,506

Other Assets and Liabilities, net 0.4%		78

Net Assets 100.0%		$20,584

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2021	55

Schedule of Investments	PIMCO RAFI ESG U.S. Exchange-Traded Fund	(Cont.)	June 30, 2021

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2021 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Investments in Securities, at Value
Common Stocks
Ireland
Information Technology	$181	$0	$0	$181
Switzerland
Financials	53	0	0	53
United Kingdom
Communication Services	24	0	0	24
Consumer Discretionary	4	0	0	4
Consumer Staples	25	0	0	25
Materials	183	0	0	183
United States
Communication Services	1,323	0	0	1,323
Consumer Discretionary	2,509	0	0	2,509

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2021
Consumer Staples	$1,707	$0	$0	$1,707
Financials	4,362	0	0	4,362
Health Care	3,406	0	0	3,406
Industrials	1,041	0	0	1,041
Information Technology	4,483	0	0	4,483
Materials	602	0	0	602
Real Estate	40	0	0	40
Utilities	204	0	0	204
Real Estate Investment Trusts
United States
Real Estate	359	0	0	359

Total Investments	$20,506	$0	$0	$20,506

There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

56	PIMCO EQUITY SERIES	See Accompanying Notes

Notes to Financial Statements	June 30, 2021

1. ORGANIZATION

PIMCO Equity Series (the “Trust”) was established as a Delaware statutory trust on March 30, 2010. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds. PIMCO has engaged Parametric Portfolio Associates LLC (“Parametric” or “Sub-Adviser”) to serve as the sub-adviser to each Fund.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. Each Fund offers and issues shares only in aggregations of a specified number of shares (“Creation Units”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date.

Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	|	JUNE 30, 2021	57

Notes to Financial Statements	(Cont.)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Quarterly	Quarterly

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Quarterly	Quarterly

PIMCO RAFI ESG U.S. ETF	Quarterly	Quarterly

In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule went into effect on February 19, 2021 and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act

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without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also included the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The rule went into effect on January 19, 2021 and funds will have a one-year transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for both the new rule and the associated new recordkeeping requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate their NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in

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Notes to Financial Statements	(Cont.)

the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. The Manager may consult with the Sub-Adviser in providing such recommendations or otherwise with respect to valuation of a Fund’s portfolio securities or other assets. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted

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prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements	(Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund eligible to participate in securities lending may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund under the Securities Lending Agreement. All or a portion of Dividend Income as shown in the table below represents the income earned on the cash collateral invested in PIMCO Government Money Market Fund and is included on the Statements of Operations as a component of Securities Lending Income. PIMCO Government Money Market Fund is considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Fund for the period ended June 30, 2021 (amounts in thousands†):

Investments in PIMCO Government Money Market Fund
Fund Name	Market Value 06/30/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$6,038	$76,651	$(74,711)	$0	$0	$7,978	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	3,657	(2,471)	0	0	1,186	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	39	1,417	(1,247)	0	0	209	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Equity-Linked Securities  are privately issued securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at June 30, 2021, as applicable, are disclosed in the Notes to Schedules of Investments.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including

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Notes to Financial Statements	(Cont.)

interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent.

Fund Name

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF

PIMCO RAFI Dynamic Multi-Factor International Equity ETF

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF

PIMCO RAFI ESG U.S. ETF

Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments, if applicable. The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income, if applicable.

(c) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Board has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permitted, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC provided notice in April 2021 that the Temporary Order would be terminated on April 30, 2021.

During the period ended June 30, 2021, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during

64	PIMCO EQUITY SERIES

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the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	PIMCO RAFI Dynamic Multi-Factor International Equity ETF	PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	PIMCO RAFI ESG U.S. ETF

New Fund	—	—	—	X

Small Fund	—	X	X	X

Market Trading	X	X	X	X

Equity	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Liquidity	X	X	X	X

Issuer	X	X	X	X

Derivatives	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	—	—

Emerging Markets	X	—	—	—

Currency	X	X	—	—

Model	X	X	X	X

Leveraging	X	X	X	X

Management and Tracking Error	X	X	X	X

Indexing	X	X	X	X

Environmental, Social and Governance Investing	—	—	—	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller Fund may not achieve investment or trading efficiencies. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares.

Market Trading Risk  is the risk that an active secondary trading market for Fund shares does not continue once developed, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than a Fund’s net asset value.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Credit Risk  is the risk that a Fund could lose money if the counterparty to a derivative contract is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Notes to Financial Statements	(Cont.)

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. The liquidity of a Fund’s shares may be constrained by the liquidity of a Fund’s portfolio holdings.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/ or adversely affect the value of derivatives and a Fund’s performance.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions, including the indexation methodologies used in constructing the Underlying Index, may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management and Tracking Error Risk  is the risk that the portfolio manager’s investment decisions may not produce the desired results or that a Fund’s portfolio may not closely track the Underlying Index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the Underlying Index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the Underlying Index. Performance of a Fund and the Underlying Index may vary due to asset valuation differences and differences between a Fund’s portfolio and the Underlying Index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the Underlying Index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause a Fund to be less correlated to the return of the Underlying Index than if a Fund held all of the securities in the Underlying Index.

Indexing Risk  is the risk that a Fund is negatively affected by general declines in the asset classes represented by the Underlying Index.

Environmental, Social and Governance Investing Risk  is the risk that, because the Underlying Index may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Index Provider or any judgment exercised by the Index Provider in constructing the Underlying Index will reflect the opinions of any particular investor.

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(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments (such as the anticipated discontinuation of the London Interbank Offered Rate) that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments or the Investment Manager’s operations and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

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Notes to Financial Statements	(Cont.)

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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9. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0.49%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0.39%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0.29%

PIMCO RAFI ESG U.S. ETF	0.29%

(b) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended June 30, 2021 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expense, including costs of litigation and indemnification expenses; and (viii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the prospectus.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed, through October 31, 2021, to waive a portion of the Funds’ Management Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the Management Fee and/or other expenses waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at June 30, 2021, were as follows (amounts in thousands†):

	Expiring within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$28	$34	$46	$108

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	2	3	3	8

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	6	8	3	17

PIMCO RAFI ESG U.S. ETF	0	77	1	78

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements	(Cont.)

10. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2021, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$0	$356,640	$573,116

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0	0	31,921	33,291

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0	0	37,475	37,940

PIMCO RAFI ESG U.S. Exchange-Traded Fund	0	0	4,195	4,056

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Fund Name	Standard Creation/ Redemption Transaction Fee*	Maximum Variable Charge for Cash Creations**	Maximum Variable Charge for Cash Redemptions**

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	$5,000	3.00%	2.00%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	$2,250	3.00%	2.00%

PIMCO RAFI ESG U.S. ETF	$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the net asset value per Creation Unit purchased or redeemed, inclusive of the standard creation transaction fee (if imposed).

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14. INVESTMENT TRANSACTIONS

For the period ended June 30, 2021, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands†):

Fund Name	Contributions	Redemptions

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$8,622	$181,501

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	50,006	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	64,677	27,565

PIMCO RAFI ESG U.S. ETF	9,939	2,849

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2021, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2021, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late- Year Loss Deferral - Ordinary(6)	Total Distributable Earnings

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$10,248	$0	$102,368	$0	$(8,444)	$0	$0	$104,172

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,191	0	15,631	0	(8,351)	0	0	8,471

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	164	0	12,351	0	(14,505)	0	0	(1,990)

PIMCO RAFI ESG U.S. ETF	71	0	2,089	0	(601)	0	0	1,559

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on Real Estate Investment Trusts (REITS) and Passive Foreign Investment Companies (PFICs).

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2020 through June 30, 2021 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2020 through June 30, 2021 and Ordinary losses realized during the period January 1, 2021 through June 30, 2021, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

ANNUAL REPORT	|	JUNE 30, 2021	71

Notes to Financial Statements	(Cont.)	June 30, 2021

As of June 30, 2021, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$0	$8,444

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	4,307	4,044

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	10,181	4,324

PIMCO RAFI ESG U.S. ETF	599	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2021, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$391,946	$116,650	$(14,292)	$102,358

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	73,337	16,200	(569)	15,631

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	69,745	12,475	(123)	12,352

PIMCO RAFI ESG U.S. ETF	18,418	2,242	(154)	2,088

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, Real Estate Investment Trusts (REITS), and unrealized gain or loss on Passive Foreign Investment Companies (PFICs).

For the fiscal years ended June 30, 2021 and June 30, 2020, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2021			June 30, 2020

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	$12,004	$0	$0	$13,291	$0	$0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	943	0	0	1,302	0	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	868	0	0	2,511	0	0

PIMCO RAFI ESG U.S. ETF	235	0	0	138	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

17. SUBSEQUENT EVENTS

On July 23, 2021, PIMCO notified Parametric of PIMCO’s intention to terminate the Sub-Advisory Agreement with respect to each Fund on or after sixty (60) days. At this time, the Termination Effective Date(s) have not been finalized. Subsequent disclosure will be provided regarding the Termination Effective Date(s) of each Fund and each Fund’s new portfolio manager.

There were no other subsequent events identified that require recognition or disclosure.

72	PIMCO EQUITY SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series® and Shareholders of PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF and PIMCO RAFI ESG U.S. ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (four of the funds constituting PIMCO Equity Series®, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF(1)

PIMCO RAFI Dynamic Multi-Factor International Equity ETF(1)

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF(1)

PIMCO RAFI ESG U.S. ETF(2)

(1)

Statement of operations for the year ended June 30, 2021, statement of changes in net assets for the years ended June 30, 2021 and 2020 and the financial highlights for each of the periods indicated therein

(2)

Statement of operations for the year ended June 30, 2021 and statement of changes in net assets and the financial highlights for the year ended June 30, 2021 and for the period December 18, 2019 (inception date) through June 30, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 26, 2021

We have served as the auditor of one or more investment companies in PIMCO Equity Series® since 2010.

ANNUAL REPORT	|	JUNE 30, 2021	73

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BMO	BMO Capital Markets Corporation	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co. LLC.

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Other Abbreviations:

ADR	American Depositary Receipt	NVDR	Non-Voting Depositary Receipt	SP - ADR	Sponsored American Depositary Receipt

GDR	Global Depositary Receipt	REIT	Real Estate Investment Trust	TBA	To-Be-Announced

MSCI	Morgan Stanley Capital International

74	PIMCO EQUITY SERIES

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2021 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2021 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2021:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2021 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Foreign Taxes.  The Funds’ have made an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid. Shareholders will receive more detailed information along with their Form 1099-DIV.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)	Foreign Source Income	Foreign Taxes Pass Through

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0%	75%	$0	$0	$17,126,099	$2,284,439

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0%	100%	0	0	2,180,312	191,311

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	100%	100%	0	0	0	0

PIMCO RAFI ESG U.S. ETF	100%	100%	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2022, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2021.

Section 163(j) Interest Dividends.  The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

163 (j) Interest Dividends %

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	0%

PIMCO RAFI ESG U.S. ETF	0%

Section 199A Dividends.  Non-corporate fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the fund as Section 199A dividends. The Section 199A percentage of ordinary dividends are as follows:

199A Dividends %

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	0%

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	0%

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	6%

PIMCO RAFI ESG U.S. ETF	1%

ANNUAL REPORT	|	JUNE 30, 2021	75

Distribution Information	(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2021 calculated as of the end of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.0300	$0.0000	$0.0000	$0.0300

June 2021	$0.1900	$0.0000	$0.0000	$0.1900

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1000	$0.0000	$0.0000	$0.1000

June 2021	$0.2400	$0.0000	$0.0000	$0.2400

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.1300	$0.0000	$0.0000	$0.1300

June 2021	$0.1283	$0.0000	$0.0017	$0.1300

PIMCO RAFI ESG U.S. ETF	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

March 2021	$0.0900	$0.0000	$0.0000	$0.0900

June 2021	$0.1100	$0.0000	$0.0000	$0.1100

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

76	PIMCO EQUITY SERIES

Approval of Investment Advisory Contract and Other Agreements	(Unaudited)

Approval of Interim Sub-Advisory Agreement, Interim Portfolio Implementation Agreement, New Sub-Advisory Agreement and New Portfolio Implementation Agreement

On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. and its subsidiaries (the “Acquisition”), including Parametric Portfolio Associates LLC (“Parametric”), resulting in a change of control of Parametric. The Acquisition constituted an “assignment,” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), resulting in the automatic termination of the following agreements:

(i)

the sub-advisory agreement between Pacific Investment Management Company LLC (“PIMCO”) and Parametric on behalf of the PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF, PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF, PIMCO RAFI Dynamic Multi-Factor International Equity ETF and PIMCO RAFI ESG U.S. ETF (collectively, the “RAFI ETFs”);

(ii)

the portfolio implementation agreement among PIMCO, Research Affiliates, LLC (“RALLC”) and Parametric on behalf of the PIMCO RAE Emerging Markets Fund, PIMCO RAE Global Fund, PIMCO RAE Global ex-US Fund, PIMCO RAE International Fund, PIMCO RAE US Fund and PIMCO RAE US Small Fund (collectively, the “RAE Funds”); and

(iii)

the portfolio implementation agreement among PIMCO, RALLC and Parametric with respect to the equity portion of the PIMCO Dividend and Income Fund (together with the RAFI ETFs and the RAE Funds, the “Funds” and each, a “Fund”).

In anticipation of the closing of the Acquisition, at a meeting held on January 15, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of PIMCO Equity Series (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the 1940 Act (the “Independent Trustees”), considered and unanimously approved an interim sub-advisory agreement on behalf of the RAFI ETFs between PIMCO and Parametric (the “Interim Sub-Advisory Agreement”); an interim portfolio implementation agreement on behalf of the RAE Funds among PIMCO, RALLC and Parametric (the “Interim RAE Portfolio Implementation Agreement”); and an interim portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC and Parametric (together with the Interim Sub-Advisory Agreement and Interim RAE Portfolio Implementation Agreement, the “Interim Agreements”).1 In addition, the Board, including the Independent Trustees, considered and unanimously approved a new sub-advisory agreement on behalf of the RAFI ETFs between PIMCO and Parametric (the “Sub-Advisory

Agreement”); a new portfolio implementation agreement on behalf of the RAE Funds among PIMCO, RALLC and Parametric (the “RAE Portfolio Implementation Agreement”); and a new portfolio implementation agreement on behalf of the PIMCO Dividend and Income Fund among PIMCO, RALLC and Parametric (together with the Sub-Advisory Agreement and the RAE Portfolio Implementation Agreement, the “New Agreements,” and the New Agreements together with the Interim Agreements, the “Agreements”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

At the Meeting, the Board reviewed the materials provided by PIMCO, Parametric and counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining the legal duties of the Board. The Board reviewed a variety of factors and considered a significant amount of information, including information and materials provided by Parametric prior to the Meeting regarding the Agreements, material changes (if any) since the Board’s August 2020 annual review of the existing agreements between PIMCO and Parametric related to the Funds and anticipated material changes (if any) in connection with the Acquisition, as well as materials Parametric provided in connection with the Board’s annual review in August 2020 of the existing agreements.

It is noted that following the Board’s August 2020 annual review of the existing agreements, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by Parametric supported the renewal of the existing agreements, that the existing sub-advisory and portfolio implementation agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to Parametric by PIMCO under those existing agreements, and that the renewal of such existing agreements was in the best interests of the Funds and their shareholders.

The approval determinations with respect to the Interim Agreements and the New Agreements were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Interim Agreements, as well as the proposed New Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. In approving

ANNUAL REPORT	|	JUNE 30, 2021	77

[1]

The Meeting was held remotely in reliance on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the 1940 Act that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings.

Approval of Investment Advisory Contract and Other Agreements	(Cont.)

the Agreements, the Trustees considered a number of factors discussed below. This discussion is not intended to be all-inclusive.

2. NATURE, EXTENT AND QUALITY OF SERVICES

The Board considered that Parametric currently serves as sub-adviser to the RAFI ETFs and portfolio implementer to the RAE Funds and the equity portion of the PIMCO Dividend and Income Fund and considered the nature, extent and quality of services currently provided by Parametric in these roles. The Board also considered that the terms of each Interim Agreement, except for term and escrow provisions required by applicable law, and each proposed New Agreement are materially identical to those of the corresponding current agreement. Further, the Board considered the depth and quality of Parametric’s sub-advisory and portfolio implementation capabilities, the experience and capabilities of its key personnel, and Parametric’s representations concerning the Acquisition’s potential effects on Parametric’s services to the Funds.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by Parametric under the Interim Agreements and proposed New Agreements will likely benefit each applicable Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As part of the Board’s 2020 annual review of existing agreements between PIMCO and Parametric with respect to the Funds, the Board reviewed information from PIMCO (the “2020 PIMCO Report”), as well as information (the “2020 Broadridge Report”) from Broadridge Financial Solutions, Inc., concerning the Funds’ performance, as available, over short- and long-term periods. The Board considered information regarding the investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the 2020 PIMCO Report and 2020 Broadridge Report, which were provided in advance of the August 2020 meeting.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board noted that, as with the current arrangements between each Fund and Parametric, PIMCO will compensate Parametric pursuant to the Interim Agreements and proposed New Agreements, and that no Fund will directly pay for Parametric’s services. The Board also considered that the fees proposed to be paid by PIMCO to Parametric pursuant to the Interim Agreements and New Agreements are the same as the fees paid by PIMCO to Parametric pursuant to the respective existing agreements. As part of the Board’s 2020 annual review of those existing agreements, the Board reviewed the advisory and supervisory and administrative fees, or management fees, as applicable, and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the fees paid by PIMCO to Parametric with respect to the Funds under the existing agreements.

As part of the Board’s 2020 annual review, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds. The Board also considered as part of the 2020 annual review that the unified fee leads to Fund fees that are fixed over the contract period, rather than variable. As part of that review, the Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board considered information on profitability to Parametric derived from its relationship with the Funds, comparative fee information (as described above), and information on the sharing of potential economies of scale with the Funds (as described above as well as in relation to the asset breakpoint thresholds applicable to fee rates payable to Parametric under the existing agreements, Interim Agreements and New Agreements). With respect to potential economies of scale, as part of the 2020 annual review, the Board noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics, senior management supervision, governance and oversight of those services, and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. As part of the 2020 annual review, the Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. As part of that review, the Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered as part of the 2020 annual review that the

78	PIMCO EQUITY SERIES

(Unaudited)

unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted at that review that PIMCO’s investments in these areas are extensive. The Board concluded at the 2020 annual review that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, a majority of the Board, including by a separate vote of a majority of the Independent Trustees, approved each Interim Agreement and each proposed New Agreement.

ANNUAL REPORT	|	JUNE 30, 2021	79

Shareholder Meeting Results	(Unaudited)

Special Shareholder Meeting Results

The Funds held a special meeting of shareholders on March 26, 2021 to approve a new sub-advisory agreement on behalf of the Funds between PIMCO and Parametric (the “Proposal”). Shareholders voted on the Proposal as indicated below:

	For(1)	Against(1)	Abstain(1)(2)	Broker Non-Votes(2)

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	19,997,162	7,243	13,814	0

PIMCO RAFI Dynamic Multi-Factor International Equity ETF	1,518,175	0	58,230	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	981,766	1,776	28,246	0

PIMCO RAFI ESG U.S. ETF	232,520	0	2,786	0

(1)

Certain of the Funds’ shares may have been held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, if applicable, PIMCO voted such shares in proportion to the votes of all other Fund shareholders voting on the proposal.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

80	PIMCO EQUITY SERIES

Changes to the Board of Trustees	(Unaudited)

Effective February 10, 2021, the Board of Trustees appointed Kimberley G. Stafford to the Board.

ANNUAL REPORT	|	JUNE 30, 2021	81

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	148	Chairman and Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	05/2019 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	02/2016 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	05/2019 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	05/2019 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	148	Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

Ronald C. Parker (1951) Lead Independent Trustee	02/2016 to present Lead Independent Trustee 05/2019 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	148	Lead Independent Trustee, PIMCO Equity Series VIT, PIMCO Funds, PIMCO Variable Insurance and PIMCO ETF Trust.

*	Unless otherwise noted, the information for the individuals listed is as of June 30, 2021.
[1]	Ms. Stafford is an “interested persons” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

82	PIMCO EQUITY SERIES

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†

Eric D. Johnson (1970) President	06/2019 to present	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Ryan G. Leshaw (1980) Vice President, Senior Counsel, Secretary	05/2019 to present	Executive Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer (1976) Vice President	02/2020 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT.

Brian J. Pittluck (1977) Vice President	01/2020 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Senior Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	03/2010 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series VIT. Deputy Treasurer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)*** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

*	Unless otherwise noted, the information for the individuals listed is as of August 13, 2021.
†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

ANNUAL REPORT	|	JUNE 30, 2021	83

Privacy Policy[1]	(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING NON-PUBLIC PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

84	PIMCO EQUITY SERIES

Liquidity Risk Management Program	(Unaudited)

In compliance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (“1940 Act”), PIMCO Equity Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”) not regulated as a money market fund under 1940 Act Rule 2a-7, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Trust’s Board of Trustees (the “Board”) previously approved the designation of the PIMCO Liquidity Risk Committee (the “Administrator”) as Program administrator. The PIMCO Liquidity Risk Committee consists of senior members from certain PIMCO business areas, such as Portfolio Risk Management, Americas Operations, Compliance, Account Management and Portfolio Management, and is advised by members of PIMCO Legal.

A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. Each Fund has adopted a “Highly Liquid Investment Minimum” (or “HLIM”), which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets. As required under the Liquidity Rule, each Fund’s HLIM is periodically reviewed, no less frequently than annually, and the Funds have adopted policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM. The Liquidity Rule also limits the Funds’ investments in illiquid investments by prohibiting a Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Certain non-public reporting is generally required if a Fund’s holdings of illiquid investments that are assets were to exceed 15% of Fund net assets.

At a meeting of the Board held on February 9-10, 2021, the Board received a report (the “Report”) from the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2019 through December 31, 2020. The Report reviewed the operation of the Program’s components during such period, noted the March-April 2020 market conditions and associated monitoring by the Administrator, and stated that the Program is operating effectively to assess and manage each Fund’s liquidity risk and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments. This has remained true for the 12-month period ended June 30, 2021.

ANNUAL REPORT	|	JUNE 30, 2021	85

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Parametric Portfolio Associates

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Transfer Agent

State Street Bank & Trust Co.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PES3004AR_063021

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2021	$ 669,747
	June 30, 2020	$ 686,860

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2021	$ —
	June 30, 2020	$ —

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2021	$144,025
	June 30, 2020	$ —

(d)	Fiscal Year Ended	All Other Fees(2)
	June 30, 2021	$ —
	June 30, 2020	$ —

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity June 30, 2021		June 30, 2020
PIMCO Equity Series Trust	$144,025	$—
Pacific Investment Management Company LLC (“PIMCO”)	15,487,493	18,863,643

Totals	$15,631,518	$18,863,643

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	September 2, 2021

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date:	September 2, 2021